As filed with the Securities and Exchange Commission on May 3, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Dividend Growth Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund

International Small Cap Fund

Intrinsic Value Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Semi-Annual Report

February 28, 2018

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Dividend Growth Fund	2
Emerging Markets Equity Fund	4
Equity Income Fund	6
Focus Fund	8
Genesis Fund	10
Global Equity Fund	12
Global Real Estate Fund	15
Greater China Equity Fund	17
Guardian Fund	19
International Equity Fund	21
International Select Fund	23
International Small Cap Fund	25
Intrinsic Value Fund	27
Large Cap Value Fund	29
Mid Cap Growth Fund	31
Mid Cap Intrinsic Value Fund	33
Multi-Cap Opportunities Fund	35
Real Estate Fund	37
Small Cap Growth Fund	39
Socially Responsive Fund	41
Value Fund	43
FUND EXPENSE INFORMATION	52
SCHEDULE OF INVESTMENTS
Dividend Growth Fund	56
Emerging Markets Equity Fund	58
Positions by Industry	60
Equity Income Fund	62

Focus Fund	67
Genesis Fund	70
Global Equity Fund	74
Positions by Industry	76
Global Real Estate Fund	78
Positions by Sector	80
Greater China Equity Fund	82
Guardian Fund	84
International Equity Fund	90
Positions by Industry	92
International Select Fund	94
Positions by Industry	96
International Small Cap Fund	98
Positions by Industry	100
Intrinsic Value Fund	102
Large Cap Value Fund	105
Mid Cap Growth Fund	108
Mid Cap Intrinsic Value Fund	111
Multi-Cap Opportunities Fund	114
Real Estate Fund	116
Small Cap Growth Fund	118
Socially Responsive Fund	120
Value Fund	122
FINANCIAL STATEMENTS	125
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Dividend Growth Fund	191
Emerging Markets Equity Fund	191
Equity Income Fund	195
Focus Fund	197
Genesis Fund	199
Global Equity Fund	201
Global Real Estate Fund	203
Greater China Equity Fund	205
Guardian Fund	205

International Equity Fund	209
International Select Fund	213
International Small Cap Fund	215
Intrinsic Value Fund	217
Large Cap Value Fund	217
Mid Cap Growth Fund	221
Mid Cap Intrinsic Value Fund	225
Multi-Cap Opportunities Fund	229
Real Estate Fund	229
Small Cap Growth Fund	233
Socially Responsive Fund	237
Value Fund	239
Directory	249
Proxy Voting Policies and Procedures	250
Quarterly Portfolio Schedule	250
Board Consideration of the Management Agreement	251

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

Global equity markets continued their upward climb for most of this period, interrupted only in February, as volatility surged on U.S. inflation and trade policy news. Still, U.S. and emerging markets equities, as measured by the S&P 500® Index and MSCI Emerging Markets Index, respectively, closed the six month period ended February 28, 2018 up over 10 percent, with developed international markets, as measured by the MSCI EAFE® Index, up over seven percent.

While the U.S. market may have been due for a correction (the last 10% decline was in 2016), the factors behind the sharp decline in early February suggest potentially opposite directions for the future.

While an uptick in inflation spooked investors as a potential precursor to higher interest rates, it's also seen as a confirmation of underlying strength in economic growth. In February, the Consumer Price Index increased by 2.2% over the prior year. Current inflation data, incorporating factors such as January's 2.9% year-over-year gain in average hourly earnings reinforces the fact that the U.S. economy, along with much of the global economy, has continued to be steady.

Tied to the upward pressure on wages is the low U.S. jobless rate, reported at 4.1% in February. Better wages allow for better consumer spending, the single most important contributor to U.S. GDP. Growth is good, and if the U.S. Federal Reserve maintains a balance between inflation and interest rates, it should continue to support equity returns.

On the other hand, trade protectionism concerns investors because tariffs and "trade wars" threaten the global commerce that U.S.-based and other multi-national firms—and the smaller firms that supply them—rely on. Thus, we believe protectionist policy threatens profits, wages, spending, and global GDP growth trends. In a fully globalized economy, it also threatens the U.S. position as the trading partner of choice, at a time when China continues to gain economic influence.

While we are generally optimistic about the remainder of the year, we anticipate volatility. We see strength in the U.S. economy, but factors such as weak retail sales and consumer spending data year-to-date show that the economy is not invincible. As in February, real or anticipated tightening by central banks has the power to disrupt sentiment. And at a time of heightened geopolitical risk, numerous opportunities for surprise exist, domestically and internationally. Balancing all of this, however, we see strong corporate earnings and healthy balance sheets even as wage pressures and costs may be trending up.

We are strong believers in the ability of research, tested disciplines, and investor skill to add value for shareholders over the longer term. Should volatility continue, we believe the potential for active managers to outperform increases, creating opportunities to buy into dips and sell into strength. Correlations between stocks have fallen since this time last year, suggesting this is a "market of stocks" versus a uniform "stock market," another factor that we believe favors skilled active managers.

We look forward to continuing to serve your investment needs, and thank you for your confidence in Neuberger Berman.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Dividend Growth Fund Commentary

Neuberger Berman Dividend Growth Fund Institutional Class generated a 7.82% total return for the six months ended February 28, 2018, underperforming its benchmark, the S&P 500® Index (the Index), which posted a 10.84 % total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks to provide capital appreciation and income in line with its benchmark. We believe this approach identifies companies with strong business models generating cash to grow their businesses while providing dividend distributions to shareholders. We focus on companies that appear to have strong balance sheets, solid management teams, attractive free cash flow yields, and clear capital allocation strategies.

During this timeframe, the market pushed further into record territory as "growth" stocks outperformed "value." Overall, eight out of eleven sectors in the Index posted gains with Financials, Information Technology (IT), and Consumer Discretionary benefitting the most.

The Fund's approximately 15% average allocation to Financials made the largest contribution to total returns during the period. As we enter the next phase of the business cycle, our overweight to banks versus the Index remains critical to portfolio construction in a rising rate environment. Stock selection was strong with Comerica being our top overall performer as investors bid-up the asset sensitive regional bank. The company saw improved earnings growth coupled with an expectation for deregulation tailwinds on the horizon.

Elsewhere, our overweight to Materials delivered mixed results. Canada's First Quantum Minerals was among our winners. This security represents a high-quality copper producer with a meaningful nickel business. We were attracted to this business as management recently completed extensive investment initiatives in Panama, setting the stage for free cash growth, which, in our view, increases the likelihood for a dividend program. Sticking with Materials, our gold-related name, Lundin Mining, experienced downward pressure and was sold in favor of opportunities elsewhere. It's worth noting that this position was accretive to performance during its tenure.

Within Industrials, shares of Caterpillar lifted results. The maker of construction and mining equipment revised its full-year outlook citing strong growth across North America. During this period, management raised its full-year earnings guidance to $4.60, from its previous estimate of $3.50. In reaction, this stock re-rated significantly, generating significant alpha, and was ultimately sold after reaching our price target.

Collectively, Health Care exposure dampened results as Allergan was among our laggards. Overall, we remain positive given the longevity of core products including Botox, which is now used for aesthetic and medical purposes.

On the Consumer Discretionary front, stock selection weighed on performance as the sector was lifted by constituents with limited free cash flow growth. Within our holdings, commercial broadcasting giant CBS Corp. was among our laggards. Despite seeing short-term setbacks our conviction level remains elevated, and we feel these securities could stage a rebound in the quarters to come.

We feel equities remain supported by healthy corporate results. Over the near term, we believe tax legislation represents a structural tailwind for consumer confidence and earnings growth potential. The year ahead could represent an inflection point for central banks considering whether to raise interest rates in response to inflationary pressures, and the Fund remains positioned accordingly. We feel positive; however acknowledge that the economy has likely entered the later stages of its expansion cycle. Given this backdrop, we believe a focus on high-quality, cash-generative companies remains critical at this juncture.

Sincerely,

DAVID A. KIEFER AND WILLIAM D. HUNTER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Dividend Growth Fund

TICKER SYMBOLS

Institutional Class	NDGIX
Class A	NDGAX
Class C	NDGCX
Class R6	NRDGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.5%
Consumer Staples	7.3
Energy	8.7
Financials	14.8
Health Care	8.8
Industrials	11.4
Information Technology	16.3
Materials	7.2
Real Estate	2.6
Utilities	2.0
Short-Term Investment	6.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	Life of Fund
At NAV
Institutional Class	12/15/2015	7.82%	13.34%	17.19%
Class A	12/15/2015	7.61%	12.93%	16.79%
Class C	12/15/2015	7.20%	12.08%	15.88%
Class R6	12/15/2015	7.89%	13.33%	17.25%
With Sales Charge
Class A		1.42%	6.46%	13.70%
Class C		6.20%	11.08%	15.88%
Index
S&P 500® Index[1,15]		10.84%	17.10%	16.64%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.70%, 2.16%, 2.82% and 1.67% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.70%, 1.06%, 1.81% and 0.64% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a total return of 11.18% for the six months ended February 28, 2018, outperforming its benchmark, the MSCI Emerging Markets Index (Net) (the Index), which reported a total return of 10.58% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets equities performed well this period, following a strong upward trajectory driven by investor risk appetite, positive gross domestic product growth revisions, and global growth trends. In February, however, volatility increased on inflation and policy news from the U.S. Concerns about the possibility of higher interest rates and potential for slower global growth in the face of tariffs returned. Volatility was a larger factor in U.S. markets, however, as trends in local emerging markets remain attractive.

Within the Index, the Health Care, Energy, and Financials sectors outperformed. Interest rate sensitive areas including Telecommunication Services, Utilities, and Real Estate lagged. By country, Thailand, Russia, and Brazil were top performers. Mexico, United Arab Emirates, and Egypt were among markets that lost value in U.S. dollar terms.

The Fund's performance was driven primarily by stock selection. Holdings within Information Technology (IT), Financials, and Consumer Discretionary provided the bulk of our outperformance. By country, portfolio holdings from within China, Taiwan, and South Africa contributed most.

Our top contributors were three Chinese holdings: Tencent, the internet consumer services giant, announced sales growth that surpassed expectations, driven by its superior online gaming and advertising businesses; Sino Biopharmaceutical demonstrated strong cost containment, enabling investors to focus on the robust growth prospects within its strong drug pipeline; and Ping An Insurance, a leading private property and casualty insurer, delivered better-than-expected earnings, aided by its financial technology products, which have been increasingly adopted by other Chinese financial institutions.

The Fund lagged the Index in Energy, due to both stock selection and an underweight on average versus the Index. An overweight to Consumer Staples also limited relative performance. By country, holdings within Russia, Brazil, and India underperformed Index peers.

Individual detractors included Elite Material, Magnit, and China Mobile. Elite Material, the Taiwanese eco-friendly printed circuit board supplier, fell as margins disappointed due to recently lost contracts. We believe the firm could potentially gain market share with new contracts in 2018. Magnit, a Russian food retailer, disappointed following the firm's poor execution of a store-format revamp strategy, and was sold. China Mobile weakened due to slowing sales as 4G matures and smaller competitors capture market share with their improved data networks.

Looking ahead, while policy news dominated headlines at the end of this period, it did not completely determine the market's direction. While we remain cognizant of risks of a policy and geopolitical nature, we are bottom-up investors—and we believe that the fundamentals of our diverse portfolio, and the diverse markets we invest in, are strong.

We continue to favor IT and consumer stocks at the expense of the more cyclical Financials and commodity sectors. China remains the top underweight, while Hong Kong is the leading overweight, again, reflecting bottom-up opportunities rather than a top-down view.

We have been pleased with the quality, positioning, and performance of the current portfolio, and anticipate that stock picking skills and research could continue to provide an advantage in the environment we foresee.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	11.18%	32.69%	6.09%	10.62%
Class A	10/08/2008	11.00%	32.31%	5.83%	10.35%
Class C	10/08/2008	10.59%	31.27%	5.03%	9.53%
Class R3[10]	06/21/2010	10.77%	31.71%	5.39%	10.02%
Class R6[22]	03/15/2013	11.15%	32.70%	6.16%	10.66%
With Sales Charge
Class A		4.65%	24.71%	4.58%	9.66%
Class C		9.59%	30.27%	5.03%	9.53%
Index
MSCI Emerging Markets Index (Net)[1,15]		10.58%	30.51%	5.02%	9.07%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.37%, 1.74%, 2.46%, 2.02% and 1.27% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 1.51%, 2.26%, 1.92% and 1.19% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a 5.09% total return for the six months ended February 28, 2018, trailing its benchmark, the S&P 500® Index (the Index) which posted a 10.84% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund has an objective-based strategy, targeting a total return between stocks and bonds with limited volatility relative to the broader equity market. This portfolio is diversified among dividend-paying stocks and convertible bonds, selected through extensive analysis of cash flow prospects, which we believe have the ability to sustain and grow dividends.

During this timeframe, the market pushed further into record territory as "growth" stocks outperformed "value". Overall, eight out of eleven sectors in the Index posted gains with Financials, Information Technology, and Consumer Discretionary benefitting the most.

Among our holdings, stock selection was strong across Energy as our overweight position outpaced the broader sector. Higher oil prices were largely supported by OPEC production cuts as Helmerich & Payne was among our top performers. This U.S.-based oil service player is known for their FlexRig technology, providing customers with cost-effective drilling techniques for oil/gas production. In our view, future oil demand could be met by an uptick in U.S. rig activity from shale producers.

Collectively, the Fund benefitted from its ~13% average allocation to Financials during the period, which remains critical to counterbalance rate-sensitive sectors. Here, the Fund enjoys an overweight to banking stocks, and by design remains focused on megabanks and asset-sensitive regional players. Among our holdings, JPMorgan Chase & Co. and Virtu Financial were top performers. This electronic market-maker operates automated trading platforms and benefits from volatility, capitalizing on greater spread potential. On February 5, 2018, the VIX volatility index spiked intraday to 50, its highest level since August 2015. In reaction, Virtu's shares sharply advanced as greater trading volumes supported profitability.

Elsewhere, our carefully selected electric/gas Utilities outperformed the broader sector in the Index. While stock selection was strong, this defensive asset class experienced headwinds as NiSource fell among our laggards. This remains among our highest-conviction names, given what we see as its attractive growth rate potential tied to infrastructure modernization. When evaluating this space, we remain constructive on a cohort of businesses exhibiting superior dividend growth offering attractive current income and capital appreciation potential for risk averse investors.

In aggregate, our real estate investment trusts outpaced the Real Estate sector Index constituents by avoiding companies with deteriorating fundamentals. While stock selection was strong, data storage player Equinix dampened results. In short, we believe our holdings represent unique businesses outside the scope of traditional properties. We see the common thread as being niche real estate assets exhibiting supply/demand imbalances, leading to higher rents, which could offset effects from rising interest rates. Equinix is a prime example, benefitting from the hyper-growth in demand for computing power and the "internet of things". Today more than 2.5 trillion images are shared or stored annually and data storage appears to us firmly positioned to capitalize on the proliferation of connected cars, virtual assistants, health devices, etc.

Health Care exposure impacted results as Allergan was among our laggards. Ultimately this holding was sold with proceeds used to fund opportunities elsewhere.

We feel equities remain supported by healthy corporate results. Over the near term, we believe tax legislation represents a structural tailwind for consumer confidence and earnings growth potential. The year ahead could represent an inflection point for central banks considering whether to raise rates in response to inflationary pressures, and the Fund remains positioned accordingly. We remain positive for the upcoming year; however, we believe that the economy has likely entered the later stages of its expansion cycle. Given this backdrop, we believe a focus on high-quality, cash-generative companies remains critical at this juncture.

Sincerely,

RICHARD LEVINE AND SANDY POMEROY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	6.4%
Consumer Staples	5.8
Energy	8.8
Financials	12.9
Health Care	5.6
Industrials	7.8
Information Technology	12.3
Materials	5.7
Real Estate	16.1
Utilities	13.1
Convertible Bonds	4.8
Short-Term Investment	0.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date*	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[13]	06/09/2008	5.09%	9.12%	8.31%	8.04%	7.83%
Class A13	06/09/2008	4.91%	8.73%	7.92%	7.63%	7.47%
Class C13	06/09/2008	4.47%	7.90%	7.12%	6.87%	6.80%
Class R3[13]	06/21/2010	4.76%	8.42%	7.61%	7.49%	7.34%
With Sales Charge
Class A13		–1.15%	2.45%	6.64%	7.00%	6.91%
Class C13		3.47%	6.90%	7.12%	6.87%	6.80%
Index
S&P 500® Index[1,15]		10.84%	17.10%	14.73%	9.73%	8.52%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 13 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.69%, 1.06%, 1.80% and 1.34% for Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 6.12% total return for the six months ended February 28, 2018, underperforming its benchmark, the S&P 500® Index (the Index), which provided a 10.84% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The extended period of calm in U.S. equities persisted for much of the past six months, with stocks continuing their upward trend until a late-period burst in volatility sent the market into correction territory. Widespread global economic strength has driven up corporate profits and contributed to expanding stock multiples. In addition, stocks have been propelled by optimism surrounding the prospect of easier financial regulations for businesses under President Trump, as well as tax reforms that include significant cuts for corporations and many consumers. Equities began to waver in late January, however, and the market dipped as rising inflation ignited concerns that the U.S. Federal Reserve (Fed) could tighten rates more severely than hoped and further lift bond yields. Stocks retraced some of their losses by the end of the period, albeit with an apparent uptick in anxiety towards the market.

Within the Index, Financials, Information Technology (IT) and Consumer Discretionary led sector performance. These areas benefited from the solid global economy, which bolstered consumers and enhanced operating conditions for many businesses. In addition, an improving regulatory environment and rising interest rates were a boon for Financials stocks. Defensive areas such as Utilities, Telecommunication Services, Consumer Staples and Real Estate were the weakest segments of the Index over the period.

Consumer Staples provided the largest lift to relative performance for the Fund owing to better overall stock selection. One of our greatest sources of strength in this area was Walmart (WMT). WMT shares rallied as investors grew increasingly optimistic about the company's growth prospects in light of its recent restructuring effort, which focuses on enhancing WMT's e-commerce business while limiting new brick and mortar stores. The Fund's lack of exposure to the Real Estate sector, particularly real estate investment trusts, was also a benefit to relative performance, as this was a declining segment in the Index.

The greatest detraction from relative performance stemmed from IT, where our holdings generated softer returns than their counterparts in the Index. A notable shortfall was in the Software segment, where we owned cybersecurity firm Symantec Corp., which declined after the company reported disappointing fiscal second quarter profits and weaker than expected third quarter guidance. Consumer Discretionary was also a source of relative weakness for the Fund. The greatest loss stemmed from the Household Durables segment, where Whirlpool Corp. experienced price drops in the wake of disappointing third quarter earnings, and again after reporting a fourth quarter sales miss.

The Fund's use of purchased and written options detracted from performance during the period.

Despite recent volatility in stocks, we believe the market could continue to rise, bolstered by the healthy global economy and rising corporate profits, with the additional tailwind of tax cuts and financial deregulation. Yet equity valuations remain high relative to history, making investors particularly jittery in the face of potential stock market hurdles. Moreover, inflation remains a risk, which, combined with Fed tightening could hinder economic growth and cause a jump in bond yields. Within such an environment, we believe that our bottom-up portfolio construction strategy is prudent, and we continue to seek to uncover underappreciated stocks with hidden value that can be realized as specific catalysts play out over time, which we believe is fundamental to generating favorable returns over the long term.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.8%
Consumer Staples	8.8
Energy	6.1
Financials	18.3
Health Care	14.1
Industrials	7.8
Information Technology	19.4
Materials	3.7
Telecommunication Services	4.1
Utilities	2.5
Short-Term Investment	2.4
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	6.12%	14.44%	12.34%	7.76%	10.51%
Trust Class[3]	08/30/1993	6.03%	14.24%	12.14%	7.55%	10.49%
Advisor Class[4]	09/03/1996	5.89%	14.06%	11.96%	7.35%	10.42%
Institutional Class[5]	06/21/2010	6.18%	14.62%	12.54%	7.92%	10.53%
Class A19	06/21/2010	5.99%	14.23%	12.12%	7.61%	10.48%
Class C19	06/21/2010	5.56%	13.33%	11.30%	7.01%	10.38%
With Sales Charge
Class A19		–0.08%	7.70%	10.80%	6.98%	10.38%
Class C19		4.86%	12.58%	11.30%	7.01%	10.38%
Index
S&P 500® Index[1,15]		10.84%	17.10%	14.73%	9.73%	10.27%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.93%, 1.11%, 1.27%, 0.76%,1.14%, and 1.88% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12%, and 1.87% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class generated an 11.02% total return for the six months ended February 28, 2018, outperforming its benchmark, the Russell 2000® Index (the Index), which provided an 8.30% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the U.S. stock market gave back a portion of its gains late in the reporting period. The overall stock market posted positive returns during the first five months of the period. This was driven by a number of factors, including corporate profits that often exceeded expectations and synchronous global growth. The market then experienced periods of heightened volatility in February, amid concerns that the U.S. Federal Reserve may raise interest rates at a faster pace than previously expected. All told, the S&P 500® Index rose 10.84% for the six-month period. Small-cap stocks also produced strong results, as the Russell 2000 Index gained 8.30%.

The Fund outperformed the Index during the reporting period, as both sector allocation and stock selection were positive for results. From a sector allocation perspective, having no exposure to real estate investment trusts (REITs) was the most additive for results. We do not typically own REITs, as they do not meet our investment criteria. In addition, REITs are often viewed as bond-proxies and they underperformed given rising interest rates. Elsewhere, having no allocation to Utilities, another bond-proxy was beneficial. Conversely, an underweight to Biotechnology companies versus the Index and an overweight to Consumer Staples were moderate headwinds to performance.

In terms of stock selection, our positioning in the Information Technology (IT) sector was the largest contributor to relative returns, partially driven by our Electronic Equipment, Instruments & Components names. Within the Financials sector, the Fund's Banks holdings were the most additive for returns. Elsewhere, several Food Product names within the Consumer Staples sector benefited performance. On the downside, stock selection in the Industrials (mostly Machinery), Materials (largely Chemicals) and Health Care (mostly Pharmaceuticals) were the largest detractors from relative performance.

Global economic activity remains solid. Labor wage rates are beginning to inch up in certain sectors, which is positive for consumption and economic growth. However, interest rates continue to creep up at both the short and long ends of the yield curve. Moreover, recent U.S. tariff proposals raise the specter of protectionism, which, if it materializes, could weigh on global growth. In our view, smaller companies are prime beneficiaries of corporate tax reform, given their domestic bias and relatively high tax rates. However, we believe that the purchase of small-cap index funds is an inefficient way to capitalize on tax reform, since roughly one third of the Russell 2000 Index is reporting losses. Nor does passive investing recognize the negative impact that many small leveraged companies will experience in a rising interest rate environment due to the relatively short duration of their debt. In our opinion, high quality, profitable companies with strong cash flows and balance sheets—such as those we focus on for the Fund—may be entering an environment where these attributes will become more highly valued by investors.

Sincerely,

JUDITH M. VALE AND ROBERT W. D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	12.9%
Consumer Staples	5.9
Energy	2.6
Financials	17.0
Health Care	12.5
Industrials	19.0
Information Technology	21.4
Materials	7.2
Real Estate	0.5
Short-Term Investments	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	11.02%	10.85%	11.59%	8.61%	12.28%
Trust Class[3]	08/26/1993	10.99%	10.80%	11.50%	8.54%	12.26%
Advisor Class[4]	04/02/1997	10.84%	10.50%	11.19%	8.25%	12.04%
Institutional Class[5]	07/01/1999	11.12%	11.06%	11.78%	8.82%	12.43%
Class R6[23]	03/15/2013	11.17%	11.15%	11.86%	8.74%	12.33%
Index
Russell 2000® Index[1,15]		8.30%	10.51%	12.19%	9.75%	9.81%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.02%, 1.09%, 1.36%,0.85% and 0.77% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 0.75% for Class R6 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Global Equity Fund Commentary

Neuberger Berman Global Equity Fund Institutional Class generated a total return of 9.21% for the six months ended February 28, 2018, outperforming the 9.07% total return of its benchmark, the MSCI All Country World Index (Net) (the Index). (Performance for all share classes is provided in the table immediately following this letter.)

During the majority of this period, global equity markets climbed steadily upward on positive and improving economic data, healthy global trade, strong corporate earnings, and low interest rates. Through the end of January, emerging markets (as measured by the MSCI Emerging Markets Index (Net)) and U.S. equities (as measured by the S&P 500® Index) were up approximately 16 percent from the beginning of the period, with developed international markets not far behind. In February, however, volatility increased sharply, with markets giving back some of the period's strong gains. Investors became apprehensive that early signs of an uptick in inflation would drive interest rates higher, and that talks of U.S. trade tariffs would impede global trade.

Within the Index, Information Technology (IT), Consumer Discretionary, and Financials outperformed, as cyclical sectors benefited from the period's generally positive economic data. Interest rate sensitive areas underperformed, including Utilities, Real Estate, and Telecommunication Services. By country, Thailand, Russia, and Brazil led the Index this period, while Mexico, the United Arab Emirates, and Egypt were among markets posting losses.

Both stock selection and sector allocation benefited the Fund's relative performance this period, with stock selection within Consumer Staples having the largest positive effect. Stock selection and an underweight to Real Estate, lack of exposure to Utilities, and stock selection within Consumer Discretionary were also beneficial. By country, holdings from the Netherlands, Australia, and Japan added to relative performance.

Individual contributors included Amazon.com, ASML, and Blue Buffalo. Amazon surpassed investors' earnings estimates, driven by strength across a variety of businesses from online retail to web services. Dutch semiconductor specialist ASML benefited from solid earnings announcements; and Blue Buffalo, the U.S. premium pet food provider, was the subject of a takeover approach from General Mills.

The Fund lagged the Index in both Health Care and IT, based primarily on stock selection. Energy and Materials holdings were also slightly detrimental. By country, holdings based in Israel, France and Norway underperformed.

Detractors included Henry Schein, the U.S. based dental supplies distributor, underperforming on softening margins and a muted 2018 outlook. Check Point Software, the Israeli cyber-security software developer, underperformed on news of subdued billings growth. While earnings and sales beat consensus estimates, restructuring within the sales organization resulted in headwinds that we believe may persist for another quarter or two. Virbac, a French veterinary health company, weakened after disappointing results in their U.S. business. (Virbac was sold off during the period.)

Strong markets in 2017 and early 2018 lifted equity valuations to relatively high levels. The market turbulence witnessed in early February, and resultant pull back in markets, brought valuations down to more reasonable levels, particularly outside the U.S.

The combination of higher rates and increased volatility, in our view, could provide a better environment for bottom up stock pickers than we have seen in recent years. We have been reducing exposure to high flyers and adding to key names where we believe valuations have become more attractive. With global growth appearing to accelerate, we are adding selectively to names that we believe may benefit directly from increased economic activity, while harvesting gains in sectors where investor optimism appears to us excessive.

As always, decisions are made company by company with an eye on potential risk, as well as potential return. We continue to seek companies with attractive secular growth drivers, stable demand and profit profiles, and proven management teams that appear to us underappreciated by the market.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/30/2011	9.21%	21.24%	9.64%	7.40%
Class A	06/30/2011	8.93%	20.89%	9.27%	7.02%
Class C	06/30/2011	8.58%	19.88%	8.47%	6.23%
With Sales Charge
Class A		2.62%	13.96%	7.98%	6.08%
Class C		7.58%	18.88%	8.47%	6.23%
Index
MSCI All Country World Index (Net)[1,15]		9.07%	18.79%	10.07%	8.84%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 7.12%, 7.54% and 8.27% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund Commentary

Neuberger Berman Global Real Estate Fund Institutional Class generated a –2.88% total return for the six months ended February 28, 2018, outperforming its benchmark, the FTSE EPRA/NAREIT Developed Index (Net) (the Index), which generated a –3.68% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the global stock market gave back a portion of its gains late in the reporting period. The overall market posted positive returns during the first five months of the period. This was driven by a number of factors, including corporate profits that often exceeded expectations and synchronous global growth. The overall market then experienced periods of heightened volatility in February. This was partially due to concerns that the U.S. Federal Reserve (Fed) may raise interest rates at a faster pace than previously expected. However, the overall market recouped some of its losses as the month progressed. Comparatively, global real estate investment trusts (REITs) posted weak results during the period.

While the Fund generated a negative total return, it outperformed the benchmark on a relative basis during the reporting period. Stock selection was the primary driver of the Fund's results. On the upside, our holdings in the Specialty REITs, Hotel & Lodging REITs and Industrial & Office REITs sectors were the most additive for returns. The only meaningful detractors from relative performance were the Fund's holdings in the Real Estate Holding & Development and Retail REITs sectors.

The Fund's positioning from a regional/country perspective was modestly positive for results. In particular, an overweight to Japan versus the Index, an underweight to the U.S. and an overweight to Canada were the most additive for results. On the downside, underweights to the UK, Europe ex-UK and Asia/Pacific ex-Japan on average during the period detracted from relative performance.

We anticipate solid economic growth for the U.S. in 2018. We believe the Fed will likely take a measured approach in terms of further rate hikes. We anticipate the tax cuts signed into law on December 22, 2017 will likely positively impact corporate profitability, while also increasing disposable income for most consumers. Our view is that improved consumer confidence, accelerating non-residential fixed investment and modest inflation should benefit tenant demand for real estate space. We continue to focus on companies with secular demand drivers that we believe will result in above average cash flow and dividend growth. Additionally, we have found opportunities to invest in REITs that we believe are trading attractively relative to their intrinsic value.1 Overseas, we believe there will be a positive economic environment for most of Europe in 2018. In our view, continued growth in assets under management on the direct property side will put pressure on investors to deploy capital. However, the prospect of higher long-term interest rates may start to pose a challenge to pricing. Among the Asia-Pacific markets, the solid labor market and stronger return of inflation appears to us to bolster the case for Japan real estate stocks in 2018, especially with loose monetary policy and greater focus on shareholder returns. Hong Kong is expected by most investors to remain resilient as China's deleveraging looks gradual and U.S. rate hikes are well telegraphed. We believe the fundamental outlook for Australia and Singapore is also solid, although valuations appear to us to be on the high side.

Sincerely,

STEVE SHIGEKAWA, BRIAN C. JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO MANAGERS

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	Life of Fund
At NAV
Institutional Class	12/30/2014	–2.88%	2.97%	3.26%
Class A	12/30/2014	–3.18%	2.50%	2.86%
Class C	12/30/2014	–3.46%	1.80%	2.11%
With Sales Charge
Class A		–8.76%	–3.41%	0.96%
Class C		–4.42%	0.80%	2.11%
Index
FTSE EPRA/NAREIT Developed Index (Net)[1,15]		–3.68%	–0.69%	1.57%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 10.97%, 11.23% and 12.10% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary25

Neuberger Berman Greater China Equity Fund Institutional Class generated a 19.89% total return for the six months ended February 28, 2018, outperforming its benchmark, the MSCI China Index (Net) (the Index), which returned a 14.48% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

For the six months ended February, the Fund's main contributors to return relative to the Index included Consumer Discretionary (stock selection, primarily to home appliances, hotels & tourism and online retail), Telecommunication Services (a significant underweight versus the Index), Financials (stock selection to insurance and banks) and Industrials (stock selection, primarily to transportation related companies). Detractors from performance relative to the Index included Information Technology (IT) (a significant underweight) and Utilities (stock selection to environmental related utilities companies).

The Fund continues to focus on companies that we believe have sustainable top and bottom line growth by looking at the companies' operating cash flow from their recurring core businesses. As of February 28, 2018, the Fund's largest sector overweight relative to the Index was Health Care, and the largest sector underweight was IT. The Fund also held overweight positions in Industrials and Consumer Discretionary, and underweight positions in Telecommunication Services (where there is no current exposure) and Energy. The Fund's top 10 positions comprised more than 57% of total portfolio assets at the end of February.

Over the past six months, the Greater China equity markets performed relatively well. In September, profit taking led the China equity markets to consolidate at the beginning of the month, and investor sentiment was weighed down by Standard & Poor's downgrading China and Hong Kong's sovereign credit ratings, additional property tightening policies and escalating geopolitical risks. However, continued supply side reforms and the People's Bank of China (PBoC) eliminating foreign exchange derivative sales reserve requirements supported the Greater China equity markets by month-end. Positive momentum continued into October due to expectations of policy support from the 19th National Congress of the Communist Party of China, the State Council's supportive decision to cut the reserve requirement ratio (RRR) aimed at small and medium enterprises financing, the PBoC's announcement on 50-150 bps RRR reduction for certain banks and solid third quarter 2017 corporate earnings. News that the State Council is planning a pilot program for full convertibility of domestic shares to H-shares and announcements of significant business deals concluded with the U.S. after President Trump's visit to China led markets to trade higher in November, but they corrected sharply toward month-end as sentiment was weighed down by purging of online microlenders, reduction of import tariffs and property tightening policies. Toward year-end, despite concerns over liquidity, the PBoC raising reverse repurchase and medium-term lending facility rates by 5 bps and the U.S. Federal Reserve's third rate hike of 25 bps, China equity markets ended the year on a high note primarily due to the impact of U.S. tax reforms and bond yields surging after hawkish comments from European Central Bank policymakers. In January, both the domestic China A-shares market and offshore Hong Kong market rallied as macroeconomic indicators continued to reflect stable growth, most notably GDP growth of 6.9% for 2017. China equity markets corrected in February due to profit taking following January's markets rallying, options hedging and liquidity concerns. Macroeconomic data published for the period of January indicated mixed signals—Consumer Price Index and Producer Price Index moderated, while trade data was higher than expected. However, investors remained cautious ahead of earnings season and China's "Two Sessions" to be held in March.

As of September 20, 2017, the Fund closed to new investors because of capacity constraints associated with the Fund's investment strategy. The Fund closed to new investments, including investments from existing shareholders, effective at the close of business on October 17, 2017.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.9%
Consumer Staples	4.1
Energy	1.8
Financials	26.3
Health Care	7.5
Industrials	9.1
Information Technology	25.1
Materials	4.0
Real Estate	5.9
Utilities	1.3
Short-Term Investment	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	25.6%
Hong Kong	58.6
United States	15.8
Total	100.0%

PERFORMANCE HIGHLIGHTS25

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	Life of Fund
At NAV
Institutional Class	07/17/2013	19.89%	60.22%	20.22%
Class A	07/17/2013	19.65%	59.60%	19.91%
Class C	07/17/2013	19.28%	58.53%	18.92%
With Sales Charge
Class A		12.75%	50.37%	18.39%
Class C		18.28%	57.53%	18.92%
Index
MSCI China Index (Net)[1,15]		14.48%	46.71%	14.42%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.69%, 2.07% and 2.80% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated an 11.12% total return for the six months ended February 28, 2018, outperforming the 10.84% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the U.S. stock market gave back a portion of its gains late in the reporting period. The overall stock market posted positive returns during the first five months of the period. This was driven by a number of factors, including corporate profits that often exceeded expectations and synchronous global growth. The market then experienced periods of heightened volatility in February amid concerns that the U.S. Federal Reserve may raise interest rates at a faster pace than previously expected. As measured by the Index, U.S. stocks experienced their first correction (a decline of at least 10%) in two years between January 29 and February 8. However, the market recouped some of its losses as the month progressed. All told, the Index rose 10.84% for the six-month period.

The Fund's investments fall into three buckets identified by the portfolio management team: Growth, Total Return and Opportunistic. Growth companies are those companies that have been growing their revenues and, as they did so, generated free cash flow that has been reinvested in the business at what we identify as attractive risk-adjusted returns. In our view, Total Return investments demonstrate sustainable and/or growing streams of income that are underpinned by asset value and which may result in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). Finally, Opportunistic investments are those with identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, "hidden assets", or other market dislocations that we believe have the potential to unlock intrinsic value.1

Sector allocation, overall, was the largest contributor to the Fund's performance during the period. This was primarily driven by underweights to Real Estate, Telecommunication Services (where the Fund had no exposure) and Energy versus the Index. Conversely, an underweight to Financials and an overweight to Utilities detracted from results. The Fund's modest cash position was also a headwind for results.

Stock selection, overall, was also additive for performance during the period. In particular, stock selection in the Consumer Staples, Industrials and Financials sectors were the most beneficial for performance. Conversely, the Energy, Information Technology and Consumer Discretionary sectors were the largest detractors from relative results.

The Fund's use of purchased and written options contributed positively to performance during the period.

Looking ahead, we have a constructive—albeit increasingly selective—outlook for risk assets (equities and high yield). This is driven by our anticipation of solid global economic growth, lower corporate tax rates, repatriation of foreign earnings and the continued emergence of a more pro-business environment in the U.S. In addition, business sentiment and consumer confidence have remained strong. Nevertheless, we are very mindful of the complex world in which we live and invest. The risks of the long-term inflationary effects of continued government intervention, coupled with a myriad of ongoing geopolitical issues around the world, remain top of mind.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.0%
Consumer Staples	7.0
Energy	3.7
Financials	13.8
Health Care	10.5
Industrials	19.0
Information Technology	24.4
Materials	2.5
Real Estate	0.6
Utilities	3.4
Options Purchased	0.1
Short-Term Investment	1.0
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,11

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	11.12%	19.73%	12.64%	8.56%	11.15%
Trust Class[3]	08/03/1993	11.08%	19.50%	12.45%	8.37%	11.10%
Advisor Class[4]	09/03/1996	10.93%	19.14%	12.13%	8.00%	10.96%
Institutional Class[5]	05/27/2009	11.27%	19.94%	12.84%	8.74%	11.18%
Class A19	05/27/2009	11.06%	19.50%	12.42%	8.39%	11.12%
Class C19	05/27/2009	10.66%	18.66%	11.58%	7.68%	11.02%
Class R3[16]	05/27/2009	10.92%	19.19%	12.12%	8.14%	11.09%
With Sales Charge
Class A19		4.67%	12.68%	11.10%	7.75%	11.03%
Class C19		9.66%	17.66%	11.58%	7.68%	11.02%
Index
S&P 500® Index[1,15]		10.84%	17.10%	14.73%	9.73%	11.22%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.90%, 1.07%, 1.39%, 0.72%, 1.10%, 1.84% and 1.38% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio of the Class R3 shares was 1.37% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary

Neuberger Berman International Equity Fund Institutional Class generated a total return of 6.71% for the six months ended February 28, 2018, trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which provided a 7.12% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets posted healthy results over the past six months, as positive economic news continued through most of the period. In the Eurozone, economic growth broadened to include more countries, unemployment fell, and consumer confidence increased. Japan continued to benefit from solid corporate earnings on strong global trade and confidence in the current economic and fiscal policies. In contrast with the overall period, during February, volatility jumped sharply and some of the period's earlier gains were lost, as early signs of inflation suggested less dovish central bank policy could follow, and as U.S.-based tariff talk threatened global trade.

Overall, the Index returns were led by a rebounding Energy sector, followed by Consumer Discretionary and Information Technology (IT) stocks, while higher yielding sectors, such as Utilities, Telecommunication Services, and Consumer Staples sectors posted losses due to the specter of rising interest rates. By country, Japan, Singapore and Austria led the Index, while New Zealand, Spain and Sweden declined.

The Fund benefited from strong stock selection, primarily within Telecommunication Services, Real Estate and Consumer Staples. An overweight to IT on average versus the Index, an underweight to Telecommunication Services and lack of exposure to Utilities, were additional positive factors. By country, portfolio holdings based in Switzerland, Australia and the Netherlands outperformed the Index.

ASML, Keyence and Kose were among standout contributors for the period. Dutch semiconductor specialist ASML benefited from solid earnings announcements. Keyence, the Japanese factory automation equipment supplier, reported stronger-than-expected sales growth; and Kose, the Japanese cosmetics firm, continued to expand sales in China where penetration is still low, and internationally with their high-end brand, Decorte.

Stock selection detracted from relative results within the Consumer Discretionary, Health Care, and Energy sectors. A modest underweight to the strong Energy sector detracted as well. By country, portfolio holdings within the UK, Israel, and France underperformed the benchmark.

Detractors for the period included Elior, Clinigen, and Virbac. We sold Elior, the French commercial catering group. The stock declined on the announcement of the departure of their CEO in third quarter and a profit warning issued in fourth quarter. Clinigen, a UK-based specialty pharmaceuticals firm, declined after reporting lower profits in their clinical trials division; and Virbac (which was sold during the period), a French veterinary health company, weakened after disappointing results in their U.S. business.

Strong markets in 2017 and early 2018 lifted equity valuations to relatively high levels. The market turbulence witnessed in early February, and resultant pullback in markets, brought developed international equity valuations back below long run averages.

The combination of higher rates and increased volatility, in our view, should provide a better environment for bottom up stock pickers than we have seen in recent years. We have been reducing exposure to companies whose valuations have increased significantly and adding to key names where we think valuations have become more attractive. With global growth having accelerated, we are adding selectively to names that we believe should benefit directly from increased economic activity, while harvesting gains in sectors where investor optimism appears to us excessive. As always, decisions are made company by company with an eye on potential risk as well as potential return.

We continue to seek companies that appear to us to have attractive secular growth drivers, stable demand and profit profiles, and proven management teams that appear underappreciated by the market.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[12]	01/28/2013	6.63%	21.10%	7.32%	3.93%	5.70%
Trust Class[12]	01/28/2013	6.60%	21.08%	7.25%	3.90%	5.67%
Institutional Class	06/17/2005	6.71%	21.38%	7.47%	4.00%	5.76%
Class A12	01/28/2013	6.61%	20.96%	7.08%	3.81%	5.61%
Class C12	01/28/2013	6.20%	20.02%	6.28%	3.41%	5.28%
Class R6[22]	09/03/2013	6.77%	21.51%	7.56%	4.04%	5.79%
With Sales Charge
Class A12		0.47%	14.00%	5.82%	3.20%	5.11%
Class C12		5.20%	19.02%	6.28%	3.41%	5.28%
Index
MSCI EAFE® Index (Net)[1,15]		7.12%	20.13%	7.06%	2.82%	5.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.23%, 1.27%, 1.03%, 1.39%, 2.14% and 0.95% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary

Neuberger Berman International Select Fund Trust Class generated a total return of 6.80% for the six months ended February 28, 2018, trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which provided a 7.12% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets posted healthy results over the past six months, as positive economic news continued through most of the period. In the Eurozone, economic growth broadened to include more countries, unemployment fell, and consumer confidence increased. Japan continued to benefit from solid corporate earnings on strong global trade, and confidence in the current economic and fiscal policies. In contrast with the overall period, during February, volatility jumped sharply and some of the period's earlier gains were lost, as early signs of inflation suggested less dovish central bank policy could follow, and as U.S.-based tariff talk threatened global trade.

Overall, the Index returns were led by a rebounding Energy sector, followed by Consumer Discretionary and Information Technology (IT) stocks, while higher yielding sectors, such as Utilities, Telecommunication Services, and Consumer Staples sectors posted losses due to the specter of rising interest rates. By country, Japan, Singapore, and Austria led the Index, while New Zealand, Spain and Sweden declined.

The Fund benefited most from strong stock selection within Consumer Staples. Stock selection within Financials, along with an overweight to IT on average versus the Index, and lack of exposure to both Utilities and Telecommunication Services were also advantageous. By country, portfolio holdings based in Australia, Switzerland, and the Netherlands outperformed their Index counterparts.

ASML, Kose and Keyence were among standout contributors for the period. Dutch semiconductor specialist ASML benefited from solid earnings announcements. Kose, a Japanese cosmetics firm, continued to expand sales in China where penetration is still low, and internationally with their high-end brand, Decorte; and Keyence, a Japanese factory automation equipment supplier, reported stronger-than-expected sales growth.

Stock selection detracted from relative results within the Consumer Discretionary, Health Care, and Industrials sectors. A slight underweight to the strong Energy sector versus the Index detracted as well. By country, portfolio holdings within Israel, France, and Sweden underperformed the benchmark during the period.

Detractors for the period included Nordea Bank, Elior, and Check Point Software. We sold Nordea, the Sweden-based regional bank, after the stock declined on concerns around the company's weak revenue outlook. The company's long-term cost guidance also disappointed. We also sold Elior, the French commercial catering group. Its stock declined on the announcement of the departure of their CEO in third quarter and a profit warning issued in fourth quarter. Check Point Software, the Israeli cyber-security software developer, underperformed on news of subdued billings growth. While earnings and sales beat consensus estimates, restructuring within the sales organization resulted in headwinds that we believe may persist for another quarter or two.

Strong markets in 2017 and early 2018 lifted equity valuations to relatively high levels. The market turbulence witnessed in early February, and resultant pullback in markets, brought developed international equity valuations back below long run averages.

The combination of higher rates and increased volatility, in our view, should provide a better environment for bottom up stock pickers than we have seen in recent years. We have been reducing exposure to companies whose valuations have increased significantly and adding to key names where valuations have become more attractive. With global growth having accelerated, we are adding selectively to names that we believe should benefit directly from increased economic activity, while harvesting gains in sectors where investor optimism appears to us excessive. As always, decisions are made company by company with an eye on potential risk as well as potential return.

We continue to seek companies that appear to us to have attractive secular growth drivers, stable demand and profit profiles, and proven management teams that appear underappreciated by the market.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX
Class R6	NRILX

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	08/01/2006	6.80%	22.69%	6.65%	3.23%	3.99%
Institutional Class[6]	10/06/2006	6.90%	23.05%	7.02%	3.58%	4.34%
Class A14	12/20/2007	6.75%	22.66%	6.65%	3.23%	3.99%
Class C14	12/20/2007	6.35%	21.66%	5.84%	2.45%	3.30%
Class R3[14]	05/27/2009	6.65%	22.26%	6.39%	2.98%	3.78%
Class R6[24]	04/17/2017	6.97%	23.12%	6.72%	3.27%	4.02%
With Sales Charge
Class A14		0.64%	15.56%	5.39%	2.62%	3.46%
Class C14		5.35%	20.66%	5.84%	2.45%	3.30%
Index
MSCI EAFE® Index (Net)[1,15]		7.12%	20.13%	7.06%	2.82%	3.76%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.35%, 0.90%, 1.28%, 2.02%, and 1.52% for Trust Class, Institutional Class, Class A, Class C, Class R3 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2017 is 0.79% for Class R6 (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 0.80%, 1.16%, 1.91%, and 1.41% for Trust Class, Institutional Class, Class A, Class C, Class R3 shares, respectively, and the estimated total annual operating expense ratio is 0.73% for Class R6 after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Small Cap Fund Commentary

Neuberger Berman International Small Cap Fund Institutional Class reported a total return of 10.57% for the six months ended February 28, 2018, trailing the 10.59% total return of its benchmark, the MSCI EAFE® Small Cap Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Markets continued their upward trajectory during the past six months, with volatility picking up only late in the period, amidst concerns about inflation and U.S. trade tariffs. International small cap stocks were somewhat insulated, as many domestically focused smaller-cap stocks—generally less likely to be impacted by trade policy—outperformed their more export-oriented larger-cap developed counterparts in February and over the entire six month period, as measured by the MSCI EAFE® Index.

All sectors within the Index reported positive results this period, with Information Technology, a rebounding Energy sector, and Materials performing best. Interest rate sensitive sectors, such as Utilities, Telecommunication Services, and Real Estate sectors lagged. All countries within the Index advanced this period as well. New Zealand, Portugal, Germany and the Netherlands outperformed, while Sweden, Finland, and Denmark lagged the overall Index.

Stock selection contributed to relative performance, especially within Industrials, Real Estate and Consumer Discretionary. By country, the portfolio's Japanese, Swiss, and Dutch holdings outperformed the Index.

Top individual contributors included Trigano, a French recreational vehicle maker, which continued to consolidate the European market and benefited from an improving economy; Sato Holdings, a Japanese company specializing in automation recognition technology, which posted improved earnings; and Shoei, a Japan-based global leader in high-end motorcycle helmet manufacturing, which reported higher-than-expected overseas sales.

The Fund lagged the Index within Materials, Health Care, and Consumer Staples. By country, Belgian, UK-based and Norwegian holdings detracted. Sector allocation was another small disadvantage to relative performance.

Individual detractors included Byggmax Group, a Swedish discount building-materials retailer, which faced a more challenging local real estate market, and was sold; Advantage Oil & Gas, a Canadian gas producer, which was hurt by lower local natural gas prices and is under our review; and Borregaard, a Norwegian biorefinery, which suffered due to price pressure in one of its markets.

Given our efforts to achieve a lower risk profile for the Fund relative to the Index, it is gratifying that our stock selection was rewarded this period and that the portfolio kept pace within a rapidly rising market.

We continue to look for opportunities across countries and sectors with limited exposure to the economic or political cycle, and given higher overall valuations, we continue to retain discipline around the prices we are paying for stocks.

In any environment, our overarching goal continues to be identifying companies with attractive secular growth drivers, stable demand and profit profiles, and proven management teams, that appear underappreciated and, that we believe, offer investors attractive long-term risk/return characteristics.

Sincerely,

BENJAMIN SEGAL AND DAVID BUNAN
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

International Small Cap Fund

TICKER SYMBOLS

Institutional Class	NIOIX
Class A	NIOAX
Class C	NIOCX
Class R6	NIORX

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	Life of Fund
At NAV
Institutional Class	12/08/2016	10.57%	28.77%	32.21%
Class A	12/08/2016	10.44%	28.33%	31.74%
Class C	12/08/2016	10.08%	27.32%	30.80%
Class R6	12/08/2016	10.72%	28.82%	32.35%
With Sales Charge
Class A		4.13%	20.92%	25.54%
Class C		9.08%	26.32%	30.80%
Index
MSCI EAFE® Small Cap Index (Net)[1,15]		10.59%	27.40%	28.94%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 24.00%, 24.37%, 25.11% and 23.91% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.08%, 1.44%, 2.19% and 1.01% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2017 have been restated to reflect actual expenses excluding organization expenses incurred during that period. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 6.72% total return for the six months ended February 28, 2018, outperforming its benchmark, the Russell 2000® Value Index (the Index), which returned 5.09% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2017 was a year of robust equity returns for most all investors. While 2018 started off strong, the market's winning streak came to an end in February. For the first time in more than two years, all major asset classes (except cash) declined for the month.

In the current environment, enhancing the risk-reward characteristics of our portfolio is our foremost concern. For the last three years we have been actively renewing our portfolio with that objective in mind. We also wanted to increase our exposure to Consumer and Health Care companies while gradually rebalancing our more cyclical Technology and Producer Durable investments. In aggregate, since 2015 we refreshed about one-third of the portfolio, although the net impact is a tad lower as some investments were acquired or quickly recovered to our intrinsic value1 estimate.

During the period, rising interest rates helped portfolio performance versus the Index due to our significant underweight in financially sensitive real estate investment trusts (REITs) and Utilities. Many of our bank stocks also performed well. Comerica, a more asset sensitive bank, benefitted from the rising rate environment. Huntington Bancshares executed well, and we anticipate continued revenue synergies from the FirstMerit acquisition. TCF Financial doubled its quarterly dividend passing its tax savings on to shareholders.

Many of the Fund's Technology investments posted solid gains. Notable contributors were DST Systems (sold off during the period), which agreed to be acquired by SS&C Technologies, and Mellanox Technologies, a supplier of computer networking products, which delivered solid results mainly based on strength in its ethernet business. The company also announced the appointment of two new board members, both industry veterans who have been successful in driving operating results.

There were also some Technology laggards. MACOM Technology Solutions materially lowered its outlook due to continued cyclical weakness in the optical market in China. TiVo shares were impacted by concerns around weak guidance, the possibility of a revenue decline in 2018 and fears that a protracted Comcast litigation could interfere with other growth opportunities. Stock selection in Consumer Staples also presented a slight headwind to performance as both TreeHouse Foods and Hain Celestial missed earnings. In Health Care, NanoString, a biotech company specializing in the development of cancer diagnostics tools, announced a huge third quarter miss due to weak placements and declining utilization in the academic end-market.

During the period, some companies agreed to be acquired. We introduced a few new holdings and eliminated a few positions. Taken together we believe the portfolio is an attractive mix of growth and value opportunities, well positioned to benefit from important secular trends. The shorter term concern we have is that sentiment towards equities has shifted from fear to greed. We believe there are many indicators, both mainstream and anecdotal, that suggest some conservatism is now warranted.

With equity markets having appreciated dramatically since 2009, we believe they are vulnerable whenever the conventional investment narrative shifts. We experienced this in February. Early in the month, stocks plummeted on fears of accelerating inflation and at month-end rising interest rates led stocks down again. This type of volatility is consistent with our anticipation of a market with an upward bias subject to very swift selloffs or drawdowns for any particular reason. Our biggest concern for longer-term investment performance remains the unsustainable budget policies of the U.S.

We thank you for your investment in our Fund and look forward to reporting our future results.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	8.1%
Consumer Staples	1.0
Energy	0.8
Financial Services	9.7
Health Care	15.6
Materials & Processing	3.5
Producer Durables	20.3
Technology	33.5
Utilities	4.8
Convertible Bonds	0.6
Short-Term Investment	2.1
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date*	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[18]	05/10/2010	6.72%	11.93%	11.69%	10.11%	11.29%
Class A18	05/10/2010	6.53%	11.51%	11.28%	9.80%	11.14%
Class C18	05/10/2010	6.11%	10.68%	10.45%	9.17%	10.83%
With Sales Charge
Class A18		0.38%	5.12%	9.97%	9.15%	10.82%
Class C18		5.11%	9.68%	10.45%	9.17%	10.83%
Index
Russell 2000® Value Index[1,15]		5.09%	2.96%	10.59%	8.64%	8.83%
Russell 2000® Index[1,15]		8.30%	10.51%	12.19%	9.75%	8.11%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 18 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.04%, 1.44% and 2.16% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class generated a 5.31% total return for the six months ended February 28, 2018, underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 7.26% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equities progressed on a steady upward path for much of the past six months. A synchronous revival in economic growth throughout the world fueled a rise in U.S. corporate profits, which has been a key source of strength for stocks. In addition, investors were encouraged by the prospects of softer regulations for financial companies, as well as new tax legislation that would lower taxes for many consumers and businesses. Oil prices also rose during this time, giving a lift to the Energy sector, and the U.S. Federal Reserve (Fed) raised interest rates citing a continued sanguine economic picture. Yet in late January, volatility picked up and stocks tumbled amidst concerns that rising inflation could cause the Fed to hasten its rate tightening plan and further push up bond yields. The market correction was short-lived, however, as investors took advantage of the dip in stocks to add to their equity positions in light of the favorable macro environment.

Within the Index, Information Technology (IT) and Materials were among the strongest sectors of the market owed in part to the solid global economy. Financials was another outperforming area due to the increasingly pro-business stance in Washington. Defensive segments including Utilities, Telecommunication Services, Real Estate and Consumer Staples each declined for the period and underperformed the overall index.

Industrials was a top area of relative strength within the Fund over the six-month period. Our lighter exposure to this underperforming segment of the market as well as superior stock returns versus Index sector counterparts, particularly within the Industrial Conglomerates industry, drove the relative upside. Consumer Discretionary gave an additional lift to returns versus the Index owing in large part to our heavier exposure to Multiline Retailers, as these names fared exceptionally well during the past several months. Our lesser allocation to the declining Real Estate sector, which we sold out of completely by the end of the period, further benefitted relative performance.

On the downside, the Fund's lighter exposure to IT caused the largest loss for the Fund on a relative basis. The drag on performance was especially notable in the Semiconductor and Communication Equipment industries, which markedly outperformed the market during the period. Energy and Materials further detracted from relative returns over the period. Within Energy, our selection of stocks on the whole underperformed those in the Index sector, and weakness in Materials stemmed from the Metals & Mining industry where our investments in aggregate fell short of Index constituents.

The Fund's use of written options contributed positively to performance during the period.

Despite the tailwinds of a healthy global economy and rising corporate earnings, recent events have shown that the market remains vulnerable to downturns, particularly with equity valuations at such lofty levels. While the latest correction was brief, we believe that increased inflation and higher bond yields could send the market tumbling once again. In addition, trade policy reform has come into the spotlight, with the potential for tighter trade restrictions on certain commodities and countries potentially hampering certain areas of the market while giving a boost to others. We continue to explore all areas of the market for price dislocations that we believe could turn into rewarding investment opportunities. Our portfolio construction strategy entails uncovering what we believe are underappreciated stocks with hidden value that can be realized as specific catalysts play out over time and we believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.6%
Consumer Staples	14.9
Energy	7.5
Financials	16.5
Health Care	13.9
Industrials	4.6
Information Technology	2.6
Materials	6.4
Telecommunication Services	1.8
Utilities	9.7
Short-Term Investment	7.5
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	5.31%	8.32%	11.27%	5.73%	12.53%
Trust Class[3]	08/30/1993	5.21%	8.16%	11.07%	5.54%	12.44%
Advisor Class[4]	08/16/1996	5.17%	7.95%	10.89%	5.38%	12.31%
Institutional Class[5]	06/07/2006	5.43%	8.53%	11.45%	5.91%	12.58%
Class A19	06/21/2010	5.21%	8.11%	11.01%	5.54%	12.48%
Class C19	06/21/2010	4.82%	7.30%	10.19%	4.94%	12.33%
Class R3[16]	06/21/2010	5.08%	7.74%	10.70%	5.33%	12.43%
With Sales Charge
Class A19		–0.85%	1.92%	9.70%	4.92%	12.33%
Class C19		3.85%	6.30%	10.19%	4.94%	12.33%
Index
Russell 1000® Value Index[1,15]		7.26%	7.75%	12.04%	7.89%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.88%, 1.06%, 1.21%, 0.71%, 1.08%, 1.83% and 1.44% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.37% for Class R3 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Institutional Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 13.84% total return for the six months ended February 28, 2018, ahead of its benchmark, the Russell Midcap® Growth Index (the Index), which returned 12.40% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While there were plenty of headline-worthy events over the last six months, ranging from the federal tax reform legislation to a rising and worrisome specter of protectionism, we believe the secret sauce and real story behind this highly resilient and seemingly indefatigable equity market remains corporate earnings. Broadly compelling results and reasonably confident guidance continue to underpin this market, and we believe essentially empower it to shrug off all manner of macro-level noise. Even the arrival of a long-awaited correction, triggered by inflationary worries and the potential threat of a more hawkish path from the U.S. Federal Reserve, may prove to be more of a fleeting pause than a healthy valuation reset. As a result, it has remained a constructive environment for active management and higher qualitative growth approaches, such as ours, which have continued to benefit from an increased relevancy for underlying fundamentals and execution and the market's willingness to reward positive differentiation.

Over the trailing six months, the portfolio was primarily overweight versus the Index in Health Care, Industrials and Information Technology (IT) and meaningfully underweight in Materials, Real Estate, Consumer Discretionary and Consumer Staples. These decisions reflect the compelling catalysts and underlying fundamentals that we believe we're seeing in Health Care and IT, our persistent wariness around retail and consumer spending and the fact that neither GDP-growth dependent commodities nor income-yielding real estate investment trusts are an ideal fit with our earnings-centric philosophy. Breaking down our performance, our Health Care efforts could be felt at all levels of the portfolio and ultimately helped to drive our positive results relative to the benchmark. At the industry level, strong stock selection within our overweight allocation to Biotechnology continued to prove highly additive, while the impact from two major hurricanes and several stock-specific missteps resulted in Health Care Providers & Services being the leading detractor. Drilling down to our holdings, Nektar Therapeutics, a biopharmaceutical company focused on unmet needs in cancer and auto-immune conditions, was boosted by promising updates from their ongoing melanoma and small-cell lung cancer trials, while TESARO, Inc., a biopharmaceutical company engaged in the development and acquisition of oncology-related treatments, fell short of heightened "whisper" expectations in the fourth quarter of 2017. We're confident in TESARO's long-term story and remain holders.

Looking ahead, we believe that the U.S. will largely remain a pro-growth environment, corporate earnings will continue to impress and support current valuations and, absent another broader reset, key growth sector- and industry-level rotations will again foster timely buying opportunities. Ultimately, we don't anticipate 2018 to mirror the robust returns or fascinating calm demeanor of 2017, but we are cautiously optimistic that it will remain a positive environment for active management targeting differentiated small- and mid-cap growth companies.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.0%
Consumer Staples	1.5
Energy	2.9
Financials	7.3
Health Care	18.7
Industrials	17.7
Information Technology	29.9
Materials	2.5
Real Estate	0.6
Exchange Traded Funds	1.0
Short-Term Investment	3.9
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	13.84%	22.09%	13.02%	9.53%	11.91%
Trust Class[3]	08/30/1993	13.82%	22.03%	12.96%	9.43%	11.83%
Advisor Class[4]	09/03/1996	13.64%	21.67%	12.67%	9.11%	11.62%
Institutional Class[5]	04/19/2007	13.94%	22.31%	13.24%	9.81%	11.99%
Class A19	05/27/2009	13.73%	21.82%	12.82%	9.40%	11.88%
Class C19	05/27/2009	13.28%	20.84%	11.96%	8.68%	11.69%
Class R3[16]	05/27/2009	13.59%	21.54%	12.54%	9.16%	11.82%
Class R6[23]	03/15/2013	13.93%	22.36%	13.33%	9.67%	11.95%
With Sales Charge
Class A19		7.21%	14.83%	11.49%	8.75%	11.71%
Class C19		12.28%	19.84%	11.96%	8.68%	11.69%
Index
Russell Midcap® Growth Index[1,15]		12.40%	20.60%	14.23%	10.43%	N/A
Russell Midcap® Index[1,15]		8.44%	11.95%	13.01%	10.05%	13.32%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.93%, 0.98%, 1.24%, 0.73%, 1.12%, 1.87%, 1.37% and 0.65% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.37% for Class R3 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 6.38% total return for the six-month period ended February 28, 2018, outperforming the Russell Midcap® Value Index (the Index) which returned 5.41% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2017 was a year of robust equity returns for most investors, and while equity indices continued their upward swing into January, the winning streak ended in February. Stocks plummeted during the first eight days of the month, then climbed up regaining much of their losses, only to drop again during the final two days of the month. Early in the month, investor concerns over inflation coupled with valuations well above historical averages led to a sell-off, but a strong economy and rising profits fueled a rapid and dramatic rebound. However, as interest rates crept up at month-end, stock prices again dropped off. After nine years of a bull market, we anticipate continued volatility in 2018.

During the period, rising interest rates helped portfolio performance due to our significant underweight in financially sensitive real estate investment trusts (REITs) and Utilities versus the Index. Many of our bank stocks have also performed well. Comerica, a more asset sensitive bank, benefitted from the rising rate environment; BankUnited profited from strong loan growth and lower tax rates. Several of our retail stocks, in particular Macy's and Best Buy, rallied as they are anticipated to be positively impacted by tax reform and both holdings also benefitted from a much improved holiday shopping season at the end of 2017.

Stock selection in the Consumer Staples sector presented a headwind to relative performance as both TreeHouse Foods and Hain Celestial missed earnings for the quarter. In the Energy sector, Cabot Oil & Gas traded down with natural gas prices. In Utilities, Edison International's stock price was negatively impacted by the wildfires in southern California.

Company specific events continue to have a positive impact on the portfolio. Several of the Fund's holdings were acquired, disposed of significant assets, or made large acquisitions during the period. Notable events include: Orbital ATK agreed to be acquired by Northrop Grumman for $134.50 per share, Teva Pharmaceuticals agreed to sell its PARAGARD IUD business to Cooper Companies for $1.1 billion, General Dynamics agreed to purchase CSRA in a strategic step to expand its capabilities in the government technology services market, and Starwood Waypoint Homes was acquired by Invitation Homes in an all stock transaction.

We introduced nine new ideas during the period. Market dislocations, such as those experienced in February can provide us with opportunities to identify new investment ideas with attractive valuations. During the early February correction we added two new names to the portfolio—Acuity, a leading lighting and building management solutions company and KeyCorp, a large regional bank. We also purchased two new positions at month end—Devon Energy, involved in oil and gas exploration, development and production and Molson Coors, a multinational brewing company. Other new additions include Ciena, Hain Celestial, CoreCivic, Party City and Hexcel.

On the sell side, we eliminated four positions. Quintiles, Avery Dennison and Avis Budget who reached our estimates of their intrinsic values.1 Office Depot was sold as our investment thesis for the company changed.

While the portfolio's discount to intrinsic value has narrowed, we believe some of our newer positions should begin to appreciate, and we anticipate that there will be some price improvement in a number of our lagging positions as managements' strategic plans take hold. In general, we believe our cash generating franchise companies selling at material discounts should generate solid returns in what could be a less robust general market moving forward. We also anticipate a robust M&A market which should benefit our portfolio holdings.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	11.9%
Consumer Staples	4.2
Energy	8.2
Financial Services	18.0
Health Care	11.3
Materials & Processing	5.3
Producer Durables	16.0
Technology	16.9
Utilities	5.5
Short-Term Investment	2.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	6.38%	10.47%	12.49%	8.39%	9.70%
Trust Class[3]	06/10/1999	6.36%	10.28%	12.26%	8.26%	9.60%
Institutional Class[5]	03/08/2010	6.54%	10.73%	12.72%	8.61%	9.82%
Class A19	06/21/2010	6.36%	10.34%	12.31%	8.30%	9.65%
Class C19	06/21/2010	5.95%	9.53%	11.47%	7.68%	9.32%
Class R3[16]	06/21/2010	6.27%	10.08%	12.04%	8.10%	9.54%
With Sales Charge
Class A19		0.24%	3.99%	10.98%	7.66%	9.31%
Class C19		4.97%	8.53%	11.47%	7.68%	9.32%
Index
Russell Midcap® Value Index[1,15]		5.41%	5.47%	12.03%	9.67%	9.48%
Russell Midcap® Index[1,15]		8.44%	11.95%	13.01%	10.05%	9.21%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.25%, 1.43%, 1.06%, 1.43%, 2.18% and 1.69% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.85%, 1.21%, 1.96% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Trust Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 12.16% total return for the six months ended February 28, 2018, outperforming the 10.84% total return for its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Within the Index, eight of eleven sectors generated a positive total return for the period. Consumer Discretionary, Financials, Industrials, and Information Technology (IT) outperformed relative to the overall benchmark. Consumer Staples, Energy, Health Care, Materials, Real Estate, Telecommunication Services, and Utilities underperformed relative to the overall benchmark. We believe accelerating corporate earnings and strong economic growth contributed to broad-based positive performance during the period.

Within the portfolio, stock selection in Consumer Staples, Health Care, and Industrials benefitted performance relative to the Index, while stock selection in IT and Materials detracted from relative performance. From a sector perspective, the portfolio finished the period with an overweight, relative to the Index, in the Financials, Industrials, and Materials sectors. The portfolio completed the period with an underweight, relative to the Index, in the Consumer Discretionary, Consumer Staples, Energy, Health Care, IT, Real Estate, Telecommunication Services, and Utilities sectors. The overweight in Financials, and no exposure to Real Estate, Telecommunication Services, and Utilities benefitted performance relative to the Index, while the underweight in Consumer Discretionary detracted from relative performance.

Portfolio construction is an important component of our investment process and consists of three distinct investment categories: Special Situations, Opportunistic and Classic. Special Situations have unique attributes (e.g., restructuring, spin-offs, post-bankruptcy equities) that we believe require specific valuation methodologies and customized investment research. Opportunistic investments are companies that have become inexpensive for a tangible reason that we believe is temporary. Classic investments are those companies we believe have long histories of shareholder friendly policies, high quality management teams and exceptional operating performance. We believe maintaining a balance of these three categories helps to mitigate risk within the portfolio. We continue to find investment opportunities across each investment category with attractive risk/return profiles.

We believe the current environment is attractive for free cash flow oriented investing. Company balance sheets appear to us to be healthy and free cash flow generation has been strong. As a result, we believe management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, selective and highly accretive acquisitions—all can accrue to the benefit of equity holders. When company specific drivers are in focus, it is our view that high conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

As we evaluate both potentially new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in mind. As always, our focus is to grow our clients' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	1.7%
Consumer Staples	6.9
Energy	4.1
Financials	26.6
Health Care	10.5
Industrials	16.2
Information Technology	25.2
Materials	8.5
Short-Term Investment	0.3
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date*	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[17]	12/21/2009	12.16%	18.31%	14.51%	10.35%	9.38%
Class A17	12/21/2009	11.99%	17.91%	14.09%	10.02%	9.09%
Class C17	12/21/2009	11.58%	17.09%	13.25%	9.35%	8.51%
With Sales Charge
Class A17		5.56%	11.15%	12.75%	9.37%	8.53%
Class C17		10.58%	16.09%	13.25%	9.35%	8.51%
Index
S&P 500® Index[1,15]		10.84%	17.10%	14.73%	9.73%	8.52%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 17 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.75%, 1.10% and 1.84% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a –6.48% total return for the six months ended February 28, 2018, but outperformed its benchmark, the FTSE NAREIT All Equity REITs Index (the Index), which generated a –8.50% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After a strong start, the U.S. stock market gave back a portion of its gains late in the reporting period. The overall stock market posted positive returns during the first five months of the period. This was driven by a number of factors, including corporate profits that often exceeded expectations and synchronous global growth. The market then experienced periods of heightened volatility in February amid concerns that the U.S. Federal Reserve (Fed) may raise interest rates at a faster pace than previously expected. As measured by the S&P 500® Index, U.S. stocks experienced their first correction (a decline of at least 10%) in two years in early February. However, the market recouped some of its losses as the month progressed. All told, the S&P 500 Index rose 10.84% for the six-month period. Comparatively, real estate investment trusts (REITs) posted poor results during the period.

While the Fund generated a negative return, it outperformed the benchmark on a relative basis during the reporting period. Stock selection was the most beneficial for relative performance during the period. Contributing the most to results were our holdings in the Lodging/Resorts, Self Storage and Diversified sectors. Marriott International, Inc., a Lodging/Resorts company, Weyerhaeuser Company, a Timber REIT and Extra Space Storage, a Self Storage company, were the largest contributors to performance. The sectors that detracted the most from the Fund's results from a stock selection perspective were Health Care, Specialty and Shopping Centers. Several individual holdings were also negative for results, including Ventas, Inc. and Welltower, Inc., two Health Care REITs, and Equinix, Inc. a Data Center REIT.

Sector positioning versus the Index, overall, also contributed to the Fund's performance during the reporting period. On the upside, an underweight to Diversified, an overweight to Regional Malls and an underweight to Health Care were the most beneficial for relative performance. Conversely, underweights to Lodging/Resorts and Self Storage, along with an overweight to Data Centers, were the largest negatives for results.

We anticipate continued economic growth for the U.S. in 2018 and for the Fed to take a measured approach in terms of normalizing monetary policy. We expect the tax cuts signed into law in December 2017 will likely boost corporate profitability, while also increasing disposable income for most consumers. We believe improved consumer confidence, accelerating non-residential fixed investment and modest inflation should benefit tenant demand for real estate space. We continue to monitor potential changes related to government deregulation and infrastructure that may affect the real estate sector.

Sincerely,

STEVE SHIGEKAWA AND BRIAN C. JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments*)
Apartments	12.1%
Data Centers	7.9
Free Standing	1.4
Health Care	7.0
Industrial	8.3
Infrastructure	16.1
Lodging/Resorts	5.3
Manufactured Homes	2.2
Office	9.4
Real Estate Operating Companies	2.2
Regional Malls	12.0
Self Storage	3.7
Shopping Centers	3.6
Single Family Homes	3.7
Timber	3.9
Short-Term Investment	1.2
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7,21

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	–6.48%	–2.98%	5.89%	7.78%	10.44%
Institutional Class[6]	06/04/2008	–6.37%	–2.78%	6.08%	7.98%	10.57%
Class A14	06/21/2010	–6.49%	–3.15%	5.72%	7.64%	10.34%
Class C14	06/21/2010	–6.86%	–3.90%	4.93%	7.02%	9.94%
Class R3[14]	06/21/2010	–6.63%	–3.33%	5.46%	7.43%	10.21%
Class R6[24]	03/15/2013	–6.34%	–2.71%	6.18%	7.93%	10.53%
With Sales Charge
Class A14		–11.84%	–8.70%	4.48%	7.00%	9.93%
Class C14		–7.75%	–4.82%	4.93%	7.02%	9.94%
Index
FTSE NAREIT All Equity REITs Index[1,15]		–8.50%	–6.13%	6.51%	7.13%	9.43%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.42%, 1.05%, 1.42%, 2.17%, 1.68% and 0.98% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.22%, 1.97%, 1.47% and 0.79% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated a 14.36% total return for the six months ended February 28, 2018, outperforming its benchmark, the Russell 2000® Growth Index (the Index), which returned 11.32% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While there were plenty of headline-worthy events over the last six months, ranging from the federal tax reform legislation to a rising and worrisome specter of protectionism, we believe the secret sauce and real story behind this highly resilient and seemingly indefatigable equity market remains corporate earnings. Broadly compelling results and reasonably confident guidance continue to underpin this market, and we believe essentially empower it to shrug off all manner of macro-level noise. Even the arrival of a long-awaited correction, triggered by inflationary worries and the potential threat of a more hawkish path from the U.S. Federal Reserve, may prove to be more of a fleeting pause than a healthy valuation reset. As a result, it has remained a constructive environment for active management and higher qualitative growth approaches, such as ours, which have continued to benefit from an increased relevancy for underlying fundamentals and execution and the market's willingness to reward positive differentiation.

Over the trailing six months, the portfolio was primarily overweight versus the Index in Health Care and Information Technology (IT) and meaningfully underweight Materials and Real Estate. These decisions reflect the compelling catalysts and underlying fundamentals that we believe we're seeing in Health Care and IT and the fact that neither GDP growth-dependent commodities nor income-yielding real estate investment trusts (REITs) are an ideal fit with our earnings-centric philosophy. Breaking down our performance, our allocation and selection decisions were broadly positive, led by overall strong stock selection within Health Care and our general avoidance of REITs, which struggled during the period. At the industry level, strong stock selection within our overweight allocation to Biotechnology continued to prove highly additive, while several stock-specific related issues resulted in the Health Care Equipment & Supplies segment being the leading detractor. Drilling down to our holdings, Fate Therapeutics, a clinical-stage biopharmaceutical company focused on the development of programmed cellular immunotherapies for cancer and immune disorders, was our top contributor as the company announced encouraging early trial data and positive updates regarding their development pipeline. Impinj, Inc., a provider of ultra-high frequency radio solutions that delivers real time data related to inventory/asset management, authentication and tracking, was the leading detractor as the company fell short of expectations and lowered future guidance due to increased competition and a rise in customer order deferment. Given the increased uncertainty and ebbing confidence in management's ability to consistently manage expectations and execute, we exited our position.

Looking ahead, we anticipate that the U.S. will largely remain a pro-growth environment, corporate earnings should continue to impress and support current valuations and, absent another broader reset, key growth sector- and industry-level rotations will again foster timely buying opportunities. Ultimately, we don't anticipate 2018 to mirror the robust returns or fascinating calm demeanor of 2017, but we are cautiously optimistic that it will remain a positive environment for active management targeting differentiated small-cap growth companies.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.3%
Consumer Staples	2.5
Energy	0.6
Financials	6.0
Health Care	28.4
Industrials	17.0
Information Technology	28.1
Materials	1.4
Short-Term Investment	2.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	14.36%	24.92%	14.46%	8.52%	9.21%
Trust Class[3]	11/03/1998	14.28%	24.72%	14.25%	8.31%	9.06%
Advisor Class[4]	05/03/2002	14.19%	24.53%	14.11%	8.13%	8.96%
Institutional Class[5]	04/01/2008	14.57%	25.32%	14.81%	8.83%	9.37%
Class A19	05/27/2009	14.34%	24.85%	14.39%	8.44%	9.16%
Class C19	05/27/2009	13.91%	23.95%	13.55%	7.72%	8.80%
Class R3[16]	05/27/2009	14.22%	24.53%	14.11%	8.20%	9.04%
With Sales Charge
Class A19		7.75%	17.67%	13.04%	7.79%	8.83%
Class C19		12.91%	22.95%	13.55%	7.72%	8.80%
Index
Russell 2000® Growth Index[1,15]		11.32%	18.44%	13.72%	10.74%	8.29%
Russell 2000® Index[1,15]		8.30%	10.51%	12.19%	9.75%	9.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.79%, 1.89%, 2.05%, 1.51%, 1.90%, 2.63% and 2.20% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund Commentary

Neuberger Berman Socially Responsive Fund Investor Class reported a total return of 10.16% for the six months ended February 28, 2018, trailing the 10.84% total return of its benchmark, the S&P 500® Index (the Index), for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During most of this period, the Index continued its upward momentum as multiples continued to expand within a backdrop of slow, steady economic growth, low inflation, low volatility and supportive monetary policy. This environment benefited stocks with high revenue growth. Returns of many established businesses lagged as investors became concerned about the threat posed by disruptive technologies to such businesses' growth and profitability. Though this environment adversely impacted a handful of our portfolio holdings, it also created some attractive investment opportunities.

Only recently—in February 2018—did market volatility re-emerge, as a pickup in inflationary measures raised concerns about the pace of U.S. Federal Reserve rate increases and the impact that could have on valuation multiples.

The Fund's relative performance was driven primarily by Industrials and Consumer Staples, with top individual performers including W.W. Grainger, Texas Instruments, Progressive Corp., MasterCard and JPMorgan Chase. Performance was generally driven by strong operating results.

The Consumer Discretionary and Energy sectors detracted the most from relative returns. Underperformers included Newell Brands, EQT Corp., Comcast, Unilever and NetScout Systems. Newell Brands and NetScout Systems experienced execution issues while EQT, Unilever and Comcast were impacted by contractions in valuation multiples. We sold our positions of Newell Brands and NetScout Systems.

During this period, we added Compass Group to the portfolio. Compass, a UK-based multinational contract foodservice company, serves offices, schools, hospitals and other facilities. We view its focus on health and wellness as a competitive advantage within a market we find attractive given its fragmentation. Compass enjoys industry leading margins, low leverage, high rates of return, and good free cash flow conversion, and has a history of returning surplus capital to shareholders.

During this period, we also continued to build on our thought leadership around initiatives for driving and measuring impact across our investment portfolio. We recently published our very first annual report on direct company engagement on environmental, social and governance ("ESG") issues, in line with our engagement policy. In addition, we also published a white paper on "climate change—addressing impact at the portfolio level" furthering our work on impact measurement and reporting.

Looking ahead, we continue to anticipate a steady slow-growth environment in the U.S. but are incrementally cautious given a full labor market and tightening monetary policy. We believe tax reform could offer a moderate boost to economic growth, but given the tight labor market, would have to be driven primarily by increased productivity. Inflation is another macroeconomic factor we're watching.

Geopolitically, tensions in the Korean peninsula and with Russia, and continued uncertainty created by Brexit could be sources of market volatility. Further, China's efforts to curb excess speculation while supporting sustainable long-term growth could create volatility in its economic growth.

While we are cognizant of the above, we continue to focus on the fundamentals of the businesses we own and believe they can translate top-line growth into stronger, advantaged bottom-line growth, supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership in ESG practices. We believe that our portfolio holdings also have the balance sheet strength and free cash flow generation that could enable them to weather a challenging market environment, should it occur.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

To read more on how we integrate sustainability issues into our investment process, please visit our SRI web site, Socially Responsive Investing, at http://www.nb.com/sri/.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	13.9%
Consumer Staples	6.2
Energy	7.6
Financials	17.3
Health Care	16.2
Industrials	12.0
Information Technology	20.6
Materials	1.9
Real Estate	2.7
Short-Term Investments	1.6
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	10.16%	13.71%	12.83%	8.68%	9.47%
Trust Class[3]	03/03/1997	10.07%	13.57%	12.64%	8.49%	9.30%
Institutional Class[5]	11/28/2007	10.26%	13.93%	13.04%	8.88%	9.56%
Class A19	05/27/2009	10.04%	13.48%	12.62%	8.50%	9.40%
Class C19	05/27/2009	9.66%	12.68%	11.78%	7.79%	9.10%
Class R3[16]	05/27/2009	9.95%	13.25%	12.35%	8.27%	9.30%
Class R6[23]	03/15/2013	10.31%	14.01%	13.12%	8.82%	9.53%
With Sales Charge
Class A19		3.72%	6.96%	11.29%	7.86%	9.13%
Class C19		8.66%	11.68%	11.78%	7.79%	9.10%
Index
S&P 500® Index[1,15]		10.84%	17.10%	14.73%	9.73%	9.71%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.85%, 1.02%, 0.67%, 1.04%, 1.78%, 1.28% and 0.59% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund Commentary

Neuberger Berman Value Fund Institutional Class generated a 5.64% total return for the six months ended February 28, 2018, underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 7.26% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. equities progressed on a steady upward path for much of the past six months. A synchronous revival in economic growth throughout the world fueled a rise in U.S. corporate profits, which has been a key source of strength for stocks. In addition, investors were encouraged by the prospects of softer regulations for financial companies, as well as new tax legislation that would lower taxes for many consumers and businesses. Oil prices also rose during this time, giving a lift to the Energy sector, and the U.S. Federal Reserve (Fed) raised interest rates citing a continued sanguine economic picture. Yet in late January, volatility picked up and stocks tumbled amidst concerns that rising inflation could cause the Fed to hasten its rate tightening plan and further push up bond yields. The market correction was short-lived, however, as investors took advantage of the dip in stocks to add to their equity positions in light of the favorable macro environment.

Within the Index, Information Technology (IT) and Materials were among the strongest sectors of the market owed in part to the solid global economy. Financials was another outperforming area due to the increasingly pro-business stance in Washington. Defensive segments including Utilities, Telecommunication Services, Real Estate and Consumer Staples each declined for the period and underperformed the overall index.

Industrials was a top area of relative strength within the Fund over the six-month period. Our lighter exposure to this underperforming segment of the market as well as superior stock returns versus Index sector counterparts, particularly within the Industrial Conglomerates industry, drove the relative upside. Consumer Discretionary gave an additional lift to returns versus the Index owing in large part to our heavier exposure to Multiline Retailers, as these names fared exceptionally well during the past several months. Our lesser allocation to the declining Real Estate sector, which we sold out of completely by the end of the period, further benefitted relative performance.

On the downside, the Fund's lighter exposure to IT caused the largest loss for the Fund on a relative basis. The drag on performance was especially notable in the Semiconductor and Communication Equipment industries, which markedly outperformed the market during the period. Energy and Materials further detracted from relative returns over the period. Within Energy, our selection of stocks on the whole underperformed those in the Index sector, and weakness in Materials stemmed from the Metals & Mining industry where our investments in aggregate fell short of Index constituents.

The Fund's use of written options contributed positively to performance during the period.

Despite the tailwinds of a healthy global economy and rising corporate earnings, recent events have shown that the market remains vulnerable to downturns, particularly with equity valuations at such lofty levels. While the latest correction was brief, we believe that increased inflation and higher bond yields could send the market tumbling once again. In addition, trade policy reform has come into the spotlight, with the potential for tighter trade restrictions on certain commodities and countries potentially hampering certain areas of the market while giving a boost to others. We continue to explore all areas of the market for price dislocations that we believe could turn into rewarding investment opportunities. Our portfolio construction strategy entails uncovering what we believe are underappreciated stocks with hidden value that can be realized as specific catalysts play out over time and we believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.7%
Consumer Staples	15.1
Energy	7.5
Financials	16.6
Health Care	14.0
Industrials	4.6
Information Technology	2.6
Materials	6.5
Telecommunication Services	1.8
Utilities	9.9
Short-Term Investment	6.7
Total	100.0%

*  Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2018
	Inception Date*	Period Ended 02/28/2018	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[20]	04/19/2010	5.64%	8.88%	11.20%	8.85%	8.27%
Class A20	03/02/2011	5.47%	8.54%	10.78%	8.57%	8.02%
Class C20	03/02/2011	5.07%	7.71%	9.95%	8.00%	7.52%
With Sales Charge
Class A20		–0.60%	2.29%	9.49%	7.93%	7.46%
Class C20		4.10%	6.72%	9.95%	8.00%	7.52%
Index
Russell 1000® Value Index[1,15]		7.26%	7.75%	12.04%	7.89%	6.60%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 20 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 2.22%, 2.62% and 3.33% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.77%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 49 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund and Neuberger Berman International Small Cap Fund are each relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund were relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund and could have an impact on performance.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in

Endnotes (cont'd)

class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

12  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

13  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

14  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

15  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

16  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

17  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

18  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund");

Endnotes (cont'd)

DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

19  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

20  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

21  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

22  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

25  As previously announced, on April 28, 2017, NBIA retained Green Court Capital Management Limited as the subadviser to Neuberger Berman Greater China Equity Fund, replacing Neuberger Berman Asia Limited. The

Endnotes (cont'd)

nature and level of the services provided under the New Sub-Advisory Agreement are the same as under the previous Sub- Advisory Agreement, and there will be no change in the fees incurred by the Fund. Neuberger Berman Group LLC ("NBG LLC") retains an ongoing passive minority ownership stake in Green Court. Other than NBG LLC, all equity in Green Court is owned by its professionals.

For more complete information on any of the Neuberger Berman Equity Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

FTSE EPRA/NAREIT Developed Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

FTSE NAREIT All Equity REITs Index:

The index is a free-float adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI All Country World Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI China Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to nondomestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. Starting December 1, 2015, MSCI began including U.S.-listed China stocks in the index. The index does not include China A-shares. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in renminbi, with limited accessibility to foreign investors.) In June 2017, MSCI announced that they would begin to partially include China A shares in their standard indexes, beginning on June 1, 2018. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

MSCI EAFE® Index (Net) (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. In June 2017, MSCI announced that they would begin to partially include China A shares in their standard indexes, beginning on June 1, 2018. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE® Small Cap Index (Net):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the small cap segment of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During the Period(1) 9/1/17 - 2/28/18	Expense Ratio	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During the Period(2) 9/1/17 - 2/28/18	Expense Ratio
Dividend Growth Fund
Institutional Class	$1,000.00	$1,078.20	$3.56	0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$1,076.10	$5.40	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,072.00	$9.25	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R6	$1,000.00	$1,078.90	$3.20	0.62%	$1,000.00	$1,021.72	$3.11	0.62%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,111.80	$6.55	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,110.00	$7.85	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class C	$1,000.00	$1,105.90	$11.75	2.25%	$1,000.00	$1,013.64	$11.23	2.25%
Class R3	$1,000.00	$1,107.70	$9.98	1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Class R6	$1,000.00	$1,111.50	$6.18	1.18%	$1,000.00	$1,018.94	$5.91	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,050.90	$3.46	0.68%	$1,000.00	$1,021.42	$3.41	0.68%
Class A	$1,000.00	$1,049.10	$5.33	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,044.70	$9.13	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R3	$1,000.00	$1,047.60	$6.75	1.33%	$1,000.00	$1,018.20	$6.66	1.33%
Focus Fund
Investor Class	$1,000.00	$1,061.20	$4.65	0.91%	$1,000.00	$1,020.28	$4.56	0.91%
Trust Class	$1,000.00	$1,060.30	$5.62	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Advisor Class	$1,000.00	$1,058.90	$6.43	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Institutional Class	$1,000.00	$1,061.80	$3.83	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class A	$1,000.00	$1,059.90	$5.67	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,055.60	$9.48	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,110.20	$5.34	1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Trust Class	$1,000.00	$1,109.90	$5.75	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Advisor Class	$1,000.00	$1,108.40	$7.11	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Institutional Class	$1,000.00	$1,111.20	$4.45	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class R6	$1,000.00	$1,111.70	$3.98	0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Global Equity Fund
Institutional Class	$1,000.00	$1,092.10	$3.89	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class A	$1,000.00	$1,089.30	$5.75	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,085.80	$9.62	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Global Real Estate Fund
Institutional Class	$1,000.00	$971.20	$4.89	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$968.20	$6.64	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$965.40	$10.28	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,198.90	$8.18	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class A	$1,000.00	$1,196.50	$10.13	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class C	$1,000.00	$1,192.80	$14.19	2.61%	$1,000.00	$1,011.85	$13.02	2.61%
Guardian Fund
Investor Class	$1,000.00	$1,111.20	$4.61	0.88%	$1,000.00	$1,020.43	$4.41	0.88%
Trust Class	$1,000.00	$1,110.80	$5.55	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Advisor Class	$1,000.00	$1,109.30	$7.16	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Institutional Class	$1,000.00	$1,112.70	$3.67	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,110.60	$5.70	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Class C	$1,000.00	$1,106.60	$9.56	1.83%	$1,000.00	$1,015.72	$9.15	1.83%
Class R3	$1,000.00	$1,109.20	$7.11	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During the Period(1) 9/1/17 - 2/28/18	Expense Ratio	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During the Period(2) 9/1/17 - 2/28/18	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$1,066.30	$5.74	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Trust Class	$1,000.00	$1,066.00	$5.94	1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Institutional Class	$1,000.00	$1,067.10	$4.36	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$1,066.10	$6.20	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,062.00	$10.02	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R6	$1,000.00	$1,067.70	$4.00	0.78%	$1,000.00	$1,020.93	$3.91	0.78%
International Select Fund
Trust Class	$1,000.00	$1,068.00	$5.95	1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Institutional Class	$1,000.00	$1,069.00	$4.16	0.81%	$1,000.00	$1,020.78	$4.06	0.81%
Class A	$1,000.00	$1,067.50	$6.00	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Class C	$1,000.00	$1,063.50	$9.82	1.92%	$1,000.00	$1,015.27	$9.59	1.92%
Class R3	$1,000.00	$1,066.50	$7.28	1.42%	$1,000.00	$1,017.75	$7.10	1.42%
Class R6	$1,000.00	$1,069.70	$3.80	0.74%	$1,000.00	$1,021.12	$3.71	0.74%
International Small Cap Fund
Institutional Class	$1,000.00	$1,105.70	$5.48	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class A	$1,000.00	$1,104.40	$7.36	1.41%	$1,000.00	$1,017.80	$7.05	1.41%
Class C	$1,000.00	$1,100.80	$11.25	2.16%	$1,000.00	$1,014.08	$10.79	2.16%
Class R6	$1,000.00	$1,107.20	$5.12	0.98%	$1,000.00	$1,019.93	$4.91	0.98%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,067.20	$5.13	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,065.30	$6.96	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,061.10	$10.78	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Large Cap Value Fund
Investor Class	$1,000.00	$1,053.10	$4.38	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Trust Class	$1,000.00	$1,052.10	$5.34	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Advisor Class	$1,000.00	$1,051.70	$6.10	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$1,054.30	$3.57	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,052.10	$5.44	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,048.20	$9.19	1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R3	$1,000.00	$1,050.80	$6.92	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,138.40	$4.77	0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Trust Class	$1,000.00	$1,138.20	$5.09	0.96%	$1,000.00	$1,020.03	$4.81	0.96%
Advisor Class	$1,000.00	$1,136.40	$6.46	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Institutional Class	$1,000.00	$1,139.40	$3.77	0.71%	$1,000.00	$1,021.27	$3.56	0.71%
Class A	$1,000.00	$1,137.30	$5.72	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Class C	$1,000.00	$1,132.80	$9.84	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,135.90	$7.20	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class R6	$1,000.00	$1,139.30	$3.39	0.64%	$1,000.00	$1,021.62	$3.21	0.64%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,063.80	$5.88	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Trust Class	$1,000.00	$1,063.60	$6.40	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,065.40	$4.35	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$1,063.60	$6.19	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,059.50	$10.01	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,062.70	$7.47	1.46%	$1,000.00	$1,017.55	$7.30	1.46%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During the Period(1) 9/1/17 - 2/28/18	Expense Ratio	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During the Period(2) 9/1/17 - 2/28/18	Expense Ratio
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,121.60	$3.84	0.73%	$1,000.00	$1,021.17	$3.66	0.73%
Class A	$1,000.00	$1,119.90	$5.78	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class C	$1,000.00	$1,115.80	$9.60	1.83%	$1,000.00	$1,015.72	$9.15	1.83%
Real Estate Fund
Trust Class	$1,000.00	$935.20	$4.99	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$936.30	$4.08	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Class A	$1,000.00	$935.10	$5.81	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$931.40	$9.39	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$933.70	$7.00	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$936.60	$3.75	0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,143.60	$6.43	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Trust Class	$1,000.00	$1,142.80	$7.28	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Advisor Class	$1,000.00	$1,141.90	$8.02	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Institutional Class	$1,000.00	$1,145.70	$4.79	0.90%	$1,000.00	$1,020.33	$4.51	0.90%
Class A	$1,000.00	$1,143.40	$6.70	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,139.10	$10.66	2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$1,142.20	$8.02	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,101.60	$4.43	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Trust Class	$1,000.00	$1,100.70	$5.26	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Institutional Class	$1,000.00	$1,102.60	$3.44	0.66%	$1,000.00	$1,021.52	$3.31	0.66%
Class A	$1,000.00	$1,100.40	$5.36	1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Class C	$1,000.00	$1,096.60	$9.25	1.78%	$1,000.00	$1,015.97	$8.90	1.78%
Class R3	$1,000.00	$1,099.50	$6.66	1.28%	$1,000.00	$1,018.45	$6.41	1.28%
Class R6	$1,000.00	$1,103.10	$3.08	0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Value Fund
Institutional Class	$1,000.00	$1,056.40	$3.57	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,054.70	$5.35	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,050.70	$9.15	1.80%	$1,000.00	$1,015.87	$9.00	1.80%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Schedule of Investments Dividend Growth Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 91.5%
Aerospace & Defense 6.1%
Boeing Co.	3,300	$1,195
General Dynamics Corp.	4,800	1,068
Raytheon Co.	4,500	979
		3,242
Auto Components 2.9%
Aptiv PLC	11,600	1,060
Delphi Technologies PLC	9,700	463
		1,523
Banks 9.7%
Citigroup, Inc.	13,900	1,049
Comerica, Inc.	11,700	1,137
FNB Corp.	49,900	700
JPMorgan Chase & Co.	10,300	1,190
PNC Financial Services Group, Inc.	6,600	1,041
		5,117
Biotechnology 2.5%
Gilead Sciences, Inc.	16,500	1,299
Building Products 1.6%
Johnson Controls International PLC	22,700	837
Capital Markets 2.0%
State Street Corp.	9,900	1,051
Containers & Packaging 1.2%
Packaging Corp. of America	5,400	644
Energy Equipment & Services 2.8%
Cactus, Inc. Class A*	25,400	625
Schlumberger Ltd.	13,000	853
		1,478
Equity Real Estate Investment Trusts 2.6%
American Tower Corp.	4,450	620
Outfront Media, Inc.	35,500	728
		1,348
Food & Staples Retailing 3.9%
Walmart Inc.	11,500	1,035
Walgreens Boots Alliance, Inc.	15,200	1,047
		2,082
	Number of Shares	Value (000's)
Food Products 1.8%
Mondelez International, Inc. Class A	21,050	$924
Health Care Equipment & Supplies 1.0%
STERIS PLC	6,000	548
Hotels, Restaurants & Leisure 3.0%
Carnival Corp.	10,800	723
MGM Resorts International	24,400	835
		1,558
Industrial Conglomerates 1.7%
Honeywell International, Inc.	6,000	907
Insurance 3.1%
Aon PLC	7,500	1,052
Hartford Financial Services Group, Inc.	11,050	584
		1,636
IT Services 4.3%
Automatic Data Processing, Inc.	6,150	709
InterXion Holding NV*	14,000	788
Leidos Holdings, Inc.	12,300	779
		2,276
Media 6.0%
CBS Corp. Class B	28,200	1,494
Comcast Corp. Class A	19,650	711
Interpublic Group of Cos., Inc.	40,500	948
		3,153
Metals & Mining 5.9%
First Quantum Minerals Ltd.	61,000	994
Rio Tinto PLC ADR	23,250	1,272
Royal Gold, Inc.	10,500	848
		3,114
Multi-Utilities 2.0%
Sempra Energy	9,700	1,057
Oil, Gas & Consumable Fuels 5.9%
Devon Energy Corp.	24,200	742
EOG Resources, Inc.	7,450	755
Occidental Petroleum Corp.	12,100	794
Suncor Energy, Inc.	25,050	825
		3,116
Pharmaceuticals 3.5%
Bristol-Myers Squibb Co.	12,300	814
Pfizer, Inc.	29,000	1,053
		1,867
	Number of Shares	Value (000's)
Road & Rail 1.9%
CSX Corp.	18,500	$994
Semiconductors & Semiconductor Equipment 3.4%
Maxim Integrated Products, Inc.	16,650	1,015
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	18,000	780
		1,795
Software 4.5%
Microsoft Corp.	12,100	1,135
Oracle Corp.	24,400	1,236
		2,371
Specialty Retail 2.6%
L Brands, Inc.	15,000	740
Williams-Sonoma, Inc.	12,700	657
		1,397
Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	6,075	1,082
Western Digital Corp.	12,000	1,044
		2,126
Tobacco 1.6%
British American Tobacco PLC	14,500	856
Total Common Stocks (Cost $42,353)		48,316
Preferred Stocks 1.7%
Pharmaceuticals 1.7%
Allergan PLC, Ser. A, 5.50% (Cost $1,149)	1,650	897
Short-Term Investments 6.4%
Investment Companies 6.4%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(a) (Cost $3,368)	3,367,864	3,368
Total Investments 99.6% (Cost $46,870)		52,581
Other Assets Less Liabilities 0.4%		187
Net Assets 100.0%		$52,768

See Notes to Financial Statements

Schedule of Investments Dividend Growth Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Tobacco	$—	$856	$—	$856
Other Common Stocks(a)	47,460	—	—	47,460
Total Common Stocks	47,460	856	—	48,316
Preferred Stocks(a)	897	—	—	897
Short Term Investments	—	3,368	—	3,368
Total	$48,357	$4,224	$—	$52,581

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $600,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 92.7%
Brazil 6.9%
Atacadao Distribuicao Comercio e Industria Ltda*	2,316,000	$10,592
B3 SA - Brasil Bolsa Balcao	2,198,900	17,351
BK Brasil Operacao e Assessoria a Restaurantes SA*	2,001,685	10,203
Energisa SA	1,940,256	19,720
Hypermarcas SA	965,200	10,262
Itau Unibanco Holding SA, Preference Shares	1,457,667	22,618
Pagseguro Digital Ltd. Class A*	56,900	1,834
		92,580
Chile 0.9%
SACI Falabella	1,236,420	12,506
China 25.6%
Alibaba Group Holding Ltd. ADR*	92,500	17,218
Baidu, Inc. ADR*	97,000	24,477
Beijing Enterprises Holdings Ltd.	1,556,900	8,626
Changyou.com Ltd. ADR*	167,700	4,746
China Everbright International Ltd.	11,962,900	18,451
China Medical System Holdings Ltd.	4,880,800	9,697
China Mobile Ltd.	1,670,000	15,553
China State Construction International Holdings Ltd.	4,903,900	6,654
CNOOC Ltd.	6,921,600	9,878
Industrial & Commercial Bank of China Ltd., H Shares	29,688,400	25,311
Momo, Inc. ADR*	398,000	13,154
PICC Property & Casualty Co. Ltd., H Shares	4,990,500	9,788
Ping An Insurance Group Co. of China Ltd., H Shares	3,325,500	35,029
	Number of Shares	Value (000's)
Sinopharm Group Co. Ltd., H Shares	1,700,000	$7,448
Sunny Optical Technology Group Co. Ltd.	1,806,100	29,541
Tencent Holdings Ltd.	1,350,800	73,900
Vipshop Holdings Ltd. ADR*	786,282	13,673
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	1,942,600	10,476
ZTO Express Cayman, Inc. ADR*	726,678	11,532
		345,152
Czech Republic 0.7%
Komercni Banka A/S	224,240	9,935
Hong Kong 3.6%
ASM Pacific Technology Ltd.	976,900	13,895
Galaxy Entertainment Group Ltd.	937,200	8,131
Haier Electronics Group Co. Ltd.*	2,223,200	7,573
Sino Biopharmaceutical Ltd.	9,778,800	18,323
		47,922
India 8.5%
Cummins India Ltd.	762,248	9,284
Dabur India Ltd.	1,943,319	9,640
Dewan Housing Finance Corp. Ltd.	992,741	8,217
Federal Bank Ltd.	2,565,477	3,691
Glenmark Pharmaceuticals Ltd.	66,752	556
HDFC Bank Ltd.	404,817	11,679
Housing Development Finance Corp. Ltd.	565,860	15,643
ICICI Bank Ltd.	1,896,687	9,003
ITC Ltd.	1,192,060	4,823
JM Financial Ltd.	1,732,626	3,885
Parag Milk Foods Ltd.(a)	126,667	542
Power Grid Corp. of India Ltd.	3,515,444	10,633
Prestige Estates Projects Ltd.	926,089	4,749
	Number of Shares	Value (000's)
SH Kelkar & Co. Ltd.(a)	706,370	$3,078
Vedanta Ltd.	2,497,695	12,489
Yes Bank Ltd.	1,290,110	6,319
		114,231
Indonesia 1.2%
PT Bank Negara Indonesia Persero Tbk	12,439,700	8,799
PT Matahari Department Store Tbk	5,817,800	4,482
PT Sumber Alfaria Trijaya Tbk	56,636,000	2,444
		15,725
Kazakhstan 0.1%
KAZ Minerals PLC*	145,713	1,701
Korea 14.9%
Amorepacific Corp.	9,335	2,423
Com2uS Corp.	77,236	11,579
Coway Co. Ltd.	200,585	16,041
Hankook Tire Co. Ltd.	195,646	10,685
Hyundai Motor Co.	61,115	9,098
Kangwon Land, Inc.	201,987	5,381
Korea Aerospace Industries Ltd.*	301,219	13,958
LG Chem Ltd.	50,136	17,704
Mando Corp.	49,165	11,697
NAVER Corp.	13,070	9,679
Orion Corp.	104,920	10,464
Samsung Electronics Co. Ltd.	24,935	54,185
SFA Engineering Corp.	253,503	8,749
SK Hynix, Inc.	274,487	19,358
		201,001
Malaysia 0.7%
Inari Amertron Bhd	10,966,350	9,426
Mexico 3.1%
Fomento Economico Mexicano SAB de CV	1,236,600	11,424
Grupo Financiero Banorte SAB de CV, O Shares	1,388,648	8,325
Grupo GICSA SA de CV*	5,424,500	3,165

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Grupo Mexico SAB de CV Series B	1,153,651	$3,907
Infraestructura Energetica Nova SAB de CV	1,753,700	8,280
Unifin Financiera SAPI de CV	1,695,390	6,002
		41,103
Peru 0.7%
Credicorp Ltd.	46,300	10,022
Philippines 1.6%
Ayala Corp.	303,040	6,123
GT Capital Holdings, Inc.	221,875	5,751
Metropolitan Bank & Trust Co.	3,983,740	7,459
Pilipinas Shell Petroleum Corp.	1,858,950	2,027
		21,360
Poland 1.8%
Dino Polska SA*(a)	501,460	12,399
PLAY Communications SA*(a)	1,240,544	12,185
		24,584
Russia 3.8%
Detsky Mir PJSC(a)(b)	3,011,147	4,834
LUKOIL PJSC ADR	11,135	739
LUKOIL PJSC ADR	241,165	15,980
Sberbank of Russia PJSC(b)	3,233,199	15,624
	Number of Shares	Value (000's)
X5 Retail Group NV GDR*(a)	406,550	$14,555
		51,732
South Africa 7.1%
Barloworld Ltd.	63,863	955
Bid Corp. Ltd.	465,874	10,632
FirstRand Ltd.	2,891,455	17,950
JSE Ltd.	662,695	11,463
Life Healthcare Group Holdings Ltd.	5,208,858	11,897
Naspers Ltd., N Shares	99,385	26,978
Sasol Ltd.	437,161	15,216
		95,091
Taiwan, Province of China 9.3%
Accton Technology Corp.	3,513,600	13,223
Advanced Ceramic X Corp.	376,500	4,459
Delta Electronics, Inc.	1,883,200	8,791
Elite Advanced Laser Corp.	2,040,880	8,403
Elite Material Co. Ltd.	2,901,100	10,672
eMemory Technology, Inc.	534,400	7,123
Hu Lane Associate, Inc.	685,000	3,303
Kingpak Technology, Inc.	385,048	3,212
MediaTek, Inc.	1,054,200	10,588
Parade Technologies Ltd.	670,000	12,495
	Number of Shares	Value (000's)
Taiwan Semiconductor Manufacturing Co. Ltd.	5,201,839	$43,194
		125,463
Thailand 0.9%
CP ALL PCL (b)	4,382,300	11,727
Turkey 1.3%
Mavi Giyim Sanayi Ve Ticaret A/S Class B*(a)	320,440	4,484
Tofas Turk Otomobil Fabrikasi A/S	640,452	5,094
Ulker Biskuvi Sanayi A/S	1,226,675	7,252
		16,830
Total Common Stocks (Cost $979,353)		1,248,091
Short-Term Investments 8.3%
Investment Companies 8.3%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(c) (Cost $111,789)	111,789,242	111,789
Total Investments 101.0% (Cost $1,091,142)		1,359,880
Liabilities Less Other Assets (1.0)%		(13,094)
Net Assets 100.0%		$1,346,786

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2018 amounted to approximately $52,077,000, which represents 3.9% of net assets of the Fund.

(b)  Security fair valued as of February 28, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2018 amounted to approximately $32,185,000, which represents 2.4% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2018.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$138,785	10.3%
Internet Software & Services	138,428	10.3%
Semiconductors & Semiconductor Equipment	115,056	8.5%
Electronic Equipment, Instruments & Components	70,391	5.2%
Food & Staples Retailing	62,349	4.6%
Technology Hardware, Storage & Peripherals	54,185	4.0%
Insurance	44,817	3.3%
Pharmaceuticals	38,838	2.9%
Chemicals	35,998	2.7%
Capital Markets	32,699	2.4%
Electric Utilities	30,353	2.3%
Diversified Financial Services	29,824	2.2%
Oil, Gas & Consumable Fuels	28,624	2.1%
Wireless Telecommunication Services	27,738	2.1%
Media	26,978	2.0%
Auto Components	25,685	1.9%
Thrifts & Mortgage Finance	23,860	1.8%
Hotels, Restaurants & Leisure	23,715	1.8%
Household Durables	23,614	1.8%
Health Care Providers & Services	19,345	1.4%
Commercial Services & Supplies	18,451	1.4%
Food Products	18,258	1.4%
Metals & Mining	18,097	1.3%
Communications Equipment	17,682	1.3%
Multiline Retail	16,988	1.3%
Software	16,325	1.2%
Automobiles	14,192	1.1%
Aerospace & Defense	13,958	1.0%
Internet & Direct Marketing Retail	13,673	1.0%
Personal Products	12,063	0.9%
Air Freight & Logistics	11,532	0.9%
Beverages	11,424	0.8%
Electrical Equipment	10,476	0.8%
Machinery	9,284	0.7%
Industrial Conglomerates	8,626	0.6%
Gas Utilities	8,280	0.6%
Real Estate Management & Development	7,914	0.6%
Construction & Engineering	6,654	0.5%
Consumer Finance	6,002	0.4%
Specialty Retail	4,834	0.4%
Tobacco	4,823	0.4%
Textiles, Apparel & Luxury Goods	4,484	0.3%
IT Services	1,834	0.1%
Trading Companies & Distributors	955	0.1%
Short-Term Investments and Other Liabilities—Net	98,695	7.3%
	$1,346,786	100.0%
See Notes to Financial Statements

Schedule of Investments Emerging Markets Equity Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Chile	$—	$12,506	$—	$12,506
China	84,800	260,352	—	345,152
Czech Republic	—	9,935	—	9,935
Hong Kong	—	47,922	—	47,922
India	—	114,231	—	114,231
Indonesia	8,799	6,926	—	15,725
Kazakhstan	—	1,701	—	1,701
Korea	31,886	169,115	—	201,001
Malaisia	—	9,426	—	9,426
Philippines	7,778	13,582	—	21,360
Poland	—	24,584	—	24,584
Russia	15,294	36,438	—	51,732
South Africa	11,463	83,628	—	95,091
Taiwan, Province of China	—	125,463	—	125,463
Thailand	—	11,727	—	11,727
Turkey	—	16,830	—	16,830
Other Common Stocks(a)	143,705	—	—	143,705
Total Common Stocks	303,725	944,366	—	1,248,091
Short-Term Investments	—	111,789	—	111,789
Total Investments	$303,725	$1,056,155	$—	$1,359,880

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $582,843,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 91.5%
Aerospace & Defense 3.2%
BAE Systems PLC	3,315,000	$26,311
Lockheed Martin Corp.	74,700	26,327
		52,638
Banks 10.2%
First Hawaiian, Inc.	729,200	20,264
FNB Corp.	1,150,000	16,123
JPMorgan Chase & Co.(a)	411,100	47,482
PNC Financial Services Group, Inc.	144,000	22,703
SunTrust Banks, Inc.	355,100	24,800
Umpqua Holdings Corp.	1,618,000	34,480
		165,852
Beverages 1.5%
PepsiCo, Inc.	220,000	24,141
Biotechnology 2.2%
Gilead Sciences, Inc.	459,100	36,145
Capital Markets 1.5%
Virtu Financial, Inc. Class A	804,150	23,883
Chemicals 1.6%
LyondellBasell Industries NV Class A	70,000	7,575
Nutrien Ltd.	326,000	16,056
Umicore SA	44,118	2,487
		26,118
Communications Equipment 1.5%
Cisco Systems, Inc.(a)	539,500	24,159
Construction & Engineering 1.5%
Ferrovial SA	383,000	8,265
Vinci SA	165,000	16,292
		24,557
Containers & Packaging 1.1%
International Paper Co.(a)	296,200	17,651
Electric Utilities 5.1%
American Electric Power Co., Inc.	100,300	6,577
Exelon Corp.	877,000	32,484
NextEra Energy, Inc.	287,300	43,713
		82,774
	Number of Shares	Value (000's)
Energy Equipment & Services 1.8%
Helmerich & Payne, Inc.	457,000	$29,499
Equity Real Estate Investment Trusts 13.5%
Alexandria Real Estate Equities, Inc.	202,000	24,505
CoreSite Realty Corp.	155,398	14,584
Crown Castle International Corp.	243,900	26,844
DCT Industrial Trust, Inc.	284,000	15,719
Douglas Emmett, Inc.	450,000	16,088
Easterly Government Properties, Inc.	221,500	4,217
Equinix, Inc.(a)	66,700	26,153
Host Hotels & Resorts, Inc.	1,723,300	31,984
Iron Mountain, Inc.	345,000	10,854
Outfront Media, Inc.	750,400	15,391
Weyerhaeuser Co.	939,000	32,893
		219,232
Food & Staples Retailing 2.5%
Walmart, Inc.	450,000	40,505
Food Products 0.8%
Flowers Foods, Inc.	660,000	13,688
Hotels, Restaurants & Leisure 1.2%
Las Vegas Sands Corp.	275,000	20,023
Household Products 1.0%
Procter & Gamble Co.(a)	201,400	15,814
Industrial Conglomerates 1.6%
Siemens AG	198,000	25,946
IT Services 1.7%
Paychex, Inc.	424,400	27,641
Media 1.6%
Interpublic Group of Cos., Inc.	1,139,500	26,664
Metals & Mining 3.0%
Rio Tinto PLC ADR	906,350	49,586
	Number of Shares	Value (000's)
Mortgage Real Estate Investment 1.2%
Blackstone Mortgage Trust, Inc. Class A	648,900	$20,148
Multi-Utilities 8.0%
Ameren Corp.	295,000	16,019
DTE Energy Co.	317,000	31,947
NiSource, Inc.	1,415,400	32,738
Sempra Energy	318,200	34,678
WEC Energy Group, Inc.	259,800	15,567
		130,949
Oil, Gas & Consumable Fuels 6.8%
ONEOK, Inc.	314,700	17,727
Pembina Pipeline Corp.	710,000	22,829
Suncor Energy, Inc.	1,335,300	43,958
TOTAL SA	457,000	25,994
		110,508
Pharmaceuticals 3.4%
Johnson & Johnson	229,100	29,756
Pfizer, Inc.	691,000	25,090
		54,846
Road & Rail 0.4%
Union Pacific Corp.	52,000	6,773
Semiconductors & Semiconductor Equipment 5.5%
Maxim Integrated Products, Inc.	655,700	39,958
QUALCOMM, Inc.	270,000	17,550
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	740,000	32,079
		89,587
Software 2.4%
Microsoft Corp.(a)	411,100	38,549
Specialty Retail 3.5%
L Brands, Inc.	640,000	31,571
Williams-Sonoma, Inc.	497,926	25,773
		57,344
Technology Hardware, Storage & Peripherals 1.2%
Western Digital Corp.(a)	219,162	19,076

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Transportation Infrastructure 1.0%
Sydney Airport	3,179,137	$16,152
Total Common Stocks (Cost $1,214,243)		1,490,448
Preferred Stocks 0.5%
Equity Real Estate Investment Trust 0.3%
Farmland Partners, Inc. Ser. B, 6.00%(b)	218,000	5,520
Oil, Gas & Consumable Fuel 0.2%
El Paso Energy Capital Trust I, 4.75%	63,465	3,015
Total Preferred Stocks (Cost $8,038)		8,535
	Principal Amount
Convertible Bonds 7.0%
Biotechnology 0.3%
BioMarin Pharmaceutical, Inc., 0.60%, due 8/1/24	$4,565,000	4,291
Communications Equipment 0.1%
Finisar Corp., 0.50%, due 12/15/36	2,685,000	2,466
Equity Real Estate Investment Trusts 2.4%
Extra Space Storage LP, 3.13%, due 10/1/35(c)	33,260,000	36,292
	Principal Amount	Value (000's)
IH Merger Sub LLC, 3.50%, due 1/15/22	$2,600,000	$2,867
		39,159
Independent Power and Renewable Electricity Producers 1.0%
NextEra Energy Partners L.P., 1.50%, due 9/15/20(c)	16,535,000	16,163
Internet & Direct Marketing Retail 0.2%
Liberty Expedia Holdings, Inc., 1.00%, due 6/30/47(c)	3,615,000	3,482
Internet Software & Services 0.6%
LinkedIn Corp., 0.50%, due 11/1/19	8,600,000	8,568
Zillow Group, Inc., 2.00%, due 12/1/21	1,740,000	2,022
		10,590
Metals & Mining 0.9%
Endeavour Mining Corp., 3.00%, due 2/15/23(c)	13,765,000	14,368
Oil, Gas & Consumable Fuels 0.8%
Golar LNG Ltd., 2.75%, due 2/15/22	8,950,000	9,107
Teekay Corp., 5.00%, due 1/15/23(c)	3,664,000	3,496
		12,603
	Principal Amount	Value (000's)
Semiconductors & Semiconductor Equipment 0.2%
Cypress Semiconductor Corp., 2.00%, due 2/1/23(c)	$1,375,000	$1,508
Rambus, Inc., 1.38%, due 2/1/23(c)	1,378,000	1,323
		2,831
Software 0.5%
Verint Systems, Inc., 1.50%, due 6/1/21	8,700,000	8,378
Total Convertible Bonds (Cost $110,207)		114,331
	Number of Shares
Short-Term Investments 0.7%
Investment Companies 0.7%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(d) (Cost $11,013)	11,013,137	11,013
Total Investments 99.7% (Cost $1,343,501)		1,624,327
Other Assets Less Liabilities 0.3%(e)		4,551
Net Assets 100.0%		$1,628,878

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of February 28, 2018.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2018, these securities amounted to approximately $76,632,000, which represents 4.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Represents 7-day effective yield as of February 28, 2018.

(e)  Includes the impact of the Fund's open positions in derivatives at February 28, 2018.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

Derivative Instruments

Written option contracts ("options written")

At February 28, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Aerospace & Defense
Lockheed Martin Corp.	100	$(3,524,400)	$370	6/15/2018	$(76,000)
Lockheed Martin Corp.	100	(3,524,400)	405	9/21/2018	(43,000)
					(119,000)
Banks
JPMorgan Chase & Co.	250	(2,887,500)	105	3/16/2018	(269,375)
JPMorgan Chase & Co.	250	(2,887,500)	110	6/15/2018	(222,500)
JPMorgan Chase & Co.	250	(2,887,500)	120	9/21/2018	(132,500)
JPMorgan Chase & Co.	250	(2,887,500)	130	9/21/2018	(53,000)
PNC Financial Services Group, Inc.	150	(2,364,900)	150	5/18/2018	(168,375)
PNC Financial Services Group, Inc.	150	(2,364,900)	155	5/18/2018	(117,375)
PNC Financial Services Group, Inc.	150	(2,364,900)	165	8/17/2018	(87,375)
PNC Financial Services Group, Inc.	150	(2,364,900)	175	8/17/2018	(42,900)
					(1,093,400)
Chemicals
Nutrien Ltd.	150	(738,750)	135	7/20/2018	(27,375)
Nutrien Ltd.	150	(738,750)	140	7/20/2018	(19,500)
					(46,875)
Communications Equipment
Cisco Systems, Inc.	300	(1,343,400)	37	6/15/2018	(244,500)
Cisco Systems, Inc.	300	(1,343,400)	39	6/15/2018	(191,250)
					(435,750)
Containers & Packaging
International Paper Co.	250	(1,489,750)	70	7/20/2018	(11,625)
International Paper Co.	250	(1,489,750)	72.5	8/17/2018	(10,250)
					(21,875)
Food & Staples Retailing
Walmart, Inc.	200	(1,800,200)	87.5	3/16/2018	(61,400)
Walmart, Inc.	200	(1,800,200)	95	6/15/2018	(48,700)
Walmart, Inc.	200	(1,800,200)	100	9/21/2018	(48,700)
					(158,800)
IT Services
Paychex, Inc.	250	(1,628,250)	70	6/15/2018	(29,375)
Road & Rail
Union Pacific Corp.	67	(872,675)	140	6/15/2018	(23,282)

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Semiconductors & Semiconductor Equipment
Maxim Integrated Products, Inc.	250	$(1,523,500)	$55	5/18/2018	$(190,000)
Maxim Integrated Products, Inc.	250	(1,523,500)	60	5/18/2018	(100,000)
Maxim Integrated Products, Inc.	250	(1,523,500)	65	8/17/2018	(77,500)
Taiwan Semiconductor Manufacturing Co. Ltd.	300	(1,300,500)	46	7/20/2018	(49,500)
Taiwan Semiconductor Manufacturing Co. Ltd.	300	(1,300,500)	50	7/20/2018	(21,750)
					(438,750)
Software
Microsoft Corp.	250	(2,344,250)	92.5	4/20/2018	(91,250)
Microsoft Corp.	250	(2,344,250)	100	7/20/2018	(81,875)
Microsoft Corp.	250	(2,344,250)	105	9/21/2018	(65,000)
					(238,125)
Total options written (premium received $911,707)					$(2,605,232)

For the six months ended February 28, 2018, the Fund had an average market value of $(2,286,273) in options written. At February 28, 2018, the Fund had securities pledged in the amount of $30,962,022 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Aerospace & Defense	$26,327	$26,311	$—	$52,638
Chemicals	23,631	2,487	—	26,118
Construction & Engineering	—	24,557	—	24,557
Industrial Conglomerates	—	25,946	—	25,946
Oil, Gas & Consumable Fuels	84,514	25,994	—	110,508
Transportation Infrastructure	—	16,152	—	16,152
Other Common Stocks(a)	1,234,529	—	—	1,234,529
Total Common Stocks	1,369,001	121,447	—	1,490,448
Preferred Stocks(a)	8,535	—	—	8,535
Convertible Bonds(a)	—	114,331	—	114,331
Short-Term Investments	—	11,013	—	11,013
Total Investments	$1,377,536	$246,791	$—	$1,624,327

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $44,583,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC ("Interactive") adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(2,605)	$—	$—	$(2,605)
Total	$(2,605)	$—	$—	$(2,605)

See Notes to Financial Statements

Schedule of Investments Focus Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 97.7%
Aerospace & Defense 1.4%
General Dynamics Corp.	48,000	$10,678
Auto Components 1.3%
Aptiv PLC	104,000	9,498
Banks 10.5%
Comerica, Inc.	387,000	37,624
JPMorgan Chase & Co.	357,000	41,234
		78,858
Biotechnology 4.4%
BioMarin Pharmaceutical, Inc.*	87,000	7,062
Gilead Sciences, Inc.	325,000	25,587
		32,649
Building Products 1.4%
Johnson Controls International PLC	280,000	10,324
Capital Markets 3.4%
Intercontinental Exchange, Inc.	352,000	25,724
Chemicals 1.9%
Praxair, Inc.	41,000	6,140
WR Grace & Co.	127,000	8,405
		14,545
Communications Equipment 3.3%
Motorola Solutions, Inc.	235,000	24,945
Energy Equipment & Services 0.5%
Cactus, Inc. Class A*	148,100	3,645
Food & Staples Retailing 3.6%
Walmart, Inc.	300,000	27,003
Food Products 3.5%
Mondelez International, Inc. Class A	600,000	26,340
Health Care Equipment & Supplies 2.5%
Zimmer Biomet Holdings, Inc.	159,000	18,484
Health Care Providers & Services 2.9%
Express Scripts Holding Co.*	289,000	21,805
Hotels, Restaurants & Leisure 2.0%
Carnival Corp.	227,000	15,188
	Number of Shares	Value (000's)
Household Durables 2.9%
Whirlpool Corp.	135,000	$21,928
Insurance 4.4%
American International Group, Inc.	200,000	11,468
Athene Holding Ltd. Class A*	449,880	21,239
		32,707
Internet & Direct Marketing Retail 2.6%
Amazon.com, Inc.*(a)	13,000	19,662
Internet Software & Services 4.7%
Alphabet, Inc. Class A*	15,500	17,111
Alphabet, Inc. Class C*	16,495	18,222
		35,333
Media 3.7%
Charter Communications, Inc. Class A*	50,000	17,096
Twenty-First Century Fox, Inc. Class A	290,000	10,678
		27,774
Metals & Mining 1.8%
Steel Dynamics, Inc.	291,000	13,459
Multi-Utilities 2.5%
DTE Energy Co.	188,000	18,947
Oil, Gas & Consumable Fuels 5.6%
Cabot Oil & Gas Corp.(a)	675,000	16,308
EOG Resources, Inc.	176,000	17,850
Phillips 66	90,000	8,133
		42,291
Pharmaceuticals 4.3%
Allergan PLC(a)	113,000	17,427
Pfizer, Inc.	415,000	15,068
		32,495
Professional Services 2.0%
Equifax, Inc.	132,000	14,916
Road & Rail 3.0%
CSX Corp.	417,400	22,423
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	213,000	$19,202
Software 6.2%
Electronic Arts, Inc.*	138,000	17,070
Oracle Corp.	303,000	15,353
Symantec Corp.	520,000	13,671
		46,094
Specialty Retail 0.3%
Ulta Beauty, Inc.*	9,000	1,830
Technology Hardware, Storage & Peripherals 2.7%
Western Digital Corp.	230,000	20,019
Tobacco 1.7%
British American Tobacco PLC ADR	211,000	12,462
Wireless Telecommunication Services 4.1%
T-Mobile US, Inc.*	510,000	30,911
Total Common Stocks (Cost $610,379)		732,139
Short-Term Investments 2.4%
Investment Companies 2.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.30%(b)(c) (Cost $18,210)	18,209,777	18,210
Total Investments 100.1% (Cost $628,589)		750,349
Liabilities Less Other Assets (0.1)%(d)		(451)
Net Assets 100.0%		$749,898

See Notes to Financial Statements

Schedule of Investments Focus Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $18,210,000.

(c)  Represents 7-day effective yield as of February 28, 2018.

(d)  Includes the impact of the Fund's open positions in derivatives at February 28, 2018.

Derivative Instruments

Written option contracts ("options written")

At February 28, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Hotels, Restaurants & Leisure
Carnival Corp.	200	$(1,338,200)	$67.5	3/16/2018	$(28,500)
Specialty Retail
Ulta Beauty, Inc.	100	(2,033,500)	215	3/9/2018	(120,500)
Ulta Beauty, Inc.	100	(2,033,500)	200	3/16/2018	(73,000)
Ulta Beauty, Inc.	100	(2,033,500)	215	3/16/2018	(158,500)
					(352,000)
Total options written (premium received $187,846)					$(380,500)

For the six months ended February 28, 2018, the Fund had an average market value of $251,617 in options purchased and $(366,596) in options written. At February 28, 2018, the Fund had securities pledged in the amount of $17,622,390 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$732,139	$—	$—	$732,139
Short-Term Investments	—	18,210	—	18,210
Total Investments	$732,139	$18,210	$—	$750,349

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Focus Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(381)	$—	$—	$(381)
Total	$(381)	$—	$—	$(381)

(a)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2018
Other Financial Instruments: (000's omitted)
Options Written(b)
Put Food Products	$(0)	$—	$16	$(16)	$0	$—	$—	$—	$—	$—
Total	$(0)	$—	$16	$(16)	$0	$—	$—	$—	$—	$—

(b)  At the beginning of the period, the Fund's Level 3 investments were valued based on using methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at February 28, 2018.

See Notes to Financial Statements

Schedule of Investments Genesis Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 99.0%
Aerospace & Defense 0.4%
Astronics Corp.*	976,821	$37,656
Air Freight & Logistics 0.6%
Forward Air Corp.	1,095,134	59,137
Airlines 0.8%
Allegiant Travel Co.	484,023	80,493
Auto Components 1.6%
Fox Factory Holding Corp.*	1,362,328	51,155
LCI Industries	1,049,603	114,722
		165,877
Automobiles 0.5%
Thor Industries, Inc.	440,133	56,777
Banks 12.5%
Bank of Hawaii Corp.	1,872,514	153,565
Bank of the Ozarks, Inc.	2,592,136	129,322
BOK Financial Corp.	1,193,754	112,750
Columbia Banking System, Inc.	1,973,975	82,473
Community Bank System, Inc.	1,456,615	77,652
Cullen/Frost Bankers, Inc.	1,508,205	156,838
CVB Financial Corp.	5,096,242	117,213
First Financial Bankshares, Inc.	2,455,843	112,969
First Hawaiian, Inc.	1,175,844	32,677
FNB Corp.	6,062,648	84,998
Glacier Bancorp, Inc.	1,722,522	67,006
Lakeland Financial Corp.	780,979	35,386
LegacyTexas Financial Group, Inc.	2,130,224	89,235
PacWest Bancorp	1,256,516	65,515
		1,317,599
Beverages 0.6%
MGP Ingredients, Inc.	727,313	61,036
	Number of Shares	Value (000's)
Biotechnology 0.3%
Abcam PLC	1,734,795	$30,303
Building Products 2.0%
AAON, Inc.	2,517,168	92,506
AO Smith Corp.	1,445,338	92,776
Patrick Industries, Inc.*	489,386	30,073
		215,355
Capital Markets 3.2%
Artisan Partners Asset Management, Inc. Class A	1,398,436	47,197
FactSet Research Systems, Inc.	367,531	74,675
Houlihan Lokey, Inc.	898,853	41,725
MarketAxess Holdings, Inc.	687,320	139,113
OM Asset Management PLC	2,320,586	35,575
		338,285
Chemicals 3.8%
Balchem Corp.	1,088,142	81,883
Chase Corp.	251,448	26,151
Innophos Holdings, Inc.	323,365	13,439
NewMarket Corp.	126,417	52,831
Quaker Chemical Corp.	507,332	72,310
Sensient Technologies Corp.(a)	2,189,301	157,520
		404,134
Commercial Services & Supplies 3.5%
Healthcare Services Group, Inc.	2,250,598	102,245
MSA Safety, Inc.	676,386	54,537
Rollins, Inc.	3,173,694	159,541
UniFirst Corp.	373,709	58,037
		374,360
Communications Equipment 1.0%
NetScout Systems, Inc.*	4,156,088	110,344
Construction & Engineering 1.0%
Valmont Industries, Inc.	719,636	105,858
Construction Materials 1.4%
Eagle Materials, Inc.	1,428,207	143,149
	Number of Shares	Value (000's)
Containers & Packaging 1.1%
AptarGroup, Inc.	1,322,463	$118,255
Distributors 2.2%
Pool Corp.	1,685,984	232,716
Diversified Consumer Services 0.8%
Bright Horizons Family Solutions, Inc.*	870,429	83,187
Electrical Equipment 0.5%
AZZ, Inc.(a)	1,423,998	58,170
Electronic Equipment, Instruments & Components 5.8%
Cognex Corp.	2,095,867	112,569
Littelfuse, Inc.	894,281	185,563
Novanta, Inc.*	927,074	51,777
Rogers Corp.*(a)	1,105,959	151,870
Zebra Technologies Corp. Class A*	763,800	105,512
		607,291
Energy Equipment & Services 0.5%
Pason Systems, Inc.	4,060,187	55,904
Food Products 2.6%
Blue Buffalo Pet Products, Inc.*	964,407	38,634
Calavo Growers, Inc.(a)	947,804	80,895
J & J Snack Foods Corp.	488,712	65,649
Lancaster Colony Corp.	791,390	93,653
		278,831
Health Care Equipment & Supplies 6.3%
Atrion Corp.	66,025	38,882
Cantel Medical Corp.	1,141,650	132,785
Haemonetics Corp.*	1,056,658	74,917
Heska Corp.*(a)	465,321	31,633
IDEXX Laboratories, Inc.*	889,259	166,496
Neogen Corp.*	462,146	26,929
West Pharmaceutical Services, Inc.	2,217,549	193,415
		665,057
Health Care Providers & Services 3.3%
Chemed Corp.	648,139	168,276
Henry Schein, Inc.*	1,070,505	70,857

See Notes to Financial Statements

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Tivity Health, Inc.*	1,409,646	$54,342
U.S. Physical Therapy, Inc.(a)	680,144	52,711
		346,186
Hotels, Restaurants & Leisure 2.2%
Cheesecake Factory, Inc.	649,207	30,182
Cracker Barrel Old Country Store, Inc.	433,384	67,651
Papa John's International, Inc.	872,379	50,371
Texas Roadhouse, Inc.	1,539,085	85,050
		233,254
Household Durables 0.3%
Installed Building Products, Inc.*	468,175	27,973
Household Products 2.6%
Church & Dwight Co., Inc.	2,912,256	143,254
Energizer Holdings, Inc.	1,296,824	70,651
WD-40 Co.	490,684	61,188
		275,093
Industrial Conglomerates 0.4%
Raven Industries, Inc.	1,162,078	39,453
Insurance 1.3%
AMERISAFE, Inc.	855,179	47,890
RLI Corp.	1,538,100	93,517
		141,407
Internet Software & Services 0.2%
CommerceHub, Inc. Series A*(a)	1,214,788	24,077
IT Services 1.3%
Jack Henry & Associates, Inc.	1,141,212	133,864
Life Sciences Tools & Services 2.3%
Bio-Techne Corp.	1,174,882	166,058
ICON PLC*	634,408	71,885
		237,943
Machinery 6.7%
Graco, Inc.	1,636,902	72,597
Lindsay Corp.	510,642	45,161
Middleby Corp.*	864,575	103,965
Nordson Corp.	803,551	107,732
	Number of Shares	Value (000's)
RBC Bearings, Inc.*(a)	1,299,450	$156,584
Toro Co.	2,171,843	138,064
Wabtec Corp.	949,561	77,237
		701,340
Media 2.5%
Cable One, Inc.	73,952	50,359
Gray Television, Inc.*	3,645,814	50,312
Nexstar Media Group, Inc. Class A	2,214,484	158,225
		258,896
Multiline Retail 0.3%
Ollie's Bargain Outlet Holdings, Inc.*	488,875	29,015
Oil, Gas & Consumable Fuels 2.1%
Centennial Resource Development, Inc. Class A*	3,620,813	69,085
Matador Resources Co.*	3,759,430	108,497
RSP Permian, Inc.*	1,099,288	42,114
		219,696
Paper & Forest Products 0.9%
Stella-Jones, Inc.(b)	2,507,980	93,326
Pharmaceuticals 0.3%
Prestige Brands Holdings, Inc.*	1,078,275	36,446
Professional Services 1.1%
Exponent, Inc.(a)	1,479,497	115,031
Real Estate Management & Development 0.5%
FirstService Corp.	753,710	52,451
Semiconductors & Semiconductor Equipment 2.9%
Cabot Microelectronics Corp.	847,457	86,356
MKS Instruments, Inc.	774,056	86,191
Power Integrations, Inc.(a)	2,062,708	138,614
		311,161
	Number of Shares	Value (000's)
Software 10.1%
Altair Engineering, Inc. Class A*	894,810	$23,551
Aspen Technology, Inc.*	2,676,665	206,853
Blackbaud, Inc.	479,580	49,166
Computer Modelling Group Ltd.(a)(b)	4,053,739	28,369
Constellation Software, Inc.	88,620	57,386
Fair Isaac Corp.	1,072,110	182,194
Manhattan Associates, Inc.*	3,372,251	141,972
Monotype Imaging Holdings, Inc.	1,685,810	40,628
Qualys, Inc.*(a)	1,986,861	147,127
Tyler Technologies, Inc.*	947,585	192,464
		1,069,710
Specialty Retail 2.6%
Asbury Automotive Group, Inc.*	710,792	46,806
Floor & Decor Holdings, Inc. Class A*	507,125	22,856
Lithia Motors, Inc. Class A	896,041	93,090
Monro, Inc.	1,132,320	57,635
Tractor Supply Co.	812,668	52,766
		273,153
Trading Companies & Distributors 2.1%
Applied Industrial Technologies, Inc.	453,712	31,941
Richelieu Hardware Ltd.(b)	1,096,298	26,562
SiteOne Landscape Supply, Inc.*	735,562	50,636
Watsco, Inc.	652,521	107,908
		217,047
Total Common Stocks (Cost $5,729,632)		10,436,296

See Notes to Financial Statements

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 1.1%
Investment Companies 1.1%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(c)	53,185,334	$53,185
State Street Institutional Treasury Plus Money Market Fund Premier Class, 1.32%(c)	62,127,704	62,128
Total Short-Term Investments (Cost $115,313)		115,313
Total Investments 100.1% (Cost $5,844,945)		10,551,609
Liabilities Less Other Assets (0.1)%		(10,803)
Net Assets 100.0%		$10,540,806

*  Non-income producing security.

(a)  Affiliated company. (see Note F of Notes to Financial Statements).

(b)  Security fair valued as of February 28, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at February 28, 2018 amounted to approximately $148,257,000, which represents 1.4% of net assets of the Fund.

(c)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Biotechnology	$—	$30,303	$—	$30,303
Paper & Forest Products	—	93,326	—	93,326
Software	1,041,341	28,369	—	1,069,710
Trading Companies & Distributors	190,485	26,562	—	217,047
Other Common Stocks(a)	9,025,910	—	—	9,025,910
Total Common Stocks	10,257,736	178,560	—	10,436,296
Short-Term Investments	—	115,313	—	115,313
Total Investments	$10,257,736	$293,873	$—	$10,551,609

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $107,954,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 97.8%
Australia 1.1%
Insurance Australia Group Ltd.	8,675	$55
Belgium 0.8%
KBC Group NV	417	39
Canada 4.8%
Alimentation Couche-Tard, Inc. Class B	1,420	69
Kinaxis, Inc.*	901	61
Suncor Energy, Inc.	1,204	40
Waste Connections, Inc.	967	68
		238
China 3.3%
Alibaba Group Holding Ltd. ADR*	580	108
Baidu, Inc. ADR*	223	56
		164
France 1.8%
Air Liquide SA	304	38
Valeo SA	838	54
		92
Germany 3.5%
Continental AG	235	64
Gerresheimer AG	315	24
Henkel AG & Co. KGaA, Preference Shares	454	61
SAP SE ADR	229	24
		173
Hong Kong 3.3%
AIA Group Ltd.	8,000	66
Haier Electronics Group Co. Ltd.*	13,350	46
Techtronic Industries Co. Ltd.	8,500	53
		165
Ireland 0.7%
CRH PLC	1,065	35
Israel 2.1%
Check Point Software Technologies Ltd.*	611	63
Tower Semiconductor Ltd.*	1,500	44
		107
Italy 0.4%
Brembo SpA	1,567	22
	Number of Shares	Value (000's)
Japan 6.6%
Bridgestone Corp.	560	$25
Daikin Industries Ltd.	450	53
Hoya Corp.	600	31
Ichigo, Inc.	9,700	40
Kao Corp.	600	44
Kose Corp.	225	42
Tokyo Electron Ltd.	225	44
Toyota Motor Corp.	750	50
		329
Mexico 0.6%
Infraestructura Energetica Nova SAB de CV	6,228	30
Netherlands 5.7%
AerCap Holdings NV*	1,220	61
ASML Holding NV	760	148
Heineken NV	435	45
Intertrust NV(a)	1,583	33
		287
Norway 0.9%
Sbanken ASA(a)	4,342	44
Singapore 0.6%
DBS Group Holdings Ltd.	1,300	28
Switzerland 7.4%
Cie Financiere Richemont SA	578	51
Ferguson PLC	343	24
Givaudan SA	31	70
Julius Baer Group Ltd.*	1,185	77
Roche Holding AG	216	50
SGS SA	24	61
Sonova Holding AG	235	37
		370
United Kingdom 8.4%
Aon PLC	525	74
Bunzl PLC	1,310	35
Compass Group PLC	2,480	53
Howden Joinery Group PLC	8,760	53
Prudential PLC	2,064	52
RELX PLC	2,414	49
St. James's Place PLC	3,486	55
Virgin Money Holdings UK PLC	12,854	49
		420
United States 45.8%
Activision Blizzard, Inc.	895	65
	Number of Shares	Value (000's)
Alphabet, Inc. Class A*	45	$50
Alphabet, Inc. Class C*	45	50
Amazon.com, Inc.*	93	141
Apple, Inc.	464	83
Biogen, Inc.*	221	64
BlackRock, Inc.	140	77
Blue Buffalo Pet Products, Inc.*	942	38
Cabot Oil & Gas Corp.	2,455	59
Cardinal Health, Inc.	780	54
CDW Corp.	1,074	78
Centene Corp.*	555	56
Comerica, Inc.	566	55
Core Laboratories NV	327	34
CVS Health Corp.	655	44
Delphi Technologies PLC	478	23
EOG Resources, Inc.	638	65
Estee Lauder Cos., Inc. Class A	483	67
Expedia, Inc.	158	17
Fidelity National Information Services, Inc.	745	72
First Republic Bank	275	25
Gilead Sciences, Inc.	380	30
Graco, Inc.	1,985	88
Halliburton Co.	745	35
Henry Schein, Inc.*	865	57
Intercontinental Exchange, Inc.	1,010	74
JPMorgan Chase & Co.	710	82
Medtronic PLC	791	63
Monsanto Co.	350	43
RPM International, Inc.	940	47
Samsonite International SA	9,050	39
Sealed Air Corp.	1,245	53
Sensata Technologies Holding NV*	1,540	81
Service Corp. International	965	36
T-Mobile US, Inc.*	980	59
TE Connectivity Ltd.	410	42
VF Corp.	760	57
Visa, Inc. Class A	605	74
Western Digital Corp.	745	65
Worldpay, Inc. Class A*	632	51
		2,293
Total Common Stocks (Cost $3,655)		4,891

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 2.3%
Investment Companies 2.3%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(b) (Cost $117)	117,165	$117
Total Investments 100.1% (Cost $3,772)		5,008
Liabilities Less Other Assets (0.1)%		(5)
Net Assets 100.0%		$5,003

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2018 amounted to approximately $77,000, which represents 1.5% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2018.

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Banks	$322	6.4%
Capital Markets	283	5.7%
Internet Software & Services	264	5.3%
Insurance	247	4.9%
Semiconductors & Semiconductor Equipment	236	4.7%
Software	213	4.2%
Chemicals	198	3.9%
IT Services	197	3.9%
Auto Components	188	3.8%
Trading Companies & Distributors	173	3.5%
Health Care Providers & Services	167	3.3%
Oil, Gas & Consumable Fuels	164	3.3%
Internet & Direct Marketing Retail	158	3.1%
Personal Products	153	3.0%
Technology Hardware, Storage & Peripherals	148	2.9%
Textiles, Apparel & Luxury Goods	147	2.9%
Professional Services	143	2.9%
Health Care Equipment & Supplies	131	2.6%
Electronic Equipment, Instruments & Components	120	2.4%
Food & Staples Retailing	113	2.3%
Household Durables	99	2.0%
Biotechnology	94	1.9%
Machinery	88	1.8%
Electrical Equipment	81	1.6%
Energy Equipment & Services	69	1.4%
Commercial Services & Supplies	68	1.4%
Household Products	61	1.2%
Wireless Telecommunication Services	59	1.2%
Building Products	53	1.1%
Containers & Packaging	53	1.1%
Hotels, Restaurants & Leisure	53	1.1%
Automobiles	50	1.0%
Pharmaceuticals	50	1.0%
Beverages	45	0.9%
Real Estate Management & Development	40	0.8%
Food Products	38	0.8%
Diversified Consumer Services	36	0.7%
Construction Materials	35	0.7%
Gas Utilities	30	0.6%
Life Sciences Tools & Services	24	0.5%
Short-Term Investments and Other Liabilities—Net	112	2.2%
	$5,003	100.0%

See Notes to Financial Statements

Schedule of Investments Global Equity Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$55	$—	$55
Belgium	—	39	—	39
France	—	92	—	92
Germany	24	149	—	173
Hong Kong	53	112	—	165
Ireland	—	35	—	35
Italy	—	22	—	22
Japan	—	329	—	329
Netherlands	61	226	—	287
Singapore	—	28	—	28
Switzerland	—	370	—	370
United Kingdom	74	346	—	420
Other Common Stocks(a)	2,876	—	—	2,876
Total Common Stocks	3,088	1,803	—	4,891
Short-Term Investments	—	117	—	117
Total Investments	$3,088	$1,920	$—	$5,008

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $1,319,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 99.0%
Australia 6.4%
Goodman Group	10,508	$66
Investa Office Fund	14,330	47
Scentre Group	18,576	55
		168
Canada 3.8%
Allied Properties Real Estate Investment Trust	883	29
Brookfield Asset Management, Inc. Class A	925	36
Canadian Apartment Properties REIT	1,246	34
		99
France 4.7%
Gecina SA	329	58
ICADE	685	66
		124
Germany 4.2%
ADO Properties SA(a)	744	39
Deutsche Wohnen SE	1,756	72
		111
Hong Kong 8.0%
CK Asset Holdings Ltd.	12,659	109
Sun Hung Kai Properties Ltd.	6,212	103
		212
Japan 11.8%
Advance Residence Investment Corp.	14	35
Mitsubishi Estate Co. Ltd.	2,970	52
Mitsui Fudosan Co. Ltd.	3,907	93
Nippon Accommodations Fund, Inc.	12	53
Nippon Building Fund, Inc.	7	38
Sumitomo Realty & Development Co. Ltd.	1,144	41
		312
Netherlands 1.6%
InterXion Holding NV*	725	41
	Number of Shares	Value (000's)
Singapore 2.1%
Ascendas Real Estate Investment Trust	13,670	$27
CapitaLand Ltd.	10,723	29
		56
Spain 1.4%
Axiare Patrimonio SOCIMI SA	1,955	38
Sweden 1.5%
Hufvudstaden AB, A Shares	2,547	39
United Kingdom 4.6%
Safestore Holdings PLC	5,698	38
SEGRO PLC	6,095	48
Shaftesbury PLC	2,646	35
		121
United States 48.9%
Alexandria Real Estate Equities, Inc.	312	38
American Tower Corp.	888	124
Apartment Investment & Management Co. Class A	671	26
Boston Properties, Inc.	437	52
Crown Castle International Corp.	644	71
DCT Industrial Trust, Inc.	633	35
Douglas Emmett, Inc.	913	33
Equinix, Inc.	194	76
Equity Lifestyle Properties, Inc.	395	33
Equity Residential	1,109	62
Essex Property Trust, Inc.	225	50
Extra Space Storage, Inc.	634	54
GGP, Inc.	2,404	51
Healthcare Trust of America, Inc. Class A	968	24
Hyatt Hotels Corp. Class A*	350	27
Invitation Homes, Inc.	2,513	55
Kimco Realty Corp.	1,752	26
Marriott International, Inc. Class A	390	55
	Number of Shares	Value (000's)
Mid-America Apartment Communities, Inc.	396	$34
National Retail Properties, Inc.	583	22
Prologis, Inc.	1,362	83
Regency Centers Corp.	442	26
Simon Property Group, Inc.	613	94
Taubman Centers, Inc.	452	26
Ventas, Inc.	729	35
Welltower, Inc.	746	39
Weyerhaeuser Co.	1,128	40
		1,291
Total Common Stocks (Cost $2,566)		2,612
Short-Term Investments 1.5%
Investment Companies 1.5%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.30%(b) (Cost $41)	41,165	41
Total Investments 100.5% (Cost $2,607)		2,653
Liabilities Less Other Assets (0.5)%		(14)
Net Assets 100.0%		$2,639

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2018 amounted to approximately $39,000, which represents 1.5% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2018.

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (Unaudited) (cont'd)

POSITIONS BY SECTOR

Sector	Investments at Value (000's omitted)	Percentage of Net Assets
Industrial & Office REITs	$616	23.3%
Real Estate Holding & Development	541	20.5%
Specialty REITs	477	18.1%
Residential REITs	474	18.0%
Retail REITs	280	10.6%
Diversified REITs	101	3.8%
Hotel & Lodging REITs	82	3.1%
Real Estate Services	41	1.6%
Short-Term Investments and Other Liabilities—Net	27	1.0%
	$2,639	100.0%

See Notes to Financial Statements

Schedule of Investments Global Real Estate Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$168	$—	$168
France	—	124	—	124
Germany	—	111	—	111
Hong Kong	—	212	—	212
Japan	73	239	—	312
Singapore	—	56	—	56
Spain	—	38	—	38
Sweden	—	39	—	39
United Kingdom	—	121	—	121
Other Common Stocks(a)	1,431	—	—	1,431
Total Common Stocks	1,504	1,108	—	2,612
Short-Term Investments	—	41	—	41
Total Investments	$1,504	$1,149	$—	$2,653

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Sector summary.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $972,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (Unaudited)
February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 97.9%
Air Freight & Logistics 3.2%
ZTO Express Cayman, Inc. ADR*	265,450	$4,213
Automobiles 3.6%
Brilliance China Automotive Holdings Ltd.	710,000	1,886
Guangzhou Automobile Group Co. Ltd., H Shares	1,276,000	2,806
		4,692
Banks 18.1%
Bank of China Ltd., H Shares	6,596,000	3,547
China Construction Bank Corp., H Shares	10,176,000	10,434
Industrial & Commercial Bank of China Ltd., H Shares	11,358,911	9,684
		23,665
Beverages 4.1%
Kweichow Moutai Co. Ltd. Class A	47,346	5,387
Commercial Services & Supplies 2.1%
China Everbright International Ltd.	1,774,000	2,736
Construction Materials 4.0%
Anhui Conch Cement Co. Ltd. Class A	630,200	3,217
China National Building Material Co. Ltd., H Shares	1,998,000	1,960
		5,177
Health Care Providers & Services 3.1%
Huadong Medicine Co. Ltd. Class A	4,000	36
Huadong Medicine Co. Ltd. Class A	446,218	3,949
		3,985
	Number of Shares	Value (000's)
Household Durables 8.5%
Gree Electric Appliances, Inc. of Zhuhai Class A	766,703	$6,222
Midea Group Co. Ltd. Class A	563,820	4,870
		11,092
Independent Power and Renewable Electricity Producers 0.2%
China Everbright Greentech Ltd.*(a)	253,469	224
Insurance 7.9%
China Taiping Insurance Holdings Co. Ltd.	946,600	3,613
PICC Property & Casualty Co. Ltd., H Shares	1,134,000	2,225
Ping An Insurance Group Co. of China Ltd., H Shares	426,000	4,487
		10,325
Internet Software & Services 24.8%
Alibaba Group Holding Ltd. ADR*	65,802	12,248
Baidu, Inc. ADR*	14,847	3,747
SINA Corp.*	36,083	4,219
Tencent Holdings Ltd.	222,800	12,189
		32,403
Oil, Gas & Consumable Fuel 1.8%
CNOOC Ltd.	1,600,000	2,283
Pharmaceuticals 4.3%
China Medical System Holdings Ltd.	1,185,000	2,355
CSPC Pharmaceutical Group Ltd.	1,450,000	3,309
		5,664
Real Estate Management & Development 5.8%
China Jinmao Holdings Group Ltd.	2,096,000	1,267
China Resources Land Ltd.	334,000	1,180
CIFI Holdings Group Co. Ltd.	4,232,000	3,291
	Number of Shares	Value (000's)
Longfor Properties Co. Ltd.	644,500	$1,850
		7,588
Textiles, Apparel & Luxury Goods 1.6%
Shenzhou International Group Holdings Ltd.	216,000	2,121
Transportation Infrastructure 3.7%
Guangzhou Baiyun International Airport Co. Ltd. Class A	1,814,888	4,671
Guangzhou Baiyun International Airport Co. Ltd. Class A	76,400	197
		4,868
Water Utilities 1.1%
Beijing Enterprises Water Group Ltd.*	2,156,000	1,396
Total Common Stocks (Cost $98,468)		127,819
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.30%(b) (Cost $1,225)	1,225,050	1,225
Total Investments 98.9% (Cost $99,693)		129,044
Other Assets Less Liabilities 1.1%		1,489
Net Assets 100.0%		$130,533

See Notes to Financial Statements

Schedule of Investments Greater China Equity Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2018 amounted to approximately $224,000, which represents 0.2% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Automobiles	$—	$4,692	$—	$4,692
Banks	—	23,665	—	23,665
Beverages	—	5,387	—	5,387
Commercial Services & Supplies	—	2,736	—	2,736
Construction Materials	—	5,177	—	5,177
Health Care Providers & Services	—	3,985	—	3,985
Household Durables	—	11,092	—	11,092
Independent Power and Renewable Electricity Producers	—	224	—	224
Insurance	—	10,325	—	10,325
Internet Software & Services	20,214	12,189	—	32,403
Oil, Gas & Consumable Fuel	—	2,283	—	2,283
Pharmaceuticals	—	5,664	—	5,664
Real Estate Management & Development	—	7,588	—	7,588
Textiles, Apparel & Luxury Goods	—	2,121	—	2,121
Transportation Infrastructure	—	4,868	—	4,868
Water Utilities	—	1,396	—	1,396
Other Common Stocks(a)	4,213	—	—	4,213
Total Common Stocks	24,427	103,392	—	127,819
Short-Term Investments	—	1,225	—	1,225
Total Investments	$24,427	$104,617	$—	$129,044

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $83,119,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 96.0%
Aerospace & Defense 5.0%
General Dynamics Corp.	155,255	$34,536
Raytheon Co.	129,000	28,059
		62,595
Air Freight & Logistics 0.6%
Expeditors International of Washington, Inc.	107,195	6,963
Airlines 2.0%
Delta Air Lines, Inc.(a)	459,000	24,740
Banks 5.9%
Comerica, Inc.	218,145	21,208
JPMorgan Chase & Co.	305,505	35,286
U.S. Bancorp	342,250	18,605
		75,099
Beverages 1.6%
PepsiCo, Inc.	180,000	19,752
Biotechnology 1.9%
Gilead Sciences, Inc.	304,120	23,943
Capital Markets 5.7%
BlackRock, Inc.	38,500	21,153
Brookfield Asset Management, Inc. Class A(b)	561,355	21,735
CME Group, Inc.	174,180	28,942
		71,830
Chemicals 2.4%
Ashland Global Holdings, Inc.	266,535	18,876
PPG Industries, Inc.	107,985	12,142
		31,018
Electric Utilities 3.3%
Brookfield Infrastructure Partners LP	746,815	30,127
NextEra Energy, Inc.	80,000	12,172
		42,299
Electrical Equipment 0.7%
Eaton Corp. PLC	106,370	8,584
Electronic Equipment, Instruments & Components 2.3%
CDW Corp.	406,700	29,661
	Number of Shares	Value (000's)
Energy Equipment & Services 1.5%
Schlumberger Ltd.	291,675	$19,146
Equity Real Estate Investment Trusts 0.5%
Weyerhaeuser Co.(a)	197,515	6,919
Food & Staples Retailing 3.2%
Costco Wholesale Corp.(b)	111,000	21,190
CVS Health Corp.(b)	290,270	19,660
		40,850
Food Products 2.2%
Conagra Brands, Inc.(a)	688,690	24,883
Hain Celestial Group, Inc.*(b)	83,560	2,906
		27,789
Health Care Equipment & Supplies 2.5%
Dentsply Sirona, Inc.	574,730	32,219
Health Care Providers & Services 3.8%
DaVita, Inc.*(a)	345,635	24,893
UnitedHealth Group, Inc.	103,615	23,433
		48,326
Hotels, Restaurants & Leisure 1.7%
McDonald's Corp.	139,000	21,926
Industrial Conglomerates 1.6%
3M Co.	87,215	20,540
Insurance 0.7%
CF Corp. Class A	885,000	8,531
Internet & Direct Marketing Retail 5.3%
Amazon.com, Inc.*	27,195	41,131
Booking Holdings, Inc.*	5,795	11,787
Expedia, Inc.	134,890	14,187
		67,105
Internet Software & Services 9.3%
Alphabet, Inc. Class A*	43,360	47,866
eBay, Inc.*	752,000	32,231
Facebook, Inc. Class A*	207,000	36,912
		117,009
	Number of Shares	Value (000's)
IT Services 3.9%
PayPal Holdings, Inc.*	120,465	$9,566
Visa, Inc. Class A	320,855	39,446
		49,012
Machinery 1.2%
Allison Transmission Holdings, Inc.(b)	250,965	9,946
Gates Industrial Corp. PLC*	285,500	4,956
		14,902
Oil, Gas & Consumable Fuels 2.2%
Enbridge, Inc.	861,100	27,400
Pharmaceuticals 1.3%
Bristol-Myers Squibb Co.	257,115	17,021
Professional Services 4.3%
Equifax, Inc.	105,775	11,953
IHS Markit Ltd.*	651,000	30,629
Verisk Analytics, Inc.*	114,545	11,705
		54,287
Road & Rail 2.2%
CSX Corp.	281,935	15,146
Norfolk Southern Corp.	93,000	12,934
		28,080
Software 5.8%
Microsoft Corp.	540,000	50,636
salesforce.com, inc.*	191,720	22,287
		72,923
Specialty Retail 5.2%
Home Depot, Inc.	165,000	30,074
Hudson Ltd. Class A*	917,326	14,319
Party City Holdco, Inc.*(a)	428,005	6,185
Tractor Supply Co.(a)	230,075	14,939
		65,517
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	212,500	37,851

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods 1.7%
PVH Corp.(a)	153,000	$22,075
Trading Companies & Distributors 1.5%
HD Supply Holdings, Inc.*	506,000	18,342
Total Common Stocks (Cost $925,304)		1,214,254
Preferred Stocks 0.9%
Health Care 0.9%
Moderna Therapeutics Ser. F(c)(d)(h)	990,888	9,969
	Number of Shares	Value (000's)
Moderna Therapeutics Ser. G(c)(d)(h)	72,603	$730
Total Preferred Stocks (Cost $9,430)		10,699
Master Limited Partnerships 1.5%
Capital Markets 1.5%
Blackstone Group LP (Cost $19,832)	546,180	18,570
Total Options Purchased 0.1%(e) (Cost $1,233)		1,608
	Number of Shares	Value (000's)
Short-Term Investments 1.0%
Investment Companies 1.0%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(b)(f) (Cost $12,033)	12,033,296	$12,033
Total Investments 99.5% (Cost $967,832)		1,257,164
Other Assets Less Liabilities 0.5%(g)		6,878
Net Assets 100.0%		$1,264,042

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $86,363,000.

(c)  Security fair valued as of February 28, 2018 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at February 28, 2018 amounted to approximately $10,699,000, which represents 0.9% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  See "Purchased option contracts" under Derivative Instruments.

(f)  Represents 7-day effective yield as of February 28, 2018.

(g)  Includes the impact of the Fund's open positions in derivatives at February 28, 2018.

(h)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At February 28, 2018, these securities amounted to approximately $10,699,000, which represents 0.9% of net assets of the Fund.

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 2/28/2018	Fair Value Percentage of Net Assets as of 2/28/2018
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	$8,700	0.8%	$9,969	0.8%
Moderna Therapeutics (Ser. G Preferred Shares)	1/30/2018	730	0.1%	730	0.1%
Total		$9,430	0.9%	$10,699	0.9%

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

Derivative Instruments

Purchased option contracts ("options purchased")

At February 28, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Banks
U.S. Bancorp	195	$1,060,020	$57.5	4/20/2018	$7,995
Health Care Providers & Services
DaVita, Inc.	1	7,202	65	4/20/2018	815
IT Services
Visa, Inc.	164	2,016,216	120	3/16/2018	67,650
Oil, Gas & Consumable Fuels
Enbridge, Inc.	675	2,147,850	40	4/20/2018	675
Professional Services
Equifax, Inc.	621	7,017,300	130	1/18/2019	301,185
Specialty Retail
Home Depot, Inc.	152	2,770,504	190	5/18/2018	70,300
Party City Holdco, Inc.	4,000	5,780,000	12	4/20/2018	1,000,000
					1,070,300
Textiles, Apparel & Luxury Goods
PVH Corp.	300	4,328,400	155	6/15/2018	159,000
Total options purchased (cost $1,233,026)					$1,607,620

Written option contracts ("options written")

At February 28, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
IT Services
PayPal Holdings, Inc.	431	$(3,422,571)	$90	4/20/2018	$(18,964)
PayPal Holdings, Inc.	260	(2,064,660)	92.5	4/20/2018	(6,760)
Total calls (premium received $188,067)					$(25,724)
Puts
Banks
U.S. Bancorp	195	(1,060,020)	$52.5	4/20/2018	$(18,428)
Chemicals
Ashland Global Holdings, Inc.	650	(4,603,300)	70	4/20/2018	(143,000)
Energy Equipment & Services
Schlumberger Ltd.	815	(5,349,660)	67.5	6/15/2018	(393,237)

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Health Care Providers & Services
DaVita, Inc.	750	$(5,401,500)	$57.5	4/20/2018	$(15,000)
DaVita, Inc.	651	(4,688,502)	67.5	4/20/2018	(73,237)
					(88,237)
Internet & Direct Marketing Retail
Expedia, Inc.	505	(5,311,085)	100	7/20/2018	(272,700)
Netflix, Inc.	163	(4,749,494)	220	6/15/2018	(66,830)
					(339,530)
IT Services
PayPal Holdings, Inc.	654	(5,193,414)	70	4/20/2018	(41,856)
PayPal Holdings, Inc.	431	(3,422,571)	75	4/20/2018	(65,728)
PayPal Holdings, Inc.	344	(2,731,704)	50	6/15/2018	(6,020)
Visa, Inc.	491	(6,036,354)	115	6/15/2018	(129,133)
					(242,737)
Oil, Gas & Consumable Fuels
Enbridge, Inc.	675	(2,147,850)	35	4/20/2018	(212,625)
Professional Services
Equifax, Inc.	700	(7,910,000)	105	1/18/2019	(486,500)
					(486,500)
Road & Rail
CSX Corp.	818	(4,394,296)	55	5/18/2018	(282,210)
Software
Activision Blizzard, Inc.	587	(4,292,731)	60	5/18/2018	(42,558)
Specialty Retail
Home Depot, Inc.	250	(4,556,750)	165	5/18/2018	(64,875)
Party City Holdco, Inc.	4,000	(5,780,000)	7.5	4/20/2018	(0	)(a)(b)
					(64,875)
Textiles, Apparel & Luxury Goods
PVH Corp.	300	(4,328,400)	135	6/15/2018	(162,000)
Total puts (premium received $2,814,197)					$(2,475,937)
Total options written (premium received $3,002,264)					$(2,501,661)

(a)  Security fair valued as of February 28, 2018 in accordance with procedures approved by the Board.

(b)  Value determined using significant unobservable inputs.

For the six months ended February 28, 2018, the Fund had an average market value of $1,046,243 in options purchased and $(1,126,223) in options written. At February 28, 2018, the Fund had securities pledged in the amount of $28,776,959 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks(a)	$1,214,254	$—	$—	$1,214,254
Preferred Stocks(a)	—	—	10,699	10,699
Master Limited Partnerships(a)	18,570	—	—	18,570
Options Purchased(b)	1,608	—	—	1,608
Short-Term Investments	—	12,033	—	12,033
Total Investments	$1,234,432	$12,033	$10,699	$1,257,164

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2018
Investments in Securities: (000's omitted)
Preferred Stocks
Health Care	$8,700	$—	$—	$1,269	$730	$—	$—	$—	$10,699	$1,269
Total	$8,700	$—	$—	$1,269	$730	$—	$—	$—	$10,699	$1,269

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 28, 2018.

Asset class	Fair value at 2/28/2018	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(d)
Preferred Stocks	$9,968,333	Market Approach	Transaction Price	$10.06	$10.06	Decrease
Preferred Stocks	730,386	Market Approach	Transaction Price	10.06	10.06	Decrease

See Notes to Financial Statements

Schedule of Investments Guardian Fund (Unaudited) (cont'd)

(d)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(2,502)	$—	$(0)	$(2,502)
Total	$(2,502)	$—	$(0)	$(2,502)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2018
Investments in Securities: (000's omitted)
Options Written(b) Puts Professional Services	$—	$—	$—	$176	$—	$(176)	$—	$—	$(0)	$176
Total	$—	$—	$—	$176	$—	$(176)	$—	$—	$(0)	$176

(b)  As of the six months ended February 28, 2018, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations in not presented.

See Notes to Financial Statements

Schedule of Investments International Equity Fund (Unaudited)
February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 94.5%
Australia 1.4%
Insurance Australia Group Ltd.	4,422,702	$27,947
Austria 1.1%
BAWAG Group AG*(a)	375,464	20,531
Belgium 1.9%
KBC Group NV	242,794	22,750
Ontex Group NV	508,576	14,686
		37,436
Canada 3.6%
Alimentation Couche-Tard, Inc. Class B	552,141	26,846
Kinaxis, Inc.*	321,832	21,802
Suncor Energy, Inc.	688,498	22,664
		71,312
China 3.3%
Alibaba Group Holding Ltd. ADR*	231,400	43,073
Baidu, Inc. ADR*	89,631	22,617
		65,690
Denmark 0.8%
Sydbank A/S	384,241	14,999
Finland 0.7%
Huhtamaki OYJ	340,338	14,383
France 8.3%
Air Liquide SA	165,402	20,660
Arkema SA	159,243	20,781
Pernod-Ricard SA	178,695	29,431
Sodexo SA	191,048	23,459
SPIE SA	826,832	20,353
TOTAL SA	461,114	26,228
Valeo SA	335,155	21,674
		162,586
Germany 8.5%
Brenntag AG	286,090	17,834
Continental AG	79,840	21,816
CTS Eventim AG & Co. KGaA	567,756	27,564
Deutsche Boerse AG	116,810	15,533
Gerresheimer AG	309,142	23,663
	Number of Shares	Value (000's)
Henkel AG & Co. KGaA, Preference Shares	203,121	$26,947
SAP SE ADR	222,989	23,302
Stabilus SA	104,200	9,908
		166,567
Hong Kong 2.4%
HKBN Ltd.	19,404,800	22,176
Techtronic Industries Co. Ltd.	3,860,300	24,219
		46,395
Ireland 0.9%
Greencore Group PLC	7,566,815	18,429
Israel 2.1%
Check Point Software Technologies Ltd.*	238,201	24,747
Tower Semiconductor Ltd.*	593,500	17,223
		41,970
Italy 1.4%
Azimut Holding SpA	848,780	18,440
Brembo SpA	627,980	8,776
		27,216
Japan 16.2%
Bridgestone Corp.	414,700	18,408
Daikin Industries Ltd.	299,800	35,222
Hoya Corp.	263,300	13,843
Ichigo, Inc.	5,149,100	21,143
Kansai Paint Co. Ltd.	957,000	24,021
Kao Corp.	227,100	16,577
Keyence Corp.	87,500	52,990
Kose Corp.	127,700	23,756
Nabtesco Corp.	358,050	15,372
Santen Pharmaceutical Co. Ltd.	1,027,200	16,353
Shionogi & Co. Ltd.	344,400	17,927
SMC Corp.	71,300	29,716
Tokyo Electron Ltd.	87,200	17,039
Toyota Motor Corp.	252,700	17,028
		319,395
	Number of Shares	Value (000's)
Luxembourg 1.0%
Befesa SA*(a)	373,068	$18,759
Mexico 0.4%
Infraestructura Energetica Nova SAB de CV	1,662,049	7,847
Netherlands 6.4%
AerCap Holdings NV*	561,350	27,849
ASML Holding NV	280,176	54,641
Heineken NV	264,355	27,451
Intertrust NV(a)	798,778	16,890
		126,831
Norway 1.0%
Sbanken ASA(a)	1,943,223	19,562
Singapore 0.8%
DBS Group Holdings Ltd.	762,300	16,382
Switzerland 13.2%
Bucher Industries AG	46,724	19,621
Cie Financiere Richemont SA	175,345	15,376
Ferguson PLC	205,728	14,499
Givaudan SA	13,015	29,594
Julius Baer Group Ltd.*	392,500	25,494
Novartis AG	190,825	15,919
Partners Group Holding AG	35,922	26,036
Roche Holding AG	85,749	19,806
SGS SA	9,300	23,603
Sonova Holding AG	96,880	15,143
Tecan Group AG	166,553	34,890
UBS Group AG*	1,020,440	19,337
		259,318
United Kingdom 16.0%
Aon PLC	206,900	29,032
Biffa PLC(a)	3,634,012	11,607
Bunzl PLC	1,047,639	28,119
Clinigen Group PLC	1,992,149	25,342
Compass Group PLC	1,424,677	30,268
DCC PLC	183,123	16,666

See Notes to Financial Statements

Schedule of Investments International Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Howden Joinery Group PLC	1,366,735	$8,310
Lloyds Banking Group PLC	21,942,394	20,732
London Stock Exchange Group PLC	270,182	14,917
Prudential PLC	1,152,667	28,882
RELX PLC	1,448,102	29,691
RPS Group PLC	3,145,365	9,808
Spectris PLC	617,282	23,068
St. James's Place PLC	1,628,740	25,745
Unilever NV	257,318	13,467
		315,654
	Number of Shares	Value (000's)
United States 3.1%
Core Laboratories NV	72,604	$7,475
Samsonite International SA	5,145,400	22,387
Sensata Technologies Holding NV*	392,800	20,764
TE Connectivity Ltd.	109,102	11,247
		61,873
Total Common Stocks (Cost $1,492,609)		1,861,082
	Number of Shares	Value (000's)
Short-Term Investments 5.2%
Investment Companies 5.2%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(b) (Cost $102,794)	102,793,841	$102,794
Total Investments 99.7% (Cost $1,595,403)		1,963,876
Other Assets Less Liabilities 0.3%		5,981
Net Assets 100.0%		$1,969,857

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2018 amounted to approximately $87,349,000, which represents 4.4% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2018.

See Notes to Financial Statements

Schedule of Investments International Equity Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$145,502	7.4%
Banks	114,956	5.8%
Trading Companies & Distributors	96,611	4.9%
Chemicals	95,056	4.8%
Semiconductors & Semiconductor Equipment	88,903	4.5%
Electronic Equipment, Instruments & Components	87,305	4.4%
Insurance	85,861	4.3%
Life Sciences Tools & Services	83,895	4.3%
Machinery	74,617	3.8%
Auto Components	70,674	3.6%
Professional Services	70,184	3.6%
Pharmaceuticals	70,005	3.6%
Software	69,851	3.5%
Personal Products	68,486	3.5%
Internet Software & Services	65,690	3.3%
Commercial Services & Supplies	60,527	3.1%
Beverages	56,882	2.9%
Hotels, Restaurants & Leisure	53,727	2.7%
Oil, Gas & Consumable Fuels	48,892	2.5%
Textiles, Apparel & Luxury Goods	37,763	1.9%
Building Products	35,222	1.8%
Health Care Equipment & Supplies	28,986	1.5%
Media	27,564	1.4%
Household Products	26,947	1.4%
Food & Staples Retailing	26,846	1.4%
Household Durables	24,219	1.2%
Diversified Telecommunication Services	22,176	1.1%
Real Estate Management & Development	21,143	1.1%
Electrical Equipment	20,764	1.1%
Food Products	18,429	0.9%
Automobiles	17,028	0.9%
Industrial Conglomerates	16,666	0.8%
Containers & Packaging	14,383	0.7%
Gas Utilities	7,847	0.4%
Energy Equipment & Services	7,475	0.4%
Short-Term Investments and Other Assets—Net	108,775	5.5%
	$1,969,857	100.0%

See Notes to Financial Statements

Schedule of Investments International Equity Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$27,947	$—	$27,947
Belgium	—	37,436	—	37,436
Denmark	—	14,999	—	14,999
Finland	—	14,383	—	14,383
France	29,431	133,155	—	162,586
Germany	23,302	143,265	—	166,567
Hong Kong	24,219	22,176	—	46,395
Ireland	—	18,429	—	18,429
Italy	—	27,216	—	27,216
Japan	—	319,395	—	319,395
Luxembourg	—	18,759	—	18,759
Netherlands	27,849	98,982	—	126,831
Singapore	—	16,382	—	16,382
Switzerland	—	259,318	—	259,318
United Kingdom	75,789	239,865	—	315,654
Other Common Stocks(a)	288,785	—	—	288,785
Total Common Stocks	469,375	1,391,707	—	1,861,082
Short-Term Investments	—	102,794	—	102,794
Total Investments	$469,375	$1,494,501	$—	$1,963,876

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $1,126,756,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments International Select Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 97.2%
Australia 1.4%
Insurance Australia Group Ltd.	559,273	$3,534
Austria 2.1%
Andritz AG	46,845	2,718
BAWAG Group AG*(a)	47,811	2,614
		5,332
Belgium 1.2%
KBC Group NV	30,703	2,877
Canada 2.8%
Alimentation Couche-Tard, Inc. Class B	82,111	3,992
Suncor Energy, Inc.	88,543	2,915
		6,907
China 3.9%
Alibaba Group Holding Ltd. ADR*	33,785	6,289
Baidu, Inc. ADR*	13,663	3,447
		9,736
France 10.8%
Air Liquide SA	21,220	2,651
Arkema SA	20,199	2,636
L'Oreal SA	13,706	2,947
Pernod-Ricard SA	23,010	3,790
Schneider Electric SE*	34,699	3,007
Sodexo SA	24,320	2,986
SPIE SA	104,315	2,568
TOTAL SA	59,296	3,373
Valeo SA	42,511	2,749
		26,707
Germany 9.0%
Brenntag AG	36,565	2,279
Continental AG	12,515	3,420
CTS Eventim AG & Co. KGaA	72,109	3,501
Deutsche Boerse AG	19,755	2,627
Gerresheimer AG	39,212	3,001
Henkel AG & Co. KGaA, Preference Shares	30,366	4,028
SAP SE ADR	33,949	3,548
		22,404
	Number of Shares	Value (000's)
Hong Kong 2.9%
AIA Group Ltd.	377,500	$3,133
Techtronic Industries Co. Ltd.	638,600	4,006
		7,139
Ireland 0.7%
CRH PLC	53,590	1,760
Israel 2.7%
Check Point Software Technologies Ltd.*	42,309	4,396
Tower Semiconductor Ltd.*	75,300	2,185
		6,581
Italy 1.4%
Azimut Holding SpA	109,300	2,375
Brembo SpA	79,388	1,109
		3,484
Japan 18.5%
Bridgestone Corp.	51,900	2,304
Daikin Industries Ltd.	33,300	3,912
Hoya Corp.	32,700	1,719
Kansai Paint Co. Ltd.	153,600	3,855
Kao Corp.	46,500	3,394
Keyence Corp.	11,900	7,207
Kose Corp.	21,700	4,037
Nabtesco Corp.	46,000	1,975
Omron Corp.	37,100	2,183
Santen Pharmaceutical Co. Ltd.	178,200	2,837
Shionogi & Co. Ltd.	51,400	2,676
SMC Corp.	11,200	4,668
Tokyo Electron Ltd.	11,100	2,169
Toyota Motor Corp.	42,900	2,891
		45,827
Netherlands 5.9%
AerCap Holdings NV*	71,700	3,557
ASML Holding NV	39,221	7,649
Heineken NV	33,543	3,483
		14,689
	Number of Shares	Value (000's)
Singapore 0.8%
DBS Group Holdings Ltd.	96,700	$2,078
Switzerland 12.9%
Cie Financiere Richemont SA	22,655	1,986
Ferguson PLC	26,095	1,839
Givaudan SA	1,956	4,448
Julius Baer Group Ltd.*	47,360	3,076
Novartis AG	41,586	3,469
Partners Group Holding AG	4,543	3,293
Roche Holding AG	17,256	3,986
SGS SA	1,752	4,446
Sonova Holding AG	15,660	2,448
UBS Group AG*	157,245	2,980
		31,971
United Kingdom 16.0%
Aon PLC	29,841	4,187
Bunzl PLC	155,031	4,161
Compass Group PLC	179,640	3,817
DCC PLC	25,420	2,313
Howden Joinery Group PLC	440,830	2,680
Lloyds Banking Group PLC	3,468,408	3,277
London Stock Exchange Group PLC	45,694	2,523
Prudential PLC	147,840	3,704
RELX PLC	214,293	4,394
Spectris PLC	79,063	2,955
St. James's Place PLC	220,140	3,480
Unilever NV	43,576	2,281
		39,772
United States 4.2%
Core Laboratories NV	8,900	916
Delphi Technologies PLC	23,966	1,144
Samsonite International SA	660,700	2,875
Sensata Technologies Holding NV*	63,100	3,336
TE Connectivity Ltd.	20,785	2,143
		10,414
Total Common Stocks (Cost $183,119)		241,212

See Notes to Financial Statements

Schedule of Investments International Select Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 2.8%
Investment Companies 2.8%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(b) (Cost $6,786)	6,786,122	$6,786
Total Investments 100.0% (Cost $189,905)		247,998
Other Assets Less Liabilities 0.0%(c)		117
Net Assets 100.0%		$248,115

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2018 amounted to approximately $2,614,000, which represents 1.1% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2018.

(c)  Represents less than 0.05% of net assets.

See Notes to Financial Statements

Schedule of Investments International Select Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Capital Markets	$20,354	8.2%
Insurance	14,558	5.9%
Trading Companies & Distributors	14,516	5.9%
Electronic Equipment, Instruments & Components	14,488	5.8%
Chemicals	13,590	5.5%
Pharmaceuticals	12,968	5.2%
Personal Products	12,659	5.1%
Semiconductors & Semiconductor Equipment	12,003	4.8%
Banks	10,846	4.4%
Auto Components	10,726	4.3%
Internet Software & Services	9,736	3.9%
Machinery	9,361	3.8%
Professional Services	8,840	3.6%
Software	7,944	3.2%
Beverages	7,273	2.9%
Hotels, Restaurants & Leisure	6,803	2.7%
Electrical Equipment	6,343	2.6%
Oil, Gas & Consumable Fuels	6,288	2.5%
Textiles, Apparel & Luxury Goods	4,861	2.0%
Health Care Equipment & Supplies	4,167	1.7%
Household Products	4,028	1.6%
Household Durables	4,006	1.6%
Food & Staples Retailing	3,992	1.6%
Building Products	3,912	1.6%
Media	3,501	1.4%
Life Sciences Tools & Services	3,001	1.2%
Automobiles	2,891	1.2%
Commercial Services & Supplies	2,568	1.0%
Industrial Conglomerates	2,313	0.9%
Construction Materials	1,760	0.7%
Energy Equipment & Services	916	0.4%
Short-Term Investments and Other Assets—Net	6,903	2.8%
	$248,115	100.0%

See Notes to Financial Statements

Schedule of Investments International Select Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$3,534	$—	$3,534
Austria	2,614	2,718	—	5,332
Belgium	—	2,877	—	2,877
France	3,790	22,917	—	26,707
Germany	3,548	18,856	—	22,404
Hong Kong	4,006	3,133	—	7,139
Ireland	—	1,760	—	1,760
Italy	—	3,484	—	3,484
Japan	—	45,827	—	45,827
Netherlands	3,557	11,132	—	14,689
Singapore	—	2,078	—	2,078
Switzerland	—	31,971	—	31,971
United Kingdom	4,187	35,585	—	39,772
Other Common Stocks(a)	33,638	—	—	33,638
Total Common Stocks	55,340	185,872	—	241,212
Short-Term Investments	—	6,786	—	6,786
Total Investments	$55,340	$192,658	$—	$247,998

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $159,760,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.
See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 95.9%
Australia 2.0%
nib holdings Ltd.	14,580	$79
Steadfast Group Ltd.	29,560	58
		137
Austria 0.7%
Schoeller-Bleckmann Oilfield Equipment AG*	440	45
Belgium 0.9%
Ontex Group NV	2,240	65
Canada 3.7%
Advantage Oil & Gas Ltd.*	5,400	15
ATS Automation Tooling Systems, Inc.*	4,051	56
Colliers International Group, Inc.	1,460	92
Kinaxis, Inc.*	1,378	93
		256
China 0.7%
Noah Holdings Ltd. ADR*	1,020	47
Denmark 3.6%
Schouw & Co. A/S	907	95
SimCorp A/S	1,135	71
Sydbank A/S	2,180	85
		251
Finland 1.3%
Kemira OYJ	6,305	86
France 1.8%
Trigano SA	270	48
Virbac SA*	515	77
		125
Germany 7.0%
Dermapharm Holding SE*	1,570	50
Jenoptik AG	3,570	123
SAF-Holland SA	4,360	96
Stabilus SA	1,200	114
Washtec AG	1,195	99
		482
Ireland 1.8%
Applegreen PLC	10,195	70
Greencore Group PLC	21,749	53
		123
	Number of Shares	Value (000's)
Italy 1.0%
Azimut Holding SpA	3,275	$71
Japan 25.2%
Aeon Delight Co. Ltd.	2,100	73
Amano Corp.	4,300	120
Ariake Japan Co. Ltd.	1,400	110
ASKUL Corp.	1,600	58
Azbil Corp.	2,100	93
Chugoku Marine Paints Ltd.	10,300	106
CKD Corp.	2,250	56
Daikyonishikawa Corp.	4,300	73
Fukushima Industries Corp.	1,325	58
Ichigo, Inc.	20,600	85
Nihon Parkerizing Co. Ltd.	5,400	95
Nohmi Bosai Ltd.	4,300	93
Okamoto Industries, Inc.	5,000	52
Prestige International, Inc.	9,200	118
Relo Group, Inc.	5,100	143
Sato Holdings Corp.	3,800	127
SHO-BOND Holdings Co. Ltd.	1,600	115
Shoei Co. Ltd.	2,100	89
Sun Frontier Fudousan Co. Ltd.	6,000	68
		1,732
Luxembourg 0.9%
Befesa SA*(a)	1,273	64
Netherlands 3.9%
Corbion NV	2,595	80
Intertrust NV(a)	3,640	77
Refresco Group NV(a)	4,551	111
		268
Norway 3.0%
Borregaard ASA	7,650	72
Kongsberg Gruppen ASA	2,607	58
Sbanken ASA(a)	7,480	75
		205
Singapore 1.3%
Haw Par Corp. Ltd.	9,700	88
Spain 1.4%
Applus Services SA	6,895	96
	Number of Shares	Value (000's)
Sweden 5.1%
Cloetta AB, B Shares	21,450	$81
Coor Service Management Holding AB(a)	3,462	29
Indutrade AB	3,195	85
Sweco AB, B Shares	3,040	66
Thule Group AB(a)	4,110	89
		350
Switzerland 15.1%
Ascom Holding AG	4,250	107
Autoneum Holding AG	265	84
Belimo Holding AG	21	92
Bossard Holding AG Class A	485	118
Comet Holding AG*	540	80
Conzzeta AG	81	94
Interroll Holding AG	60	104
Kardex AG*	534	69
Komax Holding AG	270	86
Tecan Group AG	435	91
u-blox Holding AG*	310	68
VZ Holding AG	151	48
		1,041
United Kingdom 15.5%
Biffa PLC(a)	27,060	87
Big Yellow Group PLC	4,390	50
Clarkson PLC	2,040	96
Clinigen Group PLC	7,095	90
CVS Group PLC	5,795	85
Dechra Pharmaceuticals PLC	3,170	109
Diploma PLC	5,825	88
Essentra PLC	11,639	72
Johnson Service Group PLC	51,245	98
McBride PLC*	14,565	31
Restore PLC	15,667	109
RPS Group PLC	24,320	76
Volution Group PLC	25,650	74
		1,065
Total Common Stocks (Cost $6,278)		6,597

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 6.5%
Investment Companies 6.5%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(b) (Cost $447)	447,013	$447
Total Investments 102.4% (Cost $6,725)		7,044
Liabilities Less Other Assets (2.4)%		(166)
Net Assets 100.0%		$6,878

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2018 amounted to approximately $532,000, which represents 7.7% of net assets of the Fund.

(b)  Represents 7-day effective yield as of February 28, 2018.

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Commercial Services & Supplies	$781	11.4%
Machinery	736	10.7%
Chemicals	563	8.2%
Electronic Equipment, Instruments & Components	509	7.4%
Real Estate Management & Development	388	5.7%
Auto Components	342	5.0%
Food Products	339	4.9%
Pharmaceuticals	324	4.7%
Trading Companies & Distributors	291	4.2%
Life Sciences Tools & Services	181	2.6%
Construction & Engineering	181	2.6%
Professional Services	173	2.5%
Building Products	166	2.4%
Capital Markets	166	2.4%
Software	164	2.4%
Banks	160	2.3%
Insurance	137	2.0%
Leisure Products	137	2.0%
Beverages	111	1.6%
Communications Equipment	107	1.6%
Marine	96	1.4%
Health Care Providers & Services	85	1.2%
Specialty Retail	70	1.0%
Semiconductors & Semiconductor Equipment	68	1.0%
Personal Products	65	1.0%
Internet & Direct Marketing Retail	58	0.8%
Aerospace & Defense	58	0.8%
Equity Real Estate Investment Trusts	50	0.7%
Energy Equipment & Services	45	0.7%
Household Products	31	0.5%
Oil, Gas & Consumable Fuels	15	0.2%
Short-Term Investments and Other Liabilities—Net	281	4.1%
	$6,878	100.0%

See Notes to Financial Statements

Schedule of Investments International Small Cap Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$—	$137	$—	$137
Austria	—	45	—	45
Belgium	—	65	—	65
Denmark	—	251	—	251
Finland	—	86	—	86
France	—	125	—	125
Germany	50	432	—	482
Ireland	70	53	—	123
Italy	—	71	—	71
Japan	—	1,732	—	1,732
Luxembourg	—	64	—	64
Netherlands	111	157	—	268
Spain	—	96	—	96
Sweden	29	321	—	350
Switzerland	48	993	—	1,041
United Kingdom	884	181	—	1,065
Other Common Stocks(a)	596	—	—	596
Total Common Stocks	1,788	4,809	—	6,597
Short-Term Investments	—	447	—	447
Total Investments	$1,788	$5,256	$—	$7,044

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $998,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 96.7%
Aerospace & Defense 7.2%
Aerovironment, Inc.*	108,173	$5,378
KEYW Holding Corp.*	1,074,406	8,069
Mercury Systems, Inc.*	192,347	8,842
Spirit AeroSystems Holdings, Inc. Class A	160,890	14,688
Teledyne Technologies, Inc.*	43,152	8,024
Textron, Inc.	210,839	12,619
		57,620
Banks 6.3%
BankUnited, Inc.	209,904	8,442
Comerica, Inc.	117,774	11,450
Huntington Bancshares, Inc.	712,330	11,184
TCF Financial Corp.	483,300	10,778
Texas Capital Bancshares, Inc.*	96,900	8,740
		50,594
Capital Markets 0.0%(a)
Alimco Financial Corp.*	7,937	99
Commercial Services & Supplies 2.1%
Clean Harbors, Inc.*	190,714	9,522
Covanta Holding Corp.	508,700	7,605
		17,127
Communications Equipment 9.0%
ARRIS International PLC*	566,669	14,450
Ciena Corp.*	1,283,583	29,741
Infinera Corp.*	1,346,100	13,394
Mitel Networks Corp.*	424,800	3,475
Ribbon Communications, Inc.*	755,099	4,893
Viavi Solutions, Inc.*	683,200	6,572
		72,525
Construction & Engineering 1.9%
KBR, Inc.	643,100	9,737
Valmont Industries, Inc.	36,200	5,325
		15,062
	Number of Shares	Value (000's)
Containers & Packaging 4.4%
Avery Dennison Corp.	178,336	$21,071
Crown Holdings, Inc.*	293,326	14,619
		35,690
Electrical Equipment 0.5%
Babcock & Wilcox Enterprises, Inc.*	661,300	4,206
Electronic Equipment, Instruments & Components 3.9%
II-VI, Inc.*	112,530	4,332
Itron, Inc.*	127,831	8,948
Maxwell Technologies, Inc.*	624,800	3,555
OSI Systems, Inc.*	98,900	6,245
VeriFone Systems, Inc.*	509,290	8,454
		31,534
Energy Equipment & Services 0.8%
ION Geophysical Corp.*	44,031	1,237
McDermott International, Inc.*	345,700	2,524
TETRA Technologies, Inc.*	820,292	2,978
		6,739
Equity Real Estate Investment Trusts 1.3%
InfraREIT, Inc.	276,000	5,145
Uniti Group, Inc.	319,500	4,904
		10,049
Food Products 1.0%
Hain Celestial Group, Inc.*	54,800	1,906
TreeHouse Foods, Inc.*	163,600	6,220
		8,126
Health Care Equipment & Supplies 3.5%
Accuray, Inc.*	1,548,639	8,595
Analogic Corp.	106,735	8,912
AtriCure, Inc.*	265,600	4,693
Haemonetics Corp.*	86,500	6,133
		28,333
	Number of Shares	Value (000's)
Health Care Providers & Services 3.3%
Acadia Healthcare Co., Inc.*	242,000	$9,220
Envision Healthcare Corp.*	233,800	9,001
Molina Healthcare, Inc.*	110,761	8,008
		26,229
Health Care Technology 1.7%
Allscripts Healthcare Solutions, Inc.*	993,200	13,776
Hotels, Restaurants & Leisure 0.9%
SeaWorld Entertainment, Inc.*	474,600	6,943
Independent Power and Renewable Electricity Producers 4.2%
Atlantic Power Corp.*	2,428,135	5,099
Dynegy, Inc.*	645,800	7,898
NRG Energy, Inc.	425,000	10,991
Ormat Technologies, Inc.	157,741	9,871
		33,859
IT Services 5.6%
Acxiom Corp.*	496,000	13,575
Conduent, Inc.*	501,800	9,484
CoreLogic, Inc.*	375,625	17,091
Unisys Corp.*	440,600	4,935
		45,085
Life Sciences Tools & Services 5.2%
Charles River Laboratories International, Inc.*	199,571	21,276
Fluidigm Corp.*	1,548,659	10,485
Luminex Corp.	396,900	7,783
NanoString Technologies, Inc.*	349,000	2,237
		41,781
Machinery 4.0%
Actuant Corp. Class A	321,975	7,309
Harsco Corp.*	423,600	8,578
ITT, Inc.	162,600	8,159
Manitowoc Co., Inc.*	159,175	4,731
Twin Disc, Inc.*	156,574	3,745
		32,522

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Marine 0.1%
Danaos Corp.*	491,159	$638
Media 0.7%
MSG Networks, Inc. Class A*	227,253	5,545
Metals & Mining 1.0%
Cleveland-Cliffs, Inc.*	1,178,300	8,283
Pharmaceuticals 1.9%
Impax Laboratories, Inc.*	463,310	9,452
Intersect ENT, Inc.*	165,788	6,109
		15,561
Road & Rail 3.4%
Avis Budget Group, Inc.*	273,500	12,357
Hertz Global Holdings, Inc.*	311,600	5,668
Ryder System, Inc.	123,504	8,938
		26,963
Semiconductors & Semiconductor Equipment 9.3%
CEVA, Inc.*	142,800	5,248
Cypress Semiconductor Corp.	724,835	12,663
FormFactor, Inc.*	284,403	3,726
Impinj, Inc.*	161,500	2,057
MACOM Technology Solutions Holdings, Inc.*	438,293	9,353
Mellanox Technologies Ltd.*	279,550	19,233
Rambus, Inc.*	1,151,744	14,639
Veeco Instruments, Inc.*	428,100	7,770
		74,689
	Number of Shares	Value (000's)
Software 8.5%
FireEye, Inc.*	801,300	$13,294
Nuance Communications, Inc.*	990,600	15,909
Seachange International, Inc.*	706,667	2,176
TiVo Corp.	776,230	11,643
VASCO Data Security International, Inc.*	300,900	3,626
Verint Systems, Inc.*	560,761	21,814
		68,462
Specialty Retail 1.4%
Express, Inc.*	374,700	2,705
New York & Co., Inc.*	265,000	708
Office Depot, Inc.	1,251,567	3,292
Party City Holdco, Inc.*	287,090	4,148
		10,853
Technology Hardware, Storage & Peripherals 0.7%
Diebold Nixdorf, Inc.	308,900	4,850
Quantum Corp.*	202,875	742
		5,592
Textiles, Apparel & Luxury Goods 2.9%
Crocs, Inc.*	426,300	5,218
Deckers Outdoor Corp.*	161,000	15,228
Under Armour, Inc. Class C*	196,100	2,951
		23,397
Total Common Stocks (Cost $624,023)		777,882
	Number of Shares	Value (000's)
Convertible Preferred Stocks 0.6%
Independent Power and Renewable Electricity Producers 0.6%
Dynegy, Inc., 7.00%, due 7/1/19 (Cost $5,627)	57,900	$4,737
	Principal Amount
Convertible Bonds 0.6%
Electronic Equipment, Instruments & Components 0.6%
Maxwell Technologies, Inc., 5.50%, due 9/15/22(b) (Cost $4,500)	$4,500,000	5,035
	Number of Shares
Short-Term Investments 2.1%
Investment Companies 2.1%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(c) (Cost $16,750)	16,750,412	16,750
Total Investments 100.0% (Cost $650,900)		804,404
Other Assets Less Liabilities 0.0%(a)		294
Net Assets 100.0%		$804,698

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2018, these securities amounted to approximately $5,035,000, which represents 0.6% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Represents 7-day effective yield as of February 28, 2018.

See Notes to Financial Statements

Schedule of Investments Intrinsic Value Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$777,882	$—	$—	$777,882
Convertible Preferred Stocks(a)	4,737	—	—	4,737
Convertible Bonds(a)	—	5,035	—	5,035
Short-Term Investments	—	16,750	—	16,750
Total Investments	$782,619	$21,785	$—	$804,404

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 97.0%
Aerospace & Defense 0.9%
United Technologies Corp.(a)	90,876	$12,245
Airlines 1.8%
Delta Air Lines, Inc.	475,528	25,631
Banks 10.3%
Citigroup, Inc.	413,020	31,179
JPMorgan Chase & Co.(a)	626,868	72,403
M&T Bank Corp.	157,580	29,915
PNC Financial Services Group, Inc.	98,175	15,478
		148,975
Building Products 0.8%
Johnson Controls International PLC	304,907	11,242
Capital Markets 3.2%
CME Group, Inc.	149,292	24,807
Goldman Sachs Group, Inc.	80,433	21,148
		45,955
Chemicals 0.7%
Nutrien Ltd.*	67,116	3,305
Praxair, Inc.	42,548	6,372
		9,677
Communications Equipment 0.2%
F5 Networks, Inc.*	19,919	2,958
Diversified Telecommunication Services 1.9%
Verizon Communications, Inc.	558,019	26,640
Electric Utilities 7.8%
American Electric Power Co., Inc.	341,467	22,393
Duke Energy Corp.	194,896	14,684
Entergy Corp.	172,436	13,074
Exelon Corp.(a)	1,211,795	44,885
FirstEnergy Corp.	545,959	17,651
		112,687
	Number of Shares	Value (000's)
Food & Staples Retailing 4.2%
Walmart, Inc.	675,989	$60,846
Food Products 6.8%
Conagra Brands, Inc.	385,015	13,910
Kraft Heinz Co.(a)	432,955	29,030
Mondelez International, Inc. Class A	1,253,237	55,017
		97,957
Health Care Equipment & Supplies 1.3%
Abbott Laboratories(a)	315,374	19,027
Health Care Providers & Services 4.1%
Express Scripts Holding Co.*	314,944	23,762
HCA Healthcare, Inc.	172,142	17,085
McKesson Corp.	118,157	17,633
		58,480
Hotels, Restaurants & Leisure 4.5%
Carnival Corp.	967,993	64,768
Household Durables 1.4%
Whirlpool Corp.	119,560	19,420
Household Products 3.8%
Procter & Gamble Co.	705,517	55,397
Industrial Conglomerates 1.4%
3M Co.(a)	49,525	11,664
General Electric Co.(a)	589,759	8,321
		19,985
Insurance 3.8%
American International Group, Inc.	282,799	16,216
Athene Holding Ltd. Class A*	699,729	33,034
MetLife, Inc.	110,529	5,105
		54,355
Metals & Mining 6.0%
Newmont Mining Corp.	1,941,243	74,155
United States Steel Corp.	290,915	12,658
		86,813
	Number of Shares	Value (000's)
Multi-Utilities 2.4%
DTE Energy Co.	269,503	$27,160
Sempra Energy	67,743	7,383
		34,543
Multiline Retail 4.3%
Kohl's Corp.	182,718	12,076
Macy's, Inc.	499,245	14,683
Nordstrom, Inc.	690,354	35,422
		62,181
Oil, Gas & Consumable Fuels 7.8%
Cabot Oil & Gas Corp.	1,439,707	34,783
Exxon Mobil Corp.	827,077	62,643
Phillips 66	166,738	15,068
		112,494
Personal Products 0.8%
Estee Lauder Cos., Inc. Class A	82,514	11,423
Pharmaceuticals 9.2%
Eli Lilly & Co.	74,530	5,740
Johnson & Johnson	320,445	41,620
Mylan NV*	318,594	12,846
Pfizer, Inc.	1,990,444	72,273
		132,479
Semiconductors & Semiconductor Equipment 1.5%
NXP Semiconductors NV*	177,950	22,183
Software 1.0%
Microsoft Corp.	155,996	14,628
Specialty Retail 1.2%
Tiffany & Co.	169,028	17,079
Textiles, Apparel & Luxury Goods 3.9%
lululemon Athletica, Inc.*	269,011	21,817
Ralph Lauren Corp.	133,190	14,097
VF Corp.	272,316	20,306
		56,220
Total Common Stocks (Cost $1,263,842)		1,396,288

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Short-Term Investments 7.8%
Investment Companies 7.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.30%(b) (Cost $112,671)	112,670,665	$112,671
Total Investments 104.8% (Cost $1,376,513)		1,508,959
Liabilities Less Other Assets (4.8)%(c)		(68,697)
Net Assets 100.0%		$1,440,262

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of February 28, 2018.

(c)  Includes the impact of the Fund's open positions in derivatives at February 28, 2018.

Written option contracts ("options written")

At February 28, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Airlines
Delta Air Lines, Inc.	2,165	$(11,669,350)	$50	3/2/2018	$(849,763)
Household Products
Procter & Gamble Co.	830	(6,517,160)	77	3/2/2018	(136,535)
Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	2,850	(21,585,900)	75	3/2/2018	(310,650)
Total options written (premium received $1,602,708)					$(1,296,948)

For the six months ended February 28, 2018, the Fund had an average market value of $(5,106,227) in options written. At February 28, 2018, the Fund had securities pledged in the amount of $48,296,604 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Large Cap Value Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,396,288	$—	$—	$1,396,288
Short-Term Investments	—	112,671	—	112,671
Total Investments	$1,396,288	$112,671	$—	$1,508,959

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund's derivatives as of February 28, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(1,297)	$—	$—	$(1,297)
Total	$(1,297)	$—	$—	$(1,297)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2018
Investments in Securities: (000's omitted)
Options Written(b) Calls Technology Hardware, Storage & Peripherals	$(0)	$—	$217	$(217)	$0	$—	$—	$—	$—	$—
Total	$(0)	$—	$217	$(217)	$0	$—	$—	$—	$—	$—

(b)  At the beginning of the period, these investments were valued using methods the Fund's Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at February 28, 2018.

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 95.3%
Aerospace & Defense 1.7%
Harris Corp.	97,500	$15,225
KLX, Inc.*	100,000	6,768
		21,993
Auto Components 1.5%
Aptiv PLC	145,000	13,243
Delphi Technologies PLC	128,333	6,128
		19,371
Automobiles 1.0%
Thor Industries, Inc.	100,000	12,900
Banks 3.0%
Comerica, Inc.	100,000	9,722
East West Bancorp, Inc.	155,000	10,160
SVB Financial Group*	77,500	19,296
		39,178
Biotechnology 5.0%
Agios Pharmaceuticals, Inc.*	80,000	6,431
Array BioPharma, Inc.*	475,000	8,227
BioMarin Pharmaceutical, Inc.*	100,000	8,117
Bluebird Bio, Inc.*	32,500	6,533
Exelixis, Inc.*	300,000	7,740
Incyte Corp.*	75,000	6,387
Neurocrine Biosciences, Inc.*	210,000	17,730
TESARO, Inc.*	85,000	4,695
		65,860
Capital Markets 3.7%
Affiliated Managers Group, Inc.	62,500	11,835
Cboe Global Markets, Inc.	125,000	14,001
MarketAxess Holdings, Inc.	35,000	7,084
Raymond James Financial, Inc.	180,000	16,688
		49,608
	Number of Shares	Value (000's)
Chemicals 1.5%
Chemours Co.	240,000	$11,402
Scotts Miracle-Gro Co.	100,000	8,984
		20,386
Commercial Services & Supplies 3.5%
Brink's Co.	177,500	13,046
Cintas Corp.	100,000	17,066
Waste Connections, Inc.	225,000	15,926
		46,038
Communications Equipment 2.2%
Arista Networks, Inc.*	45,000	12,138
Motorola Solutions, Inc.	160,000	16,984
		29,122
Containers & Packaging 0.9%
Packaging Corp. of America	105,000	12,516
Distributors 1.1%
LKQ Corp.*	360,000	14,213
Diversified Consumer Services 2.2%
Bright Horizons Family Solutions, Inc.*	162,000	15,482
Service Corp. International	350,000	13,101
		28,583
Electrical Equipment 2.0%
AMETEK, Inc.	225,000	17,041
Rockwell Automation, Inc.	55,000	9,944
		26,985
Electronic Equipment, Instruments & Components 5.9%
Amphenol Corp. Class A	209,500	19,146
CDW Corp.	282,500	20,603
Cognex Corp.	215,000	11,548
Trimble, Inc.*	375,000	14,224
Universal Display Corp.	102,500	13,304
		78,825
	Number of Shares	Value (000's)
Equity Real Estate Investment Trust 0.6%
CyrusOne, Inc.	150,000	$7,485
Food Products 1.5%
Lamb Weston Holdings, Inc.	130,000	7,032
Pinnacle Foods, Inc.	235,000	12,680
		19,712
Health Care Equipment & Supplies 4.6%
ABIOMED, Inc.*	52,500	14,079
Align Technology, Inc.*	30,000	7,876
Edwards Lifesciences Corp.*	80,000	10,694
Hill-Rom Holdings, Inc.	135,000	11,294
Merit Medical Systems, Inc.*	203,000	9,236
Nevro Corp.*	100,000	8,112
		61,291
Health Care Providers & Services 1.8%
DaVita, Inc.*	100,000	7,202
Encompass Health Corp.	150,000	7,989
Tivity Health, Inc.*	215,000	8,288
		23,479
Health Care Technology 0.9%
Veeva Systems, Inc. Class A*	165,000	11,501
Hotels, Restaurants & Leisure 3.4%
Aramark	300,000	12,513
MGM Resorts International	375,000	12,836
Red Rock Resorts, Inc. Class A	225,000	7,538
Vail Resorts, Inc.	60,000	12,352
		45,239
Industrial Conglomerates 1.7%
Roper Technologies, Inc.	80,000	22,007
Insurance 0.6%
Assurant, Inc.	100,000	8,547

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Internet Software & Services 2.6%
LogMeIn, Inc.	110,000	$12,710
MercadoLibre, Inc.	45,000	17,459
Nutanix, Inc. Class A*	125,000	4,556
		34,725
IT Services 5.4%
DXC Technology Co.	140,000	14,356
Euronet Worldwide, Inc.*	150,000	12,730
Global Payments, Inc.	190,000	21,544
Square, Inc. Class A*	300,000	13,815
Total System Services, Inc.	100,000	8,795
		71,240
Life Sciences Tools & Services 2.5%
Bio-Rad Laboratories, Inc. Class A*	72,500	19,578
PRA Health Sciences, Inc.*	161,000	13,524
		33,102
Machinery 5.6%
Fortive Corp.	215,000	16,512
Gardner Denver Holdings, Inc.*	350,000	11,204
IDEX Corp.	130,000	17,784
John Bean Technologies Corp.	28,100	3,112
Milacron Holdings Corp.*	449,700	9,637
Stanley Black & Decker, Inc.	100,000	15,919
		74,168
Multiline Retail 0.9%
Dollar Tree, Inc.*	120,000	12,317
Oil, Gas & Consumable Fuels 2.9%
Concho Resources, Inc.*	100,000	15,080
Devon Energy Corp.	225,000	6,901
Diamondback Energy, Inc.*	127,500	15,891
		37,872
	Number of Shares	Value (000's)
Pharmaceuticals 4.0%
Aerie Pharmaceuticals, Inc.*	175,000	$8,951
Jazz Pharmaceuticals PLC*	67,500	9,774
Nektar Therapeutics*	110,000	9,522
Zoetis, Inc.	300,000	24,258
		52,505
Professional Services 2.5%
CoStar Group, Inc.*	82,500	28,226
WageWorks, Inc.*	86,600	4,542
		32,768
Road & Rail 1.9%
J.B. Hunt Transport Services, Inc.	100,000	11,857
Old Dominion Freight Line, Inc.	95,000	13,197
		25,054
Semiconductors & Semiconductor Equipment 4.2%
Lam Research Corp.	102,500	19,666
Microchip Technology, Inc.	190,000	16,897
Monolithic Power Systems, Inc.	162,500	19,022
		55,585
Software 7.5%
Autodesk, Inc.*	117,500	13,803
Electronic Arts, Inc.*	105,000	12,989
Proofpoint, Inc.*	177,500	19,023
ServiceNow, Inc.*	135,000	21,736
Take-Two Interactive Software, Inc.*	207,500	23,213
Tyler Technologies, Inc.*	40,000	8,124
		98,888
Specialty Retail 4.0%
Burlington Stores, Inc.*	140,000	17,169
	Number of Shares	Value (000's)
Five Below, Inc.*	200,000	$13,370
Hudson Ltd. Class A*	300,000	4,683
Ross Stores, Inc.	230,000	17,961
		53,183
Trading Companies & Distributors 1.0%
United Rentals, Inc.*	80,000	14,007
Total Common Stocks (Cost $893,082)		1,260,253
Exchange Traded Funds 1.0%
iShares Russell Mid-Cap Growth ETF (Cost $12,481)	110,000	13,572
Short-Term Investments 3.9%
Investment Companies 3.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.30%(a) (Cost $51,922)	51,921,734	51,922
Total Investments 100.2% (Cost $957,485)		1,325,747
Liabilities Less Other Assets (0.2)%		(2,779)
Net Assets 100.0%		$1,322,968

See Notes to Financial Statements

Schedule of Investments Mid Cap Growth Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,260,253	$—	$—	$1,260,253
Exchange Traded Funds	13,572	—	—	13,572
Short-Term Investments	—	51,922	—	51,922
Total Investments	$1,273,825	$51,922	$—	$1,325,747

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 96.2%
Aerospace & Defense 7.2%
General Dynamics Corp.	17,850	$3,971
Hexcel Corp.	19,000	1,278
Orbital ATK, Inc.	11,300	1,492
Spirit AeroSystems Holdings, Inc. Class A	15,700	1,433
		8,174
Airlines 2.4%
American Airlines Group, Inc.	50,200	2,723
Banks 7.9%
BankUnited, Inc.	92,300	3,712
BB&T Corp.	34,700	1,886
Comerica, Inc.	23,200	2,256
KeyCorp	54,200	1,145
		8,999
Beverages 1.0%
Molson Coors Brewing Co. Class B	14,900	1,136
Building Products 2.5%
Johnson Controls International PLC	78,308	2,887
Capital Markets 1.8%
State Street Corp.	19,700	2,091
Chemicals 3.3%
Ashland Global Holdings, Inc.	23,100	1,636
Valvoline, Inc.	90,804	2,080
		3,716
Commercial Services & Supplies 2.0%
Covanta Holding Corp.	154,600	2,311
Communications Equipment 1.6%
Ciena Corp.*	76,500	1,773
Construction & Engineering 1.8%
Valmont Industries, Inc.	13,500	1,986
Electric Utilities 1.5%
Edison International	28,000	1,697
Electrical Equipment 1.0%
Acuity Brands, Inc.	7,700	1,098
Electronic Equipment, Instruments & Components 2.7%
Flex Ltd.*	102,200	1,850
Itron, Inc.*	17,600	1,232
		3,082
	Number of Shares	Value (000's)
Equity Real Estate Investment Trusts 2.6%
CoreCivic, Inc.	74,300	$1,545
Invitation Homes, Inc.	66,100	1,438
		2,983
Food Products 3.2%
Hain Celestial Group, Inc.*	50,300	1,749
TreeHouse Foods, Inc.*	48,700	1,852
		3,601
Health Care Equipment & Supplies 3.1%
Zimmer Biomet Holdings, Inc.	30,100	3,499
Health Care Providers & Services 4.8%
Envision Healthcare Corp.*	88,200	3,396
Molina Healthcare, Inc.*	27,800	2,010
		5,406
Hotels, Restaurants & Leisure 1.8%
SeaWorld Entertainment, Inc.*	75,800	1,109
Wyndham Worldwide Corp.	8,100	938
		2,047
Household Durables 1.8%
Whirlpool Corp.	12,300	1,998
Independent Power and Renewable Electricity Producers 2.0%
AES Corp.	211,900	2,303
IT Services 4.0%
Amdocs Ltd.	16,400	1,079
Conduent, Inc.*	102,100	1,930
Teradata Corp.*	43,100	1,587
		4,596
Media 3.7%
CBS Corp. Class B	19,600	1,038
Lions Gate Entertainment Corp. Class A*	24,600	695
Lions Gate Entertainment Corp. Class B*	24,600	660
MSG Networks, Inc. Class A*	75,400	1,840
		4,233
Mortgage Real Estate Investment 2.3%
Starwood Property Trust, Inc.	128,800	2,608
	Number of Shares	Value (000's)
Multi-Utilities 1.9%
CenterPoint Energy, Inc.	78,800	$2,132
Multiline Retail 2.4%
Macy's, Inc.	94,400	2,776
Oil, Gas & Consumable Fuels 6.2%
Cabot Oil & Gas Corp.	90,900	2,196
Devon Energy Corp.	35,900	1,101
ONEOK, Inc.	40,400	2,276
Williams Cos., Inc.	54,800	1,521
		7,094
Pharmaceuticals 3.3%
Perrigo Co. PLC	30,100	2,452
Teva Pharmaceutical Industries Ltd. ADR	68,900	1,290
		3,742
Semiconductors & Semiconductor Equipment 3.4%
ON Semiconductor Corp.*	94,000	2,248
Skyworks Solutions, Inc.	14,700	1,606
		3,854
Software 4.5%
Check Point Software Technologies Ltd.*	26,100	2,712
Nuance Communications, Inc.*	147,400	2,367
		5,079
Specialty Retail 2.1%
Best Buy Co., Inc.	16,000	1,159
Party City Holdco, Inc.*	83,700	1,209
		2,368
Technology Hardware, Storage & Peripherals 3.3%
Western Digital Corp.	43,236	3,763
Trading Companies & Distributors 3.1%
AerCap Holdings NV*	71,900	3,567
Total Common Stocks (Cost $91,287)		109,322

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Rights 0.0%(a)
Food & Staples Retailing 0.0%(a)
Safeway, Inc. (Property Development Centers)*(b)(c)(d) (Cost $1)	21,100	$0
Short-Term Investments 2.7%
Investment Companies 2.7%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.30%(e) (Cost $3,046)	3,045,958	3,046
Total Investments 98.9% (Cost $94,334)		112,368
Other Assets Less Liabilities 1.1%		1,227
Net Assets 100.0%		$113,595

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Value determined using significant unobservable inputs.

(c)  Amount less than one thousand.

(d)  Illiquid security.

(e)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)		Total
Investments:
Common Stocks(a)	$109,322	$—	$—		$109,322
Rights(a)	—	—	0	(b)	0	(b)
Short-Term Investments	—	3,046	—		3,046
Total Investments	$109,322	$3,046	$0	(b)	$112,368

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one thousand.

See Notes to Financial Statements

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited) (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2018		Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2018
Investments in Securities: (000's omitted)
Rights(d)
Food & Staples Retailing	$11	$—	$(1)	$10	$—	$(20)	$—	$—	$0	(e)	$0	(e)
Total	$11	$—	$(1)	$10	$—	$(20)	$—	$—	$0	(e)	$0	(e)

(d)  As of the six months ended February 28, 2018, these securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(e)  Amount less than one thousand.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 99.6%
Aerospace & Defense 4.5%
Boeing Co.	134,000	$48,536
Raytheon Co.	175,000	38,064
		86,600
Banks 5.9%
FCB Financial Holdings, Inc. Class A*	235,000	12,608
JPMorgan Chase & Co.	880,000	101,640
		114,248
Building Products 1.1%
Masonite International Corp.*	360,000	21,978
Capital Markets 12.4%
Brookfield Asset Management, Inc. Class A	700,000	27,104
Charles Schwab Corp.	1,100,000	58,322
Goldman Sachs Group, Inc.	340,000	89,396
Intercontinental Exchange, Inc.	875,000	63,945
		238,767
Chemicals 3.1%
Methanex Corp.	560,000	30,772
Scotts Miracle-Gro Co.	315,000	28,300
		59,072
Communications Equipment 7.5%
Cisco Systems, Inc.	1,410,000	63,140
Motorola Solutions, Inc.	770,000	81,735
		144,875
Construction Materials 1.8%
Martin Marietta Materials, Inc.	172,000	35,076
Containers & Packaging 3.6%
Ball Corp.	910,000	36,355
Sealed Air Corp.	770,000	32,625
		68,980
	Number of Shares	Value (000's)
Diversified Financial Services 5.0%
Berkshire Hathaway, Inc. Class B*	465,000	$96,348
Electrical Equipment 1.5%
Rockwell Automation, Inc.	160,000	28,928
Energy Equipment & Services 0.6%
Schlumberger Ltd.	175,000	11,487
Food & Staples Retailing 4.4%
US Foods Holding Corp.*	2,510,000	83,809
Food Products 2.6%
Hain Celestial Group, Inc.*	450,000	15,651
Mondelez International, Inc. Class A	780,000	34,242
		49,893
Health Care Equipment & Supplies 1.6%
Hill-Rom Holdings, Inc.	365,000	30,536
Health Care Providers & Services 6.6%
Aetna, Inc.	255,000	45,150
HCA Healthcare, Inc.	835,000	82,874
		128,024
Industrial Conglomerates 2.3%
3M Co.	190,000	44,747
Insurance 3.3%
Chubb Ltd.	445,000	63,154
Internet Software & Services 4.2%
Alphabet, Inc. Class C*	74,000	81,750
IT Services 2.2%
PayPal Holdings, Inc.*	535,000	42,484
Machinery 3.8%
Stanley Black & Decker, Inc.	455,000	72,432
	Number of Shares	Value (000's)
Oil, Gas & Consumable Fuels 3.5%
Cabot Oil & Gas Corp.	1,145,000	$27,663
EOG Resources, Inc.	400,000	40,568
		68,231
Pharmaceuticals 2.2%
Pfizer, Inc.	1,180,000	42,846
Road & Rail 3.0%
CSX Corp.	1,060,000	56,943
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	535,000	48,230
Software 4.6%
Activision Blizzard, Inc.	420,000	30,715
Symantec Corp.	2,190,000	57,575
		88,290
Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	308,000	54,861
NCR Corp.*	740,000	24,420
		79,281
Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc. Class B	500,000	33,515
Total Common Stocks (Cost $1,190,225)		1,920,524
Short-Term Investments 0.3%
Investment Companies 0.3%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(a) (Cost $6,321)	6,320,943	6,321
Total Investments 99.9% (Cost $1,196,546)		1,926,845
Other Assets Less Liabilities 0.1%		2,437
Net Assets 100.0%		$1,929,282
See Notes to Financial Statements

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$1,920,524	$—	$—	$1,920,524
Short-Term Investments	—	6,321	—	6,321
Total Investments	$1,920,524	$6,321	$—	$1,926,845

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Real Estate Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 98.2%
Apartments 12.0%
Apartment Investment & Management Co. Class A	227,250	$8,785
Equity Residential	358,859	20,179
Essex Property Trust, Inc.	61,775	13,827
Mid-America Apartment Communities, Inc.	127,297	10,925
		53,716
Data Centers 6.3%
CoreSite Realty Corp.	61,155	5,739
Equinix, Inc.	57,299	22,467
		28,206
Free Standing 1.4%
National Retail Properties, Inc.	172,971	6,441
Health Care 6.9%
Healthcare Trust of America, Inc. Class A	311,325	7,736
Ventas, Inc.	234,780	11,345
Welltower, Inc.	229,615	12,055
		31,136
Hotels, Restaurants & Leisure 5.2%
Hyatt Hotels Corp. Class A*	75,659	5,846
Marriott International, Inc. Class A	124,540	17,586
		23,432
Industrial 8.3%
DCT Industrial Trust, Inc.	161,150	8,920
Prologis, Inc.	362,618	22,004
Rexford Industrial Realty, Inc.	226,749	6,122
		37,046
	Number of Shares	Value (000's)
Infrastructure 16.0%
American Tower Corp.	226,775	$31,597
Crown Castle International Corp.	236,546	26,034
SBA Communications Corp.*	90,322	14,205
		71,836
IT Services 1.6%
InterXion Holding NV*	125,783	7,082
Manufactured Homes 2.2%
Equity LifeStyle Properties, Inc.	118,235	10,004
Office 9.3%
Alexandria Real Estate Equities, Inc.	97,735	11,856
Boston Properties, Inc.	154,511	18,367
Douglas Emmett, Inc.	321,665	11,499
		41,722
Real Estate Management & Development 2.2%
Brookfield Asset Management, Inc. Class A	256,315	9,924
Regional Malls 12.0%
GGP, Inc.	734,483	15,549
Simon Property Group, Inc.	197,098	30,257
Taubman Centers, Inc.	134,400	7,857
		53,663
	Number of Shares	Value (000's)
Self Storage 3.7%
Extra Space Storage, Inc.	139,581	$11,872
Public Storage	23,325	4,535
		16,407
Shopping Centers 3.6%
Kimco Realty Corp.	418,820	6,266
Regency Centers Corp.	171,062	9,940
		16,206
Single Family Homes 3.6%
American Homes 4 Rent Class A	395,325	7,586
Invitation Homes, Inc.	398,881	8,676
		16,262
Timber 3.9%
Weyerhaeuser Co.	495,149	17,345
Total Common Stocks (Cost $437,876)		440,428
Short-Term Investments 1.2%
Investment Companies 1.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.30%(a) (Cost $5,524)	5,524,346	5,524
Total Investments 99.4% (Cost $443,400)		445,952
Other Assets Less Liabilities 0.6%		2,526
Net Assets 100.0%		$448,478

See Notes to Financial Statements

Schedule of Investments Real Estate Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$440,428	$—	$—	$440,428
Short-Term Investments	—	5,524	—	5,524
Total Investments	$440,428	$5,524	$—	$445,952

(a)  The Schedule of Investments provides information on the sector categorization for the portfolio.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 98.1%
Aerospace & Defense 4.4%
HEICO Corp. Class A	12,500	$906
KLX, Inc.*	13,000	880
Mercury Systems, Inc.*	11,000	506
Teledyne Technologies, Inc.*	7,000	1,301
		3,593
Banks 3.9%
Pinnacle Financial Partners, Inc.	15,181	980
Seacoast Banking Corp. of Florida*	48,500	1,272
TCF Financial Corp.	40,000	892
		3,144
Beverages 1.0%
MGP Ingredients, Inc.	9,700	814
Biotechnology 15.3%
Acceleron Pharma, Inc.*	10,000	419
Agios Pharmaceuticals, Inc.*	12,000	965
Albireo Pharma, Inc.*	16,500	558
Alder Biopharmaceuticals, Inc.*	28,000	389
Amicus Therapeutics, Inc.*	24,000	330
Arena Pharmaceuticals, Inc.*	27,500	1,066
Array BioPharma, Inc.*	75,700	1,311
Avexis, Inc.*	4,000	495
Blueprint Medicines Corp.*	10,000	866
Exact Sciences Corp.*	11,500	513
Fate Therapeutics, Inc.*	133,250	1,501
Global Blood Therapeutics, Inc.*	15,300	897
ImmunoGen, Inc.*	83,000	922
Loxo Oncology, Inc.*	8,500	946
Puma Biotechnology, Inc.*	6,000	392
	Number of Shares	Value (000's)
Sage Therapeutics, Inc.*	3,000	$484
Sangamo Therapeutics, Inc.*	13,000	311
		12,365
Chemicals 0.6%
Ferro Corp.*	24,000	513
Commercial Services & Supplies 2.7%
Brink's Co.	16,000	1,176
Healthcare Services Group, Inc.	22,000	999
		2,175
Communications Equipment 2.6%
Casa Systems, Inc.*	25,000	569
Lumentum Holdings, Inc.*	25,600	1,562
		2,131
Consumer Finance 1.0%
Green Dot Corp. Class A*	12,500	814
Containers & Packaging 0.8%
Greif, Inc. Class A	11,000	633
Diversified Consumer Services 3.3%
Bright Horizons Family Solutions, Inc.*	8,000	765
Chegg, Inc.*	46,000	916
Grand Canyon Education, Inc.*	10,000	981
		2,662
Electronic Equipment, Instruments & Components 3.5%
Orbotech Ltd.*	29,500	1,622
Universal Display Corp.	9,000	1,168
		2,790
Food & Staples Retailing 0.7%
Performance Food Group Co.*	19,000	582
Health Care Equipment & Supplies 6.0%
AxoGen, Inc.*	65,000	1,898
Insulet Corp.*	5,000	375
Invacare Corp.	65,000	1,118
iRhythm Technologies, Inc.*	13,500	839
Masimo Corp.*	7,500	657
		4,887
	Number of Shares	Value (000's)
Health Care Providers & Services 1.0%
Tivity Health, Inc.*	21,500	$829
Hotels, Restaurants & Leisure 5.7%
Eldorado Resorts, Inc.*	29,000	989
Hilton Grand Vacations, Inc.*	20,000	863
Marcus Corp.	25,000	675
Planet Fitness, Inc. Class A*	29,000	1,072
Texas Roadhouse, Inc.	19,000	1,050
		4,649
Household Durables 0.6%
Cavco Industries, Inc.*	3,000	477
Insurance 1.2%
Primerica, Inc.	10,000	975
Internet Software & Services 7.5%
Hortonworks, Inc.*	90,700	1,631
Nutanix, Inc. Class A*	48,800	1,779
Okta, Inc.*	30,500	1,177
Q2 Holdings, Inc.*	33,000	1,503
		6,090
IT Services 1.4%
Euronet Worldwide, Inc.*	13,000	1,103
Life Sciences Tools & Services 3.0%
Bio-Rad Laboratories, Inc. Class A*	5,500	1,485
Syneos Health, Inc.*	22,000	922
		2,407
Machinery 5.5%
Gardner Denver Holdings, Inc.*	25,000	800
Hyster-Yale Materials Handling, Inc.	6,000	427
John Bean Technologies Corp.	10,500	1,163
Meritor, Inc.*	26,000	637
Milacron Holdings Corp.*	35,500	761
Rexnord Corp.*	24,000	696
		4,484
Marine 0.7%
Kirby Corp.*	8,000	600
Media 0.5%
Cable One, Inc.	600	409

See Notes to Financial Statements

Schedule of Investments Small Cap Growth Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's)
Multiline Retail 1.0%
Ollie's Bargain Outlet Holdings, Inc.*	13,500	$801
Oil, Gas & Consumable Fuel 0.6%
Matador Resources Co.*	17,500	505
Pharmaceuticals 3.3%
Acer Therapeutics, Inc.*	20,000	358
Aclaris Therapeutics, Inc.*	25,000	499
Aerie Pharmaceuticals, Inc.*	23,000	1,176
Assembly Biosciences, Inc.*	7,000	397
Nektar Therapeutics*	3,000	260
		2,690
Professional Services 0.3%
WageWorks, Inc.*	5,200	273
Road & Rail 2.0%
Genesee & Wyoming, Inc. Class A*	11,000	765
Saia, Inc.*	12,000	872
		1,637
	Number of Shares	Value (000's)
Semiconductors & Semiconductor Equipment 4.6%
MKS Instruments, Inc.	14,800	$1,648
Monolithic Power Systems, Inc.	17,800	2,084
		3,732
Software 8.8%
Descartes Systems Group, Inc.*	43,500	1,151
ForeScout Technologies, Inc.*	34,400	1,024
HubSpot, Inc.*	13,500	1,499
Proofpoint, Inc.*	15,500	1,661
RingCentral, Inc. Class A*	28,000	1,754
		7,089
Specialty Retail 2.3%
Burlington Stores, Inc.*	5,000	613
Five Below, Inc.*	12,000	802
Hudson Ltd. Class A*	26,300	411
		1,826
Tobacco 0.9%
Turning Point Brands, Inc.	33,000	690
	Number of Shares	Value (000's)
Trading Companies & Distributors 1.4%
Air Lease Corp.	25,000	$1,092
Total Common Stocks (Cost $65,799)		79,461
Short-Term Investments 2.8%
Investment Companies 2.8%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.30%(a) (Cost $2,225)	2,225,384	2,225
Total Investments 100.9% (Cost $68,024)		81,686
Liabilities Less Other Assets (0.9)%		(726)
Net Assets 100.0%		$80,960

*  Non-income producing security.

(a)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$79,461	$—	$—	$79,461
Short-Term Investments	—	2,225	—	2,225
Total Investments	$79,461	$2,225	$—	$81,686

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Socially Responsive Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 98.6%
Airlines 2.4%
Ryanair Holdings PLC ADR*	459,279	$55,692
Auto Components 3.6%
Aptiv PLC	904,218	82,582
Banks 6.1%
JPMorgan Chase & Co.	664,751	76,779
U.S. Bancorp	1,206,871	65,605
		142,384
Capital Markets 3.7%
Intercontinental Exchange, Inc.	1,177,594	86,059
Consumer Finance 2.4%
American Express Co.	577,261	56,289
Energy Equipment & Services 2.5%
Schlumberger Ltd.	895,389	58,773
Equity Real Estate Investment Trust 2.7%
Weyerhaeuser Co.	1,763,613	61,779
Food & Staples Retailing 3.3%
Kroger Co.	2,789,303	75,646
Health Care Equipment & Supplies 9.2%
Becton, Dickinson & Co.	349,165	77,522
Danaher Corp.	861,857	84,272
Medtronic PLC	647,096	51,697
		213,491
Health Care Providers & Services 5.1%
AmerisourceBergen Corp.	883,116	84,038
Premier, Inc. Class A*	1,040,307	34,486
		118,524
Hotels, Restaurants & Leisure 2.1%
Compass Group PLC	2,340,874	49,732
Industrial Conglomerates 2.2%
3M Co.	211,319	49,768
Insurance 5.1%
Progressive Corp.	2,058,018	118,501
	Number of Shares	Value (000's)
Internet Software & Services 6.7%
Alphabet, Inc. Class A*	65,490	$72,296
eBay, Inc.*	1,957,178	83,884
		156,180
IT Services 6.3%
Cognizant Technology Solutions Corp. Class A	957,053	78,497
MasterCard, Inc. Class A	377,896	66,419
		144,916
Media 3.8%
Comcast Corp. Class A	2,401,287	86,951
Oil, Gas & Consumable Fuels 5.0%
Cimarex Energy Co.	175,310	16,845
EQT Corp.	949,588	47,774
Noble Energy, Inc.	1,751,594	52,250
		116,869
Personal Products 2.9%
Unilever NV	1,297,080	67,837
Pharmaceuticals 1.9%
Roche Holding AG	188,946	43,643
Road & Rail 2.1%
J.B. Hunt Transport Services, Inc.	409,760	48,585
Semiconductors & Semiconductor Equipment 5.3%
Texas Instruments, Inc.	1,131,742	122,624
Software 2.3%
Intuit, Inc.	323,424	53,967
Specialty Chemicals 2.0%
Novozymes A/S B Shares	878,435	45,146
Specialty Retail 3.2%
Advance Auto Parts, Inc.	641,661	73,310
	Number of Shares	Value (000's)
Textiles, Apparel & Luxury Goods 1.3%
Gildan Activewear, Inc.	1,071,116	$31,009
Trading Companies & Distributors 5.4%
Fastenal Co.	522,606	28,597
W.W. Grainger, Inc.	372,915	97,536
		126,133
Total Common Stocks (Cost $1,539,280)		2,286,390
	Principal Amount
Short-Term Investments 1.6%
Certificates of Deposit 0.0%(a)
Carver Federal Savings Bank Self Help Credit Union, 0.10%, due 3/23/18	$100,000	100
Self Help Credit Union, 0.25%, due 3/29/18	250,000	250
Self Help Credit Union, 0.25%, due 5/16/18	250,000	250
		600
	Number of Shares
Investment Companies 1.6%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(b)	36,618,329	36,618
Total Short-Term Investments (Cost $37,218)		37,218
Total Investments 100.2% (Cost $1,576,498)		2,323,608
Liabilities Less Other Assets (0.2)%		(4,593)
Net Assets 100.0%		$2,319,015

See Notes to Financial Statements

Schedule of Investments Socially Responsive Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Represents 7-day effective yield as of February 28, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Hotels, Restaurants & Leisure	$—	$49,732	$—	$49,732
Pharmaceuticals	—	43,643	—	43,643
Specialty Chemicals	—	45,146	—	45,146
Other Common Stocks(a)	2,147,869	—	—	2,147,869
Total Common Stocks	2,147,869	138,521	—	2,286,390
Short-Term Investments(a)	—	37,218	—	37,218
Total Investments	$2,147,869	$175,739	$—	$2,323,608

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, certain securities were transferred from one level (as of August 31, 2017) to another. Based on beginning of period market values as of September 1, 2017, approximately $109,875,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of February 28, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in Note A of the Notes to Financial Statements.

See Notes to Financial Statements

Schedule of Investments Value Fund (Unaudited) February 28, 2018

	Number of Shares	Value (000's)
Common Stocks 97.4%
Aerospace & Defense 0.9%
United Technologies Corp.(a)	976	$132
Airlines 1.8%
Delta Air Lines, Inc.	4,993	269
Banks 10.4%
Citigroup, Inc.	4,345	328
JPMorgan Chase & Co.(a)	6,583	760
M&T Bank Corp.	1,655	314
PNC Financial Services Group, Inc.	1,033	163
		1,565
Building Products 0.8%
Johnson Controls International PLC	3,207	118
Capital Markets 3.2%
CME Group, Inc.	1,570	261
Goldman Sachs Group, Inc.	845	222
		483
Chemicals 0.7%
Nutrien Ltd.*	787	39
Praxair, Inc.	447	67
		106
Communications Equipment 0.2%
F5 Networks, Inc.*	209	31
Diversified Telecommunication Services 1.9%
Verizon Communications, Inc.	5,867	280
Electric Utilities 7.9%
American Electric Power Co., Inc.	3,739	245
Duke Energy Corp.	2,098	158
Entergy Corp.	1,805	137
Exelon Corp.(a)	12,701	470
FirstEnergy Corp.	5,739	186
		1,196
Food & Staples Retailing 4.2%
Walmart, Inc.	7,102	639
Food Products 6.8%
Conagra Brands, Inc.	4,051	146
Kraft Heinz Co.(a)	4,556	306
	Number of Shares	Value (000's)
Mondelez International, Inc. Class A	13,183	$579
		1,031
Health Care Equipment & Supplies 1.3%
Abbott Laboratories(a)	3,290	198
Health Care Providers & Services 4.1%
Express Scripts Holding Co.*	3,297	249
HCA Healthcare, Inc.	1,802	179
McKesson Corp.	1,242	185
		613
Hotels, Restaurants & Leisure 4.5%
Carnival Corp.	10,183	681
Household Durables 1.4%
Whirlpool Corp.	1,258	204
Household Products 3.8%
Procter & Gamble Co.	7,344	577
Industrial Conglomerates 1.4%
3M Co.(a)	520	122
General Electric Co.(a)	5,919	84
		206
Insurance 3.8%
American International Group, Inc.	2,976	170
Athene Holding Ltd. Class A*	7,349	347
MetLife, Inc.	1,162	54
		571
Metals & Mining 6.1%
Newmont Mining Corp.	20,403	780
United States Steel Corp.	3,064	133
		913
Multi-Utilities 2.4%
DTE Energy Co.	2,830	285
Sempra Energy	711	78
		363
Multiline Retail 4.3%
Kohl's Corp.	1,919	127
Macy's, Inc.	5,252	154
Nordstrom, Inc.	7,262	373
		654
	Number of Shares	Value (000's)
Oil, Gas & Consumable Fuels 7.8%
Cabot Oil & Gas Corp.	15,121	$365
Exxon Mobil Corp.	8,696	659
Phillips 66	1,755	159
		1,183
Personal Products 0.9%
Estee Lauder Cos., Inc. Class A	927	128
Pharmaceuticals 9.2%
Eli Lilly & Co.	783	61
Johnson & Johnson	3,381	439
Mylan NV*	3,346	135
Pfizer, Inc.	20,938	760
		1,395
Semiconductors & Semiconductor Equipment 1.5%
NXP Semiconductors NV*	1,872	233
Software 1.0%
Microsoft Corp.	1,638	154
Specialty Retail 1.2%
Tiffany & Co.	1,775	179
Textiles, Apparel & Luxury Goods 3.9%
lululemon athletica, Inc.*	2,830	229
Ralph Lauren Corp.	1,434	152
VF Corp.	2,851	213
		594
Total Common Stocks (Cost $13,720)		14,696
Short-Term Investments 7.1%
Investment Companies 7.1%
State Street Institutional Treasury Money Market Fund Premier Class, 1.33%(b) (Cost $1,062)	1,061,991	1,062
Total Investments 104.5% (Cost $14,782)		15,758
Liabilities Less Other Assets (4.5)%(c)		(675)
Net Assets 100.0%		$15,083

See Notes to Financial Statements

Schedule of Investments Value Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of February 28, 2018.

(c)  Includes the impact of the Fund's open positions in derivatives at February 28, 2018.

Derivative Instruments

Written option contracts ("options written")

At February 28, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls Airlines
Delta Air Lines, Inc.	21	$(113,190)	$50	3/2/2018	$(8,243)
Household Products
Procter & Gamble Co.	8	(62,816)	77	3/2/2018	(1,316)
Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	30	(227,220)	75	3/2/2018	(3,270)
Total options written (premium received $16,064)					$(12,829)

For the six months ended February 28, 2018, the Fund had an average market value of $(56,292) in options written. At February 28, 2018, the Fund had securities pledged in the amount of $585,928 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of February 28, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$14,696	$—	$—	$14,696
Short-Term Investments	—	1,062	—	1,062
Total Investments	$14,696	$1,062	$—	$15,758

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended February 28, 2018, no securities were transferred from one level (as of August 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of February 28, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(a)	Total
Options Written
Liabilities	$(13)	$—	$—	$(13)
Total	$(13)	$—	$—	$(13)

See Notes to Financial Statements

Schedule of Investments Value Fund (Unaudited) (cont'd)

(a)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 9/1/2017	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 2/28/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/2018
Other Financial Instruments:
(000's omitted)
Options Written(b)
Technology Hardware, Storage & Peripherals	$(0)	$—	$3	$(3)	$0	$—	$—	$—	$—	$—
Total	$(0)	$—	$3	$(3)	$0	$—	$—	$—	$—	$—

(b)  At the beginning of the period, these investments were valued using methods the Fund's Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at February 28, 2018.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$52,581	$1,359,880	$1,624,327	$750,349	$9,409,008	$5,008	$2,653	$129,044	$1,257,164	$1,963,876
Affiliated issuers(b)	—	—	—	—	1,142,601	—	—	—	—	—
	52,581	1,359,880	1,624,327	750,349	10,551,609	5,008	2,653	129,044	1,257,164	1,963,876
Cash	—	—	—	—	148	—	—	—	—	—
Foreign currency(c)	—	2,898	—	—	—	—	3	901	—	—
Dividends and interest receivable	96	2,448	6,011	572	9,057	19	4	—	2,325	4,368
Receivable for securities sold	1,056	4,725	3,300	—	6,685	—	53	1,043	8,548	2,967
Receivable for Fund shares sold	20	9,167	1,129	29	3,294	—	—	—	175	1,916
Receivable from Management—net (Note B)	12	—	—	—	—	28	27	6	—	—
Prepaid expenses and other assets	34	90	51	61	286	15	24	21	115	151
Total Assets	53,799	1,379,208	1,634,818	751,011	10,571,079	5,070	2,764	131,015	1,268,327	1,973,278
Liabilities
Payable to investment manager—net (Note B)	20	921	613	306	5,422	2	2	114	485	1,120
Option contracts written, at value(d) (Note A)	—	—	2,605	381	—	—	—	—	2,502	—
Payable for securities purchased	926	30,762	33	—	12,077	—	53	233	—	—
Payable for Fund shares redeemed	24	330	2,046	123	10,734	—	—	50	840	2,017
Payable to administrator—net (Note B)	—	37	469	165	1,370	—	—	—	259	119
Payable to trustees	4	4	4	4	4	4	4	4	4	4
Accrued capital gains taxes (Note A)	—	58	—	—	—	—	—	—	—	—
Accrued expenses and other payables	57	310	170	134	666	61	66	81	195	161
Total Liabilities	1,031	32,422	5,940	1,113	30,273	67	125	482	4,285	3,421
Net Assets	$52,768	$1,346,786	$1,628,878	$749,898	$10,540,806	$5,003	$2,639	$130,533	$1,264,042	$1,969,857
Net Assets consist of:
Paid-in capital	$44,374	$1,117,665	$1,290,314	$591,976	$5,184,681	$3,723	$2,621	$96,048	$935,877	$1,664,390
Undistributed net investment income/(loss)	104	—	2,022	337	3,247	3	—	—	—	—
Distributions in excess of net investment income	—	(3,004)	—	—	—	—	(33)	(1,429)	(605)	(3,272)
Accumulated net realized gains/(losses) on investments	2,579	(36,580)	57,413	36,018	646,214	42	5	6,563	38,943	(59,869)
Net unrealized appreciation/(depreciation) in value of investments	5,711	268,705	279,129	121,567	4,706,664	1,235	46	29,351	289,827	368,608
Net Assets	$52,768	$1,346,786	$1,628,878	$749,898	$10,540,806	$5,003	$2,639	$130,533	$1,264,042	$1,969,857
Net Assets
Investor Class	$—	$—	$—	$673,554	$1,782,642	$—	$—	$—	$1,122,833	$114,301
Trust Class	—	—	—	59,800	1,464,681	—	—	—	56,844	46,958
Advisor Class	—	—	—	3,003	192,608	—	—	—	168	—
Institutional Class	47,577	1,080,038	1,181,969	8,657	3,404,576	4,538	2,098	110,480	76,734	1,502,415
Class A	1,885	64,140	181,292	3,110	—	359	274	19,744	5,262	79,684
Class C	3,278	11,305	264,125	1,774	—	106	267	309	1,752	15,267
Class R3	—	1,861	1,492	—	—	—	—	—	449	—
Class R6	28	189,442	—	—	3,696,299	—	—	—	—	211,232

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	25,013	31,176	—	—	—	63,064	8,544
Trust Class	—	—	—	2,221	25,594	—	—	—	3,193	3,510
Advisor Class	—	—	—	112	3,365	—	—	—	9	—
Institutional Class	3,499	49,214	90,653	321	59,626	553	207	6,500	4,307	112,282
Class A	138	2,940	13,957	116	—	44	27	1,162	296	5,957
Class C	241	540	20,485	66	—	14	26	19	99	1,143
Class R3	—	87	115	—	—	—	—	—	25	—
Class R6	2	8,625	—	—	64,770	—	—	—	—	15,778
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$26.93	$57.18	$—	$—	$—	$17.80	$13.38
Trust Class	—	—	—	26.92	57.23	—	—	—	17.80	13.38
Advisor Class	—	—	—	26.91	57.24	—	—	—	17.79	—
Institutional Class	13.60	21.95	13.04	26.94	57.10	8.21	10.16	17.00	17.81	13.38
Class R3	—	21.32	12.96	—	—	—	—	—	17.79	—
Class R6	13.60	21.96	—	—	57.07	—	—	—	—	13.39
Net Asset Value and redemption price per share
Class A	$13.63	$21.82	$12.99	$26.92	$—	$8.12	$10.15	$16.99	$17.80	$13.38
Offering Price per share
Class A‡	$14.46	$23.15	$13.78	$28.56	$—	$8.62	$10.77	$18.03	$18.89	$14.20
Net Asset Value and offering price per share
Class C^	$13.60	$20.94	$12.89	$26.88	$—	$7.72	$10.12	$16.53	$17.78	$13.36
*Cost of Investments:
(a) Unaffiliated issuers	$46,870	$1,091,142	$1,343,501	$628,589	$5,151,612	$3,772	$2,607	$99,693	$967,832	$1,595,403
(b) Affiliated issuers	—	—	—	—	693,333	—	—	—	—	—
Total cost of investments	$46,870	$1,091,142	$1,343,501	$628,589	$5,844,945	$3,772	$2,607	$99,693	$967,832	$1,595,403
(c) Total cost of foreign currency	$—	$2,898	$—	$—	$—	$—	$3	$901	$—	$—
(d) Premium received from option contracts written	$—	$—	$912	$188	$—	$—	$—	$—	$3,002	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$247,998	$7,044	$804,404	$1,508,959	$1,325,747	$112,368	$1,926,845	$445,952	$81,686	$2,323,608
Affiliated issuers(b)	—	—	—	—	—	—	—	—	—	—
	247,998	7,044	804,404	1,508,959	1,325,747	112,368	1,926,845	445,952	81,686	2,323,608
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency(c)	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	928	4	283	3,871	606	64	2,411	388	21	3,964
Receivable for securities sold	—	—	—	40,503	4,082	4,169	1,523	—	890	—
Receivable for Fund shares sold	54	25	1,274	138	1,988	145	1,650	3,261	3	3,308
Receivable from Management—net (Note B)	—	5	—	—	—	—	—	—	17	—
Prepaid expenses and other assets	54	36	54	102	85	44	67	55	43	108
Total Assets	249,034	7,114	806,015	1,553,573	1,332,508	116,790	1,932,496	449,656	82,660	2,330,988
Liabilities
Payable to investment manager—net (Note B)	106	4	492	552	502	48	778	279	52	850
Option contracts written, at value(d) (Note A)	—	—	—	1,297	—	—	—	—	—	—
Payable for securities purchased	—	143	—	108,738	7,798	2,910	826	—	1,534	6,001
Payable for Fund shares redeemed	731	13	649	2,172	882	170	1,188	763	65	4,405
Payable to administrator—net (Note B)	10	—	87	341	222	14	277	30	—	490
Payable to trustees	4	4	4	4	4	4	4	4	4	4
Accrued capital gains taxes (Note A)	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other payables	68	72	85	207	132	49	141	102	45	223
Total Liabilities	919	236	1,317	113,311	9,540	3,195	3,214	1,178	1,700	11,973
Net Assets	$248,115	$6,878	$804,698	$1,440,262	$1,322,968	$113,595	$1,929,282	$448,478	$80,960	$2,319,015
Net Assets consist of:
Paid-in capital	$208,073	$6,566	$631,542	$1,221,155	$907,471	$94,080	$1,126,834	$439,621	$62,392	$1,481,332
Undistributed net investment income/(loss)	—	—	(1,899)	6,051	(1,299)	—	1,701	—	(781)	2,604
Distributions in excess of net investment income	(1,004)	(11)	—	—	—	(7)	—	(1,284)	—	—
Accumulated net realized gains/(losses) on investments	(17,056)	4	21,551	80,304	48,534	1,488	70,448	7,589	5,687	87,926
Net unrealized appreciation/(depreciation) in value of investments	58,102	319	153,504	132,752	368,262	18,034	730,299	2,552	13,662	747,153
Net Assets	$248,115	$6,878	$804,698	$1,440,262	$1,322,968	$113,595	$1,929,282	$448,478	$80,960	$2,319,015
Net Assets
Investor Class	$—	$—	$—	$1,130,423	$489,403	$40,365	$—	$—	$54,419	$709,480
Trust Class	8,301	—	—	72,448	68,035	10,744	—	125,729	3,719	236,842
Advisor Class	—	—	—	135,680	15,189	—	—	—	1,868	—
Institutional Class	219,908	6,201	764,483	96,172	340,475	47,723	1,819,213	162,112	13,541	885,409
Class A	4,034	276	17,404	3,233	47,010	10,034	65,639	70,933	4,013	123,697
Class C	2,605	138	22,811	2,106	10,541	2,501	44,430	14,789	2,197	59,804
Class R3	3,705	—	—	200	13,897	2,228	—	15,947	1,203	36,958
Class R6	9,562	263	—	—	338,418	—	—	58,968	—	266,825

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	36,867	32,070	1,765	—	—	1,468	18,208
Trust Class	630	—	—	2,360	4,459	580	—	10,477	100	6,070
Advisor Class	—	—	—	4,417	996	—	—	—	50	—
Institutional Class	16,749	471	46,747	3,139	22,300	2,086	96,028	13,462	365	22,755
Class A	309	21	1,099	105	3,083	543	3,487	5,912	108	3,171
Class C	202	11	1,540	68	693	139	2,465	1,231	59	1,530
Class R3	286	—	—	7	912	121	—	1,332	32	946
Class R6	728	20	—	—	22,158	—	—	4,898	—	6,861
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$30.66	$15.26	$22.87	$—	$—	$37.08	$38.96
Trust Class	13.17	—	—	30.70	15.26	18.51	—	12.00	37.07	39.02
Advisor Class	—	—	—	30.72	15.24	—	—	—	37.06	—
Institutional Class	13.13	13.16	16.35	30.64	15.27	22.87	18.94	12.04	37.11	38.91
Class R3	12.96	—	—	30.75	15.24	18.44	—	11.98	37.06	39.09
Class R6	13.13	13.17	—	—	15.27	—	—	12.04	—	38.89
Net Asset Value and redemption price per share
Class A	$13.07	$13.15	$15.84	$30.70	$15.25	$18.49	$18.82	$12.00	$37.08	$39.01
Offering Price per share
Class A‡	$13.87	$13.95	$16.81	$32.57	$16.18	$19.62	$19.97	$12.73	$39.34	$41.39
Net Asset Value and offering price per share
Class C^	$12.92	$13.09	$14.81	$30.81	$15.21	$18.00	$18.02	$12.01	$37.03	$39.10
*Cost of Investments:
(a) Unaffiliated issuers	$189,905	$6,725	$650,900	$1,376,513	$957,485	$94,334	$1,196,546	$443,400	$68,024	$1,576,498
(b) Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$189,905	$6,725	$650,900	$1,376,513	$957,485	$94,334	$1,196,546	$443,400	$68,024	$1,576,498
(c) Total cost of foreign currency	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(d) Premium received from option contracts written	$—	$—	$—	$1,603	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUND
February 28, 2018
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$15,758
Affiliated issuers(b)	—
15,758
Cash	—
Foreign currency(c)	—
Dividends and interest receivable	41
Receivable for securities sold	436
Receivable for Fund shares sold	—
Receivable from Management—net (Note B)	19
Prepaid expenses and other assets	29
Total Assets	16,283
Liabilities
Payable to investment manager—net (Note B)	6
Option contracts written, at value(d) (Note A)	13
Payable for securities purchased	1,111
Payable for Fund shares redeemed	8
Payable to administrator—net (Note B)	—
Payable to trustees	4
Accrued capital gains taxes (Note A)	—
Accrued expenses and other payables	58
Total Liabilities	1,200
Net Assets	$15,083
Net Assets consist of:
Paid-in capital	$13,013
Undistributed net investment income/(loss)	25
Distributions in excess of net investment income	—
Accumulated net realized gains/(losses) on investments	1,066
Net unrealized appreciation/(depreciation) in value of investments	979
Net Assets	$15,083
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	9,318
Class A	2,448
Class C	3,317
Class R3	—
Class R6	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUND
February 28, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	535
Class A	141
Class C	196
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	17.41
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$17.39
Offering Price per share
Class A‡	$18.45
Net Asset Value and offering price per share
Class C^	$16.89
*Cost of Investments:
(a) Unaffiliated issuers	$14,782
(b) Affiliated issuers	—
Total cost of investments	$14,782
(c) Total cost of foreign currency	$—
(d) Premium received from option contracts written	$16

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$446	$6,417	$24,272	$4,414	$49,098	$24	$33	$251	$9,344	$9,496
Dividend income—affiliated issuers (Note F)	—	—	—	—	12,636	—	—	—	—	—
Interest income—unaffiliated issuers	21	341	1,503	128	603	1	—	8	111	300
Foreign taxes withheld (Note A)	(1)	(770)	(475)	—	(405)	(1)	(1)	(7)	(155)	(692)
Total income	$466	$5,988	$25,300	$4,542	$61,932	$24	$32	$252	$9,300	$9,104
Expenses:
Investment management fees (Note B)	116	5,042	4,080	1,969	35,752	13	11	750	3,081	7,457
Administration fees (Note B):
Investor Class	—	—	—	874	2,382	—	—	—	1,421	147
Trust Class	—	—	—	124	3,059	—	—	—	115	93
Advisor Class	—	—	—	6	415	—	—	—	—	—
Institutional Class	31	614	916	7	2,714	3	2	85	55	1,099
Class A	2	82	246	4	—	1	—	30	7	100
Class C	4	12	358	2	—	—	—	—	2	19
Class R3	—	2	2	—	—	—	—	—	1	—
Class R6	—	64	—	—	1,449	—	—	—	—	82
Distribution fees (Note B):
Trust Class	—	—	—	31	—	—	—	—	29	—
Advisor Class	—	—	—	4	259	—	—	—	—	—
Class A	2	79	236	4	—	—	—	29	7	96
Class C	16	46	1,378	9	—	1	1	2	8	72
Class R3	—	4	4	—	—	—	—	—	1	—
Shareholder servicing agent fees:
Investor Class	—	—	—	192	575	—	—	—	368	56
Trust Class	—	—	—	1	7	—	—	—	1	1
Advisor Class	—	—	—	—	10	—	—	—	—	—
Institutional Class	—	68	4	—	21	—	—	15	—	6
Class A	1	8	7	—	—	—	—	5	1	2
Class C	—	—	4	—	—	—	—	—	—	1
Class R3	—	—	—	—	—	—	—	—	—	—
Class R6	—	2	—	—	4	—	—	—	—	3
Audit fees	27	20	33	30	33	28	28	28	31	31
Custodian and accounting fees	36	565	130	62	802	40	39	81	91	226
Insurance expense	1	11	29	13	192	—	—	2	20	27
Legal fees	33	35	35	39	36	36	36	49	36	36
Registration and filing fees	25	67	43	49	126	24	24	29	58	110
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—	—	—	—	—	—
Shareholder reports	—	12	75	26	420	1	—	3	40	45
Trustees' fees and expenses	20	20	20	20	20	20	20	20	20	20
Interest expense	—	—	3	3	3	—	—	—	—	1
Miscellaneous	4	41	53	25	296	3	2	5	35	58
Total expenses	318	6,794	7,656	3,494	48,575	170	163	1,133	5,428	9,788

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND
	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018
Expenses reimbursed by Management (Note B)	(136)	(130)	—	—	(403)	(151)	(147)	(65)	—	(499)
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	(730)
Total net expenses	182	6,664	7,656	3,494	48,172	19	16	1,068	5,428	8,559
Net investment income/(loss)	$284	$(676)	$17,644	$1,048	$13,760	$5	$16	$(816)	$3,872	$545
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	2,828	17,455	63,913	43,053	600,740	131	37	20,090	46,097	15,505
Transactions in investment securities of affiliated issuers	—	—	—	—	77,804	—	—	—	—	—
Redemption in-kind	—	—	—	—	266,799	—	—	—	—	—
Settlement of foreign currency transactions	—	(438)	(148)	—	(11)	—	—	21	(11)	(182)
Expiration or closing of option contracts written	—	—	633	(1,124)	—	—	—	—	1,232	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	264	90,059 *	3,172	2,081	70,448	291	(135)	5,065	79,397	106,121
Investment securities of affiliated issuers	—	—	—	—	131,592	—	—	—	—	—
Foreign currency translations	—	22	(14)	—	(2)	—	—	(9)	7	93
Option contracts written	—	—	(921)	(255)	—	—	—	—	(7)	—
Net gain/(loss) on investments	3,092	107,098	66,635	43,755	1,147,370	422	(98)	25,167	126,715	121,537
Net increase/(decrease) in net assets resulting from operations	$3,376	$106,422	$84,279	$44,803	$1,161,130	$427	$(82)	$24,351	$130,587	$122,082

*  Change in accrued foreign capital gains tax amounted to $328,184.

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,094	$10	$2,534	$14,739	$3,518	$770	$12,580	$6,509	$77	$17,978
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest income—unaffiliated issuers	30	1	236	776	268	40	114	30	6	298
Foreign taxes withheld (Note A)	(86)	(1)	—	(5)	(14)	(1)	(80)	(11)	—	(191)
Total income	$1,038	$10	$2,770	$15,510	$3,772	$809	$12,614	$6,528	$83	$18,085
Expenses:
Investment management fees (Note B)	676	13	3,450	3,629	3,116	285	5,148	1,959	324	5,600
Administration fees (Note B):
Investor Class	—	—	—	1,509	612	53	—	—	67	971
Trust Class	17	—	—	150	124	22	—	293	7	475
Advisor Class	—	—	—	287	29	—	—	—	4	—
Institutional Class	161	2	629	68	249	29	1,392	134	9	655
Class A	7	—	24	4	63	12	78	103	5	158
Class C	3	—	29	3	13	3	55	23	3	77
Class R3	6	—	—	—	18	2	—	23	1	53
Class R6	4	—	—	—	118	—	—	20	—	129
Distribution fees (Note B):
Trust Class	4	—	—	38	—	5	—	73	2	119
Advisor Class	—	—	—	180	18	—	—	—	2	—
Class A	6	—	23	4	61	11	75	99	4	151
Class C	13	1	114	12	51	13	213	86	10	294
Class R3	12	—	—	1	34	4	—	45	3	103
Shareholder servicing agent fees:
Investor Class	—	—	—	344	204	16	—	—	39	294
Trust Class	3	—	—	1	1	1	—	14	—	4
Advisor Class	—	—	—	1	1	—	—	—	—	—
Institutional Class	1	—	4	—	5	1	161	3	—	7
Class A	—	—	4	—	3	1	6	3	1	7
Class C	1	—	1	—	1	—	1	1	—	2
Class R3	—	—	—	—	2	—	—	2	—	1
Class R6	—	—	—	—	2	—	—	1	—	4
Audit fees	31	19	14	30	14	14	14	30	14	14
Custodian and accounting fees	60	41	68	114	98	39	141	51	43	202
Insurance expense	4	—	12	25	19	2	31	9	1	39
Legal fees	35	21	36	42	34	34	34	34	35	35
Registration and filing fees	60	56	51	70	69	48	49	56	55	76
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	5	1	3	—	—	—	—	—
Shareholder reports	5	1	66	39	51	6	35	34	7	79
Trustees' fees and expenses	20	20	20	20	20	20	20	20	20	20
Interest expense	4	—	—	2	—	—	—	—	—	—
Miscellaneous	22	5	24	47	38	4	60	16	4	74
Total expenses	1,155	179	4,574	6,621	5,071	625	7,513	3,132	660	9,643

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL SELECT FUND	INTERNATIONAL SMALL CAP FUND	INTRINSIC VALUE FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018	For the Six Months Ended February 28, 2018
Expenses reimbursed by Management (Note B)	(115)	(162)	(5)	—	—	(35)	—	(628)	(201)	—
Investment management fees waived (Note B)	—	—	—	—	—	(31)	—	—	—	—
Total net expenses	1,040	17	4,569	6,621	5,071	559	7,513	2,504	459	9,643
Net investment income/(loss)	$(2)	$(7)	$(1,799)	$8,889	$(1,299)	$250	$5,101	$4,024	$(376)	$8,442
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	7,539	36	39,859	98,607	67,010	3,926	133,559	9,985	5,712	87,502
Transactions in investment securities of affiliated issuers	—	—	(861)	—	—	—	—	—	—	—
Redemption in-kind	—	—	—	—	—	—	—	—	—	39,512
Settlement of foreign currency transactions	(9)	(7)	—	—	1	—	—	—	—	(16)
Expiration or closing of option contracts written	—	—	—	1,613	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	8,924	78	20,480	(31,852)	95,458	1,954	90,374	(44,687)	5,042	100,739
Investment securities of affiliated issuers	—	—	4,628	—	—	—	—	—	—	—
Foreign currency translations	10	—	—	—	—	—	—	—	—	37
Option contracts written	—	—	—	255	—	—	—	—	—	—
Net gain/(loss) on investments	16,464	107	64,106	68,623	162,469	5,880	223,933	(34,702)	10,754	227,774
Net increase/(decrease) in net assets resulting from operations	$16,462	$100	$62,307	$77,512	$161,170	$6,130	$229,034	$(30,678)	$10,378	$236,216

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

VALUE FUND
For the Six Months Ended February 28, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$168
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	7
Foreign taxes withheld (Note A)	—
Total income	$175
Expenses:
Investment management fees (Note B)	45
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	8
Class A	3
Class C	5
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	3
Class C	17
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	—
Class A	1
Class C	—
Class R3	—
Class R6	—
Audit fees	29
Custodian and accounting fees	34
Insurance expense	—
Legal fees	39
Registration and filing fees	24
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	1
Trustees' fees and expenses	20
Interest expense	—
Miscellaneous	2
Total expenses	231

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUND
For the Six Months Ended February 28, 2018
Expenses reimbursed by Management (Note B)	(149)
Investment management fees waived (Note B)	—
Total net expenses	82
Net investment income/(loss)	$93
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,262
Transactions in investment securities of affiliated issuers	—
Settlement of foreign currency transactions	—
Expiration or closing of option contracts written	18
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(414)
Investment securities of affiliated issuers	—
Foreign currency translations	—
Option contracts written	2
Net gain/(loss) on investments	868
Net increase/(decrease) in net assets resulting from operations	$961

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$284	$487	$(676)	$5,440	$17,644	$45,803	$1,048	$1,864	$13,760	$35,868	$5	$25
Net realized gain/(loss) on investments (Note A)	2,828	491	17,017	16,413	64,398	66,004	41,929	68,542	945,332	1,485,004	131	(69)
Net increase from payments by affiliates (Note B)	—	—	—	—	—	1	—	1	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	264	3,658	90,081	128,717	2,237	67,898	1,826	41,930	202,038	(437,834)	291	667
Net increase/(decrease) in net assets resulting from operations	3,376	4,636	106,422	150,570	84,279	179,706	44,803	112,337	1,161,130	1,083,038	427	623
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(1,883)	(2,166)	(3,215)	(7,859)	—	—
Trust Class	—	—	—	—	—	—	(122)	(337)	(1,187)	(894)	—	—
Advisor Class	—	—	—	—	—	—	—	(53)	—	(765)	—	—
Institutional Class	(472)	(420)	(5,443)	(1,629)	(20,728)	(29,632)	(37)	(38)	(12,361)	(11,370)	(25)	(20)
Class A	(16)	(4)	(229)	(105)	(2,931)	(4,918)	(6)	(18)	—	—	(1)	(1)
Class C	(3)	(0)	(22)	—	(3,174)	(4,676)	—	(16)	—	—	—	—
Class R3	—	—	(5)	(1)	(23)	(40)	—	—	—	—	—	—
Class R6	—	(1)	(1,139)	(595)	—	—	—	—	(15,550)	(14,130)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(50,530)	(52,641)	(224,933)	(179,026)	—	—
Trust Class	—	—	—	—	—	—	(7,959)	(9,025)	(186,496)	(96,426)	—	—
Advisor Class	—	—	—	—	—	—	(1,095)	(1,043)	(25,755)	(36,943)	—	—
Institutional Class	(570)	—	—	—	(44,668)	(36,549)	(673)	(608)	(438,954)	(209,556)	—	(25)
Class A	(26)	—	—	—	(6,808)	(7,824)	(397)	(446)	—	—	—	(3)
Class C	(43)	—	—	—	(10,055)	(10,759)	(635)	(591)	—	—	—	(1)
Class R3	—	—	—	—	(56)	(78)	—	—	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	(447,379)	(214,988)	—	—
Total distributions to shareholders	(1,130)	(425)	(6,838)	(2,330)	(88,443)	(94,476)	(63,337)	(66,982)	(1,355,830)	(771,957)	(26)	(50)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	1,904	5,643	73,380	202,685	—	—
Trust Class	—	—	—	—	—	—	1,255	1,253	79,579	147,223	—	—
Advisor Class	—	—	—	—	—	—	196	415	18,575	48,532	—	—
Institutional Class	14,295	9,350	420,026	330,877	78,148	280,182	1,650	2,633	291,979	774,017	11	177
Class A	970	1,581	28,914	42,186	9,236	27,595	496	234	—	—	32	56
Class C	108	2,908	3,899	2,423	5,108	16,974	55	312	—	—	16	9
Class R3	—	—	368	657	161	300	—	—	—	—	—	—
Class R6	—	—	58,430	9,077	—	—	—	—	510,805	654,289	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	DIVIDEND GROWTH FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	47,309	49,229	220,105	180,857	—	—
Trust Class	—	—	—	—	—	—	8,037	9,313	186,190	96,408	—	—
Advisor Class	—	—	—	—	—	—	1,093	1,094	24,454	36,009	—	—
Institutional Class	1,042	419	2,159	845	55,542	55,466	586	510	413,091	202,793	25	45
Class A	41	4	162	87	8,597	11,330	342	451	—	—	1	3
Class C	46	—	9	—	10,041	10,921	609	542	—	—	—	1
Class R3	—	—	3	—	38	71	—	—	—	—	—	—
Class R6	—	—	1,139	595	—	—	—	—	462,309	229,031	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(31,082)	(58,894)	(263,079)	(340,454)	—	—
Trust Class	—	—	—	—	—	—	(8,076)	(18,668)	(355,052)	(494,926)	—	—
Advisor Class	—	—	—	—	—	—	(886)	(1,437)	(50,505)	(132,686)	—	—
Institutional Class	(2,264)	(1,414)	(90,611)	(90,148)	(157,224)	(262,887)	(1,225)	(2,687)	(896,861)	(944,849)	(87)	(153)
Class A	(868)	(263)	(35,868)	(11,389)	(36,447)	(92,482)	(629)	(792)	—	—	(14)	(286)
Class C	(153)	(70)	(868)	(1,437)	(32,710)	(94,582)	(272)	(813)	—	—	(26)	(71)
Class R3	—	—	(167)	(627)	(500)	(1,330)	—	—	—	—	—	—
Class R6	—	(38)	(17,842)	(10,117)	—	—	—	—	(799,309)	(794,413)	—	—
Net increase/(decrease) from Fund share transactions	13,217	12,477	369,753	273,029	(60,010)	(48,442)	21,362	(11,662)	(84,339)	(135,484)	(42)	(219)
Net Increase/(Decrease) in Net Assets	15,463	16,688	469,337	421,269	(64,174)	36,788	2,828	33,693	(279,039)	175,597	359	354
Net Assets:
Beginning of period	37,305	20,617	877,449	456,180	1,693,052	1,656,264	747,070	713,377	10,819,845	10,644,248	4,644	4,290
End of period	$52,768	$37,305	$1,346,786	$877,449	$1,628,878	$1,693,052	$749,898	$747,070	$10,540,806	$10,819,845	$5,003	$4,644
Undistributed net investment income/(loss) at end of period	$104	$311	$—	$4,510	$2,022	$11,234	$337	$1,337	$3,247	$21,800	$3	$24
Distributions in excess of net investment income at end of period	$—	$—	$(3,004)	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Period from December 8, 2016 (Commencement of Operations) to August 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$16	$41	$(816)	$708	$3,872	$8,775	$545	$18,387	$(2)	$2,901	$(7)	$9
Net realized gain/(loss) on investments (Note A)	37	23	20,111	13,360	47,318	86,107	15,323	47,042	7,530	6,765	29	72
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(135)	(4)	5,056	18,893	79,397	91,586	106,214	168,036	8,934	26,824	78	241
Net increase/(decrease) in net assets resulting from operations	(82)	60	24,351	32,961	130,587	186,468	122,082	233,465	16,462	36,490	100	322
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(6,476)	(6,263)	(286)	(449)	—	—	—	—
Trust Class	—	—	—	—	(394)	(588)	(74)	(155)	(65)	(84)	—	—
Advisor Class	—	—	—	—	(0)	(1)	—	—	—	—	—	—
Institutional Class	(12)	(66)	(1,238)	(359)	(554)	(523)	(14,148)	(16,444)	(2,374)	(3,092)	(13)	—
Class A	(1)	(11)	(224)	(1)	(36)	(49)	(69)	(159)	(41)	(48)	(2)	—
Class C	(1)	(5)	(1)	—	(1)	(6)	—	—	(2)	(11)	(1)	—
Class R3	—	—	—	—	(1)	(2)	—	—	(28)	(42)	—	—
Class R6	—	—	—	—	—	—	(2,084)	(776)	(116)	—	(3)	—
Net realized gain on investments:
Investor Class	—	—	—	—	(65,843)	(108,442)	—	—	—	—	—	—
Trust Class	—	—	—	—	(5,485)	(10,943)	—	—	—	—	—	—
Advisor Class	—	—	—	—	(12)	(29)	—	—	—	—	—	—
Institutional Class	(25)	(9)	(10,797)	—	(4,438)	(6,846)	—	—	—	—	(54)	—
Class A	(3)	(1)	(2,099)	—	(515)	(916)	—	—	—	—	(17)	—
Class C	(3)	(1)	(28)	—	(136)	(330)	—	—	—	—	(8)	—
Class R3	—	—	—	—	(32)	(72)	—	—	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	—	—	(14)	—
Total distributions to shareholders	(45)	(93)	(14,387)	(360)	(83,923)	(135,010)	(16,661)	(17,983)	(2,626)	(3,277)	(112)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	6,636	10,414	3,713	5,500	—	—	—	—
Trust Class	—	—	—	—	1,841	4,820	3,222	6,540	56	276	—	—
Advisor Class	—	—	—	—	10	22	—	—	—	—	—	—
Institutional Class	25	—	5,552	22,865	7,070	17,432	198,054	464,902	10,360	48,560	5,427	643
Class A	1	213	4,771	20,057	675	1,444	19,631	28,258	764	1,941	36	624
Class C	10	—	14	283	135	376	2,519	2,776	57	481	7	111
Class R3	—	—	—	—	24	209	—	—	492	2,170	—	—
Class R6	—	—	—	—	—	—	79,782	94,389	190	9,237	—	200

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL REAL ESTATE FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTERNATIONAL SMALL CAP FUND
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Period from December 8, 2016 (Commencement of Operations) to August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	68,235	108,145	273	432	—	—	—	—
Trust Class	—	—	—	—	5,813	11,422	70	150	62	81	—	—
Advisor Class	—	—	—	—	12	30	—	—	—	—	—	—
Institutional Class	37	75	11,338	106	4,838	7,112	11,700	14,597	2,312	3,030	67	—
Class A	3	4	2,261	—	523	906	30	92	36	43	9	—
Class C	3	1	25	—	127	220	—	—	1	3	—	—
Class R3	—	—	—	—	23	43	—	—	23	35	—	—
Class R6	—	—	—	—	—	—	2,084	775	115	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(47,969)	(108,871)	(7,027)	(14,532)	—	—	—	—
Trust Class	—	—	—	—	(8,857)	(27,795)	(4,885)	(15,813)	(490)	(1,042)	—	—
Advisor Class	—	—	—	—	(2)	(141)	—	—	—	—	—	—
Institutional Class	(13)	(67)	(23,969)	(37,308)	(8,201)	(16,746)	(235,547)	(390,004)	(19,156)	(78,386)	(71)	—
Class A	(203)	(387)	(10,773)	(2,503)	(1,584)	(3,205)	(16,559)	(70,145)	(1,988)	(2,306)	(87)	(387)
Class C	—	(15)	(59)	(181)	(172)	(1,281)	(1,309)	(6,033)	(59)	(1,670)	—	(11)
Class R3	—	—	—	—	(80)	(365)	—	—	(2,140)	(1,666)	—	—
Class R6	—	—	—	—	—	—	(16,136)	(15,680)	(930)	(628)	—	—
Net increase/(decrease) from Fund share transactions	(137)	(176)	(10,840)	3,319	29,097	4,191	39,615	106,204	(10,295)	(19,841)	5,388	1,180
Net Increase/(Decrease) in Net Assets	(264)	(209)	(876)	35,920	75,761	55,649	145,036	321,686	3,541	13,372	5,376	1,502
Net Assets:
Beginning of period	2,903	3,112	131,409	95,489	1,188,281	1,132,632	1,824,821	1,503,135	244,574	231,202	1,502	—
End of period	$2,639	$2,903	$130,533	$131,409	$1,264,042	$1,188,281	$1,969,857	$1,824,821	$248,115	$244,574	$6,878	$1,502
Undistributed net investment income/(loss) at end of period	$—	$—	$—	$850	$—	$2,985	$—	$12,844	$—	$1,624	$—	$15
Distributions in excess of net investment income at end of period	$(33)	$(35)	$(1,429)	$—	$(605)	$—	$(3,272)	$—	$(1,004)	$—	$(11)	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$(1,799)	$(2,945)	$8,889	$18,367	$(1,299)	$(2,312)	$250	$931	$5,101	$12,016	$4,024	$8,324
Net realized gain/(loss) on investments (Note A)	38,998	39,725	100,220	143,330	67,011	110,017	3,926	4,958	133,559	137,938	9,985	40,372
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	25,108	72,572	(31,597)	47,490	95,458	57,664	1,954	8,449	90,374	187,940	(44,687)	(41,934)
Net increase/(decrease) in net assets resulting from operations	62,307	109,352	77,512	209,187	161,170	165,369	6,130	14,338	229,034	337,894	(30,678)	6,762
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(13,975)	(7,325)	—	—	(190)	(201)	—	—	—	—
Trust Class	—	—	(801)	(794)	—	—	(48)	(67)	—	—	(1,590)	(2,367)
Advisor Class	—	—	(1,341)	(1,953)	—	—	—	—	—	—	—	—
Institutional Class	—	—	(1,235)	(560)	—	—	(270)	(194)	(10,422)	(14,963)	(2,135)	(3,355)
Class A	—	—	(30)	(35)	—	—	(39)	(78)	(134)	(286)	(781)	(1,130)
Class C	—	—	(12)	(21)	—	—	(0)	(11)	—	(1)	(102)	(89)
Class R3	—	—	(2)	(1)	—	—	(4)	(7)	—	—	(155)	(199)
Class R6	—	—	—	—	—	—	—	—	—	—	(545)	(676)
Net realized gain on investments:
Investor Class	—	—	(79,556)	(32,301)	(39,598)	(19,685)	(2,455)	—	—	—	—	—
Trust Class	—	—	(5,204)	(3,644)	(5,336)	(1,759)	(811)	—	—	—	(6,213)	(21,699)
Advisor Class	—	—	(9,870)	(8,877)	(1,205)	(310)	—	—	—	—	—	—
Institutional Class	(43,660)	(8,811)	(6,298)	(1,923)	(28,019)	(13,469)	(2,339)	—	(177,856)	(45,915)	(7,651)	(26,621)
Class A	(908)	(609)	(200)	(158)	(3,926)	(2,041)	(681)	—	(5,678)	(1,735)	(3,311)	(12,376)
Class C	(1,255)	(365)	(168)	(141)	(859)	(276)	(188)	—	(4,128)	(1,065)	(724)	(2,889)
Class R3	—	—	(15)	(4)	(1,127)	(370)	(111)	—	—	—	(766)	(2,659)
Class R6	—	—	—	—	(24,371)	(9,481)	—	—	—	—	(1,987)	(4,843)
Total distributions to shareholders	(45,823)	(9,785)	(118,707)	(57,737)	(104,441)	(47,391)	(7,136)	(558)	(198,218)	(63,965)	(25,960)	(78,903)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	5,036	17,941	5,617	9,599	748	1,561	—	—	—	—
Trust Class	—	—	2,777	6,699	14,722	9,850	199	546	—	—	10,455	12,240
Advisor Class	—	—	3,092	13,478	3,618	3,126	—	—	—	—	—	—
Institutional Class	108,555	293,161	29,398	41,776	35,903	68,136	20,535	8,815	88,204	171,779	29,421	51,910
Class A	5,798	15,111	871	2,779	7,047	10,173	3,200	2,066	13,967	25,355	10,201	21,145
Class C	1,468	3,229	351	1,131	794	1,070	179	507	3,707	6,279	192	954
Class R3	—	—	6	196	1,962	3,705	999	434	—	—	2,165	5,625
Class R6	—	—	—	—	62,737	66,750	—	—	—	—	22,652	10,995

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	90,111	38,220	37,431	18,588	2,513	191	—	—	—	—
Trust Class	—	—	5,920	4,359	5,323	1,758	847	67	—	—	7,759	23,899
Advisor Class	—	—	11,200	10,811	787	249	—	—	—	—	—	—
Institutional Class	39,433	7,762	6,871	2,396	27,748	13,315	2,588	190	178,195	11,082	8,854	25,843
Class A	876	589	200	190	3,767	1,933	587	68	5,235	1,939	3,923	12,849
Class C	1,115	298	127	132	831	264	164	8	3,762	955	728	2,569
Class R3	—	—	12	—	1,015	323	92	6	—	—	860	2,647
Class R6	—	—	—	—	24,101	9,371	—	—	—	—	2,532	5,519
Payments for shares redeemed:
Investor Class	—	—	(81,147)	(102,947)	(20,873)	(40,667)	(3,093)	(5,318)	—	—	—	—
Trust Class	—	—	(9,184)	(20,992)	(6,465)	(33,896)	(1,056)	(1,582)	—	—	(32,613)	(69,683)
Advisor Class	—	—	(19,013)	(36,688)	(2,226)	(3,916)	—	—	—	—	—	—
Institutional Class	(241,606)	(162,730)	(17,457)	(27,421)	(60,567)	(98,781)	(4,020)	(6,333)	(304,699)	(370,505)	(47,315)	(118,324)
Class A	(7,566)	(46,279)	(1,547)	(2,708)	(20,655)	(41,744)	(2,210)	(8,521)	(7,973)	(56,386)	(17,575)	(56,424)
Class C	(2,312)	(9,286)	(573)	(1,276)	(1,152)	(3,623)	(349)	(2,112)	(4,249)	(11,958)	(3,080)	(10,807)
Class R3	—	—	(17)	(66)	(2,932)	(6,143)	(307)	(579)	—	—	(4,029)	(11,595)
Class R6	—	—	—	—	(23,787)	(32,175)	—	—	—	—	(4,536)	(12,130)
Net increase/(decrease) from Fund share transactions	(94,239)	101,855	27,034	(51,990)	94,746	(42,735)	21,616	(9,986)	(23,851)	(221,460)	(9,406)	(102,768)
Net Increase/(Decrease) in Net Assets	(77,755)	201,422	(14,161)	99,460	151,475	75,243	20,610	3,794	6,965	52,469	(66,044)	(174,909)
Net Assets:
Beginning of period	882,453	681,031	1,454,423	1,354,963	1,171,493	1,096,250	92,985	89,191	1,922,317	1,869,848	514,522	689,431
End of period	$804,698	$882,453	$1,440,262	$1,454,423	$1,322,968	$1,171,493	$113,595	$92,985	$1,929,282	$1,922,317	$448,478	$514,522
Undistributed net investment income/(loss) at end of period	$(1,899)	$(100)	$6,051	$14,558	$(1,299)	$—	$—	$294	$1,701	$7,156	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—	$(7)	$—	$—	$—	$(1,284)	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND		VALUE FUND
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$(376)	$(597)	$8,442	$16,348	$93	$226
Net realized gain/(loss) on investments (Note A)	5,712	14,135	126,998	145,869	1,280	2,275
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	5,042	104	100,776	129,440	(412)	241
Net increase/(decrease) in net assets resulting from operations	10,378	13,642	236,216	291,657	961	2,742
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(4,508)	(4,454)	—	—
Trust Class	—	—	(1,023)	(2,808)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(6,831)	(6,309)	(212)	(84)
Class A	—	—	(523)	(1,404)	(36)	(25)
Class C	—	—	—	(226)	(30)	(19)
Class R3	—	—	(69)	(316)	—	—
Class R6	—	—	(3,190)	(2,872)	—	—
Net realized gain on investments:
Investor Class	(749)	—	(39,577)	(26,356)	—	—
Trust Class	(49)	—	(12,621)	(16,367)	—	—
Advisor Class	(37)	—	—	—	—	—
Institutional Class	(180)	—	(45,749)	(28,362)	(753)	—
Class A	(48)	—	(6,427)	(8,167)	(195)	—
Class C	(42)	—	(3,146)	(3,469)	(264)	—
Class R3	(24)	—	(2,134)	(2,219)	—	—
Class R6	—	—	(19,628)	(11,964)	—	—
Total distributions to shareholders	(1,129)	—	(145,426)	(115,293)	(1,490)	(128)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,162	2,555	24,514	62,120	—	—
Trust Class	45	142	14,176	34,508	—	—
Advisor Class	128	187	—	—	—	—
Institutional Class	1,087	3,103	112,870	212,400	639	7,485
Class A	936	1,104	13,696	30,087	109	5,668
Class C	244	551	3,688	10,542	26	2,937
Class R3	270	444	10,609	14,587	—	—
Class R6	—	—	43,514	91,598	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND		VALUE FUND
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Proceeds from reinvestment of dividends and distributions:
Investor Class	736	—	43,405	29,967	—	—
Trust Class	47	—	13,567	19,071	—	—
Advisor Class	37	—	—	—	—	—
Institutional Class	177	—	48,046	31,378	965	84
Class A	47	—	6,304	8,921	231	25
Class C	41	—	2,762	3,144	294	19
Class R3	17	—	2,076	2,408	—	—
Class R6	—	—	22,818	14,836	—	—
Payments for shares redeemed:
Investor Class	(3,569)	(5,968)	(121,015)	(159,318)	—	—
Trust Class	(678)	(1,503)	(34,919)	(101,908)	—	—
Advisor Class	(210)	(937)	—	—	—	—
Institutional Class	(1,107)	(2,725)	(157,266)	(207,457)	(2,772)	(7,469)
Class A	(693)	(1,946)	(18,950)	(58,324)	(506)	(7,567)
Class C	(307)	(684)	(5,571)	(13,306)	(373)	(274)
Class R3	(249)	(671)	(18,820)	(10,924)	—	—
Class R6	—	—	(170,303)	(144,516)	—	—
Net increase/(decrease) from Fund share transactions	(1,839)	(6,348)	(164,799)	(130,186)	(1,387)	908
Net Increase/(Decrease) in Net Assets	7,410	7,294	(74,009)	46,178	(1,916)	3,522
Net Assets:
Beginning of period	73,550	66,256	2,393,024	2,346,846	16,999	13,477
End of period	$80,960	$73,550	$2,319,015	$2,393,024	$15,083	$16,999
Undistributed net investment income/(loss) at end of period	$(781)	$(405)	$2,604	$10,306	$25	$210
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Dividend Growth Fund ("Dividend Growth"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman International Small Cap Fund ("International Small Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Global Real Estate and Multi-Cap Opportunities became diversified in December 2017 and December 2012, respectively). Nine Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, ten offer Class R3 shares and nine offer Class R6 shares. International Small Cap had no operations until December 8, 2016, other than matters relating to its organization and registration of shares under the 1933 Act. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, preferred stocks, exchange traded funds, exchange-traded options purchased and options written, convertible preferred stocks and rights, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information that may include trade execution data and sensitivity analysis and adjustments (generally Level 2 inputs), when available.

The value of participatory notes is determined by Management by obtaining valuations from independent pricing services based on the underlying equity security and applicable exchange rate (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2018 were $1,725, $4,535, $1,057, $1,890, $48,995, $182,039, $129,779, $20,421, $6,449, $996, $6,208, and $88, for Equity Income, Focus, Genesis, Guardian, International Equity, Intrinsic Value, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Small Cap Growth and Value, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 28, 2018, the Funds did not have any unrecognized tax positions.

At February 28, 2018, selected Fund information for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth	$46,860	$6,626	$905	$5,721
Emerging Markets Equity	1,095,910	279,989	16,019	263,970
Equity Income	1,344,093	297,751	19,210	278,541
Focus	629,428	139,360	18,632	120,728
Genesis	5,860,458	4,815,757	124,606	4,691,151
Global Equity	3,780	1,291	63	1,228
Global Real Estate	2,645	160	152	8
Greater China Equity	101,158	27,978	92	27,886
Guardian	967,985	317,015	27,335	289,680
International Equity	1,596,236	397,805	30,165	367,640
International Select	190,159	60,999	3,160	57,839
International Small Cap	6,729	415	100	315
Intrinsic Value	652,756	192,199	40,551	151,648
Large Cap Value	1,376,630	164,896	32,261	132,635
Mid Cap Growth	957,527	385,116	16,896	368,220
Mid Cap Intrinsic Value	94,190	22,051	3,873	18,178
Multi-Cap Opportunities	1,196,476	737,350	6,981	730,369
Real Estate	443,740	36,216	34,004	2,212
Small Cap Growth	68,134	14,707	1,155	13,552
Socially Responsive	1,576,817	798,452	51,661	746,791
Value	14,788	1,345	372	973

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains, distributions re-designated, partnership adjustments, net operating losses, prior year real estate investment trusts ("REITs")/non REIT adjustments, non-taxable distributions from underlying investments, foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), non-deductible stock issuance fees, deemed distributions on shareholder redemptions, amortization of bond premium, prior period adjustments, prior year partnership basis adjustments, expiration of capital loss carryforwards, return of capital distributions, tax adjustments related to REITs, redemptions in kind reversal, non-deductible foreign capital gain taxes, non-deductible excise tax and bond basis adjustments. For the year ended August 31, 2017, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/ (Losses) on Investments
Dividend Growth	$16,049	$(35,205)	$19,156
Emerging Markets Equity	—	(400,296)	400,296
Equity Income	10,609,392	(436,468)	(10,172,924)
Focus	5,585,927	(275,980)	(5,309,947)
Genesis	296,894,581	(1,923,545)	(294,971,036)
Global Equity	—	(776)	776
Global Real Estate	(1,153)	4,605	(3,452)
Greater China Equity	25,003	165,641	(190,644)
Guardian	8,211,607	(1,045,113)	(7,166,494)
International Equity	(96,509,888)	(603,796)	97,113,684
International Select	—	(73,771)	73,771
International Small Cap	(2,160)	5,805	(3,645)
Intrinsic Value	5,734,744	2,958,481	(8,693,225)
Large Cap Value	7,139,811	(3,505,987)	(3,633,824)
Mid Cap Growth	4,591,046	3,966,131	(8,557,177)
Mid Cap Intrinsic Value	258,355	(78,653)	(179,702)
Multi-Cap Opportunities	12,483,520	(425,300)	(12,058,220)
Real Estate	11,637,178	(508,092)	(11,129,086)
Small Cap Growth	(548,416)	539,486	8,930
Socially Responsive	17,805,126	(124,462)	(17,680,664)
Value	357,551	(38,772)	(318,779)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2017	2016		2017	2016		2017	2016		2017	2016
Dividend Growth	$424,723	$—	(a)	$—	$—	(a)	$—	$—	(a)	$424,723	$—	(a)
Emerging Markets Equity	2,329,876	2,725,387		—	—		—	—		2,329,876	2,725,387
Equity Income	39,266,540	45,301,642		55,209,628	66,678,398		—	—		94,476,168	111,980,040
Focus	4,063,802	5,504,703		62,918,885	35,550,318		—	—		66,982,687	41,055,021
Genesis	43,971,041	35,557,259		727,986,249	1,125,571,976		—	—		771,957,290	1,161,129,235
Global Equity	20,547	6,357		29,438	—		—	—		49,985	6,357
Global Real Estate	93,198	58,229		—	341		—	—		93,198	58,570
Greater China Equity	359,921	12,868,372		—	—		—	—		359,921	12,868,372
Guardian	9,321,117	8,572,126		125,688,817	134,218,623		—	—		135,009,934	142,790,749
International Equity	17,982,686	13,604,543		—	—		—	—		17,982,686	13,604,543
International Select	3,276,565	2,878,253		—	—		—	—		3,276,565	2,878,253

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2017		2016	2017		2016	2017		2016	2017		2016
International Small Cap	$—	(b)	$—	$—	(b)	$—	$—	(b)	$—	$—	(b)	$—
Intrinsic Value	2,063,474		733,120	7,721,689		22,985,868	—		—	9,785,163		23,718,988
Large Cap Value	35,514,012		16,816,512	22,223,369		113,694,976	—		—	57,737,381		130,511,488
Mid Cap Growth	2,131,672		—	45,259,954		90,521,333	—		—	47,391,626		90,521,333
Mid Cap Intrinsic Value	558,393		1,384,820	—		10,316,948	—		—	558,393		11,701,768
Multi-Cap Opportunities	15,250,634		20,337,175	48,714,824		60,531,847	—		—	63,965,458		80,869,022
Real Estate	17,350,353		15,994,363	61,552,296		52,479,919	—		—	78,902,649		68,474,282
Small Cap Growth	—		2,335,252	—		2,181,399	—		—	—		4,516,651
Socially Responsive	18,388,890		20,668,806	96,903,943		138,003,445	—		—	115,292,833		158,672,251
Value	128,375		197,220	—		202,164	—		—	128,375		399,384

(a)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(b)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

As of August 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dividend Growth	$311,246	$393,456	$5,443,004	$—	$—	$6,147,706
Emerging Markets Equity	6,837,225	—	174,054,496	(51,326,244)	(29,192)	129,536,285
Equity Income	11,594,731	54,774,008	276,720,357	—	(361,574)	342,727,522
Focus	33,183,179	24,488,578	118,877,960	—	(93,053)	176,456,664
Genesis	52,918,586	1,006,454,962	4,491,448,738	—	(1)	5,550,822,285
Global Equity	24,582	—	931,056	(77,199)	2	878,441
Global Real Estate	—	—	146,673	—	(2,128)	144,545
Greater China Equity	7,684,733	3,958,343	22,554,954	(9,655,400)	(21,458)	24,521,172
Guardian	15,563,995	54,869,230	211,084,499	—	(16,950)	281,500,774
International Equity	12,839,947	—	261,217,197	(74,012,423)	(1,212)	200,043,509
International Select	1,648,334	—	48,564,673	(23,982,792)	(24,435)	26,205,780
International Small Cap	87,622	—	236,219	—	—	323,841
Intrinsic Value	5,528,025	23,369,654	127,874,511	—	(100,386)	156,671,804
Large Cap Value	51,481,947	47,386,914	161,433,333	—	—	260,302,194
Mid Cap Growth	9,030,581	77,009,185	272,727,656	—	—	358,767,422
Mid Cap Intrinsic Value	293,922	3,873,515	16,353,831	—	(1)	20,521,267
Multi-Cap Opportunities	7,156,056	124,906,506	639,569,086	—	—	771,631,648

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Real Estate	$—	$18,695,791	$46,798,903	$—	$2	$65,494,696
Small Cap Growth	—	1,129,307	8,594,036	(405,162)	—	9,318,181
Socially Responsive	21,082,770	79,751,995	646,057,799	—	—	746,892,564
Value	888,588	373,443	1,336,186	—	2	2,598,219

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles, capital loss carryforwards, mark-to-market on spot contracts, post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, partnership basis adjustments, non-REIT income adjustments, convertible bond income adjustments, non-REIT non-taxable adjustments, loss limitation due to ownership change and tax adjustments related to REITs, PFICs, partnerships and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2017, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2018
International Equity	$74,012,423
International Select	23,982,792

	Post-Enactment (No Expiration Date)
	Long-Term		Short-Term
Emerging Markets Equity	$29,832,686		$21,493,558
Global Equity	77,199		—
Greater China Equity	1,393,252	*	8,262,148	*

*  Future utilization is limited under current tax regulations.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2017, Dividend Growth, Emerging Markets Equity, Global Real Estate, Greater China Equity, International Equity, International Select, Small Cap Growth and Value utilized capital loss carryforwards of $96,027, $17,436,066, $6,724, $1,258,481, $47,147,816, $7,088,015, $12,782,825 and $408,265, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2017, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Small Cap Growth	$405,162	$—	$—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for certain securities of issuers domiciled in India. At February 28, 2018, Emerging Markets Equity had accrued capital gains taxes of $57,966 which is reflected in the Statements of Assets and Liabilities.

Effective November 17, 2014 ("Effective Date"), a change in the capital gains tax provision for Greater China Equity arose due to changes in the tax rules in the People's Republic of China ("PRC"). Capital gains derived from the trading of PRC equity investments after the Effective Date are temporarily exempt from PRC withholding tax. Prior to the Effective Date, Greater China Equity had accrued deferred capital gains tax on unrealized gains on participatory notes. During the year ended August 31, 2017, $6,061 of capital gains taxes on gains previously realized were reversed and are included as part of net realized gain/(loss) on investments in the Statements of Changes in Net Assets. The tax laws and regulations in the PRC are subject to change, possibly with retroactive effect.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Intrinsic Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At February 28, 2018, these Funds estimated these amounts for the period January 1, 2018 to February 28, 2018 within the financial statements because the 2018 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended August 31, 2017, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: Certain Funds' use of derivatives during the six months ended February 28, 2018, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at February 28, 2018. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: For the six months ended February 28, 2018, Equity Income, Focus, Guardian, Large Cap Value and Value used options written and Focus and Guardian used options purchased. Equity Income used options written to generate incremental returns. Focus used options written to enhance total return; written calls were used for hedging purposes and to manage the risk profile of the Fund, and written puts were used to enhance returns and to gain exposure to certain securities. Focus used options purchased for hedging purposes and as a risk management tool. Guardian used options written to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Guardian used options purchased to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions. Large Cap Value and Value used options written to enhance total return and to efficiently manage risk exposures.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At February 28, 2018, Equity Income, Focus, Guardian, Large Cap Value and Value had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Guardian
Options purchased	Investments in securities, at value	$1,608	$1,608
Total Value—Assets		$1,608	$1,608

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Equity Risk	Total
Equity Income
Options written	Option contracts written, at value	$(2,605)	$(2,605)
Total Value—Liabilities		$(2,605)	$(2,605)
Focus
Options written	Option contracts written, at value	$(381)	$(381)
Total Value—Liabilities		$(381)	$(381)
Guardian
Options written	Option contracts written, at value	$(2,502)	$(2,502)
Total Value—Liabilities		$(2,502)	$(2,502)
Large Cap Value
Options written	Option contracts written, at value	$(1,297)	$(1,297)
Total Value—Liabilities		$(1,297)	$(1,297)
Value
Options written	Option contracts written, at value	$(13)	$(13)
Total Value—Liabilities		$(13)	$(13)

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2018, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$633	$633
Total Realized Gain/(Loss)		$633	$633
Focus
Options purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	$(409)	$(409)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	(1,124)	(1,124)
Total Realized Gain/(Loss)		$(1,533)	$(1,533)
Guardian
Options purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	$387	$387
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	1,232	1,232
Total Realized Gain/(Loss)		$1,619	$1,619
Large Cap Value
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$1,613	$1,613
Total Realized Gain/(Loss)		$1,613	$1,613
Value
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$18	$18
Total Realized Gain/(Loss)		$18	$18

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Equity Risk	Total
Equity Income
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$(921)	$(921)
Total Change in Appreciation/(Depreciation)		$(921)	$(921)
Focus
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment securities	$20	$20
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	(255)	(255)
Total Change in Appreciation/(Depreciation)		$(235)	$(235)

Guardian
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: unaffiliated investment securities	$662	$662
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	(7)	(7)
Total Change in Appreciation/(Depreciation)		$655	$655
Large Cap Value
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$255	$255
Total Change in Appreciation/(Depreciation)		$255	$255
Value
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$2	$2
Total Change in Appreciation/(Depreciation)		$2	$2

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, Focus, Guardian, Large Cap Value and Value did not hold any derivative instruments during the six months ended February 28, 2018 that require additional disclosures pursuant to ASC 815.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended August 31, 2017, Genesis realized a net gain of $129,534,612 on $216,264,840 of in-kind redemptions. During the six months ended February 28, 2018, Genesis and Socially Responsive realized net gains of $266,798,836 and $39,512,498, respectively, on $475,404,196 and $103,913,811, respectively, of in-kind redemptions.

14  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis(a), Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(b):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For International Small Cap:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Equity Income, Focus, Guardian, International Select, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(b), Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity(c):
0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%
For Dividend Growth:
0.50%	0.50%	0.50%	0.50%	0.50%	0.475%	0.475%	0.475%	0.45%

(a)  Effective April 25, 2017, the investment management fee is 0.60% of average daily net assets in excess of $14 billion for Genesis.

(b)  Effective November 1, 2017, Management has voluntarily agreed to waive its management fee in the amount of 0.04% of the average daily net assets of International Equity (0.15% effective June 1, 2017, 0.18% effective May 1, 2015). Effective November 1, 2017, Management has agreed to remove the voluntary waiver of its management fee of Mid Cap Intrinsic Value. Prior to that, Management voluntarily agreed to waive its management fee or to reimburse certain expenses for the following amounts, all as a percentage of average daily net assets, 0.19% effective December 19, 2016, 0.15% effective September 1, 2016, 2.89% effective August 31, 2016, 1.21% effective August 23, 2016, 0.11% effective November 1, 2015. Management may, at its sole discretion, modify or terminate the voluntary waiver without notice to International Equity. For the six months ended February 28, 2018, such waived fees amounted to $729,745 and $30,924 for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

(c)  Prior to December 8, 2016, Global Equity paid Management a fee at the annual rate of 0.750% of the first $250 million of the Fund's average daily net assets, 0.725% of the next $250 million, 0.700% of the next $250 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $2.5 billion, and 0.600% of average daily net assets in excess of $4 billion.

Accordingly, for the six months ended February 28, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
Dividend Growth	0.50%		International Small Cap	0.85%
Emerging Markets Equity	0.96%		Intrinsic Value	0.78%
Equity Income	0.48%		Large Cap Value	0.49%
Focus	0.52%		Mid Cap Growth	0.50%
Genesis	0.66%		Mid Cap Intrinsic Value	0.55	%(b)
Global Equity	0.55%		Multi-Cap Opportunities	0.53%
Global Real Estate	0.80%		Real Estate	0.80%
Greater China Equity	1.10%		Small Cap Growth	0.85%
Guardian	0.50%		Socially Responsive	0.47%
International Equity	0.78	%(a)	Value	0.55%
International Select	0.55%

(a)  0.70% annual effective net rate of the Fund's average daily net assets.

(b)  0.49% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.20% for each of Investor Class, Class A, Class C and Class R3; 0.34% for each of Trust Class and Advisor Class; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of its average daily net assets). Effective July 1, 2017, the administration fee is only assessed at the Class level and each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.26% for each of Investor Class, Class A, Class C and Class R3; 0.40% for each of Trust Class and Advisor Class; 0.15% for Institutional Class; and 0.08% for Class R6, each as a percentage of its average daily net assets. This did not result in an increase in the administration fee for any share class. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

				Expenses Reimbursed in Year Ended August 31,
				2015		2016		2017	2018
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2018		2019		2020	2021
Dividend Growth Institutional Class	0.69%		8/31/21	$—		$215,047	(b)	$258,355	$120,312
Dividend Growth Class A	1.05%		8/31/21	—		9,994	(b)	8,372	6,049
Dividend Growth Class C	1.80%		8/31/21	—		9,444	(b)	20,432	9,303
Dividend Growth Class R6	0.62%		8/31/21	—		15,585	(b)	484	85
Emerging Markets Equity Institutional Class	1.25%		8/31/21	744,668		528,129		460,088	81,765
Emerging Markets Equity Class A	1.50%		8/31/21	48,822		54,600		91,792	41,890
Emerging Markets Equity Class C	2.25%		8/31/21	19,353		13,399		11,097	5,317
Emerging Markets Equity Class R3	1.91%		8/31/21	1,291		1,403		1,161	—
Emerging Markets Equity Class R6	1.18%		8/31/21	135,893		127,742		88,158	849
Equity Income Institutional Class	0.80%		8/31/21	—		—		—	—
Equity Income Class A	1.16%		8/31/21	—		—		—	—
Equity Income Class C	1.91%		8/31/21	—		—		—	—
Equity Income Class R3	1.41%		8/31/21	—		—		—	—
Focus Trust Class	1.50%		8/31/21	—		—		—	—
Focus Advisor Class	1.50%		8/31/22	—		—		—	—
Focus Institutional Class	0.75%		8/31/21	1,371		755		209	—
Focus Class A	1.11%		8/31/21	1,255		1,451		580	157
Focus Class C	1.86%		8/31/21	708		893		336	71
Genesis Trust Class	1.50%		8/31/21	—		—		—	—
Genesis Advisor Class	1.50%		8/31/22	—		—		—	—
Genesis Institutional Class	0.85%		8/31/22	—		—		—	—
Genesis Class R6	0.75	%(c)	8/31/21	—		—		—	403,153
Global Equity Institutional Class	0.75	%(d)	8/31/21	249,720		240,098		239,590	136,557
Global Equity Class A	1.11	%(d)	8/31/21	14,226		38,361		24,676	10,747
Global Equity Class C	1.86	%(d)	8/31/21	5,783		16,073		8,112	3,541
Global Real Estate Institutional Class	1.00%		8/31/21	185,406	(e)	197,159		202,973	116,671
Global Real Estate Class A	1.36%		8/31/21	58,526	(e)	64,529		38,044	16,227
Global Real Estate Class C	2.11%		8/31/21	24,504	(e)	25,169		25,661	14,537
Greater China Equity Institutional Class	1.50%		8/31/21	126,917		229,329		164,058	52,449
Greater China Equity Class A	1.86%		8/31/21	5,487		7,590		9,343	12,276
Greater China Equity Class C	2.61%		8/31/21	301		320		321	215
Guardian Trust Class	1.50%		8/31/21	—		—		—	—
Guardian Advisor Class	1.50%		8/31/22	—		—		—	—
Guardian Institutional Class	0.75%		8/31/21	—		—		—	—
Guardian Class A	1.11%		8/31/21	—		—		—	—

				Expenses Reimbursed in Year Ended August 31,
				2015	2016	2017		2018
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2018	2019	2020		2021
Guardian Class C	1.86%		8/31/21	$—	$—	$—		$—
Guardian Class R3	1.36%		8/31/21	82	148	88		2
International Equity Investor Class	1.40%		8/31/21	—	—	—		—
International Equity Trust Class	2.00%		8/31/22	—	—	—		—
International Equity Institutional Class	0.85%		8/31/22	—	—	—		409,835
International Equity Class A	1.21%		8/31/21	—	10,042	—		23,938
International Equity Class C	1.96%		8/31/21	280	2,521	—		4,794
International Equity Class R6	0.78%		8/31/21	—	—	—		60,804
International Select Trust Class	1.15	%(f)	8/31/21	9,396	12,258	12,594		7,165
International Select Institutional Class	0.80	%(f)	8/31/21	59,089	91,989	141,368		97,667
International Select Class A	1.16	%(f)	8/31/21	526	1,276	3,083		2,521
International Select Class C	1.91	%(f)	8/31/21	1,857	1,955	2,278		1,243
International Select Class R3	1.41	%(f)	8/31/21	1,371	2,218	3,513		2,319
International Select Class R6	0.73	%(f)	8/31/21	—	—	1,906	(h)	4,481
International Small Cap Institutional Class	1.05%		8/31/21	—	—	159,342	(i)	115,102
International Small Cap Class A	1.41%		8/31/21	—	—	65,158	(i)	20,641
International Small Cap Class C	2.16%		8/31/21	—	—	25,270	(i)	8,600
International Small Cap Class R6	0.98%		8/31/21	—	—	50,711	(i)	17,242
Intrinsic Value Institutional Class	1.00%		8/31/21	334,405	357,588	205,715		—
Intrinsic Value Class A	1.36%		8/31/21	36,399	58,200	21,955		4,226
Intrinsic Value Class C	2.11%		8/31/21	20,071	22,495	9,376		728
Large Cap Value Trust Class	1.50%		8/31/21	—	—	—		—
Large Cap Value Advisor Class	1.50%		8/31/22	—	—	—		—
Large Cap Value Institutional Class	0.70%		8/31/21	—	—	—		—
Large Cap Value Class A	1.11%		8/31/21	—	—	—		—
Large Cap Value Class C	1.86%		8/31/21	—	—	—		—
Large Cap Value Class R3	1.36%		8/31/21	146	126	70		—
Mid Cap Growth Trust Class	1.50%		8/31/21	—	—	—		—
Mid Cap Growth Advisor Class	1.50%		8/31/22	—	—	—		—
Mid Cap Growth Institutional Class	0.75%		8/31/21	—	—	—		—
Mid Cap Growth Class A	1.11%		8/31/21	—	—	—		—
Mid Cap Growth Class C	1.86%		8/31/21	—	1,683	—		—
Mid Cap Growth Class R3	1.36%		8/31/21	—	2,516	80		—
Mid Cap Growth Class R6	0.68%		8/31/21	—	—	—		—
Mid Cap Intrinsic Value Investor Class	1.50%		8/31/22	—	—	—		—

				Expenses Reimbursed in Year Ended August 31,
				2015	2016	2017	2018
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(a)		Expiration	2018	2019	2020	2021
Mid Cap Intrinsic Value Trust Class	1.25%		8/31/22	$3,825	$8,167	$—	$3,527
Mid Cap Intrinsic Value Institutional Class	0.85%		8/31/21	9,129	24,711	5,015	23,014
Mid Cap Intrinsic Value Class A	1.21%		8/31/21	6,396	17,891	4,690	5,553
Mid Cap Intrinsic Value Class C	1.96%		8/31/21	1,380	4,388	1,218	1,483
Mid Cap Intrinsic Value Class R3	1.46%		8/31/21	508	1,736	629	1,246
Multi-Cap Opportunities Institutional Class	1.00%		8/31/21	—	—	—	—
Multi-Cap Opportunities Class A	1.36%		8/31/21	—	—	—	—
Multi-Cap Opportunities Class C	2.11%		8/31/21	—	—	—	—
Real Estate Trust Class	1.50	%(g)	8/31/22	—	—	—	—
Real Estate Institutional Class	0.85%		8/31/22	815,170	588,136	418,961	179,454
Real Estate Class A	1.21%		8/31/21	344,493	261,138	193,727	81,668
Real Estate Class C	1.96%		8/31/21	82,751	62,906	47,102	18,358
Real Estate Class R3	1.46%		8/31/21	50,187	50,219	46,018	19,872
Real Estate Class R6	0.78%		8/31/21	58,201	70,754	85,221	51,740
Small Cap Growth Investor Class	1.30	%(g)	8/31/22	192,273	243,435	221,840	108,947
Small Cap Growth Trust Class	1.40	%(g)	8/31/22	25,160	24,155	19,320	8,009
Small Cap Growth Advisor Class	1.60	%(g)	8/31/22	12,075	10,968	8,126	3,545
Small Cap Growth Institutional Class	0.90%		8/31/21	110,976	94,448	61,816	36,022
Small Cap Growth Class A	1.26%		8/31/21	26,864	26,066	20,750	10,735
Small Cap Growth Class C	2.01%		8/31/21	10,703	13,463	11,214	5,840
Small Cap Growth Class R3	1.51%		8/31/21	4,955	8,774	6,935	3,532
Socially Responsive Trust Class	1.50%		8/31/21	—	—	—	—
Socially Responsive Institutional Class	0.75%		8/31/21	—	—	—	—
Socially Responsive Class A	1.11%		8/31/21	—	—	—	—
Socially Responsive Class C	1.86%		8/31/21	—	—	—	—
Socially Responsive Class R3	1.36%		8/31/21	—	—	—	—
Socially Responsive Class R6	0.68%		8/31/21	—	—	—	—
Value Institutional Class	0.75	%(g)	8/31/21	166,414	172,294	165,002	90,281
Value Class A	1.11	%(g)	8/31/21	98,718	87,821	66,962	23,972
Value Class C	1.86	%(g)	8/31/21	7,048	9,526	41,187	30,430

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Period from December 15, 2015 (Commencement of Operations) to August 31, 2016.

(c)  Prior to October 16, 2017, the contractual expense limitation was 0.78%.

(d)  Prior to December 8, 2016, the contractual expense limitation was 1.15% for Institutional Class, 1.51% for Class A and 2.26% for Class C.

(e)  Period from December 30, 2014 (Commencement of Operations) to August 31, 2015.

(f)  Prior to December 8, 2016, the contractual expense limitation was 1.25% for Trust Class, 0.90% for Institutional Class, 1.30% for Class A, 2.00% for Class C, 1.51% for Class R3 and 0.83% for Class R6.

(g)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses, so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below:

Class	Voluntary Expense Limitation	Expenses Voluntarily Waived in Six Months Ended February 28, 2018 Not Subject to Repayment(j)
Real Estate Trust Class	1.04%	$277,032
Small Cap Growth Investor Class	1.21%	23,161
	Effective September 1, 2015
Small Cap Growth Trust Class	1.37%	559
Small Cap Growth Advisor Class	1.51%	794
	Effective March 21, 2018
Value Institutional Class*	0.70%	2,747
	Effective March 21, 2018
Value Class A**	1.08%	779
	Effective March 21, 2018
Value Class C***	1.82%	1,130

*  0.69% from January 2, 2018 to March 20, 2018; 0.70% from December 30, 2015 to January 1, 2018; 0.71% from September 18, 2015 to December 29, 2015; 0.70% from June 22, 2015 to September 17, 2015; 0.69% from March 13, 2015 to June 21, 2015; 0.70% prior to March 13, 2015.

**  1.05% from September 12, 2017 to March 20, 2018; 1.07% from March 15, 2017 to September 11, 2017; 1.08% from June 15, 2016 to March 14, 2017; 1.09% from December 30, 2015 to June 14, 2016; 1.10% from September 18, 2015 to December 29, 2015; 1.07% from June 22, 2015 to September 17, 2015; 1.10% from March 13, 2015 to June 21, 2015; 1.08% from December 12, 2014 to March 12, 2015; 1.06% from September 12, 2014 to December 11, 2014; 1.08% from June 13, 2014 to September 11, 2014.

***  1.80% from January 2, 2018 to March 20, 2018; 1.79% from September 12, 2017 to January 1, 2018; 1.82% from June 15, 2016 to September 11, 2017; 1.83% from September 18, 2015 to June 14, 2016; 1.82% from March 13, 2015 to September 17, 2015; 1.83% from December 12, 2014 to March 12, 2015; 1.86% prior to December 12, 2014.

(h)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(i)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

(j)  Voluntary reimbursements are not subject to recovery by Management and are terminable by Management upon notice to Real Estate, Small Cap Growth and Value.

Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended February 28, 2018, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Emerging Markets Equity Class R3	$43
Focus Institutional Class	147
Intrinsic Value Institutional Class	5,254
Large Cap Value Institutional Class	983
Large Cap Value Class R3	4
Mid Cap Growth Class C	1,481
Mid Cap Growth Class R3	1,212

As previously announced, on April 28, 2017, NBIA retained Green Court Capital Management Limited as the sub-adviser to Greater China Equity, replacing Neuberger Berman Asia Limited. The nature and level of the services provided under the new Sub-Advisory Agreement are the same as under the previous Sub-Advisory Agreement, and there will be no change in the fees incurred by the Fund.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from the Trust Class of each of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, and from the Advisor Class, Class A, Class C and Class R3 of each Fund that offers those classes under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 28, 2018, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dividend Growth Class A	$1,836	$—	$—	$—
Dividend Growth Class C	—	1,556	—	—
Emerging Markets Equity Class A	28,020	—	—	—
Emerging Markets Equity Class C	—	549	—	—
Equity Income Class A	7,029	—	—	—
Equity Income Class C	—	1,905	—	—
Focus Class A	2,250	—	—	—
Focus Class C	—	24	—	—
Global Equity Class A	161	—	—	—
Global Equity Class C	—	—	—	—
Global Real Estate Class A	—	—	—	—
Global Real Estate Class C	—	—	—	—
Greater China Equity Class A	597	—	—	—
Greater China Equity Class C	—	518	—	—
Guardian Class A	654	—	—	—
Guardian Class C	—	—	—	—
International Equity Class A	3,999	—	—	—
International Equity Class C	—	391	—	—
International Select Class A	1,065	—	—	—
International Select Class C	—	85	—	—
International Small Cap Class A	—	—	—	—
International Small Cap Class C	—	—	—	—
Intrinsic Value Class A	4,129	—	—	—
Intrinsic Value Class C	—	319	—	—
Large Cap Value Class A	2,801	—	—	—
Large Cap Value Class C	—	1,747	—	—
Mid Cap Growth Class A	3,389	—	—	—
Mid Cap Growth Class C	—	6	—	—
Mid Cap Intrinsic Value Class A	1,567	—	—	—
Mid Cap Intrinsic Value Class C	—	329	—	—
Multi-Cap Opportunities Class A	15,245	—	—	—
Multi-Cap Opportunities Class C	—	1,531	—	—
Real Estate Class A	1,516	—	—	—
Real Estate Class C	—	1,287	—	—
Small Cap Growth Class A	3,509	—	—	—
Small Cap Growth Class C	—	490	—	—
Socially Responsive Class A	17,274	—	—	—
Socially Responsive Class C	—	3,268	—	—
Value Class A	254	—	—	—
Value Class C	—	583	—	—

For the year ended August 31, 2017, Equity Income and Focus each recorded a capital contribution from Management in the amount of $1,250 and $1,145, respectively. These amounts were paid in connection with losses incurred in the execution of a trade for Equity Income and valuation of a corporate action for Focus.

Note C—Securities Transactions:

During the six months ended February 28, 2018, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Dividend Growth	$23,220	$10,539	International Small Cap	$5,414	$441
Emerging Markets Equity	407,572	95,362	Intrinsic Value	88,925	195,269
Equity Income	422,637	496,992	Large Cap Value	1,004,410	888,217
Focus	236,468	288,547	Mid Cap Growth	317,003	340,188
Genesis	887,688	1,789,148	Mid Cap Intrinsic Value	31,903	18,317
Global Equity	632	745	Multi-Cap Opportunities	246,829	450,939
Global Real Estate	689	931	Real Estate	89,652	121,762
Greater China Equity	47,642	70,418	Small Cap Growth	77,071	80,949
Guardian	247,916	306,481	Socially Responsive	160,875	349,283
International Equity	271,367	279,374	Value	10,715	11,549
International Select	33,679	46,001

During the six months ended February 28, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2018 and for the year ended August 31, 2017 was as follows:

	For the Six Months Ended February 28, 2018						For the Year Ended August 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total		Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Dividend Growth:
Institutional Class	1,073	79		(168)	984		767	36		(118)	685
Class A	71	3		(63)	11		128	0	[z]	(21)	107
Class C	8	3		(11)	0	[z]	246	0	[z]	(5)	241
Class R6	—	—		—	—		—	—		(3)	(3)
Emerging Markets Equity:
Institutional Class	19,573	103		(4,207)	15,469		19,088	56		(5,318)	13,826
Class A	1,358	8		(1,721)	(355)		2,492	6		(679)	1,819
Class C	190	0	[z]	(42)	148		143	—		(88)	55
Class R3	17	0	[z]	(8)	9		39	0	[z]	(38)	1
Class R6	2,729	54		(839)	1,944		522	39		(580)	(19)

	For the Six Months Ended February 28, 2018						For the Year Ended August 31, 2017
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Equity Income:
Institutional Class	5,874		4,228		(11,782)	(1,680)	22,175	4,444		(20,756)	5,863
Class A	697		657		(2,752)	(1,398)	2,203	912		(7,356)	(4,241)
Class C	390		771		(2,478)	(1,317)	1,365	885		(7,568)	(5,318)
Class R3	12		3		(37)	(22)	24	6		(107)	(77)
Focus:(d)
Investor Class	69		1,793		(1,127)	735	217	2,051		(2,278)	(10)
Trust Class	44		305		(286)	63	45	365		(669)	(259)
Advisor Class	6		41		(29)	18	11	34		(38)	7
Institutional Class	60		22		(45)	37	103	21		(104)	20
Class A	17		13		(21)	9	8	18		(29)	(3)
Class C	2		23		(8)	17	8	16		(21)	3
Genesis:(c)
Investor Class	1,226		3,861		(4,322)	765	3,441	3,171		(5,788)	824
Trust Class	1,322		3,263		(5,825)	(1,240)	2,542	1,689		(8,573)	(4,342)
Advisor Class	311		428		(841)	(102)	811	629		(2,240)	(800)
Institutional Class	4,847		7,259		(14,658)	(2,552)	13,326	3,561		(16,214)	673
Class R6	8,197		8,129		(12,945)	3,381	11,218	4,024		(13,560)	1,682
Global Equity:
Institutional Class	2		3		(11)	(6)	25	7		(21)	11
Class A	4		0	[z]	(2)	2	8	1		(43)	(34)
Class C	2		—		(3)	(1)	1	0	[z]	(10)	(9)
Global Real Estate:
Institutional Class	2		4		(1)	5	—	8		(7)	1
Class A	0	[z]	0	[z]	(19)	(19)	21	0	[z]	(40)	(19)
Class C	1		0	[z]	—	1	—	0	[z]	(2)	(2)
Greater China Equity:
Institutional Class	343		732		(1,480)	(405)	1,738	10		(2,950)	(1,202)
Class A	295		146		(646)	(205)	1,367	0	[z]	(182)	1,185
Class C	1		2		(4)	(1)	21	—		(14)	7
Guardian:(d)
Investor Class	372		3,906		(2,697)	1,581	644	7,181		(6,730)	1,095
Trust Class	102		333		(484)	(49)	278	728		(1,610)	(604)
Advisor Class	0	[z]	1		(0)[z]	1	1	2		(8)	(5)
Institutional Class	397		277		(462)	212	1,076	472		(1,037)	511
Class A	37		30		(87)	(20)	86	58		(184)	(40)
Class C	8		7		(10)	5	23	15		(80)	(42)
Class R3	2		1		(5)	(2)	12	3		(22)	(7)

	For the Six Months Ended February 28, 2018						For the Year Ended August 31, 2017
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
International Equity:(d)
Investor Class	276		21		(530)	(233)	491	42		(1,298)	(765)
Trust Class	242		5		(369)	(122)	578	14		(1,412)	(820)
Institutional Class	14,809		889		(17,900)	(2,202)	40,572	1,388		(34,232)	7,728
Class A	1,487		2		(1,255)	234	2,525	8		(6,421)	(3,888)
Class C	190		—		(99)	91	239	—		(529)	(290)
Class R6	6,210		158		(1,215)	5,153	7,739	73		(1,397)	6,415
International Select:
Trust Class	4		5		(39)	(30)	26	8		(95)	(61)
Institutional Class	786		180		(1,487)	(521)	4,446	295		(6,957)	(2,216)
Class A	58		3		(148)	(87)	176	4		(213)	(33)
Class C	4		0	[z]	(4)	0 [z]	47	0	[z]	(150)	(103)
Class R3	38		2		(162)	(122)	202	3		(151)	54
Class R6	14		9		(69)	(46)	825	—		(51)	774 (a)
International Small Cap:
Institutional Class	407		5		(5)	407	64	—		—	64 (b)
Class A	2		1		(6)	(3)	55	—		(31)	24 (b)
Class C	1		—		—	1	11	—		(1)	10 (b)
Class R6	—		—		—	—	20	—		—	20 (b)
Intrinsic Value:
Institutional Class	6,527		2,425		(14,424)	(5,472)	18,969	521		(10,867)	8,623
Class A	358		56		(474)	(60)	1,026	40		(3,161)	(2,095)
Class C	97		75		(152)	20	229	22		(669)	(418)
Large Cap Value:(c)
Investor Class	158		2,893		(2,521)	530	593	1,274		(3,403)	(1,536)
Trust Class	84		190		(285)	(11)	221	145		(687)	(321)
Advisor Class	96		359		(593)	(138)	440	359		(1,196)	(397)
Institutional Class	915		221		(549)	587	1,385	80		(903)	562
Class A	27		6		(47)	(14)	90	6		(88)	8
Class C	11		4		(18)	(3)	37	4		(42)	(1)
Class R3	0	[z]	1		(0)[z]	1	6	0	[z]	(2)	4

	For the Six Months Ended February 28, 2018				For the Year Ended August 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Mid Cap Growth:(c)
Investor Class	366	2,564	(1,370)	1,560	703	1,440		(2,980)	(837)
Trust Class	963	365	(425)	903	731	136		(2,452)	(1,585)
Advisor Class	240	54	(145)	149	230	19		(287)	(38)
Institutional Class	2,355	1,900	(3,962)	293	4,987	1,034		(7,323)	(1,302)
Class A	461	258	(1,360)	(641)	748	149		(3,090)	(2,193)
Class C	51	57	(75)	33	79	20		(269)	(170)
Class R3	129	70	(190)	9	273	25		(447)	(149)
Class R6	4,112	1,651	(1,570)	4,193	4,938	728		(2,391)	3,275
Mid Cap Intrinsic Value:
Investor Class	31	112	(133)	10	73	9		(249)	(167)
Trust Class	10	47	(56)	1	30	4		(87)	(53)?
Institutional Class	876	115	(171)	820	405	9		(297)	117
Class A	169	32	(116)	85	119	4		(483)	(360)
Class C	10	9	(19)	0 [z]	29	0	[z]	(124)	(95)
Class R3	55	5	(16)	44	24	0	[z]	(32)	(8)
Multi-Cap Opportunities:
Institutional Class	4,609	9,663	(16,184)	(1,912)	9,649	669		(21,655)	(11,337)
Class A	733	285	(416)	602	1,452	118		(3,263)	(1,693)
Class C	203	214	(233)	184	374	60		(722)	(288)
Real Estate:
Trust Class	789	586	(2,485)	(1,110)	916	1,899		(5,271)	(2,456)
Institutional Class	2,285	666	(3,598)	(647)	3,910	2,045		(8,926)	(2,971)
Class A	782	296	(1,345)	(267)	1,582	1,022		(4,282)	(1,678)
Class C	14	55	(236)	(167)	73	204		(815)	(538)
Class R3	166	65	(308)	(77)	419	211		(876)	(246)
Class R6	1,722	191	(348)	1,565	835	437		(906)	366
Small Cap Growth:(d)
Investor Class	33	21	(101)	(47)	86	—		(202)	(116)
Trust Class	1	1	(19)	(17)	4	—		(52)	(48)
Advisor Class	3	1	(6)	(2)	6	—		(31)	(25)
Institutional Class	31	5	(31)	5	104	—		(93)	11
Class A	27	1	(20)	8	37	—		(66)	(29)
Class C	7	1	(9)	(1)	18	—		(23)	(5)
Class R3	7	1	(7)	1	14	—		(22)	(8)

	For the Six Months Ended February 28, 2018				For the Year Ended August 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Socially Responsive:(c)
Investor Class	629	1,148	(3,074)	(1,297)	1,720	867	(4,465)	(1,878)
Trust Class	365	358	(896)	(173)	950	551	(2,828)	(1,327)
Institutional Class	2,902	1,273	(4,026)	149	5,894	910	(5,774)	1,030
Class A	352	167	(487)	32	829	258	(1,624)	(537)
Class C	95	73	(143)	25	290	90	(365)	15
Class R3	268	55	(475)	(152)	399	70	(301)	168
Class R6	1,104	605	(4,471)	(2,762)	2,524	430	(4,139)	(1,185)
Value:
Institutional Class	34	55	(150)	(61)	442	5	(430)	17
Class A	6	13	(28)	(9)	355	1	(452)	(96)
Class C	1	17	(21)	(3)	179	1	(17)	163

(a)  Period from April 17, 2017 (Commencement of Operations) to August 31, 2017.

(b)  Period from December 8, 2016 (Commencement of Operations) to August 31, 2017.

(c)  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

(d)  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

z  Amount less than one thousand.

Note E—Line of Credit:

At February 28, 2018, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility for any Fund at February 28, 2018. During the period ended February 28, 2018, each Fund did not utilize the Credit Facility.

Note F—Investments in Affiliates(a):

	Balance of Shares Held August 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2018	Value February 28, 2018	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Genesis
AZZ, Inc.	1,499,039	20,575	(95,616)	1,423,998	$58,170,318	$492,017		$(1,278,158)	$(10,301,102)
Calavo Growers, Inc.	1,104,279	—	(156,475)	947,804	80,895,071	962,962		2,913,535	15,637,421
CommerceHub, Inc. Series A	—	1,262,960	(48,172)	1,214,788	24,077,098	—	*	(94,201)	(3,003,037)
Computer Modelling Group Ltd.(e)	4,240,438	387,180	(573,879)	4,053,739	28,368,593	682,242		362,437	(1,317,284)
Exponent, Inc.	1,723,752	—	(244,255)	1,479,497	115,030,892	329,553		13,529,972	2,071,137
Heska Corp.	392,697	119,710	(47,086)	465,321	31,632,522	—	*	465,058	(15,541,425)
Power Integrations, Inc.	2,029,349	131,940	(98,581)	2,062,708	138,613,978	618,812		4,109,102	(15,587,376)
Qualys, Inc.	1,745,452	391,211	(149,802)	1,986,861	147,127,057	—	*	2,426,633	50,075,885
RBC Bearings, Inc.	1,450,858	38,317	(189,725)	1,299,450	156,583,725	—	*	9,029,142	6,553,753
Rogers Corp.	1,145,268	60,850	(100,159)	1,105,959	151,870,290	—	*	8,226,205	14,492,923
Sensient Technologies Corp.	2,485,181	37,510	(333,390)	2,189,301	157,520,207	1,509,964		13,540,099	(12,857,648)
U.S. Physical Therapy, Inc.	792,415	—	(112,271)	680,144	52,711,160	145,477		1,210,155	11,518,047
Sub-total for affiliates held as of 2/28/18(b)					$1,142,600,911	$4,741,027		$54,439,979	$41,741,294
Astronics Corp.	1,138,109	—	(161,288)	976,821	$37,656,450	$—	*	$(1,443,285)	$14,910,437
Bank of Hawaii Corp.	2,181,636	—	(309,122)	1,872,514	153,564,873	2,006,515		7,471,776	1,502,446
CVB Financial Corp.	5,937,653	—	(841,411)	5,096,242	117,213,566	1,512,568		5,225,480	9,080,111
Gray Television, Inc.	4,247,791	—	(601,977)	3,645,814	50,312,233	—	*	900,291	(1,910,176)

	Balance of Shares Held August 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2018	Value February 28, 2018	Distributions from Investments in Affiliated Issuers		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
LegacyTexas Financial Group, Inc.	2,481,903	—	(351,679)	2,130,224	$89,235,083	$712,351		$3,000,747	$11,174,390
Lindsay Corp.	594,944	—	(84,302)	510,642	45,161,178	317,808		2,290,722	(942,864)
MGP Ingredients, Inc.	847,383	—	(120,070)	727,313	61,036,107	31,172		2,271,838	19,293,398
Monotype Imaging Holdings, Inc.	2,722,100	—	(1,036,290)	1,685,810	40,628,021	556,083		(2,565,186)	17,945,805
Nexstar Media Group, Inc. Class A	2,523,996	—	(309,512)	2,214,484	158,224,882	1,543,197		5,994,812	21,403,705
Pason Systems, Inc.	4,695,341	—	(635,154)	4,060,187	55,903,903	1,215,261		216,673	(2,606,954)
Sub-total for securities no longer affiliated as of 2/28/18(c)					$808,936,296	$7,894,955		$23,363,868	$89,850,298
Total					$1,951,537,207	$12,635,982		$77,803,847	$131,591,592
Intrinsic Value
Fluidigm Corp.	1,737,259	—	(188,600)	1,548,659	$10,484,421	$—	*	$(861,178)	$4,627,931
Total for securities no longer affiliated as of 2/28/18(d)					$10,484,421	$—		$(861,178)	$4,627,931

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  At February 28, 2018, these securities amounted to approximately 10.8% of net assets of the Fund.

(c)  At February 28, 2018, the issuers of these securities were no longer affiliated with Genesis.

(d)  At February 28, 2018, the issuers of these securities were no longer affiliated with Intrinsic Value.

(e)  Security fair valued as of February 28, 2018, in accordance with procedures approved by the Board of Trustees.

*  Security did not produce income during the last twelve months.

Other: At February 28, 2018, Neuberger Berman Global Allocation Fund, which is also managed by Management, held 0.10%, 0.01% and 1.23%, of the outstanding shares of Emerging Markets Equity, Genesis and International Select, respectively.

In addition, at February 28, 2018, affiliated investors owned 0.05%, 0.00%, 0.00%, 66.33%, 97.98%, 0.06%, 0.00%, 0.00%, 19.13%, 0.00%, 0.00%, 0.03% and 0.41% of the outstanding shares of Dividend Growth, Emerging Markets Equity, Focus, Global Equity, Global Real Estate, Greater China Equity, International Equity, International Select, International Small Cap, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value and Value, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to certain Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended August 31, 2017.

	Expenses Refunded	Interest Paid to the Funds
Equity Income	$1,268	$68
Focus	73,297	8,507
Genesis	301,427	22,289
Guardian	127,308	15,909
International Equity	493,553	60,646
Large Cap Value	167,263	14,872
Mid Cap Growth	79,093	8,282
Mid Cap Intrinsic Value	21,954	1,795
Multi-Cap Opportunities	625	5
Small Cap Growth	4,397	1,456
Socially Responsive	94,334	7,420

Note H—Stock Splits:

As previously announced, the Board of Trustees of Neuberger Berman Equity Funds ("Board") approved stock splits and reverse stock splits (collectively, the "Stock Split") of the issued and outstanding shares of certain classes of Focus, Genesis, Guardian, International Equity, Large Cap Value, Mid Cap Growth, Small Cap Growth and Socially Responsive (collectively, the "Stock Split Funds"). The Stock Split was completed in two phases, with the first phase to include certain classes of Genesis, Large Cap Value, Mid Cap Growth and Socially Responsive, which occurred after the close of the business on December 8, 2017. Phase two of the Stock Split, for the remaining Stock Split Funds, was completed for certain classes of the remaining Stock Split Funds after the close of the business on February 23, 2018. The Stock Split was carried out in accordance with a stock split ratio calculated to result in net asset values per share ("NAVs") that better aligned the share class prices of each of the Stock Split Funds.

After the close of business on December 8, 2017, the following classes of Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (old to New)		Fund Class	Stock Split Ratio (old to New)		Fund Class	Stock Split Ratio (old to New)		Fund Class	Stock Split Ratio (old to New)
Genesis Investor Class	1	: 0.5760	Large Cap Value Trust Class	1	: 0.6374	Mid Cap Growth Investor Class	1	: 0.9724	Socially Responsive Investor Class	1	: 0.9982
Genesis Trust Class	1	: 1.0537	Large Cap Value Advisor Class	1	: 0.4658	Mid Cap Growth Trust Class	1	: 1.7186	Socially Responsive Trust Class	1	: 0.5700
Genesis Advisor Class	1	: 0.3915	Large Cap Value Institutional Class	1	: 1.0080	Mid Cap Growth Advisor Class	1	: 1.7406	Socially Responsive Class A	1	: 0.5631
Genesis Class R6	1	: 1.0003	Large Cap Value Class A	1	: 0.6359	Mid Cap Growth Class A	1	: 1.7093	Socially Responsive Class C	1	: 0.5445
			Large Cap Value	1	: 0.4379	Mid Cap Growth	1	: 1.6694	Socially Responsive	1	: 0.5555
			Class C			Class C			Class R3
			Large Cap Value	1	: 0.4729	Mid Cap Growth	1	: 1.7357	Socially Responsive	1	: 1.0008
			Class R3			Class R3			Class R6
						Mid Cap Growth	1	: 1.0040
						Class R6

After the close of business on February 23, 2018, the following classes of Stock Split Funds underwent a stock split or reverse stock split as follows:

Fund Class	Stock Split Ratio (old to New)		Fund Class	Stock Split Ratio (old to New)		Fund Class	Stock Split Ratio (old to New)		Fund Class	Stock Split Ratio (old to New)
Focus Trust Class	1	: 0.5483	Guardian Trust Class	1	: 0.5975	International Equity Investor Class	1	: 1.8904	Small Cap Growth Trust Class	1	: 1.0831
Focus Advisor Class	1	: 0.1720	Guardian Advisor Class	1	: 0.7858	International Equity Trust Class	1	: 2.1151	Small Cap Growth Advisor Class	1	: 0.6866
Focus	1	: 1.0011	Guardian	1	: 1.0017	International Equity	1	: 2.0998	Small Cap Growth	1	: 1.0298
Institutional Class			Institutional Class			Class A			Institutional Class
Focus	1	: 0.5403	Guardian	1	: 0.5870	International Equity	1	: 2.0430	Small Cap Growth	1	: 1.0951
Class A			Class A			Class C			Class A
Focus	1	: 0.1542	Guardian	1	: 0.7496	International Equity	1	: 1.0085	Small Cap Growth	1	: 0.6571
Class C			Class C			Class R6			Class C
			Guardian	1	: 0.7801				Small Cap Growth	1	: 0.6886
			Class R3						Class R3

Note I—Subsequent Event:

Effective on or about May 1, 2018, the name of Neuberger Berman Socially Responsive Fund will change to Neuberger Berman Sustainable Equity Fund. The Fund will seek to invest primarily in common stocks of mid- to large capitalization companies that meet the Fund's quality oriented financial, environmental, social and governance criteria.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Dividend Growth Fund
Institutional Class
2/28/2018 (Unaudited)	$12.93	$0.09	$0.91	$1.00	$(0.15)	$(0.18)	$(0.33)	$—	$13.60	7.82	%*	$47.6	1.27	%**	0.69	%**	1.31	%**	25	%*
8/31/2017	$11.11	$0.22	$1.82	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.54%		$32.5	1.69%		0.69%		1.78%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.18	$0.93	$1.11	$—	$—	$—	$—	$11.11	11.10	%*	$20.3	2.61	%**‡	0.69	%**‡	2.44	%**‡	23	%*
Class A
2/28/2018 (Unaudited)	$12.94	$0.06	$0.92	$0.98	$(0.11)	$(0.18)	$(0.29)	$—	$13.63	7.61	%*	$1.9	1.69	%**	1.05	%**	0.92	%**	25	%*
8/31/2017	$11.09	$0.18	$1.81	$1.99	$(0.14)	$—	$(0.14)	$—	$12.94	18.10%		$1.6	2.14%		1.05%		1.48%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.16	$0.93	$1.09	$—	$—	$—	$—	$11.09	10.90	%*	$0.2	3.36	%**‡	1.05	%**‡	2.14	%**‡	23	%*
Class C
2/28/2018 (Unaudited)	$12.87	$0.01	$0.91	$0.92	$(0.01)	$(0.18)	$(0.19)	$—	$13.60	7.20	%*	$3.3	2.39	%**	1.80	%**	0.18	%**	25	%*
8/31/2017	$11.00	$0.07	$1.85	$1.92	$(0.05)	$—	$(0.05)	$—	$12.87	17.47%		$3.1	2.81%		1.80%		0.61%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.08	$0.92	$1.00	$—	$—	$—	$—	$11.00	10.00	%*	$0.0	4.11	%**‡	1.80	%**‡	1.17	%**‡	23	%*
Class R6
2/28/2018 (Unaudited)	$12.93	$0.09	$0.92	$1.01	$(0.16)	$(0.18)	$(0.34)	$—	$13.60	7.89	%*	$0.0	1.24	%**	0.62	%**	1.36	%**	25	%*
8/31/2017	$11.11	$0.23	$1.81	$2.04	$(0.22)	$—	$(0.22)	$—	$12.93	18.60%		$0.0	1.65%		0.62%		1.91%		44%
Period from 12/15/2015^ to 8/31/2016	$10.00	$0.15	$0.96	$1.11	$—	$—	$—	$—	$11.11	11.10	%*	$0.1	2.75	%**‡	0.62	%**‡	2.06	%**‡	23	%*
Emerging Markets Equity Fund
Institutional Class
2/28/2018 (Unaudited)	$19.87	$(0.01)	$2.23	$2.22	$(0.14)	$—	$(0.14)	$—	$21.95	11.18	%*	$1,080.0	1.27	%**	1.25	%**	(0.11	)%**	9	%*
8/31/2017	$16.01	$0.17	$3.77	$3.94	$(0.08)	$—	$(0.08)	$—	$19.87	24.76%		$670.6	1.36%		1.25%		0.95%		25%
8/31/2016	$13.94	$0.11	$2.06	$2.17	$(0.10)	$—	$(0.10)	$—	$16.01	15.64%		$318.9	1.43%		1.25%		0.74%		43%
8/31/2015	$17.89	$0.12	$(3.90)	$(3.78)	$(0.17)	$—	$(0.17)	$—	$13.94	(21.22)%		$307.5	1.43%		1.25%		0.73%		36%
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$(0.09)	$0.00	$17.89	17.24%[c]		$514.8	1.45%		1.25%		0.96%		36%
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$(0.07)	$—	$15.34	2.77%		$374.1	1.60%		1.25%		1.10%		36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class A
2/28/2018 (Unaudited)	$19.75	$(0.04)	$2.21	$2.17	$(0.10)	$—	$(0.10)	$—	$21.82	11.00%*	$64.1	1.63%**	1.50	%**	(0.41	)%**	9%*
8/31/2017	$15.92	$0.13	$3.75	$3.88	$(0.05)	$—	$(0.05)	$—	$19.75	24.51%	$65.1	1.73%	1.50%		0.74%		25%
8/31/2016	$13.87	$0.09	$2.02	$2.11	$(0.06)	$—	$(0.06)	$—	$15.92	15.31%	$23.5	1.82%	1.50%		0.60%		43%
8/31/2015	$17.80	$0.08	$(3.88)	$(3.80)	$(0.13)	$—	$(0.13)	$—	$13.87	(21.42)%	$13.4	1.79%	1.50%		0.49%		36%
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$(0.06)	$0.00	$17.80	16.99%[c]	$19.9	1.82%	1.50%		0.88%		36%
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$(0.03)	$—	$15.27	2.54%	$7.3	2.00%	1.50%		0.69%		36%
Class C
2/28/2018 (Unaudited)	$18.98	$(0.11)	$2.12	$2.01	$(0.05)	$—	$(0.05)	$—	$20.94	10.59%*	$11.3	2.37%**	2.25	%**	(1.11	)%**	9%*
8/31/2017	$15.36	$(0.03)	$3.65	$3.62	$—	$—	$—	$—	$18.98	23.57%	$7.4	2.45%	2.25%		(0.18)%		25%
8/31/2016	$13.42	$(0.04)	$1.98	$1.94	$—	$—	$—	$—	$15.36	14.46%	$5.2	2.51%	2.25%		(0.30)%		43%
8/31/2015	$17.26	$(0.03)	$(3.77)	$(3.80)	$(0.04)	$—	$(0.04)	$—	$13.42	(22.02)%	$6.2	2.53%	2.25%		(0.20)%		36%
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$0.00	$17.26	16.07%[c]	$7.0	2.56%	2.25%		0.01%		36%
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$14.87	1.78%	$4.1	2.73%	2.25%		0.13%		36%
Class R3
2/28/2018 (Unaudited)	$19.31	$(0.08)	$2.16	$2.08	$(0.07)	$—	$(0.07)	$—	$21.32	10.77%*	$1.9	1.91%**	1.91	%**§	(0.78	)%**	9%*
8/31/2017	$15.59	$0.01	$3.72	$3.73	$(0.01)	$—	$(0.01)	$—	$19.31	23.94%	$1.5	2.01%	1.91%		0.08%		25%
8/31/2016	$13.60	$0.02	$2.00	$2.02	$(0.03)	$—	$(0.03)	$—	$15.59	14.88%	$1.2	2.06%	1.91%		0.16%		43%
8/31/2015	$17.47	$0.02	$(3.80)	$(3.78)	$(0.09)	$—	$(0.09)	$—	$13.60	(21.70)%	$0.8	2.09%	1.91%		0.14%		36%
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$(0.01)	$0.00	$17.47	16.42%[c]	$0.6	2.13%	1.91%		0.45%		36%
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$15.02	2.11%	$0.2	2.31%	1.91%		0.22%		36%
Class R6
2/28/2018 (Unaudited)	$19.89	$(0.01)	$2.22	$2.21	$(0.14)	$—	$(0.14)	$—	$21.96	11.15%*	$189.4	1.18%**	1.18	%**	(0.05	)%**	9%*
8/31/2017	$16.02	$0.15	$3.81	$3.96	$(0.09)	$—	$(0.09)	$—	$19.89	24.90%	$132.9	1.26%	1.18%		0.86%		25%
8/31/2016	$13.96	$0.12	$2.05	$2.17	$(0.11)	$—	$(0.11)	$—	$16.02	15.64%	$107.4	1.32%	1.18%		0.83%		43%
8/31/2015	$17.91	$0.14	$(3.91)	$(3.77)	$(0.18)	$—	$(0.18)	$—	$13.96	(21.14)%	$88.1	1.34%	1.18%		0.88%		36%
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$(0.09)	$0.00	$17.91	17.35%[c]	$83.8	1.37%	1.18%		1.08%		36%
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$15.35	(8.90)%*	$31.1	1.57%**	1.18	%**	1.80	%**	36%[d]
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund
Institutional Class
2/28/2018 (Unaudited)	$13.09	$0.15	$0.52	$0.67	$(0.23)	$(0.49)	$(0.72)	$—	$13.04	5.09	%*	$1,182.0	0.68%**	0.68%**	2.32%**	25%*
8/31/2017	$12.45	$0.38	$1.01	$1.39	$(0.33)	$(0.42)	$(0.75)	$0.00	$13.09	11.56	%eh	$1,208.7	0.69%	0.69%[f]	2.99%[f]	53%
8/31/2016	$11.74	$0.37	$1.08	$1.45	$(0.32)	$(0.42)	$(0.74)	$—	$12.45	13.03%		$1,076.5	0.69%	0.69%	3.18%	49%
8/31/2015	$13.19	$0.34	$(0.92)	$(0.58)	$(0.30)	$(0.57)	$(0.87)	$—	$11.74	(4.60)%		$1,443.7	0.68%	0.68%	2.66%	48%
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$(0.84)	$0.00	$13.19	20.11%[c]		$1,578.5	0.68%	0.68%	2.66%	41%
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$(0.53)	$—	$11.76	4.79%		$1,439.4	0.68%	0.68%	2.45%	70%
Class A
2/28/2018 (Unaudited)	$13.04	$0.13	$0.51	$0.64	$(0.20)	$(0.49)	$(0.69)	$—	$12.99	4.91	%*	$181.3	1.05%**	1.05%**	1.95%**	25%*
8/31/2017	$12.40	$0.32	$1.02	$1.34	$(0.28)	$(0.42)	$(0.70)	$0.00	$13.04	11.17	%eh	$200.3	1.05%	1.05%[f]	2.56%[f]	53%
8/31/2016	$11.69	$0.33	$1.08	$1.41	$(0.28)	$(0.42)	$(0.70)	$—	$12.40	12.64%		$243.1	1.07%	1.07%	2.81%	49%
8/31/2015	$13.14	$0.29	$(0.93)	$(0.64)	$(0.24)	$(0.57)	$(0.81)	$—	$11.69	(5.02)%		$289.5	1.05%	1.05%	2.26%	48%
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$(0.79)	$0.00	$13.14	19.72%[c]		$462.6	1.05%	1.05%	2.21%	41%
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$(0.49)	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%	2.09%	70%
Class C
2/28/2018 (Unaudited)	$12.95	$0.08	$0.50	$0.58	$(0.15)	$(0.49)	$(0.64)	$—	$12.89	4.47	%*	$264.1	1.80%**	1.80%**	1.20%**	25%*
8/31/2017	$12.32	$0.23	$1.01	$1.24	$(0.19)	$(0.42)	$(0.61)	$0.00	$12.95	10.34	%eh	$282.3	1.80%	1.80%[f]	1.82%[f]	53%
8/31/2016	$11.62	$0.24	$1.07	$1.31	$(0.19)	$(0.42)	$(0.61)	$—	$12.32	11.77%		$334.1	1.81%	1.81%	2.07%	49%
8/31/2015	$13.06	$0.20	$(0.92)	$(0.72)	$(0.15)	$(0.57)	$(0.72)	$—	$11.62	(5.65)%		$390.0	1.79%	1.79%	1.55%	48%
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$(0.70)	$0.00	$13.06	18.77%[c]		$450.1	1.79%	1.79%	1.54%	41%
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$(0.40)	$—	$11.65	3.58%		$465.7	1.80%	1.80%	1.34%	70%
Class R3
2/28/2018 (Unaudited)	$13.01	$0.11	$0.51	$0.62	$(0.18)	$(0.49)	$(0.67)	$—	$12.96	4.76	%*	$1.5	1.33%**	1.33%**	1.63%**	25%*
8/31/2017	$12.37	$0.28	$1.02	$1.30	$(0.24)	$(0.42)	$(0.66)	$0.00	$13.01	10.88	%eh	$1.8	1.34%	1.34%[f]	2.27%[f]	53%
8/31/2016	$11.67	$0.30	$1.07	$1.37	$(0.25)	$(0.42)	$(0.67)	$—	$12.37	12.26%		$2.7	1.33%	1.33%	2.53%	49%
8/31/2015	$13.12	$0.26	$(0.92)	$(0.66)	$(0.22)	$(0.57)	$(0.79)	$—	$11.67	(5.22)%		$3.8	1.31%	1.31%	2.05%	48%
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$(0.75)	$0.00	$13.12	19.42%[c]		$3.4	1.34%	1.34%§	2.04%	41%
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$(0.45)	$—	$11.69	3.94%		$2.6	1.41%	1.41%§	1.78%	70%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Focus Fund
Investor Class
2/28/2018 (Unaudited)	$27.50	$0.04	$1.60	$1.64	$(0.08)	$(2.13)	$(2.21)	$—	$26.93	6.12	%*	$673.6	0.91%**	0.91	%**	0.30	%**	32%*
8/31/2017	$25.81	$0.07	$3.93	$4.00	$(0.09)	$(2.22)	$(2.31)	$0.00	$27.50	16.81	%eh	$667.7	0.92%	0.91%[f]		0.28%[f]		72%
8/31/2016	$25.45	$0.16	$1.48	$1.64	$(0.18)	$(1.10)	$(1.28)	$—	$25.81	6.68%		$626.8	0.94%	0.94%		0.63%		89%
8/31/2015	$29.77	$0.21	$(0.15)	$0.06	$(0.16)	$(4.22)	$(4.38)	$—	$25.45	0.49%		$639.8	0.91%	0.91%		0.77%		52%
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$(2.88)	$0.00	$29.77	22.65%[c]		$699.4	0.91%	0.91%		0.64%		84%
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$(0.14)	$—	$26.90	24.69%		$636.9	0.94%	0.94%		0.72%		79%
Trust Class
2/28/2018 (Unaudited)[l]	$29.18	$0.02	$1.66	$1.68	$(0.06)	$(3.88)	$(3.94)	$—	$26.92	6.03	%*	$59.8	1.10%**	1.10	%**	0.11	%**	32%*
8/31/2017[l]	$29.14	$0.04	$4.19	$4.23	$(0.14)	$(4.05)	$(4.19)	$0.00	$29.18	16.61	%eh	$63.0	1.10%	1.09%[f]		0.10%[f]		72%
8/31/2016[l]	$29.62	$0.12	$1.70	$1.82	$(0.29)	$(2.01)	$(2.30)	$—	$29.14	6.50%		$70.4	1.11%	1.11%		0.47%		89%
8/31/2015[l]	$37.64	$0.18	$(0.23)	$(0.05)	$(0.27)	$(7.70)	$(7.97)	$—	$29.62	0.26%		$92.7	1.10%	1.10%		0.57%		52%
8/31/2014[l]	$35.56	$0.16	$7.19	$7.35	$(0.38)	$(4.89)	$(5.27)	$0.00	$37.64	22.40%[c]		$125.7	1.11%	1.11%		0.47%		84%
8/31/2013[l]	$28.78	$0.18	$6.82	$7.00	$(0.22)	$—	$(0.22)	$—	$35.56	24.48%		$56.3	1.14%	1.14%		0.53%		79%
Advisor Class
2/28/2018 (Unaudited)[l]	$37.33	$(0.01)	$1.96	$1.95	$—	$(12.37)	$(12.37)	$—	$26.91	5.89	%*	$3.0	1.26%**	1.26	%**	(0.03	)%**	32%*
8/31/2017[l]	$45.35	$(0.00)	$5.52	$5.52	$(0.64)	$(12.90)	$(13.54)	$0.00	$37.33	16.51	%eh	$3.5	1.26%	1.23%[f]		(0.04)%[f]		72%
8/31/2016[l]	$50.00	$0.17	$2.62	$2.79	$(1.05)	$(6.39)	$(7.44)	$—	$45.35	6.33%		$3.9	1.26%	1.26%		0.33%		89%
8/31/2015[l]	$75.76	$0.23	$(0.52)	$(0.29)	$(0.93)	$(24.54)	$(25.47)	$—	$50.00	0.15%		$6.1	1.27%	1.27%		0.39%		52%
8/31/2014[l]	$77.15	$0.23	$14.94	$15.17	$(0.98)	$(15.58)	$(16.56)	$0.00	$75.76	22.21%[c]		$7.1	1.27%	1.27%		0.28%		84%
8/31/2013[l]	$62.73	$0.23	$14.83	$15.06	$(0.64)	$—	$(0.64)	$—	$77.15	24.22%		$6.1	1.29%	1.29%		0.37%		79%
Institutional Class
2/28/2018 (Unaudited)[l]	$27.53	$0.06	$1.59	$1.65	$(0.12)	$(2.12)	$(2.24)	$—	$26.94	6.18	%*	$8.7	0.75%**	0.75	%**§	0.46	%**	32%*
8/31/2017[l]	$25.83	$0.11	$3.95	$4.06	$(0.14)	$(2.22)	$(2.36)	$0.00	$27.53	17.04%[e]		$7.8	0.76%	0.75%		0.44%		72%
8/31/2016[l]	$25.47	$0.22	$1.46	$1.68	$(0.22)	$(1.10)	$(1.32)	$—	$25.83	6.86%		$6.8	0.76%	0.75%		0.89%		89%
8/31/2015[l]	$29.80	$0.26	$(0.16)	$0.10	$(0.21)	$(4.22)	$(4.43)	$—	$25.47	0.65%		$28.7	0.76%	0.75%		0.96%		52%
8/31/2014[l]	$26.92	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$(2.93)	$0.00	$29.80	22.86%[c]		$9.4	0.76%	0.75%		0.72%		84%
8/31/2013[l]	$21.74	$0.24	$5.13	$5.37	$(0.19)	$—	$(0.19)	$—	$26.92	24.89%		$22.6	0.77%	0.75%		0.96%		79%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Focus Fund (cont'd)
Class A
2/28/2018 (Unaudited)[l]	$29.24	$0.01	$1.67	$1.68	$(0.06)	$(3.94)	$(4.00)	$—	$26.92	5.99%*	$3.1	1.12%**	1.11%**	0.10	%**	32%*
8/31/2017[l]	$29.28	$0.02	$4.22	$4.24	$(0.17)	$(4.11)	$(4.28)	$0.00	$29.24	16.58%[e]	$3.1	1.13%	1.11%	0.07%		72%
8/31/2016[l]	$29.80	$0.13	$1.70	$1.83	$(0.31)	$(2.04)	$(2.35)	$—	$29.28	6.52%	$3.2	1.15%	1.11%	0.48%		89%
8/31/2015[l]	$37.94	$0.19	$(0.24)	$(0.05)	$(0.28)	$(7.81)	$(8.09)	$—	$29.80	0.24%	$4.4	1.14%	1.11%	0.58%		52%
8/31/2014[l]	$35.87	$0.17	$7.23	$7.40	$(0.37)	$(4.96)	$(5.33)	$0.00	$37.94	22.40%[c]	$3.9	1.13%	1.11%	0.47%		84%
8/31/2013[l]	$29.08	$0.18	$6.87	$7.05	$(0.26)	$—	$(0.26)	$—	$35.87	24.47%	$1.9	1.19%	1.11%	0.56%		79%
Class C
2/28/2018 (Unaudited)[l]	$38.78	$(0.11)	$2.01	$1.90	$—	$(13.80)	$(13.80)	$—	$26.88	5.56%*	$1.8	1.87%**	1.86%**	(0.65	)%**	32%*
8/31/2017[l]	$48.05	$(0.25)	$5.77	$5.52	$(0.39)	$(14.40)	$(14.79)	$0.00	$38.78	15.76%[e]	$1.9	1.88%	1.86%	(0.67)%		72%
8/31/2016[l]	$53.44	$(0.13)	$2.84	$2.71	$(0.97)	$(7.13)	$(8.10)	$—	$48.05	5.75%	$2.2	1.90%	1.86%	(0.27)%		89%
8/31/2015[l]	$82.36	$(0.13)	$(0.64)	$(0.77)	$(0.78)	$(27.37)	$(28.15)	$—	$53.44	(0.50)%	$2.9	1.89%	1.86%	(0.18)%		52%
8/31/2014[l]	$84.50	$(0.19)	$16.34	$16.15	$(0.91)	$(17.38)	$(18.29)	$0.00	$82.36	21.52%[c]	$1.5	1.91%	1.86%	(0.27)%		84%
8/31/2013[l]	$68.87	$(0.13)	$16.28	$16.15	$(0.52)	$—	$(0.52)	$—	$84.50	23.61%	$0.6	1.94%	1.86%	(0.20)%		79%
Genesis Fund
Investor Class
2/28/2018 (Unaudited)[k]	$58.73	$0.04	$6.41	$6.45	$(0.11)	$(7.89)	$(8.00)	$—	$57.18	11.02%*	$1,782.6	1.02%**	1.02%**	0.13	%**	8%*
8/31/2017[k]	$59.25	$0.12	$5.73	$5.85	$(0.26)	$(6.11)	$(6.37)	$—	$58.73	10.19%[h]	$1,786.0	1.02%	1.01%[f]	0.21%[f]		20%
8/31/2016[k]	$63.04	$0.16	$5.95	$6.11	$(0.26)	$(9.64)	$(9.90)	$—	$59.25	11.43%	$1,752.8	1.03%	1.03%	0.28%		16%
8/31/2015[k]	$70.99	$0.19	$0.62	$0.81	$(0.24)	$(8.52)	$(8.76)	$—	$63.04	1.52%	$2,023.6	1.01%	1.01%	0.29%		13%
8/31/2014[k]	$69.76	$0.14	$9.32	$9.46	$(0.42)	$(7.81)	$(8.23)	$0.00	$70.99	13.65%[c]	$2,437.6	1.01%	1.01%	0.20%		14%
8/31/2013[k]	$60.16	$0.45	$13.14	$13.59	$(0.33)	$(3.66)	$(3.99)	$—	$69.76	23.91%	$2,458.7	1.02%	1.02%	0.71%		20%
Trust Class
2/28/2018 (Unaudited)[k]	$58.73	$0.01	$6.43	$6.44	$(0.05)	$(7.89)	$(7.94)	$—	$57.23	10.99%*	$1,464.7	1.10%**	1.10%**	0.04	%**	8%*
8/31/2017[k]	$56.48	$0.08	$5.54	$5.62	$(0.03)	$(3.34)	$(3.37)	$—	$58.73	10.11%[h]	$1,576.2	1.09%	1.08%[f]	0.13%[f]		20%
8/31/2016[k]	$56.00	$0.11	$5.67	$5.78	$(0.03)	$(5.27)	$(5.30)	$—	$56.48	11.35%	$1,761.0	1.10%	1.10%	0.21%		16%
8/31/2015[k]	$59.99	$0.11	$0.60	$0.71	$(0.04)	$(4.66)	$(4.70)	$—	$56.00	1.41%	$2,003.4	1.10%	1.10%	0.19%		13%
8/31/2014[k]	$56.78	$0.07	$7.59	$7.66	$(0.18)	$(4.27)	$(4.45)	$0.00	$59.99	13.55%[c]	$2,935.3	1.10%	1.10%	0.11%		14%
8/31/2013[k]	$47.90	$0.33	$10.66	$10.99	$(0.11)	$(2.00)	$(2.11)	$—	$56.78	23.81%	$3,192.4	1.10%	1.10%	0.63%		20%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Genesis Fund (cont'd)
Advisor Class
2/28/2018 (Unaudited)[k]	$58.77	$(0.06)	$6.42	$6.36	$—	$(7.89)	$(7.89)	$—	$57.24	10.84%*	$192.6	1.36%**	1.36	%**	(0.21	)%**	8%*
8/31/2017[k]	$62.10	$(0.08)	$5.93	$5.85	$(0.19)	$(8.99)	$(9.18)	$—	$58.77	9.81%[h]	$203.8	1.36%	1.35%[f]		(0.13)%[f]		20%
8/31/2016[k]	$70.12	$(0.05)	$6.28	$6.23	$(0.07)	$(14.18)	$(14.25)	$—	$62.10	11.06%	$264.9	1.38%	1.38%		(0.07)%		16%
8/31/2015[k]	$82.20	$(0.08)	$0.64	$0.56	$(0.10)	$(12.54)	$(12.64)	$—	$70.12	1.11%	$451.3	1.39%	1.39%		(0.09)%		13%
8/31/2014[k]	$82.91	$(0.13)	$11.04	$10.91	$(0.13)	$(11.49)	$(11.62)	$0.00	$82.20	13.24%[c]	$598.9	1.37%	1.37%		(0.16)%		14%
8/31/2013[k]	$72.59	$0.28	$15.66	$15.94	$(0.23)	$(5.39)	$(5.62)	$—	$82.91	23.46%	$626.0	1.38%	1.38%		0.35%		20%
Institutional Class
2/28/2018 (Unaudited)	$58.71	$0.09	$6.41	$6.50	$(0.22)	$(7.89)	$(8.11)	$—	$57.10	11.12%*	$3,404.6	0.85%**	0.85	%**	0.29	%**	8%*
8/31/2017	$56.64	$0.22	$5.56	$5.78	$(0.19)	$(3.52)	$(3.71)	$—	$58.71	10.40%[h]	$3,650.3	0.85%	0.84	%f§	0.38%[f]		20%
8/31/2016	$56.48	$0.25	$5.67	$5.92	$(0.21)	$(5.55)	$(5.76)	$—	$56.64	11.62%	$3,483.9	0.85%	0.85	%§	0.47%		16%
8/31/2015	$60.72	$0.26	$0.60	$0.86	$(0.19)	$(4.91)	$(5.10)	$—	$56.48	1.68%	$3,685.0	0.85%	0.85%		0.45%		13%
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$(4.82)	$0.00	$60.72	13.82%[c]	$5,061.4	0.85%	0.85	%§	0.36%		14%
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$(2.36)	$—	$57.62	24.12%	$5,989.3	0.85%	0.85%		0.87%		20%
Class R6
2/28/2018 (Unaudited)[k]	$58.70	$0.12	$6.41	$6.53	$(0.27)	$(7.89)	$(8.16)	$—	$57.07	11.17%*	$3,696.3	0.78%**	0.76	%**	0.40	%**	8%*
8/31/2017[k]	$56.63	$0.26	$5.56	$5.82	$(0.23)	$(3.52)	$(3.75)	$—	$58.70	10.47%[h]	$3,603.6	0.77%	0.77	%f§	0.45%[f]		20%
8/31/2016[k]	$56.48	$0.29	$5.67	$5.96	$(0.26)	$(5.55)	$(5.81)	$—	$56.63	11.69%	$3,381.6	0.78%	0.78	%§	0.54%		16%
8/31/2015[k]	$60.73	$0.30	$0.60	$0.90	$(0.24)	$(4.91)	$(5.15)	$—	$56.48	1.75%	$2,798.0	0.78%	0.78%		0.52%		13%
8/31/2014[k]	$57.61	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$(4.86)	$0.00	$60.73	13.92%[c]	$2,690.7	0.78%	0.78	%§	0.45%		14%
Period from 3/15/2013^ to 8/31/2013[k]	$53.89	$0.18	$3.54	$3.72	$—	$—	$—	$—	$57.61	6.90%*	$975.9	0.80%**	0.78	%**	0.67	%**	20%[d]
Global Equity Fund
Institutional Class
2/28/2018 (Unaudited)	$7.56	$0.01	$0.69	$0.70	$(0.05)	$—	$(0.05)	$—	$8.21	9.21%*	$4.5	6.94%**	0.75	%**	0.24	%**	13%*
8/31/2017	$6.65	$0.05	$0.94	$0.99	$(0.03)	$(0.05)	$(0.08)	$—	$7.56	15.13%	$4.2	7.05%	0.85%		0.65%		16%
8/31/2016	$6.30	$0.04	$0.32	$0.36	$(0.01)	$—	$(0.01)	$—	$6.65	5.76%	$3.6	8.67%	1.15%		0.64%		41%
8/31/2015	$11.22	$0.03	$(0.38)	$(0.35)	$(0.73)	$(3.84)	$(4.57)	$—	$6.30	(3.16)%	$3.2	4.76%	1.15%		0.35%		18%
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$(0.13)	$—	$11.22	19.67%	$38.9	1.72%	1.15%		0.54%		39%
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$9.49	11.65%	$33.5	5.16%	1.15%		0.63%		43%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund (cont'd)
Class A
2/28/2018 (Unaudited)	$7.48	$(0.00)	$0.67	$0.67	$(0.03)	$—	$(0.03)	$—	$8.12	8.93%*	$0.4	7.43	%**	1.11	%**	(0.13	)%**	13%*
8/31/2017	$6.57	$0.01	$0.96	$0.97	$(0.01)	$(0.05)	$(0.06)	$—	$7.48	14.85%	$0.3	7.74%		1.25%		0.19%		16%
8/31/2016	$6.23	$0.02	$0.32	$0.34	$—	$—	$—	$—	$6.57	5.46%	$0.5	9.12%		1.51%		0.31%		41%
8/31/2015	$11.14	$0.01	$(0.38)	$(0.37)	$(0.70)	$(3.84)	$(4.54)	$—	$6.23	(3.47)%	$0.4	5.24%		1.51%		0.09%		18%
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$(0.09)	$—	$11.14	19.18%	$0.4	2.18%		1.51%		0.28%		39%
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$9.43	11.20%	$0.1	5.67%		1.51%		0.34%		43%
Class C
2/28/2018 (Unaudited)	$7.11	$(0.03)	$0.64	$0.61	$—	$—	$—	$—	$7.72	8.58%*	$0.1	8.06	%**	1.86	%**	(0.88	)%**	13%*
8/31/2017	$6.29	$(0.03)	$0.90	$0.87	$—	$(0.05)	$(0.05)	$—	$7.11	13.89%	$0.1	8.34%		1.98%		(0.47)%		16%
8/31/2016	$6.01	$(0.03)	$0.31	$0.28	$—	$—	$—	$—	$6.29	4.66%	$0.2	9.80%		2.26%		(0.45)%		41%
8/31/2015	$10.89	$(0.05)	$(0.37)	$(0.42)	$(0.62)	$(3.84)	$(4.46)	$—	$6.01	(4.21)%	$0.2	6.00%		2.26%		(0.68)%		18%
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$(0.09)	$—	$10.89	18.39%	$0.2	2.96%		2.26%		(0.54)%		39%
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$9.28	10.34%	$0.1	6.50%		2.26%		(0.36)%		43%
Global Real Estate Fund
Institutional Class
2/28/2018 (Unaudited)	$10.64	$0.07	$(0.37)	$(0.30)	$(0.06)	$(0.12)	$(0.18)	$—	$10.16	(2.88)%*	$2.1	11.84	%**	1.00	%**	1.31	%**	25%*
8/31/2017	$10.62	$0.17	$0.22	$0.39	$(0.33)	$(0.04)	$(0.37)	$—	$10.64	4.01%	$2.2	10.97%		1.01%		1.67%		61%
8/31/2016	$9.32	$0.17	$1.35	$1.52	$(0.22)	$(0.00)	$(0.22)	$—	$10.62	16.49%	$2.1	10.93%		1.00%		1.68%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.08	$(0.67)	$(0.59)	$(0.09)	$—	$(0.09)	$—	$9.32	(5.92)%*	$1.9	13.21	%**‡	1.00	%**‡	1.22	%**‡	16%*
Class A
2/28/2018 (Unaudited)	$10.64	$0.05	$(0.38)	$(0.33)	$(0.04)	$(0.12)	$(0.16)	$—	$10.15	(3.18)%*	$0.3	12.26	%**	1.36	%**	0.89	%**	25%*
8/31/2017	$10.61	$0.14	$0.22	$0.36	$(0.29)	$(0.04)	$(0.33)	$—	$10.64	3.71%	$0.5	11.23%		1.37%		1.41%		61%
8/31/2016	$9.31	$0.13	$1.35	$1.48	$(0.18)	$(0.00)	$(0.18)	$—	$10.61	16.09%	$0.7	11.31%		1.36%		1.32%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.06	$(0.67)	$(0.61)	$(0.08)	$—	$(0.08)	$—	$9.31	(6.19)%*	$0.6	13.62	%**‡	1.36	%**‡	0.94	%**‡	16%*
Class C
2/28/2018 (Unaudited)	$10.62	$0.01	$(0.37)	$(0.36)	$(0.02)	$(0.12)	$(0.14)	$—	$10.12	(3.46)%*	$0.3	12.97	%**	2.11	%**	0.20	%**	25%*
8/31/2017	$10.59	$0.06	$0.23	$0.29	$(0.22)	$(0.04)	$(0.26)	$—	$10.62	2.96%	$0.3	12.10%		2.12%		0.56%		61%
8/31/2016	$9.30	$0.06	$1.34	$1.40	$(0.11)	$(0.00)	$(0.11)	$—	$10.59	15.15%	$0.3	12.04%		2.11%		0.56%		44%
Period from 12/30/2014^ to 8/31/2015	$10.00	$0.01	$(0.67)	$(0.66)	$(0.04)	$—	$(0.04)	$—	$9.30	(6.64)%*	$0.2	15.16	%**‡	2.11	%**‡	0.11	%**‡	16%*
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund
Institutional Class
2/28/2018 (Unaudited)	$15.85	$(0.09)	$3.06	$2.97	$(0.18)	$(1.64)	$(1.82)	$—	$17.00	19.89%*	$110.5	1.60	%**	1.50	%**	(1.13	)%**	36%*
8/31/2017	$11.50	$0.09	$4.31	$4.40	$(0.05)	$—	$(0.05)	$—	$15.85	38.46%	$109.4	1.69%		1.51	%^^	0.72%		116%
8/31/2016	$11.64	$0.05	$1.32	$1.37	$(0.10)	$(1.41)	$(1.51)	$—	$11.50	12.09%	$93.3	1.76%		1.51	%^^	0.44%		120%
8/31/2015	$12.17	$0.10	$0.17	$0.27	$(0.09)	$(0.71)	$(0.80)	$—	$11.64	2.15%	$103.4	1.61%		1.50	%^^	0.75%		176%
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$(0.15)	$—	$12.17	21.37%	$72.1	1.83%		1.50%		0.90%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$10.16	1.60%*	$56.4	2.80	%**‡	1.50	%**‡	(1.25	)%**‡	20%*
Class A
2/28/2018 (Unaudited)	$15.86	$(0.12)	$3.06	$2.94	$(0.17)	$(1.64)	$(1.81)	$—	$16.99	19.65%*	$19.7	1.97	%**	1.86	%**	(1.49	)%**	36%*
8/31/2017	$11.50	$0.19	$4.17	$4.36	$(0.00)	$—	$(0.00)	$—	$15.86	37.95%	$21.7	2.07%		1.86	%^^	1.38%		116%
8/31/2016	$11.56	$(0.01)	$1.39	$1.38	$(0.03)	$(1.41)	$(1.44)	$—	$11.50	12.19%	$2.1	2.19%		1.87	%^^	(0.08)%		120%
8/31/2015	$12.14	$0.05	$0.17	$0.22	$(0.09)	$(0.71)	$(0.80)	$—	$11.56	1.68%	$4.0	2.00%		1.86	%^^	0.34%		176%
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$(0.15)	$—	$12.14	21.07%	$1.7	2.30%		1.86%		1.19%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$10.16	1.60%*	$0.1	17.58	%**‡	1.86	%**‡	(1.65	)%**‡	20%*
Class C
2/28/2018 (Unaudited)	$15.43	$(0.18)	$2.99	$2.81	$(0.07)	$(1.64)	$(1.71)	$—	$16.53	19.28%*	$0.3	2.75	%**	2.61	%**	(2.24	)%**	36%*
8/31/2017	$11.27	$(0.14)	$4.30	$4.16	$—	$—	$—	$—	$15.43	36.91%	$0.3	2.80%		2.62	%^^	(1.18)%		116%
8/31/2016	$11.45	$(0.07)	$1.30	$1.23	$—	$(1.41)	$(1.41)	$—	$11.27	10.93%	$0.1	2.86%		2.62	%^^	(0.65)%		120%
8/31/2015	$12.03	$(0.07)	$0.20	$0.13	$—	$(0.71)	$(0.71)	$—	$11.45	0.93%	$0.2	2.80%		2.61	%^^	(0.52)%		176%
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$(0.15)	$—	$12.03	20.09%	$0.1	2.85%		2.61%		(0.20)%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$10.15	1.50%*	$0.1	19.16	%**‡	2.61	%**‡	(2.41	)%**‡	20%*
Guardian Fund
Investor Class
2/28/2018 (Unaudited)	$17.12	$0.06	$1.82	$1.88	$(0.11)	$(1.09)	$(1.20)	$—	$17.80	11.12%*	$1,122.8	0.88	%**	0.88	%**	0.63	%**	20%*
8/31/2017	$16.45	$0.12	$2.51	$2.63	$(0.11)	$(1.85)	$(1.96)	$—	$17.12	17.60%[h]	$1,052.4	0.90%		0.89%[f]		0.77%[f]		37%
8/31/2016	$17.13	$0.09	$1.21	$1.30	$(0.12)	$(1.86)	$(1.98)	$—	$16.45	8.45%	$993.3	0.93%		0.93%		0.58%		99%
8/31/2015	$20.43	$0.12	$(0.64)	$(0.52)	$(0.15)	$(2.63)	$(2.78)	$—	$17.13	(3.03)%	$1,034.9	0.87%		0.87%		0.65%		31%
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$(2.01)	$0.00	$20.43	21.87%[c]	$1,165.1	0.88%		0.88%		0.83%		37%
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$(0.64)	$—	$18.58	22.54%	$1,040.3	0.90%		0.90%		0.85%		36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Trust Class
2/28/2018 (Unaudited)[l]	$17.82	$0.04	$1.90	$1.94	$(0.13)	$(1.83)	$(1.96)	$—	$17.80	11.08%*	$56.8	1.06%**	1.06%**	0.44%**	20%*
8/31/2017[l]	$18.34	$0.10	$2.64	$2.74	$(0.16)	$(3.10)	$(3.26)	$—	$17.82	17.37%[h]	$57.8	1.07%	1.04%[f]	0.60%[f]	37%
8/31/2016[l]	$20.17	$0.07	$1.36	$1.43	$(0.15)	$(3.11)	$(3.26)	$—	$18.34	8.31%	$70.6	1.08%	1.08%	0.41%	99%
8/31/2015[l]	$25.44	$0.10	$(0.75)	$(0.65)	$(0.22)	$(4.40)	$(4.62)	$—	$20.17	(3.22)%	$103.8	1.06%	1.06%	0.46%	31%
8/31/2014[l]	$23.93	$0.15	$4.71	$4.86	$(0.15)	$(3.20)	$(3.35)	$0.00	$25.44	21.61%[c]	$136.6	1.06%	1.06%	0.64%	37%
8/31/2013[l]	$20.60	$0.15	$4.23	$4.38	$(0.32)	$(0.73)	$(1.05)	$—	$23.93	22.36%	$129.4	1.08%	1.08%	0.66%	36%
Advisor Class
2/28/2018 (Unaudited)[l]	$17.36	$0.01	$1.86	$1.87	$(0.05)	$(1.39)	$(1.44)	$—	$17.79	10.93%*	$0.2	1.37%**	1.37%**	0.15%**	20%*
8/31/2017[l]	$17.14	$0.09	$2.54	$2.63	$(0.06)	$(2.35)	$(2.41)	$—	$17.36	17.26%[h]	$0.1	1.38%	1.18%[f]	0.51%[f]	37%
8/31/2016[l]	$18.24	$0.04	$1.25	$1.29	$(0.02)	$(2.37)	$(2.39)	$—	$17.14	8.03%	$0.2	1.31%	1.31%§	0.20%	99%
8/31/2015[l]	$22.33	$0.00	$(0.68)	$(0.68)	$(0.06)	$(3.35)	$(3.41)	$—	$18.24	(3.66)%	$0.3	1.54%	1.50%	0.03%	31%
8/31/2014[l]	$20.71	$0.05	$4.12	$4.17	$(0.12)	$(2.43)	$(2.55)	$0.00	$22.33	21.27%[c]	$0.4	1.28%	1.28%	0.25%	37%
8/31/2013[l]	$17.70	$0.05	$3.66	$3.71	$(0.14)	$(0.56)	$(0.70)	$—	$20.71	21.81%	$0.6	1.50%	1.50%§	0.23%	36%
Institutional Class
2/28/2018 (Unaudited)[l]	$17.13	$0.07	$1.84	$1.91	$(0.14)	$(1.09)	$(1.23)	$—	$17.81	11.27%*	$76.7	0.70%**	0.70%**	0.81%**	20%*
8/31/2017[l]	$16.47	$0.15	$2.50	$2.65	$(0.14)	$(1.85)	$(1.99)	$—	$17.13	17.72%[h]	$70.2	0.72%	0.71%[f]	0.94%[f]	37%
8/31/2016[l]	$17.14	$0.12	$1.22	$1.34	$(0.15)	$(1.86)	$(2.01)	$—	$16.47	8.68%	$59.0	0.72%	0.72%	0.73%	99%
8/31/2015[l]	$20.44	$0.16	$(0.65)	$(0.49)	$(0.18)	$(2.63)	$(2.81)	$—	$17.14	(2.84)%	$94.1	0.71%	0.71%	0.82%	31%
8/31/2014[l]	$18.59	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$(2.05)	$0.00	$20.44	22.03%[c]	$129.4	0.71%	0.71%	1.01%	37%
8/31/2013[l]	$15.80	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$(0.67)	$—	$18.59	22.80%	$88.9	0.73%	0.73%	1.00%	36%
Class A
2/28/2018 (Unaudited)[l]	$17.85	$0.04	$1.90	$1.94	$(0.13)	$(1.86)	$(1.99)	$—	$17.80	11.06%*	$5.3	1.09%**	1.09%**	0.40%**	20%*
8/31/2017[l]	$18.43	$0.10	$2.64	$2.74	$(0.17)	$(3.15)	$(3.32)	$—	$17.85	17.28%[h]	$5.6	1.10%	1.09%[f]	0.56%[f]	37%
8/31/2016[l]	$20.31	$0.05	$1.39	$1.44	$(0.15)	$(3.17)	$(3.32)	$—	$18.43	8.32%	$6.6	1.07%	1.07%	0.27%	99%
8/31/2015[l]	$25.69	$0.11	$(0.77)	$(0.66)	$(0.24)	$(4.48)	$(4.72)	$—	$20.31	(3.23)%	$79.3	1.07%	1.07%	0.46%	31%
8/31/2014[l]	$24.21	$0.15	$4.75	$4.90	$(0.17)	$(3.25)	$(3.42)	$0.00	$25.69	21.62%[c]	$73.8	1.09%	1.09%§	0.64%	37%
8/31/2013[l]	$20.85	$0.14	$4.29	$4.43	$(0.32)	$(0.75)	$(1.07)	$—	$24.21	22.38%	$34.6	1.11%	1.11%§	0.62%	36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Guardian Fund (cont'd)
Class C
2/28/2018 (Unaudited)[l]	$17.42	$(0.03)	$1.86	$1.83	$(0.01)	$(1.46)	$(1.47)	$—	$17.78	10.66%*	$1.8	1.83%**	1.83%**	(0.31	)%**	20	%*
8/31/2017[l]	$17.38	$(0.03)	$2.58	$2.55	$(0.04)	$(2.47)	$(2.51)	$—	$17.42	16.53%[h]	$1.6	1.84%	1.84%[f]	(0.20)%[f]		37%
8/31/2016[l]	$18.64	$(0.05)	$1.27	$1.22	$—	$(2.48)	$(2.48)	$—	$17.38	7.47%	$2.4	1.85%	1.85%	(0.34)%		99%
8/31/2015[l]	$22.92	$(0.06)	$(0.71)	$(0.77)	$—	$(3.51)	$(3.51)	$—	$18.64	(4.01)%	$2.4	1.83%	1.83%	(0.30)%		31%
8/31/2014[l]	$21.29	$(0.04)	$4.22	$4.18	$(0.00)	$(2.55)	$(2.55)	$0.00	$22.92	20.71%[c]	$2.9	1.86%	1.86%§	(0.15)%		37%
8/31/2013[l]	$18.22	$(0.03)	$3.79	$3.76	$(0.10)	$(0.59)	$(0.69)	$—	$21.29	21.43%	$2.6	1.86%	1.86%	(0.15)%		36%
Class R3
2/28/2018 (Unaudited)[l]	$17.37	$0.01	$1.86	$1.87	$(0.05)	$(1.40)	$(1.45)	$—	$17.79	10.92%*	$0.4	1.36%**	1.36%**	0.13	%**	20	%*
8/31/2017[l]	$17.20	$0.05	$2.55	$2.60	$(0.06)	$(2.37)	$(2.43)	$—	$17.37	17.02%[h]	$0.5	1.38%	1.36%[f]	0.28%[f]		37%
8/31/2016[l]	$18.34	$0.03	$1.27	$1.30	$(0.05)	$(2.39)	$(2.44)	$—	$17.20	8.00%	$0.6	1.39%	1.36%	0.15%		99%
8/31/2015[l]	$22.48	$0.02	$(0.69)	$(0.67)	$(0.10)	$(3.37)	$(3.47)	$—	$18.34	(3.53)%	$0.5	1.37%	1.36%	0.15%		31%
8/31/2014[l]	$20.83	$0.08	$4.11	$4.19	$(0.09)	$(2.45)	$(2.54)	$0.00	$22.48	21.29%[c]	$0.7	1.38%	1.36%	0.37%		37%
8/31/2013[l]	$17.68	$0.05	$3.70	$3.75	$(0.04)	$(0.56)	$(0.60)	$—	$20.83	22.03%	$0.4	1.41%	1.36%	0.24%		36%
International Equity Fund
Investor Class
2/28/2018 (Unaudited)[l]	$12.58	$(0.01)	$0.84	$0.83	$(0.03)	$—	$(0.03)	$—	$13.38	6.63%*	$114.3	1.19%**	1.12%**	(0.17	)%**	15	%*
8/31/2017[l]	$10.90	$0.15	$1.58	$1.73	$(0.05)	$—	$(0.05)	$—	$12.58	15.97%[h]	$110.4	1.23%	0.73%[f]	1.34%[f]		27%
8/31/2016[l]	$10.46	$0.13	$0.36	$0.49	$(0.05)	$—	$(0.05)	$—	$10.90	4.60%	$104.0	1.26%	1.08%	1.20%		30%
8/31/2015[l]	$10.95	$0.10	$(0.51)	$(0.41)	$(0.08)	$—	$(0.08)	$—	$10.46	(3.71)%	$117.7	1.25%	1.02%	0.93%		25%
8/31/2014[l]	$9.85	$0.14	$1.05	$1.19	$(0.09)	$—	$(0.09)	$0.00	$10.95	12.14%[c]	$124.4	1.26%	1.07%	1.29%		34%
Period from 1/28/2013^ to 8/31/2013[l]	$9.54	$0.11	$0.20	$0.31	$—	$—	$—	$—	$9.85	3.27%*	$125.7	1.32%**	1.09%**	1.87	%**	44	%dg
Trust Class
2/28/2018 (Unaudited)[l]	$12.57	$(0.01)	$0.84	$0.83	$(0.02)	$—	$(0.02)	$—	$13.38	6.60%*	$47.0	1.24%**	1.16%**	(0.21	)%**	15	%*
8/31/2017[l]	$10.88	$0.15	$1.58	$1.73	$(0.04)	$—	$(0.04)	$—	$12.57	15.92%[h]	$45.7	1.27%	0.74%[f]	1.29%[f]		27%
8/31/2016[l]	$10.43	$0.12	$0.35	$0.47	$(0.02)	$—	$(0.02)	$—	$10.88	4.59%	$48.4	1.30%	1.12%	1.15%		30%
8/31/2015[l]	$10.88	$0.09	$(0.50)	$(0.41)	$(0.04)	$—	$(0.04)	$—	$10.43	(3.82)%	$55.3	1.36%	1.13%	0.81%		25%
8/31/2014[l]	$9.79	$0.13	$1.04	$1.17	$(0.08)	$—	$(0.08)	$0.00	$10.88	12.02%[c]	$67.7	1.36%	1.16%	1.23%		34%
Period from 1/28/2013^ to 8/31/2013[l]	$9.48	$0.10	$0.21	$0.31	$—	$—	$—	$—	$9.79	3.24%*	$111.9	1.42%**	1.19%**	1.73	%**	44	%dg

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund (cont'd)
Institutional Class
2/28/2018 (Unaudited)	$12.66	$0.01	$0.84	$0.85	$(0.13)	$—	$(0.13)	$—	$13.38	6.71	%*	$1,502.4	0.98%**	0.85	%**	0.09	%**	15	%*
8/31/2017	$11.09	$0.14	$1.58	$1.72	$(0.15)	$—	$(0.15)	$—	$12.66	15.82%[h]		$1,449.0	1.02%	0.85	%f§	1.19%[f]		27%
8/31/2016	$10.72	$0.16	$0.35	$0.51	$(0.14)	$—	$(0.14)	$—	$11.09	4.78%		$1,184.3	1.03%	0.85	%§	1.46%		30%
8/31/2015	$11.32	$0.13	$(0.53)	$(0.40)	$(0.20)	$—	$(0.20)	$—	$10.72	(3.51)%		$886.5	1.07%	0.85	%§	1.11%		25%
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$(0.20)	$0.00	$11.32	12.38%[c]		$887.3	1.07%	0.85%		1.49%		34%
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$(0.14)	$—	$10.26	13.82%		$770.3	1.14%	0.85%		1.54%		44%[g]
Class A
2/28/2018 (Unaudited)[l]	$12.56	$(0.02)	$0.85	$0.83	$(0.01)	$—	$(0.01)	$—	$13.38	6.61	%*	$79.7	1.35%**	1.21	%**	(0.27	)%**	15	%*
8/31/2017[l]	$10.91	$0.07	$1.60	$1.67	$(0.02)	$—	$(0.02)	$—	$12.56	15.32%		$71.9	1.39%	1.21	%§	0.65%[f]		27%
8/31/2016[l]	$10.48	$0.11	$0.35	$0.46	$(0.03)	$—	$(0.03)	$—	$10.91	4.48%		$104.9	1.40%	1.21%		1.05%		30%
8/31/2015[l]	$10.96	$0.12	$(0.55)	$(0.43)	$(0.05)	$—	$(0.05)	$—	$10.48	(3.90)%		$91.0	1.43%	1.21	%§	1.09%		25%
8/31/2014[l]	$9.85	$0.13	$1.05	$1.18	$(0.07)	$—	$(0.07)	$0.00	$10.96	11.98%[c]		$26.2	1.45%	1.21%		1.23%		34%
Period from 1/28/2013^ to 8/31/2013[l]	$9.55	$0.09	$0.21	$0.30	$—	$—	$—	$—	$9.85	3.19	%*	$12.8	1.55%**	1.28	%**	1.57	%**	44	%dg
Class C
2/28/2018 (Unaudited)[l]	$12.58	$(0.07)	$0.85	$0.78	$—	$—	$—	$—	$13.36	6.20	%*	$15.3	2.10%**	1.96	%**	(1.02	)%**	15	%*
8/31/2017[l]	$10.99	$0.00	$1.59	$1.59	$—	$—	$—	$—	$12.58	14.48%		$13.2	2.14%	1.96	%§	0.04%[f]		27%
8/31/2016[l]	$10.60	$0.04	$0.35	$0.39	$—	$—	$—	$—	$10.99	3.70%		$14.7	2.16%	1.96%		0.37%		30%
8/31/2015[l]	$11.12	$0.00	$(0.51)	$(0.51)	$(0.01)	$—	$(0.01)	$—	$10.60	(4.61)%		$11.2	2.18%	1.96%		0.02%		25%
8/31/2014[l]	$10.03	$0.06	$1.06	$1.12	$(0.03)	$—	$(0.03)	$0.00	$11.12	11.16%[c]		$6.1	2.21%	1.96%		0.59%		34%
Period from 1/28/2013^ to 8/31/2013[l]	$9.78	$0.04	$0.21	$0.25	$—	$—	$—	$—	$10.03	2.65	%*	$1.9	2.51%*	2.08	%*	0.74	%**	44	%dg
Class R6
2/28/2018 (Unaudited)[l]	$12.67	$0.01	$0.85	$0.86	$(0.14)	$—	$(0.14)	$—	$13.39	6.77	%*	$211.2	0.92%**	0.78	%**	0.17	%**	15	%*
8/31/2017[l]	$11.11	$0.15	$1.57	$1.72	$(0.16)	$—	$(0.16)	$—	$12.67	15.85%		$134.6	0.94%	0.77%		1.31%[f]		27%
8/31/2016[l]	$10.72	$0.16	$0.38	$0.54	$(0.15)	$—	$(0.15)	$—	$11.11	5.02%		$46.7	0.96%	0.78%		1.49%		30%
8/31/2015[l]	$11.32	$0.14	$(0.53)	$(0.39)	$(0.21)	$—	$(0.21)	$—	$10.72	(3.49)%		$32.7	0.99%	0.77	%§	1.24%		25%
Period from 9/3/2013 to 8/31/2014[l]	$10.17	$0.08	$1.18	$1.26	$(0.11)	$—	$(0.11)	$0.00	$11.32	12.46	%*[c]	$21.9	1.12%**	0.79	%*	0.73	%**	34%[d]

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund
Trust Class
2/28/2018 (Unaudited)	$12.43	$(0.02)	$0.86	$0.84	$(0.10)	$—	$(0.10)	$—	$13.17	6.80%*	$8.3	1.33%**	1.16%**	(0.31	)%**	14%*
8/31/2017	$10.88	$0.10	$1.57	$1.67	$(0.12)	$—	$(0.12)	$—	$12.43	15.57%	$8.2	1.34%	1.18%	0.90%		27%
8/31/2016	$10.59	$0.11	$0.27	$0.38	$(0.09)	$—	$(0.09)	$—	$10.88	3.65%	$7.8	1.39%	1.25%	1.06%		22%
8/31/2015	$11.21	$0.09	$(0.59)	$(0.50)	$(0.12)	$—	$(0.12)	$—	$10.59	(4.47)%	$10.2	1.33%	1.25%	0.76%		24%
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$(0.10)	$0.00	$11.21	11.56%[c]	$13.0	1.33%	1.25%	1.19%		27%
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$(0.11)	$—	$10.14	12.17%	$13.9	1.37%	1.25%	1.05%		50%
Institutional Class
2/28/2018 (Unaudited)	$12.42	$0.00	$0.85	$0.85	$(0.14)	$—	$(0.14)	$—	$13.13	6.90%*	$219.9	0.90%**	0.81%**	0.04	%**	14%*
8/31/2017	$10.86	$0.14	$1.58	$1.72	$(0.16)	$—	$(0.16)	$—	$12.42	16.13%	$214.4	0.90%	0.83%	1.27%		27%
8/31/2016	$10.58	$0.16	$0.25	$0.41	$(0.13)	$—	$(0.13)	$—	$10.86	3.94%	$211.7	0.94%	0.90%	1.51%		22%
8/31/2015	$11.21	$0.13	$(0.60)	$(0.47)	$(0.16)	$—	$(0.16)	$—	$10.58	(4.18)%	$216.4	0.93%	0.90%	1.16%		24%
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$(0.14)	$0.00	$11.21	11.98%[c]	$211.6	0.93%	0.90%	1.58%		27%
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$(0.14)	$—	$10.14	12.56%	$200.6	0.97%	0.90%	1.44%		50%
Class A
2/28/2018 (Unaudited)	$12.34	$(0.02)	$0.85	$0.83	$(0.10)	$—	$(0.10)	$—	$13.07	6.75%*	$4.0	1.27%**	1.17%**	(0.32	)%**	14%*
8/31/2017	$10.80	$0.10	$1.56	$1.66	$(0.12)	$—	$(0.12)	$—	$12.34	15.60%	$4.9	1.27%	1.19%	0.87%		27%
8/31/2016	$10.51	$0.13	$0.26	$0.39	$(0.10)	$—	$(0.10)	$—	$10.80	3.69%	$4.6	1.33%	1.24%	1.25%		22%
8/31/2015	$11.14	$0.08	$(0.59)	$(0.51)	$(0.12)	$—	$(0.12)	$—	$10.51	(4.62)%	$3.8	1.31%	1.24%	0.71%		24%
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$(0.10)	$0.00	$11.14	11.69%[c]	$9.3	1.30%	1.24%	1.25%		27%
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$(0.11)	$—	$10.07	12.08%	$9.3	1.36%	1.24%	1.16%		50%
Class C
2/28/2018 (Unaudited)	$12.16	$(0.07)	$0.84	$0.77	$(0.01)	$—	$(0.01)	$—	$12.92	6.35%*	$2.6	2.01%**	1.92%**	(1.07	)%**	14%*
8/31/2017	$10.64	$0.02	$1.54	$1.56	$(0.04)	$—	$(0.04)	$—	$12.16	14.70%	$2.5	2.02%	1.94%	0.16%		27%
8/31/2016	$10.36	$0.04	$0.26	$0.30	$(0.02)	$—	$(0.02)	$—	$10.64	2.89%	$3.2	2.06%	2.00%	0.39%		22%
8/31/2015	$10.97	$0.01	$(0.58)	$(0.57)	$(0.04)	$—	$(0.04)	$—	$10.36	(5.23)%	$3.7	2.04%	2.00%	0.06%		24%
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$(0.03)	$0.00	$10.97	10.79%[c]	$4.6	2.05%	2.00%	0.42%		27%
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$(0.06)	$—	$9.93	11.23%	$4.0	2.09%	2.00%	0.36%		50%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Select Fund (cont'd)
Class R3
2/28/2018 (Unaudited)	$12.22	$(0.04)	$0.85	$0.81	$(0.07)	$—	$(0.07)	$—	$12.96	6.65	%*	$3.7	1.51	%**	1.42	%**	(0.56	)%**	14	%*
8/31/2017	$10.71	$0.08	$1.53	$1.61	$(0.10)	$—	$(0.10)	$—	$12.22	15.26%		$5.0	1.52%		1.44%		0.70%		27%
8/31/2016	$10.43	$0.10	$0.25	$0.35	$(0.07)	$—	$(0.07)	$—	$10.71	3.33%		$3.8	1.57%		1.51%		0.95%		22%
8/31/2015	$11.05	$0.06	$(0.58)	$(0.52)	$(0.10)	$—	$(0.10)	$—	$10.43	(4.71)%		$3.4	1.55%		1.51%		0.56%		24%
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$(0.09)	$0.00	$11.05	11.35%[c]		$2.2	1.55%		1.51%		1.03%		27%
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$(0.09)	$—	$10.01	11.83%		$2.6	1.60%		1.51%		0.74%		50%
Class R6
2/28/2018 (Unaudited)	$12.42	$0.01	$0.85	$0.86	$(0.15)	$—	$(0.15)	$—	$13.13	6.97	%*	$9.6	0.83	%**	0.74	%**	0.11	%**	14	%*
Period from 4/17/2017^ to 8/31/2017	$11.12	$0.08	$1.22	$1.30	$—	$—	$—	$—	$12.42	11.69	%*	$9.6	0.79	%**	0.73	%**	1.70	%**	27%[d]
International Small Cap Fund
Institutional Class
2/28/2018 (Unaudited)	$12.74	$(0.03)	$1.34	$1.31	$(0.17)	$(0.72)	$(0.89)	$—	$13.16	10.57	%*	$6.2	10.72	%**	1.05	%**	(0.42	)%**	14	%*
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40	%*	$0.8	29.10	%**‡	1.05	%**‡	0.93	%**‡	43	%*
Class A
2/28/2018 (Unaudited)	$12.70	$(0.03)	$1.32	$1.29	$(0.12)	$(0.72)	$(0.84)	$—	$13.15	10.44	%*	$0.3	14.72	%**	1.41	%**	(0.52	)%**	14	%*
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.11	$2.59	$2.70	$—	$—	$—	$—	$12.70	27.00	%*	$0.3	29.48	%**‡	1.41	%**‡	1.21	%**‡	43	%*
Class C
2/28/2018 (Unaudited)	$12.63	$(0.08)	$1.32	$1.24	$(0.06)	$(0.72)	$(0.78)	$—	$13.09	10.08	%*	$0.1	15.13	%**	2.16	%**	(1.28	)%**	14	%*
Period from 12/8/2016^ to 8/31/2017	$10.00	$(0.02)	$2.65	$2.63	$—	$—	$—	$—	$12.63	26.30	%*	$0.1	30.21	%**‡	2.16	%**‡	(0.19	)%** ‡	43	%*
Class R6
2/28/2018 (Unaudited)	$12.74	$(0.01)	$1.34	$1.33	$(0.18)	$(0.72)	$(0.90)	$—	$13.17	10.72	%*	$0.3	14.05	%**	0.98	%**	(0.10	)%**	14	%*
Period from 12/8/2016^ to 8/31/2017	$10.00	$0.08	$2.66	$2.74	$—	$—	$—	$—	$12.74	27.40	%*	$0.3	29.02	%**‡	0.98	%**‡	0.99	%**‡	43	%*

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Intrinsic Value Fund
Institutional Class
2/28/2018 (Unaudited)	$16.12	$(0.03)	$1.11	$1.08	$—	$(0.85)	$(0.85)	$—	$16.35	6.72%*	$764.5	1.00%**	1.00	%**§	(0.37	)%**	10%*
8/31/2017	$14.02	$(0.05)	$2.36	$2.31	$—	$(0.21)	$(0.21)	$—	$16.12	16.59%	$841.9	1.03%	1.00%		(0.35)%		26%
8/31/2016	$14.34	$(0.05)	$0.43	$0.38	$—	$(0.70)	$(0.70)	$—	$14.02	2.96%	$611.3	1.08%	1.00%		(0.38)%		17%
8/31/2015	$14.98	$(0.06)	$0.21	$0.15	$—	$(0.79)	$(0.79)	$—	$14.34	1.36%	$420.3	1.10%	1.00%		(0.41)%		22%
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$(0.57)	$0.00	$14.98	21.74%[c]	$252.0	1.13%	1.00%		(0.40)%		24%
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$(0.18)	$—	$12.81	26.94%	$182.6	1.18%	1.00%		0.42%		25%
Class A
2/28/2018 (Unaudited)	$15.67	$(0.06)	$1.08	$1.02	$—	$(0.85)	$(0.85)	$—	$15.84	6.53%*	$17.4	1.41%**	1.36	%**	(0.75	)%**	10%*
8/31/2017	$13.68	$(0.10)	$2.30	$2.20	$—	$(0.21)	$(0.21)	$—	$15.67	16.20%	$18.2	1.43%	1.36%		(0.68)%		26%
8/31/2016	$14.06	$(0.10)	$0.42	$0.32	$—	$(0.70)	$(0.70)	$—	$13.68	2.58%	$44.5	1.48%	1.36%		(0.72)%		17%
8/31/2015	$14.76	$(0.11)	$0.20	$0.09	$—	$(0.79)	$(0.79)	$—	$14.06	0.96%	$44.3	1.50%	1.36%		(0.77)%		22%
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$(0.00)	$(0.54)	$(0.54)	$0.00	$14.76	21.31%[c]	$13.5	1.51%	1.36%		(0.77)%		24%
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$(0.18)	$—	$12.65	26.61%	$13.9	1.58%	1.36%		0.01%		25%
Class C
2/28/2018 (Unaudited)	$14.76	$(0.11)	$1.01	$0.90	$—	$(0.85)	$(0.85)	$—	$14.81	6.11%*	$22.8	2.12%**	2.11	%**	(1.49	)%**	10%*
8/31/2017	$12.99	$(0.20)	$2.18	$1.98	$—	$(0.21)	$(0.21)	$—	$14.76	15.36%	$22.4	2.15%	2.11%		(1.45)%		26%
8/31/2016	$13.48	$(0.18)	$0.39	$0.21	$—	$(0.70)	$(0.70)	$—	$12.99	1.85%	$25.2	2.20%	2.11%		(1.47)%		17%
8/31/2015	$14.29	$(0.21)	$0.19	$(0.02)	$—	$(0.79)	$(0.79)	$—	$13.48	0.19%	$25.8	2.22%	2.11%		(1.52)%		22%
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$(0.54)	$0.00	$14.29	20.40%[c]	$12.7	2.26%	2.11%		(1.51)%		24%
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$(0.18)	$—	$12.35	25.62%	$10.3	2.31%	2.11%		(0.70)%		25%
Large Cap Value Fund
Investor Class
2/28/2018 (Unaudited)	$31.61	$0.20	$1.52	$1.72	$(0.40)	$(2.27)	$(2.67)	$—	$30.66	5.31%*	$1,130.4	0.86%**	0.86	%**	1.24	%**	66%*
8/31/2017	$28.25	$0.40	$4.03	$4.43	$(0.20)	$(0.87)	$(1.07)	$—	$31.61	15.88%[h]	$1,148.5	0.87%	0.86%[f]		1.31%[f]		74%
8/31/2016	$27.46	$0.31	$2.85	$3.16	$(0.31)	$(2.06)	$(2.37)	$—	$28.25	13.16%	$1,069.8	0.90%	0.90%		1.20%		126%
8/31/2015	$33.92	$0.33	$(2.51)	$(2.18)	$(0.29)	$(3.99)	$(4.28)	$—	$27.46	(7.19)%	$1,045.6	0.86%	0.86%		1.08%		153%
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$(5.44)	$0.00	$33.92	23.57%[c]	$1,238.3	0.85%	0.85%		1.04%		104%
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$(0.36)	$—	$32.40	24.05%	$1,149.7	0.86%	0.86%		1.19%		159%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Trust Class
2/28/2018 (Unaudited)[k]	$31.63	$0.17	$1.52	$1.69	$(0.35)	$(2.27)	$(2.62)	$—	$30.70	5.21%*	$72.4	1.05%**	1.05	%**	1.05%**	66%*
8/31/2017[k]	$28.84	$0.36	$4.10	$4.46	$(0.30)	$(1.37)	$(1.67)	$—	$31.63	15.77%[h]	$75.0	1.05%	1.01%[f]		1.16%[f]	74%
8/31/2016[k]	$29.40	$0.28	$2.83	$3.11	$(0.44)	$(3.23)	$(3.67)	$—	$28.84	12.97%	$77.6	1.07%	1.07%		1.03%	126%
8/31/2015[k]	$38.50	$0.30	$(2.73)	$(2.43)	$(0.41)	$(6.26)	$(6.67)	$—	$29.40	(7.40)%	$108.2	1.05%	1.05%		0.88%	153%
8/31/2014[k]	$38.91	$0.31	$7.74	$8.05	$(0.58)	$(7.88)	$(8.46)	$0.00	$38.50	23.36%[c]	$141.1	1.05%	1.05%		0.83%	104%
8/31/2013[k]	$31.85	$0.36	$7.12	$7.48	$(0.42)	$—	$(0.42)	$—	$38.91	23.76%	$156.6	1.06%	1.06%		1.01%	159%
Advisor Class
2/28/2018 (Unaudited)[k]	$31.62	$0.14	$1.54	$1.68	$(0.31)	$(2.27)	$(2.58)	$—	$30.72	5.17%*	$135.7	1.20%**	1.20	%**	0.90%**	66%*
8/31/2017[k]	$29.45	$0.30	$4.15	$4.45	$(0.41)	$(1.87)	$(2.28)	$—	$31.62	15.51%[h]	$144.1	1.20%	1.19%[f]		0.98%[f]	74%
8/31/2016[k]	$31.41	$0.24	$2.83	$3.07	$(0.61)	$(4.42)	$(5.03)	$—	$29.45	12.81%	$145.9	1.22%	1.22%		0.88%	126%
8/31/2015[k]	$43.19	$0.26	$(2.94)	$(2.68)	$(0.54)	$(8.56)	$(9.10)	$—	$31.41	(7.55)%	$162.3	1.20%	1.20%		0.73%	153%
8/31/2014[k]	$45.58	$0.30	$8.85	$9.15	$(0.76)	$(10.78)	$(11.54)	$0.00	$43.19	23.17%[c]	$216.1	1.20%	1.20%		0.69%	104%
8/31/2013[k]	$37.48	$0.37	$8.35	$8.72	$(0.62)	$—	$(0.62)	$—	$45.58	23.58%	$205.3	1.21%	1.21%		0.86%	159%
Institutional Class
2/28/2018 (Unaudited)[k]	$31.60	$0.23	$1.53	$1.76	$(0.45)	$(2.27)	$(2.72)	$—	$30.64	5.43%*	$96.2	0.70%**	0.70	%**§	1.42%**	66%*
8/31/2017[k]	$28.25	$0.45	$4.02	$4.47	$(0.26)	$(0.86)	$(1.12)	$—	$31.60	16.04%[h]	$80.6	0.70%	0.69	%f§	1.50%[f]	74%
8/31/2016[k]	$27.42	$0.35	$2.85	$3.20	$(0.33)	$(2.04)	$(2.37)	$—	$28.25	13.38%	$56.2	0.71%	0.70%		1.38%	126%
8/31/2015[k]	$33.84	$0.37	$(2.49)	$(2.12)	$(0.34)	$(3.96)	$(4.30)	$—	$27.42	(7.03)%	$86.4	0.70%	0.70	%§	1.19%	153%
8/31/2014[k]	$32.30	$0.38	$6.60	$6.98	$(0.46)	$(4.98)	$(5.44)	$0.00	$33.84	23.74%[c]	$143.5	0.70%	0.70	%§	1.18%	104%
8/31/2013[k]	$26.38	$0.41	$5.92	$6.33	$(0.41)	$—	$(0.41)	$—	$32.30	24.26%	$32.3	0.70%	0.70%		1.36%	159%
Class A
2/28/2018 (Unaudited)[k]	$31.62	$0.16	$1.53	$1.69	$(0.34)	$(2.27)	$(2.61)	$—	$30.70	5.21%*	$3.2	1.07%**	1.07	%**	0.98%**	66%*
8/31/2017[k]	$28.87	$0.34	$4.09	$4.43	$(0.31)	$(1.37)	$(1.68)	$—	$31.62	15.65%[h]	$3.8	1.07%	1.07%[f]		1.11%[f]	74%
8/31/2016[k]	$29.47	$0.27	$2.83	$3.10	$(0.46)	$(3.24)	$(3.70)	$—	$28.87	12.94%	$3.2	1.09%	1.09%		1.02%	126%
8/31/2015[k]	$38.61	$0.32	$(2.77)	$(2.45)	$(0.42)	$(6.27)	$(6.69)	$—	$29.47	(7.44)%	$2.9	1.09%	1.09%		0.96%	153%
8/31/2014[k]	$39.05	$0.30	$7.77	$8.07	$(0.61)	$(7.90)	$(8.51)	$0.00	$38.61	23.31%[c]	$2.7	1.08%	1.08	%§	0.78%	104%
8/31/2013[k]	$31.56	$0.35	$7.14	$7.49	$—	$—	$—	$—	$39.05	23.72%	$1.6	1.11%	1.11%		0.97%	159%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class C
2/28/2018 (Unaudited)[k]	$31.67	$0.05	$1.52	$1.57	$(0.16)	$(2.27)	$(2.43)	$—	$30.81	4.82%*	$2.1	1.81%**	1.81	%**	0.29	%**	66%*
8/31/2017[k]	$29.66	$0.11	$4.18	$4.29	$(0.29)	$(1.99)	$(2.28)	$—	$31.67	14.84%[h]	$2.3	1.81%	1.81%[f]		0.36%[f]		74%
8/31/2016[k]	$31.83	$0.07	$2.83	$2.90	$(0.37)	$(4.70)	$(5.07)	$—	$29.66	12.09%	$2.1	1.83%	1.83%		0.26%		126%
8/31/2015[k]	$44.30	$0.04	$(3.01)	$(2.97)	$(0.39)	$(9.11)	$(9.50)	$—	$31.83	(8.11)%	$2.7	1.82%	1.82	%§	0.11%		153%
8/31/2014[k]	$47.34	$0.00	$9.16	$9.16	$(0.74)	$(11.46)	$(12.20)	$0.00	$44.30	22.37%[c]	$3.0	1.86%	1.86	%§	0.03%		104%
8/31/2013[k]	$39.26	$0.05	$8.79	$8.84	$(0.76)	$—	$(0.76)	$—	$47.34	22.87%	$1.2	1.86%	1.86	%§	0.10%		159%
Class R3
2/28/2018 (Unaudited)[k]	$31.63	$0.12	$1.53	$1.65	$(0.26)	$(2.27)	$(2.53)	$—	$30.75	5.08%*	$0.2	1.36%**	1.36	%**§	0.74	%**	66%*
8/31/2017[k]	$29.46	$0.28	$4.12	$4.40	$(0.39)	$(1.84)	$(2.23)	$—	$31.63	15.27%[h]	$0.2	1.43%	1.36%[f]		0.90%[f]		74%
8/31/2016[k]	$31.34	$0.21	$2.81	$3.02	$(0.55)	$(4.35)	$(4.90)	$—	$29.46	12.58%	$0.1	1.54%	1.36%		0.75%		126%
8/31/2015[k]	$42.97	$0.19	$(2.92)	$(2.73)	$(0.46)	$(8.44)	$(8.90)	$—	$31.34	(7.64)%	$0.1	1.51%	1.36%		0.53%		153%
8/31/2014[k]	$45.27	$0.23	$8.80	$9.03	$(0.72)	$(10.61)	$(11.33)	$0.00	$42.97	22.94%[c]	$0.1	1.43%	1.36%		0.53%		104%
8/31/2013[k]	$36.67	$0.19	$8.41	$8.60	$—	$—	$—	$—	$45.27	23.47%	$0.1	1.42%	1.36%		0.46%		159%
Mid Cap Growth Fund
Investor Class
2/28/2018 (Unaudited)[k]	$14.61	$(0.02)	$1.99	$1.97	$—	$(1.32)	$(1.32)	$—	$15.26	13.84%*	$489.4	0.90%**	0.90	%**	(0.30	)%**	26%*
8/31/2017[k]	$13.25	$(0.04)	$2.04	$2.00	$—	$(0.64)	$(0.64)	$—	$14.61	15.80%[h]	$445.9	0.93%	0.91%[f]		(0.28)%[f]		47%
8/31/2016[k]	$14.70	$(0.04)	$(0.27)	$(0.31)	$—	$(1.15)	$(1.15)	$0.01	$13.25	(1.70)%[e]	$415.1	0.95%	0.95%		(0.34)%		63%
8/31/2015[k]	$15.07	$(0.07)	$1.51	$1.44	$—	$(1.81)	$(1.81)	$—	$14.70	10.74%	$437.5	0.92%	0.92%		(0.50)%		50%
8/31/2014[k]	$13.73	$(0.07)	$2.41	$2.34	$—	$(1.00)	$(1.00)	$0.00	$15.07	17.54%[c]	$415.6	0.93%	0.93%		(0.47)%		63%
8/31/2013[k]	$12.32	$(0.04)	$2.14	$2.10	$—	$(0.69)	$(0.69)	$—	$13.73	18.03%	$377.8	0.98%	0.98%		(0.30)%		46%
Trust Class
2/28/2018 (Unaudited)[k]	$14.62	$(0.03)	$1.99	$1.96	$—	$(1.32)	$(1.32)	$—	$15.26	13.82%*	$68.0	0.96%**	0.96	%**	(0.35	)%**	26%*
8/31/2017[k]	$12.98	$(0.04)	$2.04	$2.00	$—	$(0.36)	$(0.36)	$—	$14.62	15.75%[h]	$52.0	0.97%	0.97%[f]		(0.34)%[f]		47%
8/31/2016[k]	$13.91	$(0.05)	$(0.25)	$(0.30)	$—	$(0.65)	$(0.65)	$0.02	$12.98	(1.77)%[e]	$66.7	0.98%	0.98%		(0.37)%		63%
8/31/2015[k]	$13.58	$(0.08)	$1.43	$1.35	$—	$(1.02)	$(1.02)	$—	$13.91	10.73%	$91.7	0.99%	0.99%		(0.58)%		50%
8/31/2014[k]	$12.07	$(0.07)	$2.13	$2.06	$—	$(0.55)	$(0.55)	$0.00	$13.58	17.40%[c]	$69.6	1.00%	1.00%		(0.54)%		63%
8/31/2013[k]	$10.61	$(0.04)	$1.88	$1.84	$—	$(0.38)	$(0.38)	$—	$12.07	18.02%	$54.9	1.04%	1.04%		(0.38)%		46%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Advisor Class
2/28/2018 (Unaudited)[k]	$14.62	$(0.05)	$1.99	$1.94	$—	$(1.32)	$(1.32)	$—	$15.24	13.64%*	$15.2	1.22%**	1.22	%**	(0.61	)%**	26%*
8/31/2017[k]	$13.01	$(0.08)	$2.05	$1.97	$—	$(0.36)	$(0.36)	$—	$14.62	15.47%[h]	$12.4	1.23%	1.23%[f]		(0.60)%[f]		47%
8/31/2016[k]	$13.97	$(0.08)	$(0.25)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.01	(2.04)%[e]	$11.5	1.24%	1.24%		(0.63)%		63%
8/31/2015[k]	$13.66	$(0.12)	$1.44	$1.32	$—	$(1.01)	$(1.01)	$—	$13.97	10.39%	$10.7	1.25%	1.25%		(0.84)%		50%
8/31/2014[k]	$12.14	$(0.10)	$2.15	$2.05	$—	$(0.53)	$(0.53)	$0.00	$13.66	17.16%[c]	$10.3	1.26%	1.26%		(0.81)%		63%
8/31/2013[k]	$10.65	$(0.07)	$1.89	$1.82	$—	$(0.33)	$(0.33)	$—	$12.14	17.64%	$11.7	1.30%	1.30%		(0.62)%		46%
Institutional Class
2/28/2018 (Unaudited)	$14.61	$(0.01)	$1.99	$1.98	$—	$(1.32)	$(1.32)	$—	$15.27	13.94%*	$340.5	0.71%**	0.71	%**	(0.10	)%**	26%*
8/31/2017	$13.20	$(0.01)	$2.04	$2.03	$—	$(0.62)	$(0.62)	$—	$14.61	16.03%[h]	$321.5	0.72%	0.72%[f]		(0.09)%[f]		47%
8/31/2016	$14.59	$(0.02)	$(0.27)	$(0.29)	$—	$(1.12)	$(1.12)	$0.02	$13.20	(1.52)%[e]	$307.6	0.75%	0.75	%§	(0.14)%		63%
8/31/2015	$14.89	$(0.05)	$1.51	$1.46	$—	$(1.76)	$(1.76)	$—	$14.59	10.98%	$423.3	0.75%	0.75	%§	(0.34)%		50%
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$(1.00)	$0.00	$14.89	17.74%[c]	$382.5	0.75%	0.75%		(0.29)%		63%
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$(0.70)	$—	$13.56	18.32%	$258.6	0.79%	0.75%		(0.07)%		46%
Class A
2/28/2018 (Unaudited)[k]	$14.62	$(0.04)	$1.99	$1.95	$—	$(1.32)	$(1.32)	$—	$15.25	13.73%*	$47.0	1.08%**	1.08	%**	(0.48	)%**	26%*
8/31/2017[k]	$13.00	$(0.06)	$2.04	$1.98	$—	$(0.36)	$(0.36)	$—	$14.62	15.58%[h]	$54.4	1.11%	1.11	%f§	(0.49)%[f]		47%
8/31/2016[k]	$13.95	$(0.06)	$(0.25)	$(0.31)	$—	$(0.66)	$(0.66)	$0.02	$13.00	(1.91)%[e]	$76.9	1.11%	1.11	%§	(0.51)%		63%
8/31/2015[k]	$13.64	$(0.09)	$1.43	$1.34	$—	$(1.03)	$(1.03)	$—	$13.95	10.55%	$102.3	1.11%	1.11	%§	(0.69)%		50%
8/31/2014[k]	$12.13	$(0.09)	$2.15	$2.06	$—	$(0.55)	$(0.55)	$—	$13.64	17.33%[c]	$100.7	1.13%	1.11%		(0.65)%		63%
8/31/2013[k]	$10.66	$(0.05)	$1.89	$1.84	$—	$(0.37)	$(0.37)	$—	$12.13	17.91%	$89.0	1.18%	1.11%		(0.44)%		46%
Class C
2/28/2018 (Unaudited)[k]	$14.64	$(0.10)	$1.99	$1.89	$—	$(1.32)	$(1.32)	$—	$15.21	13.28%*	$10.5	1.86%**	1.86	%**§	(1.26	)%**	26%*
8/31/2017[k]	$13.13	$(0.17)	$2.05	$1.88	$—	$(0.37)	$(0.37)	$—	$14.64	14.69%	$9.7	1.86%	1.86	%§	(1.24)%		47%
8/31/2016[k]	$14.20	$(0.16)	$(0.25)	$(0.41)	$—	$(0.67)	$(0.67)	$0.01	$13.13	(2.62)%[e]	$10.9	1.88%	1.86%		(1.24)%		63%
8/31/2015[k]	$13.99	$(0.20)	$1.47	$1.27	$—	$(1.06)	$(1.06)	$—	$14.20	9.72%	$8.4	1.88%	1.86%		(1.45)%		50%
8/31/2014[k]	$12.47	$(0.18)	$2.20	$2.02	$—	$(0.50)	$(0.50)	$0.00	$13.99	16.46%[c]	$6.0	1.91%	1.86%		(1.40)%		63%
8/31/2013[k]	$10.97	$(0.13)	$1.95	$1.82	$—	$(0.32)	$(0.32)	$—	$12.47	17.05%	$4.4	1.95%	1.86%		(1.20)%		46%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class R3
2/28/2018 (Unaudited)[k]	$14.63	$(0.06)	$1.99	$1.93	$—	$(1.32)	$(1.32)	$—	$15.24	13.59%*	$13.9	1.36%**	1.36	%**§	(0.76	)%**	26%*
8/31/2017[k]	$13.04	$(0.10)	$2.05	$1.95	$—	$(0.36)	$(0.36)	$—	$14.63	15.30%	$13.2	1.36%	1.36%		(0.73)%		47%
8/31/2016[k]	$14.00	$(0.09)	$(0.24)	$(0.33)	$—	$(0.64)	$(0.64)	$0.01	$13.04	(2.12)%[e]	$13.7	1.38%	1.36%		(0.74)%		63%
8/31/2015[k]	$13.71	$(0.13)	$1.44	$1.31	$—	$(1.02)	$(1.02)	$—	$14.00	10.29%	$12.7	1.37%	1.36%		(0.95)%		50%
8/31/2014[k]	$12.19	$(0.12)	$2.16	$2.04	$—	$(0.52)	$(0.52)	$0.00	$13.71	17.02%[c]	$8.3	1.38%	1.36%		(0.90)%		63%
8/31/2013[k]	$10.72	$(0.07)	$1.90	$1.83	$—	$(0.36)	$(0.36)	$—	$12.19	17.63%	$5.6	1.43%	1.36%		(0.68)%		46%
Class R6
2/28/2018 (Unaudited)[k]	$14.61	$(0.00)	$1.98	$1.98	$—	$(1.32)	$(1.32)	$—	$15.27	13.93%*	$338.4	0.64%**	0.64	%**	(0.03	)%**	26%*
8/31/2017[k]	$13.19	$(0.00)	$2.04	$2.04	$—	$(0.62)	$(0.62)	$—	$14.61	16.13%[h]	$262.4	0.65%	0.65%[f]		(0.02)%[f]		47%
8/31/2016[k]	$14.56	$(0.00)	$(0.26)	$(0.26)	$—	$(1.12)	$(1.12)	$0.01	$13.19	(1.44)%[e]	$193.7	0.66%	0.66%		(0.02)%		63%
8/31/2015[k]	$14.85	$(0.04)	$1.50	$1.46	$—	$(1.75)	$(1.75)	$—	$14.56	11.04%	$88.6	0.67%	0.67	%§	(0.26)%		50%
8/31/2014[k]	$13.52	$(0.03)	$2.37	$2.34	$—	$(1.01)	$(1.01)	$0.00	$14.85	17.89%[c]	$22.5	0.68%	0.68%		(0.21)%		63%
Period from 3/15/2013^ to 8/31/2013[k]	$12.72	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$13.52	6.26%*	$0.1	7.22%**	0.68	%**	(0.13	)%**	46%[d]
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2018 (Unaudited)	$22.98	$0.05	$1.39	$1.44	$(0.11)	$(1.44)	$(1.55)	$—	$22.87	6.38%*	$40.4	1.21%**	1.15	%**	0.43	%**	19%*
8/31/2017	$19.71	$0.23	$3.15	$3.38	$(0.11)	$—	$(0.11)	$—	$22.98	17.19%[h]	$40.3	1.25%	1.01%[f]		1.06%[f]		31%
8/31/2016	$20.99	$0.16	$0.79	$0.95	$(0.10)	$(2.13)	$(2.23)	$—	$19.71	5.85%	$37.9	1.30%	1.15%		0.86%		29%
8/31/2015	$23.56	$0.08	$(0.36)	$(0.28)	$(0.21)	$(2.08)	$(2.29)	$—	$20.99	(1.09)%	$42.1	1.24%	1.05%		0.37%		50%
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$(1.19)	$0.00	$23.56	22.84%[c]	$43.4	1.31%	0.98%		1.21%		34%
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$(0.12)	$—	$20.29	28.58%	$45.9	1.40%	1.09%		1.45%		33%
Trust Class
2/28/2018 (Unaudited)	$18.86	$0.03	$1.15	$1.18	$(0.09)	$(1.44)	$(1.53)	$—	$18.51	6.36%*	$10.7	1.38%**	1.25	%**	0.32	%**	19%*
8/31/2017	$16.24	$0.15	$2.58	$2.73	$(0.11)	$—	$(0.11)	$—	$18.86	16.85%[h]	$10.9	1.43%	1.25	%f§	0.82%[f]		31%
8/31/2016	$17.71	$0.12	$0.64	$0.76	$(0.10)	$(2.13)	$(2.23)	$—	$16.24	5.80%	$10.3	1.48%	1.25%		0.77%		29%
8/31/2015	$20.24	$0.03	$(0.32)	$(0.29)	$(0.16)	$(2.08)	$(2.24)	$—	$17.71	(1.31)%	$11.9	1.48%	1.25%		0.17%		50%
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$(1.16)	$0.00	$20.24	22.47%[c]	$14.4	1.57%	1.25	%§	0.97%		34%
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$(0.11)	$—	$17.61	28.45%	$13.0	1.66%	1.25%		1.26%		33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Institutional Class
2/28/2018 (Unaudited)	$23.00	$0.08	$1.40	$1.48	$(0.17)	$(1.44)	$(1.61)	$—	$22.87	6.54%*	$47.7	1.03%**	0.85%**	0.69	%**	19%*
8/31/2017	$19.75	$0.26	$3.16	$3.42	$(0.17)	$—	$(0.17)	$—	$23.00	17.40%[h]	$29.1	1.05%	0.85%[f]	1.19%[f]		31%
8/31/2016	$21.02	$0.22	$0.79	$1.01	$(0.15)	$(2.13)	$(2.28)	$—	$19.75	6.18%	$22.7	1.09%	0.85%	1.18%		29%
8/31/2015	$23.59	$0.13	$(0.37)	$(0.24)	$(0.25)	$(2.08)	$(2.33)	$—	$21.02	(0.90)%	$34.0	1.07%	0.85%	0.59%		50%
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$(1.24)	$0.00	$23.59	22.99%[c]	$18.0	1.17%	0.85%§	1.48%		34%
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$(0.17)	$—	$20.33	28.96%	$4.6	1.23%	0.85%	1.73%		33%
Class A
2/28/2018 (Unaudited)	$18.84	$0.03	$1.14	$1.17	$(0.08)	$(1.44)	$(1.52)	$—	$18.49	6.36%*	$10.0	1.39%**	1.21%**	0.36	%**	19%*
8/31/2017	$16.21	$0.16	$2.58	$2.74	$(0.11)	$—	$(0.11)	$—	$18.84	16.95%[h]	$8.6	1.43%	1.21%[f]	0.89%[f]		31%
8/31/2016	$17.70	$0.13	$0.62	$0.75	$(0.11)	$(2.13)	$(2.24)	$—	$16.21	5.76%	$13.3	1.49%	1.21%	0.81%		29%
8/31/2015	$20.24	$0.04	$(0.32)	$(0.28)	$(0.18)	$(2.08)	$(2.26)	$—	$17.70	(1.25)%	$14.8	1.47%	1.21%	0.20%		50%
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$(1.17)	$0.00	$20.24	22.60%[c]	$5.2	1.53%	1.21%§	0.96%		34%
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$(0.12)	$—	$17.60	28.43%	$2.7	1.65%	1.21%	1.45%		33%
Class C
2/28/2018 (Unaudited)	$18.37	$(0.04)	$1.11	$1.07	$(0.00)	$(1.44)	$(1.44)	$—	$18.00	5.95%*	$2.5	2.15%**	1.96%**	(0.39	)%**	19%*
8/31/2017	$15.88	$0.03	$2.52	$2.55	$(0.06)	$—	$(0.06)	$—	$18.37	16.09%[h]	$2.5	2.18%	1.96%[f]	0.15%[f]		31%
8/31/2016	$17.45	$0.01	$0.61	$0.62	$(0.06)	$(2.13)	$(2.19)	$—	$15.88	5.01%	$3.7	2.23%	1.96%	0.05%		29%
8/31/2015	$20.00	$(0.10)	$(0.31)	$(0.41)	$(0.06)	$(2.08)	$(2.14)	$—	$17.45	(2.02)%	$3.5	2.20%	1.96%	(0.53)%		50%
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$(1.07)	$0.00	$20.00	21.64%[c]	$1.9	2.28%	1.96%§	0.24%		34%
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$(0.01)	$—	$17.44	27.51%	$1.3	2.35%	1.96%	0.54%		33%
Class R3
2/28/2018 (Unaudited)	$18.78	$0.01	$1.14	$1.15	$(0.05)	$(1.44)	$(1.49)	$—	$18.44	6.27%*	$2.2	1.65%**	1.46%**	0.11	%**	19%*
8/31/2017	$16.19	$0.11	$2.57	$2.68	$(0.09)	$—	$(0.09)	$—	$18.78	16.62%	$1.5	1.69%	1.46%	0.63%		31%
8/31/2016	$17.70	$0.09	$0.62	$0.71	$(0.09)	$(2.13)	$(2.22)	$—	$16.19	5.54%	$1.4	1.75%	1.46%	0.56%		29%
8/31/2015	$20.23	$0.00	$(0.32)	$(0.32)	$(0.13)	$(2.08)	$(2.21)	$—	$17.70	(1.49)%	$1.2	1.73%	1.46%	0.03%		50%
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$(1.12)	$0.00	$20.23	22.23%[c]	$0.4	1.80%	1.46%	0.80%		34%
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$(0.08)	$—	$17.59	28.22%	$0.8	1.86%	1.46%	0.85%		33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Multi-Cap Opportunities Fund
Institutional Class
2/28/2018 (Unaudited)	$18.67	$0.05	$2.17	$2.22	$(0.11)	$(1.84)	$(1.95)	$—	$18.94	12.16%*	$1,819.2	0.73%**	0.73%**	0.56	%**	13%*
8/31/2017	$16.08	$0.12	$3.06	$3.18	$(0.14)	$(0.45)	$(0.59)	$—	$18.67	20.27%[h]	$1,828.2	0.75%	0.75%[f]	0.68%[f]		23%
8/31/2016	$15.31	$0.15	$1.18	$1.33	$(0.15)	$(0.41)	$(0.56)	$—	$16.08	8.94%	$1,757.2	0.76%	0.76%	0.99%		18%
8/31/2015	$16.27	$0.13	$(0.43)	$(0.30)	$(0.15)	$(0.51)	$(0.66)	$—	$15.31	(1.80)%	$2,191.4	0.73%	0.73%	0.84%		27%
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$(0.33)	$0.00	$16.27	22.65%[c]	$2,566.4	0.74%	0.74%	1.06%		17%
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$(0.23)	$—	$13.56	28.57%	$1,430.7	0.85%	0.85%§	1.38%		11%
Class A
2/28/2018 (Unaudited)	$18.53	$0.02	$2.15	$2.17	$(0.04)	$(1.84)	$(1.88)	$—	$18.82	11.99%*	$65.6	1.10%**	1.10%**	0.19	%**	13%*
8/31/2017	$15.95	$0.06	$3.04	$3.10	$(0.07)	$(0.45)	$(0.52)	$—	$18.53	19.85%[h]	$53.5	1.10%	1.10%[f]	0.32%[f]		23%
8/31/2016	$15.18	$0.09	$1.17	$1.26	$(0.08)	$(0.41)	$(0.49)	$—	$15.95	8.53%	$73.0	1.11%	1.11%	0.62%		18%
8/31/2015	$16.13	$0.07	$(0.43)	$(0.36)	$(0.08)	$(0.51)	$(0.59)	$—	$15.18	(2.16)%	$102.8	1.10%	1.10%	0.47%		27%
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$(0.31)	$0.00	$16.13	22.17%[c]	$143.1	1.10%	1.10%	0.71%		17%
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$(0.20)	$—	$13.48	28.22%	$51.6	1.18%	1.18%§	0.91%		11%
Class C
2/28/2018 (Unaudited)	$17.84	$(0.05)	$2.07	$2.02	$—	$(1.84)	$(1.84)	$—	$18.02	11.58%*	$44.4	1.83%**	1.83%**	(0.55	)%**	13%*
8/31/2017	$15.42	$(0.07)	$2.94	$2.87	$(0.00)	$(0.45)	$(0.45)	$—	$17.84	18.95%[h]	$40.7	1.84%	1.84%[f]	(0.40)%[f]		23%
8/31/2016	$14.73	$(0.02)	$1.13	$1.11	$(0.01)	$(0.41)	$(0.42)	$—	$15.42	7.73%	$39.6	1.85%	1.85%	(0.11)%		18%
8/31/2015	$15.71	$(0.04)	$(0.41)	$(0.45)	$(0.02)	$(0.51)	$(0.53)	$—	$14.73	(2.84)%	$46.1	1.84%	1.84%	(0.27)%		27%
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$(0.28)	$0.00	$15.71	21.30%[c]	$50.5	1.85%	1.85%	(0.01)%		17%
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$(0.14)	$—	$13.20	27.10%	$8.3	2.05%	2.05%§	0.04%		11%
Real Estate Fund
Trust Class
2/28/2018 (Unaudited)	$13.52	$0.11	$(0.92)	$(0.81)	$(0.14)	$(0.57)	$(0.71)	$—	$12.00	(6.48)%*	$125.7	1.42%**	1.04%**	1.62	%**	18%*
8/31/2017	$15.12	$0.20	$0.07	$0.27	$(0.19)	$(1.68)	$(1.87)	$—	$13.52	2.89%	$156.6	1.42%	1.04%	1.46%		45%
8/31/2016	$13.60	$0.19	$2.60	$2.79	$(0.20)	$(1.07)	$(1.27)	$—	$15.12	21.59%	$212.4	1.41%	1.04%	1.34%		49%
8/31/2015	$14.70	$0.18	$(0.37)	$(0.19)	$(0.18)	$(0.73)	$(0.91)	$—	$13.60	(1.54)%	$250.8	1.39%	1.04%	1.24%		33%
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$(0.98)	$0.00	$14.70	22.36%[c]	$314.3	1.41%	1.04%	1.19%		36%
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$(0.51)	$—	$12.96	(2.60)%	$319.9	1.43%	1.04%	1.09%		33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Institutional Class
2/28/2018 (Unaudited)	$13.56	$0.12	$(0.92)	$(0.80)	$(0.15)	$(0.57)	$(0.72)	$—	$12.04	(6.37)%*	$162.1	1.05%**	0.85%**	1.84%**	18%*
8/31/2017	$15.17	$0.22	$0.06	$0.28	$(0.21)	$(1.68)	$(1.89)	$—	$13.56	3.01%	$191.3	1.05%	0.85%	1.64%	45%
8/31/2016	$13.64	$0.22	$2.61	$2.83	$(0.23)	$(1.07)	$(1.30)	$—	$15.17	21.84%	$259.1	1.05%	0.85%	1.53%	49%
8/31/2015	$14.74	$0.21	$(0.37)	$(0.16)	$(0.21)	$(0.73)	$(0.94)	$—	$13.64	(1.34)%	$336.5	1.03%	0.85%	1.42%	33%
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$(1.00)	$0.00	$14.74	22.63%[c]	$463.5	1.05%	0.85%	1.35%	36%
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$(0.53)	$—	$12.99	(2.48)%	$366.4	1.07%	0.85%	1.23%	33%
Class A
2/28/2018 (Unaudited)	$13.51	$0.09	$(0.90)	$(0.81)	$(0.13)	$(0.57)	$(0.70)	$—	$12.00	(6.49)%*	$70.9	1.42%**	1.21%**	1.44%**	18%*
8/31/2017	$15.12	$0.18	$0.05	$0.23	$(0.16)	$(1.68)	$(1.84)	$—	$13.51	2.63%	$83.5	1.42%	1.21%	1.32%	45%
8/31/2016	$13.60	$0.17	$2.60	$2.77	$(0.18)	$(1.07)	$(1.25)	$—	$15.12	21.37%	$118.8	1.42%	1.21%	1.16%	49%
8/31/2015	$14.69	$0.15	$(0.35)	$(0.20)	$(0.16)	$(0.73)	$(0.89)	$—	$13.60	(1.65)%	$137.0	1.41%	1.21%	1.04%	33%
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$(0.95)	$0.00	$14.69	22.17%[c]	$171.9	1.43%	1.21%	1.02%	36%
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$(0.48)	$—	$12.95	(2.82)%	$164.5	1.47%	1.21%	0.84%	33%
Class C
2/28/2018 (Unaudited)	$13.52	$0.05	$(0.92)	$(0.87)	$(0.07)	$(0.57)	$(0.64)	$—	$12.01	(6.86)%*	$14.8	2.18%**	1.96%**	0.70%**	18%*
8/31/2017	$15.12	$0.08	$0.05	$0.13	$(0.05)	$(1.68)	$(1.73)	$—	$13.52	1.89%	$18.9	2.17%	1.96%	0.57%	45%
8/31/2016	$13.60	$0.06	$2.60	$2.66	$(0.07)	$(1.07)	$(1.14)	$—	$15.12	20.45%	$29.3	2.17%	1.96%	0.39%	49%
8/31/2015	$14.68	$0.04	$(0.35)	$(0.31)	$(0.04)	$(0.73)	$(0.77)	$—	$13.60	(2.38)%	$29.9	2.17%	1.96%	0.30%	33%
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$(0.85)	$0.00	$14.68	21.24%[c]	$40.4	2.20%	1.96%	0.26%	36%
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$(0.39)	$—	$12.94	(3.52)%	$39.7	2.24%	1.96%	0.11%	33%
Class R3
2/28/2018 (Unaudited)	$13.49	$0.08	$(0.91)	$(0.83)	$(0.11)	$(0.57)	$(0.68)	$—	$11.98	(6.63)%*	$15.9	1.68%**	1.46%**	1.21%**	18%*
8/31/2017	$15.09	$0.13	$0.08	$0.21	$(0.13)	$(1.68)	$(1.81)	$—	$13.49	2.45%	$19.0	1.68%	1.46%	1.01%	45%
8/31/2016	$13.58	$0.12	$2.60	$2.72	$(0.14)	$(1.07)	$(1.21)	$—	$15.09	21.03%	$25.0	1.68%	1.46%	0.87%	49%
8/31/2015	$14.68	$0.12	$(0.37)	$(0.25)	$(0.12)	$(0.73)	$(0.85)	$—	$13.58	(1.94)%	$22.4	1.66%	1.46%	0.81%	33%
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$(0.92)	$0.00	$14.68	21.89%[c]	$23.5	1.67%	1.46%	0.71%	36%
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$(0.45)	$—	$12.94	(3.04)%	$15.2	1.70%	1.46%	0.56%	33%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class R6
2/28/2018 (Unaudited)	$13.56	$0.12	$(0.91)	$(0.79)	$(0.16)	$(0.57)	$(0.73)	$—	$12.04	(6.34)%*	$59.0	0.99%**	0.78%**	1.81	%**	18%*
8/31/2017	$15.16	$0.22	$0.08	$0.30	$(0.22)	$(1.68)	$(1.90)	$—	$13.56	3.16%	$45.2	0.98%	0.78%	1.62%		45%
8/31/2016	$13.64	$0.21	$2.62	$2.83	$(0.24)	$(1.07)	$(1.31)	$—	$15.16	21.85%	$45.0	0.98%	0.78%	1.48%		49%
8/31/2015	$14.74	$0.21	$(0.36)	$(0.15)	$(0.22)	$(0.73)	$(0.95)	$—	$13.64	(1.26)%	$29.9	0.97%	0.78%	1.40%		33%
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$(1.02)	$0.00	$14.74	22.72%[c]	$26.3	0.98%	0.78%	1.33%		36%
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$(0.14)	$—	$12.99	(6.96)%*	$8.3	1.11%**	0.78%**	0.95	%**	33%[d]
Small Cap Growth Fund
Investor Class
2/28/2018 (Unaudited)	$32.90	$(0.17)	$4.86	$4.69	$—	$(0.51)	$(0.51)	$—	$37.08	14.36%*	$54.4	1.73%**	1.21%**	(0.99	)%**	101%*
8/31/2017	$26.97	$(0.26)	$6.19	$5.93	$—	$—	$—	$—	$32.90	21.99%[h]	$49.8	1.78%	1.20%[f]	(0.86)%[f]		215%
8/31/2016	$29.50	$(0.21)	$(0.77)	$(0.98)	$—	$(1.55)	$(1.55)	$—	$26.97	(3.16)%	$44.0	1.87%	1.21%	(0.83)%		164%
8/31/2015	$27.44	$(0.28)	$2.34	$2.06	$—	$—	$—	$—	$29.50	7.51%	$49.3	1.67%	1.21%	(0.96)%		336%
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$0.00	$27.44	13.58%[c]	$50.7	1.67%	1.21%	(0.85)%		284%
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$24.16	23.96%	$48.8	1.64%	1.22%	(0.72)%		249%
Trust Class
2/28/2018 (Unaudited)[l]	$32.88	$(0.20)	$4.86	$4.66	$—	$(0.47)	$(0.47)	$—	$37.07	14.28%*	$3.7	1.83%**	1.37%**	(1.15	)%**	101%*
8/31/2017[l]	$27.01	$(0.30)	$6.17	$5.87	$—	$—	$—	$—	$32.88	21.74%	$3.9	1.88%	1.37%	(1.04)%		215%
8/31/2016[l]	$29.44	$(0.25)	$(0.75)	$(1.00)	$—	$(1.43)	$(1.43)	$—	$27.01	(3.27)%	$4.4	1.93%	1.37%	(0.99)%		164%
8/31/2015[l]	$27.44	$(0.34)	$2.34	$2.00	$—	$—	$—	$—	$29.44	7.30%	$5.3	1.86%	1.40%	(1.15)%		336%
8/31/2014[l]	$24.21	$(0.28)	$3.51	$3.23	$—	$—	$—	$0.00	$27.44	13.35%[c]	$5.5	1.95%	1.40%	(1.02)%		284%
8/31/2013[l]	$19.56	$(0.18)	$4.83	$4.65	$—	$—	$—	$—	$24.21	23.74%	$7.2	1.83%	1.40%	(0.91)%		249%
Advisor Class
2/28/2018 (Unaudited)[l]	$33.15	$(0.22)	$4.87	$4.65	$—	$(0.74)	$(0.74)	$—	$37.06	14.19%*	$1.9	2.00%**	1.51%**	(1.29	)%**	101%*
8/31/2017[l]	$27.27	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$33.15	21.58%[h]	$1.7	2.05%	1.51%[f]	(1.18)%[f]		215%
8/31/2016[l]	$30.63	$(0.29)	$(0.81)	$(1.10)	$—	$(2.26)	$(2.26)	$—	$27.27	(3.40)%	$2.1	2.08%	1.51%	(1.13)%		164%
8/31/2015[l]	$28.59	$(0.38)	$2.42	$2.04	$—	$—	$—	$—	$30.63	7.13%	$2.7	2.00%	1.51%	(1.26)%		336%
8/31/2014[l]	$25.24	$(0.32)	$3.67	$3.35	$—	$—	$—	$0.00	$28.59	13.27%[c]	$3.5	1.96%	1.51%	(1.15)%		284%
8/31/2013[l]	$20.43	$(0.22)	$5.03	$4.81	$—	$—	$—	$—	$25.24	23.52%	$3.6	1.93%	1.52%	(1.00)%		249%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Institutional Class
2/28/2018 (Unaudited)[l]	$32.85	$(0.12)	$4.87	$4.75	$—	$(0.49)	$(0.49)	$—	$37.11	14.57%*	$13.5	1.47%**	0.90%**	(0.68	)%**	101%*
8/31/2017[l]	$26.86	$(0.17)	$6.16	$5.99	$—	$—	$—	$—	$32.85	22.31%	$11.8	1.50%	0.90%	(0.57)%		215%
8/31/2016[l]	$29.24	$(0.14)	$(0.73)	$(0.87)	$—	$(1.51)	$(1.51)	$—	$26.86	(2.82)%	$9.4	1.55%	0.90%	(0.53)%		164%
8/31/2015[l]	$27.11	$(0.19)	$2.32	$2.13	$—	$—	$—	$—	$29.24	7.84%	$20.7	1.44%	0.90%	(0.65)%		336%
8/31/2014[l]	$23.80	$(0.15)	$3.46	$3.31	$—	$—	$—	$0.00	$27.11	13.91%[c]	$19.0	1.48%	0.90%	(0.54)%		284%
8/31/2013[l]	$19.14	$(0.09)	$4.75	$4.66	$—	$—	$—	$—	$23.80	24.35%	$14.9	1.41%	0.90%	(0.41)%		249%
Class A
2/28/2018 (Unaudited)[l]	$32.87	$(0.18)	$4.85	$4.67	$—	$(0.46)	$(0.46)	$—	$37.08	14.34%*	$4.0	1.86%**	1.26%**	(1.04	)%**	101%*
8/31/2017[l]	$26.97	$(0.27)	$6.17	$5.90	$—	$—	$—	$—	$32.87	21.88%	$3.3	1.90%	1.26%	(0.93)%		215%
8/31/2016[l]	$29.36	$(0.23)	$(0.74)	$(0.97)	$—	$(1.42)	$(1.42)	$—	$26.97	(3.18)%	$3.5	1.95%	1.26%	(0.88)%		164%
8/31/2015[l]	$27.32	$(0.30)	$2.34	$2.04	$—	$—	$—	$—	$29.36	7.45%	$5.1	1.83%	1.26%	(1.01)%		336%
8/31/2014[l]	$24.07	$(0.26)	$3.51	$3.25	$—	$—	$—	$0.00	$27.32	13.51%[c]	$4.4	1.81%	1.26%	(0.96)%		284%
8/31/2013[l]	$19.42	$(0.17)	$4.82	$4.65	$—	$—	$—	$—	$24.07	23.93%	$2.4	1.83%	1.26%	(0.81)%		249%
Class C
2/28/2018 (Unaudited)[l]	$33.24	$(0.31)	$4.87	$4.56	$—	$(0.77)	$(0.77)	$—	$37.03	13.91%*	$2.2	2.59%**	2.01%**	(1.79	)%**	101%*
8/31/2017[l]	$27.47	$(0.50)	$6.27	$5.77	$—	$—	$—	$—	$33.24	21.00%	$2.0	2.63%	2.01%	(1.68)%		215%
8/31/2016[l]	$31.11	$(0.43)	$(0.85)	$(1.28)	$—	$(2.36)	$(2.36)	$—	$27.47	(3.92)%	$1.8	2.68%	2.01%	(1.63)%		164%
8/31/2015[l]	$29.16	$(0.55)	$2.50	$1.95	$—	$—	$—	$—	$31.11	6.68%	$2.3	2.58%	2.01%	(1.76)%		336%
8/31/2014[l]	$25.89	$(0.49)	$3.76	$3.27	$—	$—	$—	$0.00	$29.16	12.64%[c]	$1.8	2.57%	2.01%	(1.68)%		284%
8/31/2013[l]	$21.05	$(0.37)	$5.21	$4.84	$—	$—	$—	$—	$25.89	22.99%	$1.1	2.56%	2.01%	(1.58)%		249%
Class R3
2/28/2018 (Unaudited)[l]	$33.14	$(0.22)	$4.88	$4.66	$—	$(0.74)	$(0.74)	$—	$37.06	14.22%*	$1.2	2.14%**	1.51%**	(1.29	)%**	101%*
8/31/2017[l]	$27.26	$(0.35)	$6.23	$5.88	$—	$—	$—	$—	$33.14	21.58%	$1.0	2.19%	1.51%	(1.17)%		215%
8/31/2016[l]	$30.63	$(0.29)	$(0.83)	$(1.12)	$—	$(2.25)	$(2.25)	$—	$27.26	(3.44)%	$1.1	2.24%	1.51%	(1.12)%		164%
8/31/2015[l]	$28.56	$(0.39)	$2.46	$2.07	$—	$—	$—	$—	$30.63	7.22%	$1.0	2.15%	1.51%	(1.25)%		336%
8/31/2014[l]	$25.22	$(0.32)	$3.66	$3.34	$—	$—	$—	$0.00	$28.56	13.24%[c]	$0.5	2.16%	1.51%	(1.15)%		284%
8/31/2013[l]	$20.42	$(0.23)	$5.03	$4.80	$—	$—	$—	$—	$25.22	23.54%	$0.4	2.15%	1.51%	(1.08)%		249%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund
Investor Class
2/28/2018 (Unaudited)[k]	$37.56	$0.13	$3.61	$3.74	$(0.24)	$(2.10)	$(2.34)	$—	$38.96	10.16%*	$709.5	0.85%**	0.85%**	0.66%**	7%*
8/31/2017[k]	$34.56	$0.24	$4.31	$4.55	$(0.23)	$(1.32)	$(1.55)	$—	$37.56	13.54%[h]	$732.6	0.85%	0.84%[f]	0.66%[f]	26%
8/31/2016[k]	$33.29	$0.24	$3.10	$3.34	$(0.22)	$(1.85)	$(2.07)	$—	$34.56	10.49%	$739.0	0.86%	0.86%	0.74%	25%
8/31/2015[k]	$37.01	$0.27	$(0.12)	$0.15	$(0.26)	$(3.61)	$(3.87)	$—	$33.29	0.29%	$758.0	0.85%	0.85%	0.76%	28%
8/31/2014[k]	$32.72	$0.31	$6.49	$6.80	$(0.30)	$(2.21)	$(2.51)	$0.00	$37.01	21.54%[c]	$821.1	0.86%	0.86%	0.87%	36%
8/31/2013[k]	$26.53	$0.27	$6.10	$6.37	$(0.18)	$—	$(0.18)	$—	$32.72	24.18%	$825.2	0.87%	0.87%	0.91%	35%
Trust Class
2/28/2018 (Unaudited)[k]	$37.58	$0.10	$3.61	$3.71	$(0.17)	$(2.10)	$(2.27)	$—	$39.02	10.07%*	$236.8	1.01%**	1.01%**	0.49%**	7%*
8/31/2017[k]	$35.74	$0.18	$4.38	$4.56	$(0.40)	$(2.32)	$(2.72)	$—	$37.58	13.41%[h]	$234.6	1.02%	1.01%[f]	0.51%[f]	26%
8/31/2016[k]	$35.91	$0.19	$3.25	$3.44	$(0.37)	$(3.24)	$(3.61)	$—	$35.74	10.29%	$270.6	1.03%	1.03%	0.58%	25%
8/31/2015[k]	$42.53	$0.23	$(0.11)	$0.12	$(0.42)	$(6.32)	$(6.74)	$—	$35.91	0.12%	$318.3	1.03%	1.03%	0.58%	28%
8/31/2014[k]	$38.95	$0.28	$7.62	$7.90	$(0.44)	$(3.88)	$(4.32)	$0.00	$42.53	21.32%[c]	$418.4	1.03%	1.03%	0.70%	36%
8/31/2013[k]	$31.70	$0.26	$7.27	$7.53	$(0.28)	$—	$(0.28)	$—	$38.95	23.95%	$431.3	1.04%	1.04%	0.76%	35%
Institutional Class
2/28/2018 (Unaudited)	$37.55	$0.16	$3.62	$3.78	$(0.32)	$(2.10)	$(2.42)	$—	$38.91	10.26%*	$885.4	0.66%**	0.66%**	0.85%**	7%*
8/31/2017	$34.55	$0.30	$4.32	$4.62	$(0.30)	$(1.32)	$(1.62)	$—	$37.55	13.78%[h]	$848.8	0.66%	0.66%[f]	0.84%[f]	26%
8/31/2016	$33.28	$0.30	$3.11	$3.41	$(0.29)	$(1.85)	$(2.14)	$—	$34.55	10.70%	$745.5	0.67%	0.67%	0.93%	25%
8/31/2015	$37.00	$0.33	$(0.12)	$0.21	$(0.33)	$(3.60)	$(3.93)	$—	$33.28	0.46%	$714.8	0.67%	0.67%	0.94%	28%
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$(2.56)	$0.00	$37.00	21.76%[c]	$706.5	0.68%	0.68%	1.06%	36%
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$(0.23)	$—	$32.70	24.41%	$557.7	0.69%	0.69%	1.10%	35%
Class A
2/28/2018 (Unaudited)[k]	$37.58	$0.09	$3.61	$3.70	$(0.17)	$(2.10)	$(2.27)	$—	$39.01	10.04%*	$123.7	1.03%**	1.03%**	0.48%**	7%*
8/31/2017[k]	$35.78	$0.18	$4.37	$4.55	$(0.41)	$(2.34)	$(2.75)	$—	$37.58	13.36%[h]	$118.0	1.03%	1.03%[f]	0.48%[f]	26%
8/31/2016[k]	$36.02	$0.19	$3.25	$3.44	$(0.39)	$(3.29)	$(3.68)	$—	$35.78	10.27%	$131.6	1.05%	1.05%	0.56%	25%
8/31/2015[k]	$42.73	$0.23	$(0.11)	$0.12	$(0.44)	$(6.39)	$(6.83)	$—	$36.02	0.11%	$140.9	1.05%	1.05%	0.57%	28%
8/31/2014[k]	$39.16	$0.28	$7.64	$7.92	$(0.43)	$(3.92)	$(4.35)	$0.00	$42.73	21.28%[c]	$134.0	1.05%	1.05%	0.68%	36%
8/31/2013[k]	$31.88	$0.25	$7.31	$7.56	$(0.28)	$—	$(0.28)	$—	$39.16	23.89%	$109.6	1.09%	1.09%§	0.67%	35%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Class C
2/28/2018 (Unaudited)[k]	$37.63	$(0.05)	$3.62	$3.57	$—	$(2.10)	$(2.10)	$—	$39.10	9.66%*	$59.8	1.78%**	1.78%**	(0.26	)%**	7%*
8/31/2017[k]	$35.92	$(0.09)	$4.39	$4.30	$(0.17)	$(2.42)	$(2.59)	$—	$37.63	12.53%[h]	$56.6	1.78%	1.78%[f]	(0.27)%[f]		26%
8/31/2016[k]	$36.25	$(0.07)	$3.27	$3.20	$(0.13)	$(3.40)	$(3.53)	$—	$35.92	9.44%	$53.5	1.79%	1.79%	(0.19)%		25%
8/31/2015[k]	$43.29	$(0.08)	$(0.09)	$(0.17)	$(0.26)	$(6.61)	$(6.87)	$—	$36.25	(0.67)%	$52.2	1.79%	1.79%	(0.18)%		28%
8/31/2014[k]	$39.72	$(0.02)	$7.75	$7.73	$(0.11)	$(4.05)	$(4.16)	$0.00	$43.29	20.42%[c]	$44.5	1.80%	1.80%	(0.05)%		36%
8/31/2013[k]	$32.40	$(0.04)	$7.45	$7.41	$(0.09)	$—	$(0.09)	$—	$39.72	22.98%	$27.5	1.86%	1.86%§	(0.10)%		35%
Class R3
2/28/2018 (Unaudited)[k]	$37.59	$0.04	$3.63	$3.67	$(0.07)	$(2.10)	$(2.17)	$—	$39.09	9.95%*	$37.0	1.28%**	1.28%**	0.21	%**	7%*
8/31/2017[k]	$35.86	$0.07	$4.37	$4.44	$(0.34)	$(2.37)	$(2.71)	$—	$37.59	13.04%[h]	$41.3	1.28%	1.28%[f]	0.21%[f]		26%
8/31/2016[k]	$36.13	$0.11	$3.26	$3.37	$(0.31)	$(3.33)	$(3.64)	$—	$35.86	10.01%	$33.3	1.29%	1.29%	0.30%		25%
8/31/2015[k]	$42.93	$0.13	$(0.09)	$0.04	$(0.36)	$(6.48)	$(6.84)	$—	$36.13	(0.12)%	$30.4	1.29%	1.29%	0.31%		28%
8/31/2014[k]	$39.35	$0.18	$7.69	$7.87	$(0.31)	$(3.98)	$(4.29)	$0.00	$42.93	21.02%[c]	$32.2	1.29%	1.29%	0.45%		36%
8/31/2013[k]	$32.06	$0.16	$7.36	$7.52	$(0.23)	$—	$(0.23)	$—	$39.35	23.64%	$25.3	1.30%	1.30%	0.46%		35%
Class R6
2/28/2018 (Unaudited)[k]	$37.54	$0.17	$3.62	$3.79	$(0.34)	$(2.10)	$(2.44)	$—	$38.89	10.31%*	$266.8	0.59%**	0.59%**	0.89	%**	7%*
8/31/2017[k]	$34.54	$0.33	$4.31	$4.64	$(0.32)	$(1.32)	$(1.64)	$—	$37.54	13.84%[h]	$361.3	0.59%	0.59%[f]	0.91%[f]		26%
8/31/2016[k]	$33.27	$0.32	$3.11	$3.43	$(0.31)	$(1.85)	$(2.16)	$—	$34.54	10.78%	$373.4	0.60%	0.60%	0.96%		25%
8/31/2015[k]	$37.00	$0.36	$(0.14)	$0.22	$(0.35)	$(3.60)	$(3.95)	$—	$33.27	0.51%	$222.4	0.60%	0.60%	1.02%		28%
8/31/2014[k]	$32.68	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$(2.58)	$0.00	$37.00	21.88%[c]	$279.6	0.60%	0.60%	1.11%		36%
Period from 3/15/2013^ to 8/31/2013[k]	$31.14	$0.14	$1.40	$1.54	$—	$—	$—	$—	$32.68	4.97%*	$249.6	0.62%**	0.62%**	0.94	%**	35%[d]
Value Fund
Institutional Class
2/28/2018 (Unaudited)	$18.14	$0.13	$0.92	$1.05	$(0.39)	$(1.39)	$(1.78)	$—	$17.41	5.64%*	$9.3	2.50%**	0.70%**	1.41	%**	70%*
8/31/2017	$15.72	$0.25	$2.29	$2.54	$(0.12)	$—	$(0.12)	$—	$18.14	16.18%	$10.8	2.20%	0.71%	1.47%		115%
8/31/2016	$14.35	$0.20	$1.61	$1.81	$(0.23)	$(0.21)	$(0.44)	$—	$15.72	13.23%	$9.1	2.68%	0.72%^^	1.40%		118%
8/31/2015	$16.51	$0.19	$(1.35)	$(1.16)	$(0.15)	$(0.85)	$(1.00)	$—	$14.35	(7.42)%	$13.1	1.82%	0.70%	1.24%		166%
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$(0.10)	$—	$16.51	22.98%	$12.6	2.41%	0.70%	1.12%		129%
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$(0.22)	$—	$13.52	23.23%	$6.9	5.93%	0.71%	1.25%		250%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Returnab	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets##	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Value Fund (cont'd)
Class A
2/28/2018 (Unaudited)	$18.02	$0.10	$0.91	$1.01	$(0.25)	$(1.39)	$(1.64)	$—	$17.39	5.47%*	$2.4	2.92%**	1.05%**	1.08%**	70%*
8/31/2017	$15.62	$0.18	$2.29	$2.47	$(0.07)	$—	$(0.07)	$—	$18.02	15.83%	$2.7	2.60%	1.08%	1.08%	115%
8/31/2016	$14.25	$0.14	$1.60	$1.74	$(0.16)	$(0.21)	$(0.37)	$—	$15.62	12.70%	$3.8	3.08%	1.10%^^	1.02%	118%
8/31/2015	$16.40	$0.13	$(1.33)	$(1.20)	$(0.10)	$(0.85)	$(0.95)	$—	$14.25	(7.71)%	$7.3	2.21%	1.08%	0.84%	166%
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$(0.05)	$—	$16.40	22.43%	$8.0	2.80%	1.10%	0.74%	129%
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$(0.19)	$—	$13.44	22.72%	$3.7	6.81%	1.11%	0.82%	250%
Class C
2/28/2018 (Unaudited)	$17.52	$0.03	$0.89	$0.92	$(0.16)	$(1.39)	$(1.55)	$—	$16.89	5.07%*	$3.3	3.61%**	1.80%**	0.34%**	70%*
8/31/2017	$15.33	$0.06	$2.22	$2.28	$(0.09)	$—	$(0.09)	$—	$17.52	14.92%	$3.5	3.31%	1.83%	0.37%	115%
8/31/2016	$14.02	$0.04	$1.57	$1.61	$(0.09)	$(0.21)	$(0.30)	$—	$15.33	11.92%	$0.5	3.87%	1.84%^^	0.29%	118%
8/31/2015	$16.18	$0.01	$(1.32)	$(1.31)	$(0.00)	$(0.85)	$(0.85)	$—	$14.02	(8.44)%	$0.5	2.98%	1.83%	0.07%	166%
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$16.18	21.56%	$0.6	3.57%	1.86%	(0.05)%	129%
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$(0.13)	$—	$13.31	21.82%	$0.3	7.31%	1.87%	0.01%	250%

See Notes to Financial Highlights

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive the Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements.

##  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

^  The date investment operations commenced.

*  Not annualized.

**  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2018	2017	2016	2015	2014	2013
Emerging Markets Equity Class R3	1.91%	—	—	—	—	—
Equity Income Class R3	—	—	—	—	1.32%	1.31%
Focus Institutional Class	0.75%	—	—	—	—	—
Genesis Institutional Class	—	0.84%	0.85%	—	0.85%	—
Genesis Class R6	—	0.77%	0.78%	—	0.78%	—
Guardian Advisor Class	—	—	1.26%	—	—	1.30%
Guardian Class A	—	—	—	—	1.08%	1.10%
Guardian Class C	—	—	—	—	1.84%	—
International Equity Institutional Class	—	0.84%	0.85%	0.83%	—	—
International Equity Class A	—	1.20%	—	1.20%	—	—
International Equity Class C	—	1.96%	—	—	—	—
International Equity Class R6	—	—	—	0.76%	—	—
Intrinsic Value Institutional Class	1.00%	—	—	—	—	—
Large Cap Value Institutional Class	0.70%	0.69%	—	0.70%	0.70%	—
Large Cap Value Class A	—	—	—	—	1.08%	—
Large Cap Value Class C	—	—	—	1.82%	1.82%	1.86%
Large Cap Value Class R3	1.36%	—	—	—	—	—
Mid Cap Growth Institutional Class	—	—	0.73%	0.73%	—	—
Mid Cap Growth Class A	—	1.09%	1.10%	1.10%	—	—
Mid Cap Growth Class C	1.83%	1.86%	—	—	—	—
Mid Cap Growth Class R3	1.35%	—	—	—	—	—
Mid Cap Growth Class R6	—	—	—	0.67%	—	—
Mid Cap Intrinsic Value Trust Class	—	1.24%	—	—	1.23%	—
Mid Cap Intrinsic Value Institutional Class	—	—	—	—	0.82%	—
Mid Cap Intrinsic Value Class A	—	—	—	—	1.21%	—

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2018	2017	2016	2015	2014	2013
Mid Cap Intrinsic Value Class C	—	—	—	—	1.94%	—
Multi-Cap Opportunities Institutional Class	—	—	—	—	—	0.82%
Multi-Cap Opportunities Class A	—	—	—	—	—	1.16%
Multi-Cap Opportunities Class C	—	—	—	—	—	1.92%
Socially Responsive Class A	—	—	—	—	—	1.08%
Socially Responsive Class C	—	—	—	—	—	1.83%

^^  Represents the annualized ratio of net expenses to average daily net assets after utilization of the Line of Credit by Greater China Equity (2015, 2016 and 2017) and Value (2016) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Funds are required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Greater China Equity and Value not utilized the Line of Credit, or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2017	2016	2015
Greater China Equity Institutional Class	1.50%	1.51%	1.50%
Greater China Equity Class A	1.86%	1.87%	1.86%
Greater China Equity Class C	2.61%	2.62%	2.61%
Value Institutional Class	—	0.71%	—
Value Class A	—	1.10%	—
Value Class C	—	1.84%	—

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Funds' total returns for the six months ended February 28, 2018. Except for the Fund classes listed below, the class action proceeds received in 2017, 2016, 2015, 2014 and/or 2013, if any, had no impact on the Funds' total returns for the years ended August 31, 2017, 2016, 2015, 2014 and/or 2013. Had the Fund classes listed below not received class

Notes to Financial Highlights (Unaudited) (cont'd)

action proceeds in 2017, 2016, 2015, 2014 and/or 2013, total return based on per share NAV for the years ended August 31, 2017, 2016, 2015, 2014 and/or 2013 would have been:

	Year Ended August 31,
	2017	2016	2015	2014	2013
Genesis Investor Class	—	—	—	13.62%	—
Genesis Trust Class	—	—	—	13.51%	—
Genesis Advisor Class	—	—	—	13.21%	—
Genesis Institutional Class	—	—	—	13.78%	—
Genesis Class R6	—	—	—	13.90%	—
Large Cap Value Investor Class	—	—	(7.26)%	—	23.93%
Large Cap Value Trust Class	—	—	(7.45)%	—	23.61%
Large Cap Value Advisor Class	—	—	—	—	23.46%
Large Cap Value Institutional Class	—	—	(7.09)%	—	24.11%
Large Cap Value Class A	—	—	(7.49)%	—	23.57%
Large Cap Value Class R3	—	—	(7.71)%	—	23.41%
Mid Cap Intrinsic Value Investor Class	—	—	—	22.79%	—
Mid Cap Intrinsic Value Trust Class	—	—	—	22.41%	—
Mid Cap Intrinsic Value Institutional Class	—	—	—	—	—
Mid Cap Intrinsic Value Class A	16.89%	—	—	—	—
Mid Cap Intrinsic Value Class R3	—	—	—	22.17%	—
Small Cap Growth Investor Class	21.91%	(3.27)%	7.07%	—	23.81%
Small Cap Growth Trust Class	21.68%	(3.40)%	6.86%	—	23.45%
Small Cap Growth Advisor Class	21.47%	(3.50)%	6.72%	—	23.31%
Small Cap Growth Institutional Class	22.23%	(2.99)%	7.41%	—	24.05%
Small Cap Growth Class A	21.81%	(3.31)%	7.05%	—	23.84%
Small Cap Growth Class C	20.94%	(4.02)%	6.37%	—	22.92%
Small Cap Growth Class R3	21.47%	(3.54)%	6.81%	—	23.47%

c  The voluntary contribution received in 2014 had no impact on the Funds' total return for the year ended August 31, 2014.

d  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive, for the year ended August 31, 2014 for International Equity and for the year ended August 31, 2017 for International Select.

e  The voluntary contributions listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended August 31, 2017. Had Mid Cap Growth not received the voluntary contribution in 2016, the total return based on per share NAV for the year ended August 31, 2016, would have been:

Mid Cap Growth Investor Class	(1.78)%
Mid Cap Growth Trust Class	(1.90)%
Mid Cap Growth Advisor Class	(2.13)%
Mid Cap Growth Institutional Class	(1.66)%
Mid Cap Growth Class A	(2.04)%
Mid Cap Growth Class C	(2.66)%
Mid Cap Growth Class R3	(2.21)%
Mid Cap Growth Class R6	(1.51)%

Notes to Financial Highlights (Unaudited) (cont'd)

f  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Funds not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Equity Income Institutional Class	0.69%	2.99%
Equity Income Class A	1.05%	2.56%
Equity Income Class C	1.80%	1.82%
Equity Income Class R3	1.34%	2.27%
Focus Investor Class	0.92%	0.27%
Focus Trust Class	1.10%	0.09%
Focus Advisor Class	1.26%	(0.08)%
Genesis Investor Class	1.02%	0.21%
Genesis Trust Class	1.09%	0.12%
Genesis Advisor Class	1.36%	(0.14)%
Genesis Institutional Class	0.85%	0.38%
Genesis Class R6	0.77%	0.45%
Guardian Investor Class	0.90%	0.75%
Guardian Trust Class	1.07%	0.57%
Guardian Advisor Class	1.38%	0.25%
Guardian Institutional Class	0.72%	0.94%
Guardian Class A	1.10%	0.55%
Guardian Class C	1.84%	(0.20)%
Guardian Class R3	1.36%	0.28%
International Equity Investor Class	1.05%	0.97%
International Equity Trust Class	1.09%	0.91%
International Equity Institutional Class	0.85%	1.19%
International Equity Class A	—	0.65%
International Equity Class C	—	0.04%
International Equity Class R6	—	1.31%
Large Cap Value Investor Class	0.87%	1.30%
Large Cap Value Trust Class	1.05%	1.11%
Large Cap Value Advisor Class	1.20%	0.97%

Notes to Financial Highlights (Unaudited) (cont'd)

	Ratio of Net Expenses to Average Net Assets Year Ended August 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended August 31, 2017
Large Cap Value Institutional Class	0.70%	1.49%
Large Cap Value Class A	1.07%	1.11%
Large Cap Value Class C	1.81%	0.36%
Large Cap Value Class R3	1.36%	0.90%
Mid Cap Growth Investor Class	0.93%	(0.30)%
Mid Cap Growth Trust Class	0.97%	(0.34)%
Mid Cap Growth Advisor Class	1.23%	(0.60)%
Mid Cap Growth Institutional Class	0.72%	(0.09)%
Mid Cap Growth Class A	1.11%	(0.49)%
Mid Cap Growth Class R6	0.65%	(0.02)%
Mid Cap Intrinsic Value Investor Class	1.07%	1.00%
Mid Cap Intrinsic Value Trust Class	1.25%	0.82%
Mid Cap Intrinsic Value Institutional Class	0.85%	1.19%
Mid Cap Intrinsic Value Class A	1.21%	0.89%
Mid Cap Intrinsic Value Class C	1.96%	0.15%
Multi-Cap Opportunities Institutional Class	0.75%	0.68%
Multi-Cap Opportunities Class A	1.10%	0.32%
Multi-Cap Opportunities Class C	1.84%	(0.40)%
Small Cap Growth Investor Class	1.21%	(0.87)%
Small Cap Growth Advisor Class	1.51%	(1.18)%
Socially Responsive Investor Class	0.85%	0.66%
Socially Responsive Trust Class	1.02%	0.49%
Socially Responsive Institutional Class	0.66%	0.84%
Socially Responsive Class A	1.03%	0.48%
Socially Responsive Class C	1.78%	(0.27)%
Socially Responsive Class R3	1.28%	0.21%
Socially Responsive Class R6	0.59%	0.91%

g  On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund ("International") pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

Notes to Financial Highlights (Unaudited) (cont'd)

h  Except for the Fund classes listed below, total return would have been the same for the year ended August 31, 2017, if the Funds had not received the refund listed in Note G of the Notes to Financial Statements. Had the Funds not received the refund listed in Note G of the Notes to Financial Statements, the total return would have been:

Year Ended August 31, 2017
Guardian Advisor Class	17.00%
International Equity Investor Class	15.58%
International Equity Trust Class	15.53%
Mid Cap Intrinsic Value Investor Class	17.14%

k  After the close of business on December 8, 2017, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

l  After the close of business on February 23, 2018, the Funds' applicable classes underwent a stock split or reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services
800.366.6264

Sub-Adviser

Green Court Capital Management Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
30 Dan Road
Canton, MA 02021

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Equity Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Agreements") with respect to each series (each a "Fund").Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 28, 2017, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund's strategy, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and Fund shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management used brokers to execute Fund transactions that provide research and other services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest between the Funds' investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social and corporate governance ("ESG") matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law. The Board considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. It also noted Management's activities under its contractual obligation to oversee the Funds' various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds.

The Board noted that Management assumes significant ongoing risks with respect to all Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks, for which Management is entitled to compensation. The Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it, including the Department of Labor Fiduciary Rule. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund's performance, along with its fees and other expenses, to a group of industry peers and a broad universe of funds with similar investment programs. The Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate benchmark index and the median performance of the composite industry peer group constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

In the case of those Funds that had underperformed their benchmark indices and/or peer groups to an extent, or over a period of time, that the Board found to raise concerns, the Board discussed with Management each such Fund's performance and evaluated steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds' performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of each Fund's management fee and total expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. Accordingly, the Board also considered each Fund's total expense ratio.

The Board compared each Fund's contractual and actual management fees to the mean and median of the contractual and actual management fees, respectively, of that Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its profitability figures. The Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the profitability levels were still reasonable when calculated by these other methods. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management's reported level of profitability, if any, on each Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. The Board gave careful thought to the size of any breakpoints in each Fund's advisory fees and the asset levels at which they are set. It also considered whether the breakpoints were set at an appropriate level and compared the breakpoint structure to that of the peer group. The Board also considered that Management has provided, at no added cost to the Funds, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board, and that this is a way of sharing economies of scale with the Funds and their shareholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The peer groups and broad universes of similar funds referenced in this section are those identified by the consulting firm, as discussed above; the risk/return ratios referenced are the Sharpe ratios. The data used to provide the benchmark comparison was provided by Management. In the case of underperformance for the periods reflected, the Board considered the magnitude of that underperformance relative to the peer group median and the benchmark (i.e., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed the peer group median or benchmark). Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. The Board reviewed the expenses of each class for one Fund in the Trust as a proxy for the class expense structure in comparison to a peer group for that class. The Board noted the effect of higher expenses on the performance of the other classes of shares.

•  Neuberger Berman Dividend Growth Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. In determining to renew the Management Agreement, the Board considered the Fund's short performance history and that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Board also noted that the Fund's risk/return ratio for the 1-year period was better than the peer group median. The Fund was launched in 2015 and therefore does not have 3, 5 or 10-year performance.

•  Neuberger Berman Emerging Markets Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3 and 5-year periods. In determining to renew the Management Agreement, the Board also noted that the Fund's risk/return ratios were better than the median of the broad universe of emerging market equity funds for the 3 and 5-year periods. The Fund was launched in 2008 and therefore does not have 10-year performance. The Board also noted the Fund's very good performance during the 8-month period ending August 31, 2017.

•  Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 3-year periods, but lower than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period, but lower for the 3 and 5-year period. In determining to renew the Management Agreement, the Board also noted that the Fund's risk/return ratio was better than the median of the broad universe of equity income funds for the 3-year period. The Fund's Institutional Class was launched in 2008 and therefore does not have 10-year performance.

•  Neuberger Berman Focus Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods, higher than the median for the 5-year period, and equal to the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, 5 and 10-year periods. In determining to renew the Management Agreement, the Board noted that the Fund's risk/return ratio was better than the median of the broad universe of multi-cap core funds for the 5-year period. The Board also noted the Fund's strong performance over the 8-month period ending August 31, 2017.

•  Neuberger Berman Genesis Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both higher than the respective medians. The Board also considered that, as compared to its peer group, the Fund's total expense ratio was equal to the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 10-year periods, and equal to the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods, and higher for the 10-year periods. In determining to renew the Management Agreement, the Board also noted that the Fund's risk/return ratio was better than the median of the broad universe of small-cap growth funds for the 3 and 5-year periods. The Board noted that a new portfolio manager joined the team that manages the Fund in 2015. The Board also considered Management's addition of a new breakpoint in the Fund's advisory fee rate schedule.

•  Neuberger Berman Global Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was equal to the median. The Board also considered that, as compared to its peer group, the Fund's total expense ratio was equal to the median. The Board also noted that Management, in response to Board requests and/or market pressures, had recently lowered its contractual management fees and fee caps for the Fund. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 3-year periods, but lower than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods. The Fund was launched in 2011 and therefore does not have 10-year performance. In determining to renew the Management Agreement, the Board noted that the Fund's risk/return ratio was better than the median of the broad universe of global multi-cap growth funds for the 3-year period. The Board also noted the Fund's good performance during the 8-month period ending August 31, 2017.

•  Neuberger Berman Global Real Estate Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was equal to the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period. The Fund was launched in 2014 and therefore does not have 3, 5 or 10-year performance. In determining to renew the Management

Agreement, the Board considered the Fund's short performance history and that the Fund's performance was strong for the 8-month period ending August 31, 2017.

•  Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was equal to the median, but the actual management fee net of fees waived by Management was higher than the median. The Board also considered that, as compared to its peer group, the Fund's total expense ratio was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period, but higher than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3-year period. The Board noted that the Fund's risk/return ratio was better than the median of the broad universe of China region funds for the 3-year period. The Fund was launched in 2013 and therefore does not have 5 or 10-year performance. In determining to renew the Management Agreement, the Board considered the Fund's short performance history and that the Fund's performance was very strong for the 8-month period ending August 31, 2017.

•  Neuberger Berman Guardian Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods. The Board noted that a new portfolio manager assumed responsibility for the Fund in October 2015 and another new portfolio manager joined the team that manages the Fund in February 2017. The Fund's Institutional Class was launched in 2009 and therefore does not have 10-year performance. In determining to renew the Management Agreement, the Board also noted the Fund's very good performance for the 8-month period ending August 31, 2017.

•  Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was equal to the median. The Board also considered that, as compared to its peer group, the Fund's total expense ratio was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 10-year periods, but higher than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3, 5 and 10-year periods. In determining to renew the Management Agreement, the Board noted that the Fund's risk/return ratio was better than the median of the broad universe of international multi-cap growth funds for the 3 and 5-year periods. The Board noted that an additional portfolio manager joined the team that manages the Fund in December 2016. The Board also noted the Fund's good performance relative to its benchmark for the 8-month period ending August 31, 2017.

•  Neuberger Berman International Select (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board also noted that Management, in response to Board requests and/or market pressures, had recently lowered its fee caps for the Fund. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 10-year periods, but lower than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period, but higher for the 3, 5, and 10-year periods. In determining to renew the Management Agreement, the Board also noted that the Fund's risk/return ratio was better than the median of the broad universe of international multi-cap growth funds for the 3-year period and equal to the median for the 5-year period. The Board noted that an additional portfolio manager joined the team that manages the Fund in December 2016. The Board noted the Fund's very good performance relative to its benchmark for the 8-month period ending August 31, 2017.

•  Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both higher than the respective medians. The Board also considered that, as compared to its peer group, the Fund's total expense ratio was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods. The Fund's Institutional Class was launched in 2010 and therefore does not have 10-year performance. In determining to renew the Management Agreement, the Board also noted the Fund's very strong performance over the 8-month period ending August 31, 2017.

•  Neuberger Berman Large Cap Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, and 5-year periods, but lower than the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period, but lower for the 3, 5 and 10-year periods. In determining to renew the Management Agreement, the Board also noted the Fund's good performance relative to its benchmark over the 8-month period ending August 31, 2017.

•  Neuberger Berman Mid Cap Growth Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was equal to the median for the 1-year period, but lower than the median for the 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods. In determining to renew the Management Agreement, the Board also noted that the Fund's risk/return ratio was better than the median of the broad universe of mid-cap growth funds for the 3 and 5-year periods. The Fund's Institutional Class was launched in 2007 and therefore does not have 10-year performance. The Board noted the Fund's positive performance during the 8-month period ending August 31, 2017.

•  Neuberger Berman Mid Cap Intrinsic Value Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 10-year periods, equal to the median for the 3-year period, and higher than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, 5, and 10-year periods. In determining to renew the Management Agreement, the Board also noted that the Fund's risk/return ratio was better than the median of the broad universe of mid-cap value funds for the 3 and 5-year periods. The Board noted the Fund's very strong performance during the 8-month period ending August 31, 2017.

•  Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, 5, and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 5, and 10-year periods, but lower for the 3-year period. In determining to renew the Management Agreement, the Board also noted the Fund's strong performance for the 8-month period ending August 31, 2017.

•  Neuberger Berman Real Estate Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods. The Fund's Institutional Class was launched in 2008 and therefore does not have 10-year performance. In determining to renew the Management Agreement, the Board noted that the Fund's risk/return ratio was better than the median of the broad universe of multi-cap core funds for the 5-year period. The Board also noted the Fund's very strong performance over the 8-month period ending August 31, 2017.

•  Neuberger Berman Small Cap Growth Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3, 5, and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, 5, and 10-year periods. The Board noted that Management retained a new portfolio management team for this Fund in November 2015. In determining to renew the Management Agreement, the Board also noted the Fund's very strong performance during the 8-month period ending August 31, 2017.

•  Neuberger Berman Socially Responsive Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 5-year periods, but higher than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods. In determining to renew the Management Agreement, the Board also noted that the Fund's risk/return ratio was better than the median of the broad universe of multi-cap core funds for the 3 and 5-year periods. The Fund's Institutional Class was launched in 2007 and therefore does not have 10-year performance. The Board noted the potential for Management's increased ESG research capabilities to supplement the robust ESG research capabilities that already support the Fund.

•  Neuberger Berman Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and the actual management fee net of fees waived by Management were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, 5 and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 10-year periods, but lower for the 3 and 5-year periods. In determining to renew the Management Agreement, the Board also noted the Fund's good performance relative to its benchmark for the 8-month period ending August 31, 2017.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that the Board retained confidence in Management's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

I0134 04/18

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/Robert Conti
Robert Conti
Chief Executive Officer and President

Date: May 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Robert Conti
Robert Conti
Chief Executive Officer and President

Date: May 3, 2018

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: May 3, 2018